UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1. Report to Stockholders.

MEEDER
INVESTMENT MANAGEMENT

Meeder Funds Annual Report

December 31, 2017

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Summaries
Muirfield Fund	3
Dynamic Allocation Fund	5
Aggressive Allocation Fund	6
Balanced Fund	7
Global Allocation Fund	9
Spectrum Fund	11
Quantex Fund	13
Conservative Allocation Fund	14
Moderate Allocation Fund	16
Total Return Bond Fund	18
Prime Money Market Fund	19
Institutional Prime Money Market Fund	20
Shareholder Expense Analysis	21
Financial Statements
Schedules of Investments	24
Statements of Assets and Liabilities	104
Statements of Operations	106
Statements of Changes in Net Assets	108
Financial Highlights	112
Notes to Financial Statements	120
Report of Independent Registered Accounting Firm	140
Management of the Trust	141
Other Items	142
Privacy Policy	144

This Annual Report is prepared and distributed for the general information of the shareholders of the Funds. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Investors are advised to consider carefully the investment objectives, risks, charges and expenses of the Fund before investing. The prospectus contains this and other information about the Funds.

Meeder Funds are distributed by Adviser Dealer Services, Inc. (Member FINRA), an affiliate of Meeder Investment Management. An affiliated registered investment adviser, Meeder Asset Management, Inc., serves as the investment adviser to Meeder Funds and is paid a fee for its services.

LETTER TO SHAREHOLDERS December 31, 2017

Is This Pace Sustainable?

2017 was certainly a remarkable year. We saw a new U.S. president and administration come into office. We observed continued geo-political unrest and saw escalated tensions between North Korea and the U.S. to a point we haven’t seen in decades. Millions of Americans were impacted by devastating natural disasters, from a series of hurricanes in the Atlantic to the Gulf of Mexico, to historic wildfires and mudslides out West that continue to wreak havoc. It was also a remarkable year for the markets.

The robust performance of U.S. equity markets in 2017 has made it a year for the record books. For the first time ever, the Dow Jones Industrial Average reached five 1,000-point milestones in a single calendar year while posting 75 new all-time highs. Information Technology led all S&P sectors in 2017, soaring nearly 39% for the year. This helped the tech-heavy NASDAQ also set 75 all-time highs throughout the year, while the S&P 500 set 65 all-time highs, rising nearly 22%. The amazing fact about these records is that they have all been achieved while maintaining the lowest level of volatility in the history of the market, as measured by the CBOE Volatility Index (VIX).

In December, the U.S. economy completed the 103rd consecutive month of this current economic expansion, which is the third longest expansion in our country’s history. To put this into perspective, the average economic expansion going back to 1900 is just 48 months. While history is suggesting that we are probably much closer to the end of this current cycle than the beginning, economic indicators continue to remain strong. Surveys like the ISM Manufacturing Index remained very strong in December. Broad-based economic strength has continued to be represented by the most recent Leading Economic Indicators Index report, which reached another new all-time high in November. New home sales increased to a seasonally adjusted annualized rate of 733,000, topping consensus estimates of 650,000. This represented a 17.5% monthly increase in November, making it the largest monthly increase in 25 years. The market’s strength also continues to be validated as the earnings from companies in the S&P 500 reached another all-time high in 2017.

While the U.S. economy has shown strength on a number of fronts, some of the domestic market’s equity gains are also likely to be attributed to the U.S. political environment. This is because Congress recently passed the Tax Cuts and Jobs Act, the largest comprehensive tax reform legislation to occur since 1986. This legislation includes many changes that are designed to be more tax-friendly for both individuals and corporations. One of the major corporate provisions reduces the federal corporate tax rate from 35% to 21%. The goal of this legislation is to level the playing field for U.S. businesses and put them on a more competitive global landscape. TaxFoundation.org estimates that this new tax legislation could increase the S&P 500 earnings per share up to 7%.

At the Fed, President Trump nominated Jerome H. Powell, current Governor of the Federal Reserve Board of Governors, to be the Chair of the Federal Open Market Committee (FOMC), replacing Janet Yellen, who was appointed by President Obama in 2014. This nomination was widely viewed by investors as being the safe choice by not causing any disruption to markets. Yellen announced that she will not remain on the Federal Reserve Board of Governors and will vacate that positon simultaneously with her departure as Fed Chair in February. This will leave four vacancies on the Fed Board of Governors. These future nominations could alter the Fed’s outlook and opinion on the economy, depending on who President Trump appoints. The Fed also reconfirmed their 2018 forecast of three rate hikes, and is currently proposing just two potential rate increases for 2019.

Performance Spotlight

During the year, our investment team continued to adhere to the disciplined, time-tested, model-driven investment process that has helped us deliver competitive performance over the long term.

The Meeder Quantex Fund was highlighted in Money magazine’s 2017 Investor’s Guide as a “best performer” among all mid-cap funds for the 1- and 5-year periods. This recognition was followed by the Fund receiving its third Lipper Fund Award as the Best Fund over the 10-year period in the Mid-Cap Value Funds category.

Our flagship fund, the Meeder Muirfield Fund, continued to deliver solid, consistent performance across multiple time periods and market cycles. For the period ended December 31, 2017, the Fund was ranked by Morningstar in the Tactical Allocation category in the top 10% for the 1-year period, top 4% for the 5-year period, top 13% for the 10-year period, and top 12% for the 15-year period.

Looking Ahead

2018 seems to certainly be picking up where 2017 left off with regard to the equity markets, but is this pace sustainable? As we’ve said previously, we believe this current secular bull market still has room to run, but we expect volatility to return and temper the pace at which we’ve seen market gains. There is clearly uncertainty in terms of the U.S. political environment and what may come in this mid-term election year. There is uncertainty as it relates to the Fed and what may come of proposed rate increases and the unwinding of their balance sheet. And, there are also geopolitical uncertainties that may increase volatility in the markets.

Regardless of the uncertainties, we’ve been committed to tactical asset allocation and managing volatility for nearly 45 years. We’ve managed investor assets over multiple market cycles, and a range of market and economic events. We are committed to improving investor outcomes and we want to ensure that investors stay invested through up and down markets.

On behalf of all of us at Meeder Investment Management, we thank you for your continued trust and confidence in our investment management services, and we wish you a very happy new year.

Robert S. Meeder
President and CEO
Meeder Asset Management, Inc.

2017 Annual Report | December 31, 2017	Page 1

2017 Annual Report
Fund Summaries

Muirfield Fund

The Meeder Muirfield Fund Institutional Class returned 20.60% compared to the Blended Index return of 13.00% and the S&P 500 Index return of 21.83%. In January of 2017 we increased our equity exposure to being fully invested. We maintained a range of equity exposure that did not decline below 90% throughout the year.

In the beginning of February, our international model signaled a change that favored developed international due to near-term momentum and currency metrics. For most of the year, valuations favored developed international and emerging market equities. We then increased our allocation that ranged from 3 to 12% throughout the remainder of the year, which was split among developed and emerging market equities. These international allocations were a positive contributor to the fund’s performance.

For the year 2017, the largest average sector weightings in the portfolio were Information Technology, Financials and Healthcare. Information Technology and Staples were the top contributing sectors while the top individual contributors for the year included Apple, Microsoft and Boeing. Telecommunications was the largest detracting sector, while the smallest average sector weightings in the portfolio were Real Estate, Utilities, and Telecommunications. The largest individual detractors were Kroger, Qualcomm, and AT&T.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a negative impact on the performance of the Fund relative to the S&P 500 Index during 2017.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Muirfield Fund Retail Class	20.29%	11.94%	5.52%
Muirfield Fund Institutional Class	20.60%	—	—
Muirfield Fund Adviser Class	20.50%	—	—
Blended Index	13.00%	9.44%	5.45%
S&P 500 Index	21.83%	15.79%	8.50%

Sector Concentration
as of December 31, 2017

Information Technology	15.5%
Financials	11.0%
Healthcare	8.4%
Consumer Discretionary	7.0%
Industrials	5.8%
Energy	4.3%
Consumer Staples	4.1%
Real Estate Investment Trust	2.2%
Materials	1.9%
Telecommunication Services	1.6%
Utilities	1.4%
Registered Investment Companies	3.7%
Money Market Registered Investment Companies	31.8%
Bank Obligations	0.3%
Other Assets/Liabilities (Net)	1.0%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2017

1.	iShares Russell 2000 Growth ETF	3.6%
2.	Apple, Inc.	2.1%
3.	Microsoft Corp.	1.9%
4.	Berkshire Hathaway, Inc. Class B	1.4%
5.	Facebook, Inc. Class A	1.3%
6,	Amazon.com, Inc.	1.1%
7.	JPMorgan Chase & Co.	1.1%
8.	Exxon Mobil Corp.	1.1%
9.	Verizon Communications, Inc.	1.0%
10.	PepsiCo, Inc.	0.9%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

2017 Annual Report | December 31, 2017	Page 3

Growth of $10,000
as of December 31, 2017

This chart compares the value of the Muirfield Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

Page 4	2017 Annual Report | December 31, 2017

Dynamic Allocation Fund

The Meeder Dynamic Allocation Fund Institutional Class returned 21.61% compared to the S&P 500 Index return of 21.83%. For the year 2017, the largest average sector weightings in the portfolio were Information Technology, Financials and Healthcare. Information Technology and Consumer Staples were the top contributing sectors, while the top individual contributors for the year included Apple, Microsoft and Boeing. Financials were the largest detracting sector in the portfolio while the smallest average sector weightings were Telecommunications, Materials and Real Estate. The largest individual detractors were Kroger, Synchrony Financial and Qualcomm.

We began increasing exposure to international markets in the first quarter of 2017, starting with developed international and eventually adding positions in emerging markets as well. Our models indicated opportunities in international markets primarily as a result of positive price and currency momentum. We maintained overweight positions in international markets through year end.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2017.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Dynamic Allocation Fund Retail Class	21.20%	12.85%	5.90%
Dynamic Allocation Fund Institutional Class	21.61%	—	—
Dynamic Allocation Fund Adviser Class	21.42%	—	—
S&P 500 Index	21.83%	15.79%	8.50%
Blended Index	21.39%	13.85%	7.38%

Growth of $10,000
as of December 31, 2017

This chart compares the Dynamic Allocation Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Top 10 Holdings
as of December 31, 2017

1.	iShares Core MSCI EAFE ETF	6.9%
2.	iShares Core U.S. Aggregate Bond ETF	5.3%
3.	Apple, Inc.	2.4%
4.	Microsoft Corp.	2.0%
5.	Berkshire Hathaway, Inc. Class B	1.5%
6,	Alphabet, Inc. Class C	1.4%
7.	Facebook, Inc. Class A	1.3%
8.	JPMorgan Chase & Co.	1.3%
9.	Bank of America Corp.	1.2%
10.	Amazon.com, Inc.	1.2%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Sector Concentration
as of December 31, 2017

Information Technology	17.5%
Financials	13.7%
Healthcare	11.1%
Consumer Discretionary	6.8%
Industrials	5.2%
Energy	4.7%
Consumer Staples	3.6%
Real Estate Investment Trust	1.8%
Materials	1.7%
Telecommunication Services	1.5%
Utilities	1.0%
Registered Investment Companies	13.3%
Money Market Registered Investment Companies	16.2%
Bank Obligations	1.1%
Other Assets/Liabilities (Net)	0.8%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised of 70% S&P 500 Index, 25% MSCI ACWI ex USA Index, and 5% Bloomberg Barclays US Aggregate Bond Index.

2017 Annual Report | December 31, 2017	Page 5

Aggressive Allocation Fund

The Meeder Aggressive Allocation Fund Institutional Class returned 13.52% compared to the Russell 2500 Index of 16.81%, the S&P 500 Index return of 21.83%, and the Blended Index return of 17.90%. For the year 2017, the largest average sector weightings in the portfolio were Industrials, Financials and Information Technology. Consumer Discretionary and Financials were the top contributing sectors to performance while the top individual contributors for the year included Michael Kors, Green Dot Corporation and Cadence Design System. The smallest average weightings in the portfolio were Energy, Consumer Staples and Telecommunications. The largest sector detractors were Industrials and Technology, while the largest individual detractors were Dean Foods, Foot Locker and NCR.

We began increasing exposure to international markets in the first quarter of 2017, starting with developed international and eventually adding positions in emerging markets as well. Our models indicated opportunities in international markets primarily as a result of positive price and currency momentum. We maintained overweight positions in international markets through year end.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2017.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Aggressive Allocation Fund Retail Class	12.91%	11.59%	5.55%
Aggressive Allocation Fund Institutional Class	13.52%	—	—
Aggressive Allocation Fund Adviser Class	13.22%	—	—
S&P 500 Index	21.83%	15.79%	8.50%
Russell 2500 Index	16.81%	14.33%	9.22%
Blended Index	17.90%	12.89%	7.95%

Growth of $10,000
as of December 31, 2017

This chart compares the Aggressive Allocation Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Top 10 Holdings
as of December 31, 2017

1.	iShares Core MSCI EAFE ETF	5.9%
2.	iShares Core U.S. Aggregate Bond ETF	5.2%
3.	NVR, Inc.	0.8%
4.	Cadence Design Systems, Inc.	0.8%
5.	Lear Corp.	0.8%
6,	Spirit AeroSystems Holdings, Inc.	0.8%
7.	Owens Corning	0.8%
8.	Huntington Ingalls Industries, Inc.	0.8%
9.	UGI Corp.	0.8%
10.	ManpowerGroup, Inc.	0.8%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Sector Concentration
as of December 31, 2017

Financials	11.1%
Consumer Discretionary	11.1%
Industrials	10.8%
Information Technology	9.3%
Healthcare	8.5%
Energy	4.5%
Materials	4.2%
Real Estate Investment Trust	3.4%
Consumer Staples	2.9%
Utilities	1.7%
Telecommunication Services	0.7%
Registered Investment Companies	11.8%
Money Market Registered Investment Companies	16.5%
Bank Obligations	2.4%
Other Assets/Liabilities (Net)	1.1%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

From the inception date of the Fund until September 5, 2016, the S&P 500 Index was used as the broad-based securities market index for the Fund.

The Blended Index is comprised of 70% Russell 2500 Index, 25% MSCI ACWI ex USA Index, and 5% Bloomberg Barclays US Aggregate Bond Index.

Page 6	2017 Annual Report | December 31, 2017

Balanced Fund

The Meeder Balanced Fund Institutional Class was positive 15.25% for the year compared to the S&P 500 Index return of 21.83% and the Blended Index return of 10.09%. The Fund maintains exposure to both equity and fixed income. In January, the equity portion of the portfolio increased its exposure to being fully invested. We maintained a range of equity exposure that did not decline below 90% throughout the year.

In the beginning of February, our international model signaled a change that favored developed international due to near-term momentum and currency metrics. For most of the year, valuations favored developed international and emerging market equities. We then increased our allocation that ranged from 3 to 12% throughout the remainder of the year, which was split among developed and emerging market equities. These international allocations were a positive contributor to the fund’s performance.

In the fixed income portion of the portfolio, the Fund maintained an emerging market debt allocation of less than 15% of the portfolio until the middle of November when it was reduced to roughly 10% for the remainder of the year. High yield exposure ranged from roughly 5-20% of the portfolio.

In the fixed income portion of the portfolio, high-yield exposure ranged from roughly 10-20% of the portfolio. We maintained an allocation of emerging market debt of less than 15% of the portfolio until the middle of November when we further reduced this exposure through the remainder of the year.

Fixed income markets remained mostly quiet, however emerging market debt and high yield asset classes were an exception as both experienced volatility when rumors of a default on Venezuelan debt began circulating in mid-November. Venezuela’s state-owned oil and natural gas company was late on a $1.1 billion bond payment in November. Technically a default did not occur, however this event has raised a broader awareness around the volatility involved with high yield and emerging market debt for fixed income investors. The Federal Reserve raised the short-term lending rate a total of three times over the year, leaving the final range from 1.25%-1.50%. This has contributed to the Treasury yield curve flattening considerably this year as the yield differential between 10- and 2-year Treasuries has become much closer. A flattening yield curve is a concern for economists as it historically has been an early indicator of an economic slow-down.

For the year 2017, the largest average sector weightings in the portfolio were Information Technology, Financials and Healthcare. Information Technology and Consumer Staples were the top contributing sectors while the top individual security contributors to the portfolio included Apple, Microsoft, and Boeing. The smallest average sector weightings in the portfolio were Real Estate, Utilities, and Telecommunications. The largest individual detractors to performance were Kroger, Schlumberger, and AT&T.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the fund had a negative impact on the performance of the fund relative to the S&P 500 Index during 2017.

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Balanced Fund Retail Class	14.74%	8.37%	4.17%
Balanced Fund Institutional Class	15.25%	—	—
Balanced Fund Adviser Class	15.21%	—	—
Blended Index	10.09%	7.23%	5.12%
S&P 500 Index	21.83%	15.79%	8.50%

Top 10 Holdings
as of December 31, 2017

1.	iShares 7-10 Year Treasury Bond ETF	4.3%
2.	iShares Core U.S. Aggregate Bond ETF	4.2%
3.	iShares 3-7 Year Treasury Bond ETF	3.7%
4.	iShares Russell 2000 Growth ETF	3.0%
5.	Prudential Total Return Bond Fund - Z	1.7%
6,	iShares JP Morgan USD Emerging Markets Bond ETF	1.7%
7.	Apple, Inc.	1.6%
8.	JPMorgan Core Plus Bond Fund - L	1.5%
9.	Lord Abbett High Yield Fund - I	1.5%
10.	Baird Core Plus Bond Fund - I	1.5%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Sector Concentration
as of December 31, 2017

Information Technology	11.8%
Financials	8.4%
Healthcare	6.5%
Consumer Discretionary	5.4%
Industrials	4.5%
Energy	3.3%
Consumer Staples	3.3%
Real Estate Investment Trust	1.7%
Materials	1.4%
Telecommunication Services	1.2%
Utilities	1.1%
Registered Investment Companies	33.4%
Money Market Registered Investment Companies	16.6%
Bank Obligations	0.5%
Other Assets/Liabilities (Net)	0.9%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

2017 Annual Report | December 31, 2017	Page 7

Growth of $10,000
as of December 31, 2017

This chart compares the Balanced Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Blended Index is comprised 42% of the S&P 500 Index, 28% of the average 90-day T-bills, and 30% of the Bloomberg Barclays US Aggregate Bond Index.

Page 8	2017 Annual Report | December 31, 2017

Global Allocation Fund

The Meeder Global Allocation Fund Institutional Class returned 23.07% compared to the MSCI ACWI benchmark return of 23.97%, the Bloomberg Barclay’s Aggregate Bond Index return of 3.54%, and the Blended Index return of 13.15%. For the year 2017, the largest average sector weightings in the portfolio were Information Technology, Financials and Real Estate. The largest sector contributors were Energy and Consumer Staples while the top individual contributors for the year included NVIDIA, Boeing and Apple. The smallest average sector weightings in the portfolio were Consumer Staples, Consumer Discretionary and Telecommunications. The largest sector detractors were Consumer Discretionary and Information Technology, while individual detractors were United Continental Holdings, Electronic Arts and Celgene Corporation. On November 20, 2017 the fund changed its mandate by eliminating the target allocations focus and implemented new allocation bands. The bands now range from 10-90% equity, 10-90% fixed income and a minimum of at least 40% non U.S. equity or debt.

We began increasing exposure to international markets in the first quarter of 2017, starting with developed international and eventually adding positions in emerging markets as well. Our models indicated opportunities in international markets primarily as a result of positive price and currency momentum. We maintained overweight positions in international markets through year end.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2017.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Global Allocation Fund Retail Class	22.33%	9.03%	4.02%
Global Allocation Fund Institutional Class	23.07%	—	—
Global Allocation Fund Adviser Class	22.84%	—	—
MSCI ACWI Index	23.97%	10.80%	4.65%
Blended Index	13.15%	6.16%	3.39%
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	4.01%
S&P 500 Index	21.83%	15.79%	8.50%

Sector Concentration
as of December 31, 2017

Information Technology	11.2%
Healthcare	7.6%
Financials	6.9%
Industrials	3.8%
Consumer Discretionary	3.6%
Energy	2.4%
Consumer Staples	2.3%
Real Estate Investment Trust	1.6%
Materials	0.9%
Utilities	0.6%
Telecommunication Services	0.4%
Registered Investment Companies	39.9%
Money Market Registered Investment Companies	15.8%
Bank Obligations	2.0%
Other Assets/Liabilities (Net)	1.0%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2017

1.	iShares Core MSCI EAFE ETF	22.1%
2.	iShares Core MSCI Emerging Markets ETF	4.7%
3.	Goldman Sachs Emerging Markets Equity Insights Fund - I	2.6%
4.	iShares 7-10 Year Treasury Bond ETF	1.8%
5.	iShares 3-7 Year Treasury Bond ETF	1.6%
6,	Apple, Inc.	1.4%
7.	iShares Core U.S. Aggregate Bond ETF	1.4%
8.	Microsoft Corp.	1.0%
9.	Berkshire Hathaway, Inc. Class B	0.9%
10.	Bank of America Corp.	0.7%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

2017 Annual Report | December 31, 2017	Page 9

Growth of $10,000
as of December 31, 2017

This chart compares the Global Allocation Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Since November 20, 2017, the Blended Index is comprised of 54% MSCI ACWI, 36% of 90 day T-Bills and 10% Bloomberg Barclays US Aggregate Bond Index. This Blended Index provides a better representation of the average composition of that Fund since that date.

Page 10	2017 Annual Report | December 31, 2017

Spectrum Fund

The Meeder Spectrum Fund Institutional Class returned 19.75% compared to the Blended Index return of 13.00% and the S&P 500 Index return of 21.83%. For the year 2017, the largest average sector weightings in the portfolio were Information Technology, Healthcare and Financials. The largest sector contributors were Information Technology and Energy, while the top individual contributors for the year included Apple, Microsoft and Boeing. The smallest average sector weightings in the portfolio were Real Estate, Materials and Utilities. The largest sector detractors were Telecommunications and Financials while the biggest individual detractors were Altaba, Workday Inc. and Heico Corporation. In January of 2017 we increased our equity exposure to being fully invested. We maintained a range of equity exposure that did not decline below 90% throughout the year.

In the beginning of February, our international model signaled a change that favored developed international due to near-term momentum and currency metrics. For most of the year, valuations favored developed international and emerging market equities. We then increased our allocation that ranged from 3 to 12% throughout the remainder of the year, which was split among developed and emerging market equities. These international allocations were a positive contributor to the fund’s performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the fund had a negative impact on the performance of the fund relative to the S&P 500 Index during 2017.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	Since Inception	Inception Date
Spectrum Fund Retail Class	19.28%	8.02%	1/1/15
Spectrum Fund Institutional Class	19.75%	—	—
Spectrum Fund Adviser Class	19.65%	—	—
Blended Index	13.00%	7.02%	1/1/15
S&P 500 Index	21.83%	11.44%	1/1/15

Top 10 Holdings
as of December 31, 2017

1.	Apple, Inc.	1.8%
2.	Microsoft Corp.	1.4%
3.	Berkshire Hathaway, Inc. Class B	1.2%
4.	Facebook, Inc. Class A	0.9%
5.	Alphabet, Inc. Class C	0.9%
6,	Amazon.com, Inc.	0.9%
7.	Johnson & Johnson	0.8%
8.	Exxon Mobil Corp.	0.8%
9.	PepsiCo, Inc.	0.8%
10.	Boeing Co./The	0.7%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Sector Concentration
as of December 31, 2017

Long Positions
Financials	20.7%
Information Technology	19.4%
Healthcare	12.0%
Industrials	11.7%
Consumer Discretionary	8.8%
Consumer Staples	6.3%
Energy	4.8%
Utilities	4.1%
Real Estate Investment Trust	3.9%
Materials	3.0%
Telecommunication Services	1.1%
Money Market Registered Investment Companies	3.8%
Bank Obligations	0.6%
Other Assets/Liabilities (Net)	39.9%
Total Long	140.1%

Short Positions
Financials	(12.7%)
Industrials	(5.6%)
Information Technology	(5.2%)
Utilities	(3.8%)
Materials	(3.3%)
Consumer Discretionary	(3.2%)
Consumer Staples	(2.5%)
Real Estate Investment Trust	(1.7%)
Energy	(0.9%)
Healthcare	(0.8%)
Telecommunication Services	(0.4%)
Total Short	(40.1%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

2017 Annual Report | December 31, 2017	Page 11

Growth of $10,000
as of December 31, 2017

This chart compares the Spectrum Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

Page 12	2017 Annual Report | December 31, 2017

Quantex Fund

The Meeder Quantex Fund returned 13.84% for the year ending December 31, 2017. During the same time period, the S&P MidCap 400 Index and Russell 2000 Indexes returned 16.24% and 14.65%, respectively.

We use a quantitative model to identify the capitalization ranges that incorporate our ideal portfolio of small- and mid-capitalization companies with strong growth potential each calendar year. Individual securities for the portfolio are equally weighted at the beginning of the year.

The portfolio’s performance was primarily driven by our sector allocations. Consumer discretionary, Industrials and Information Technology were the largest sector weightings in the portfolio, while our largest underweights were in Telecommunications and Consumer Staples. The largest sector contributors were Real Estate and Consumer Staples, while the biggest individual contributors to performance were Restoration Hardware, NRG Energy and KB Home. Vista Outdoor, Frontier Communications and Endo International were the largest individual detractors to performance.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2017.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Quantex Fund Retail Class	13.42%	14.66%	10.70%
Quantex Fund Institutional Class	13.84%	—	—
Quantex Fund Adviser Class	13.68%	—	—
Blended Index	15.47%	14.60%	9.38%
Russell 2000 Index	14.65%	14.12%	8.71%
S&P MidCap 400 Index	16.24%	15.01%	9.97%

Growth of $10,000
as of December 31, 2017

This chart compares the value of the Quantex Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Top 10 Holdings
as of December 31, 2017

1.	RH	2.2%
2.	NRG Energy, Inc.	1.8%
3.	First Solar, Inc.	1.6%
4.	KB Home	1.6%
5.	Wynn Resorts, Ltd.	1.5%
6,	PulteGroup, Inc.	1.4%
7.	FMC Corp.	1.3%
8.	Avery Dennison Corp.	1.3%
9.	Total System Services, Inc.	1.2%
10.	Kemper Corp.	1.2%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Sector Concentration
as of December 31, 2017

Consumer Discretionary	32.5%
Industrials	14.8%
Information Technology	11.9%
Healthcare	10.0%
Financials	5.6%
Utilities	5.2%
Materials	4.5%
Energy	3.6%
Real Estate Investment Trust	3.0%
Consumer Staples	1.3%
Telecommunication Services	0.1%
Money Market Registered Investment Companies	5.5%
Bank Obligations	1.5%
Other Assets/Liabilities (Net)	0.5%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

2017 Annual Report | December 31, 2017	Page 13

Conservative Allocation Fund

The Meeder Conservative Allocation Fund Institutional Class returned 8.10% compared to the S&P 500 Index return of 21.83%, the Bloomberg Barclays U.S. Aggregate Bond Index return of 3.54%, the Morningstar Global Equity Infrastructure Index return of 18.95%, and the Blended Index return of 6.33%. For the year 2017, the largest average sector weightings in the portfolio were Utilities, Energy, and Information Technology. Consumer Staples and Financials were the largest sector detractors while the top individual contributors for the year included Veolia Environnement, Corning and Nextera Energy Partners. The smallest average sector weightings in the portfolio were Financials, Consumer Staples and Materials. The largest sector detractors were Energy and Telecommunications while the biggest individual detractors were Targa Res Corp, Kinder Morgan and Dish Network. On November 20, 2017 the fund changed its mandate by eliminating its Infrastructure focus. The new strategy has allocation bands of 0-30% equity and 70-100% fixed income.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the fund had a negative impact on the performance of the fund relative to the S&P 500 Index during 2017.

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Conservative Allocation Fund Retail Class	7.64%	8.63%	4.02%
Conservative Allocation Fund Institutional Class	8.10%	—	—
Conservative Allocation Fund Adviser Class	8.01%	—	—
S&P 500 Index	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	4.01%
Blended Index	6.33%	4.30%	4.54%
Morningstar Global Equity Infrastructure Index	18.95%	9.82%	4.33%

Sector Concentration
as of December 31, 2017

Information Technology	6.5%
Healthcare	4.7%
Financials	4.0%
Industrials	2.5%
Consumer Discretionary	2.5%
Consumer Staples	1.6%
Energy	1.5%
Real Estate Investment Trust	1.0%
Materials	0.8%
Utilities	0.3%
Telecommunication Services	0.2%
Registered Investment Companies	70.6%
Money Market Registered Investment Companies	1.4%
Bank Obligations	2.0%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2017

1.	iShares 7-10 Year Treasury Bond ETF	12.1%
2.	iShares 3-7 Year Treasury Bond ETF	10.5%
3.	iShares Core U.S. Aggregate Bond ETF	7.6%
4.	Vanguard Total Bond Market ETF	4.4%
5.	TCW Emerging Markets Income Fund - I	3.9%
6,	Lord Abbett High Yield Fund - I	3.9%
7.	iShares JP Morgan USD Emerging Markets Bond ETF	3.8%
8.	Prudential Total Return Bond Fund - Z	3.1%
9.	Baird Core Plus Bond Fund - I	2.7%
10.	Guggenheim Total Return Bond Fund - I	2.7%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Page 14	2017 Annual Report | December 31, 2017

Growth of $10,000
as of December 31, 2017

This chart compares the Conservative Allocation Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Since November 20, 2017, the Bloomberg Barclays US Aggregate Bond Index is the broad-based securities market index for the Fund.

Since November 20, 2017, the Blended Index is comprised 18% of the S&P 500 Index, 12% of the average 90-day T-bills, and 70% of the Bloomberg Barclays US Aggregate Bond Index. This Blended Index provides a better representation of the average composition of that Fund since that date.

Prior to that date, the Morningstar Global Equity Infrastructure Index was used as the broad-based securities market index for the Fund. This change reflects the change in the Fund’s name and investment strategy.

2017 Annual Report | December 31, 2017	Page 15

Moderate Allocation Fund

The Meeder Moderate Allocation Fund Institutional Class returned 16.55% compared to the S&P 500 Index return of 21.83%, the Bloomberg Barclays U.S. Aggregate Bond Index return of 3.54%, and the Blended Index return of 8.22%. For the year 2017, the largest average sector weightings in the portfolio were Financials, Information Technology and Industrials. The biggest contributors to performance by sector were Real Estate and Telecommunications as the top individual contributors for the year included J.P. Morgan Chase, Bank of America and Wal-Mart. The smallest average sector weightings in the portfolio were Consumer Staples, Real Estate and Telecommunications. The biggest detractors to performance by sector were Information Technology and Financials as the largest individual detractors were SM Energy, Foot Locker and United States Steel Corporation. On November 20, 2017 the fund changed its mandate by eliminating the dividend component and equity focus. The new strategy focus has allocation bands of 0-50% equity and 50-100% fixed income.

We began adding tactical exposure to international markets in the first quarter of 2017, starting with developed international and eventually adding positions in emerging markets as well. Our models indicated opportunities in international markets primarily as a result of positive price and currency momentum. We maintained tactical positions in international markets through year end.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the fund had a negative impact on the performance of the fund relative to the S&P 500 Index during 2017.

Investment Objective

The investment objective of the Fund is to provide total return, including capital appreciation, and current income.

Average Annual Total Returns
as of December 31, 2017

	1 Year	Since Inception	Inception Date
Moderate Allocation Fund Retail Class	15.99%	9.17%	6/30/15
Moderate Allocation Fund Institutional Class	16.55%	—	—
Moderate Allocation Fund Adviser Class	16.40%	—	—
S&P 500 Index	21.83%	13.29%	—
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.73%	—
Blended Index	8.22%	5.47%	—

Sector Concentration
as of December 31, 2017

Information Technology	12.0%
Financials	8.0%
Healthcare	7.9%
Consumer Discretionary	4.2%
Industrials	3.7%
Consumer Staples	2.3%
Energy	2.2%
Materials	1.1%
Real Estate Investment Trust	0.8%
Utilities	0.6%
Telecommunication Services	0.3%
Registered Investment Companies	50.5%
Money Market Registered Investment Companies	4.3%
Bank Obligations	1.5%
Other Assets/Liabilities (Net)	0.6%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2017

1.	iShares 7-10 Year Treasury Bond ETF	8.7%
2.	iShares 3-7 Year Treasury Bond ETF	7.5%
3.	iShares Core U.S. Aggregate Bond ETF	7.3%
4.	iShares JP Morgan USD Emerging Markets Bond ETF	2.9%
5.	TCW Emerging Markets Income Fund - I	2.6%
6,	Lord Abbett High Yield Fund - I	2.5%
7.	Vanguard Total Bond Market ETF	2.4%
8.	Prudential Total Return Bond Fund - Z	2.1%
9.	Baird Core Plus Bond Fund - I	1.8%
10.	JPMorgan Core Plus Bond Fund - L	1.8%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Page 16	2017 Annual Report | December 31, 2017

Growth of $10,000
as of December 31, 2017

This chart compares the Moderate Allocation Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark indices are unmanaged and do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Since November 20, 2017, the Bloomberg Barclays US Aggregate Bond Index is the broad-based securities market index for the Fund. Prior to that date, the S&P 500 Index was used as the broad-based securities market index for the Fund. This change reflects the change in the Fund’s name and investment strategy.

Since November 20, 2017, the Blended Index is comprised 30% of the S&P 500 Index, 20% of the average 90-day T-bills, and 50% of the Bloomberg Barclays US Aggregate Bond Index. This Blended Index provides a better representation of the average composition of that Fund since that date.

2017 Annual Report | December 31, 2017	Page 17

Total Return Bond Fund

The Meeder Total Return Bond Fund Institutional Class was positive 4.20% for the year compared to the Bloomberg Barclays U.S. Aggregate Bond Index which returned 3.54%. The Fund maintained an emerging market debt allocation near 30% of the portfolio until the middle of November. The allocation to below investment-grade securities ranged from approximately 20-30% except for part of April, when sector momentum slowed and we reduced the exposure to near 10%. This continued until November 20, 2017 when the Fund updated its investment strategy. The new asset mix limits the Fund’s (domestic and foreign) below investment-grade exposure to a maximum of 35% and international debt exposure to a maximum of 30%. There is also an increased focus on investment-grade bonds.

Fixed income markets remained mostly quiet; however, emerging market debt and high yield asset classes were an exception as both experienced volatility when rumors of a default on Venezuelan debt began circulating in mid-November. Venezuela’s state-owned oil and natural gas company was late on a $1.1 billion bond payment in November. Technically a default did not occur, however this event has raised a broader awareness around the volatility involved with high yield and emerging market debt for fixed income investors. The Federal Reserve raised the short-term lending rate a total of three times over the year, leaving the final range from 1.25%-1.50%. This has contributed to the Treasury yield curve flattening considerably this year as the yield differential between 10- and 2-year Treasuries has become much closer. A flattening yield curve is a concern for economists as it historically has been an early indicator of an economic slow-down.

Investment Objective

The investment objective of the Fund is to provide total return, consisting of income and capital growth, consistent with minimizing the risk of loss of capital.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	Since Inception	Inception Date
Total Return Bond Fund Retail Class	3.72%	1.47%	2.37%	6/30/11
Total Return Bond Fund Institutional Class	4.20%	—	2.46%	11/1/16
Total Return Bond Fund Adviser Class	4.07%	—	2.44%	11/1/16
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	3.03%	—

Growth of $10,000
as of December 31, 2017

This chart compares the Total Return Bond Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested against the Fund’s benchmarks. The benchmark index is unmanaged and does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Top 10 Holdings
as of December 31, 2017

1.	iShares 7-10 Year Treasury Bond ETF	15.7%
2.	iShares 3-7 Year Treasury Bond ETF	13.4%
3.	iShares Core U.S. Aggregate Bond ETF	10.6%
4.	iShares JP Morgan USD Emerging Markets Bond ETF	6.6%
5.	Vanguard Total Bond Market ETF	5.0%
6,	iShares iBoxx $ High Yield Corporate Bond ETF	4.8%
7.	SPDR Bloomberg Barclays High Yield Bond ETF	4.7%
8.	Prudential Total Return Bond Fund - Z	4.5%
9.	Baird Core Plus Bond Fund - I	4.0%
10.	Guggenheim Total Return Bond Fund - I	3.9%

As a percentage of total net assets. Holdings exclude short term investments and derivatives.

Page 18	2017 Annual Report | December 31, 2017

Prime Money Market Fund

The Meeder Prime Money Market Fund is a constant net asset value (CNAV) fund offered only to natural persons. The objective of this fund is to maintain a CNAV at $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies, but may also include obligations of fundamentally sound corporate issuers.

The Money Market Fund industry entered 2017 with a fresh outlook. Over the past two years, the industry had been diligently addressing required regulatory changes aimed at enhancing shareholder safety. The changes were finalized later in 2016 and expected to support the main objectives of the industry which are limited risk and strong liquidity. In the midst of the overhaul, the Federal Open Market Committee (FOMC) also embarked on a path favorable to shareholders known as higher interest rates. This actually began at the end of 2015, but at an exceptionally slow pace. The Committee acted once again in December 2016, but then also signaled the potential for multiple changes to its target rate in 2017. With that information in hand, participants across the industry were eager to put regulatory changes behind them and focus on a more advantageous market environment. By the end of the year the FOMC had increased its benchmark rate on three occasions.

Typically with a change to monetary policy, the adviser will adjust the portfolio to best fit its strategy. However, the course instituted by FOMC to date continued to favor accommodation to investors. Consequently, the advisor believed it did not warrant significant adjustment to the Fund’s investment strategy. Historically, the Fund has maintained ample liquidity in an effort to provide safety first. The liquidity has also been a solid tool for taking advantage of investment opportunities when they arise. With elevated interest rates throughout 2017, the portfolio management team was afforded an expanded array of investment options with which to add value for shareholders.

During the year the portfolio management team targeted a stable weighted average maturity. This strategy allowed the management team opportunity to alter investments if the environment changed. At this time we believe the FOMC is potentially pushing ahead with more interest rate increases. However, we anticipate the path and timeline to be more drawn out versus historical interest rate cycles. Our sector allocation favors an overweight in high-quality liquid investments. Although with the boost in interest rates, opportunities should remain abundant to replenish our position in short-term, high-quality corporate debt without adding undo risk.

As we completed 2017, our belief was that the Fund should be positioned to maintain strong performance into 2018. In the event additional interest rate increases are triggered by the FOMC, we believe the portfolio is positioned to perform in this environment. As we continuously monitor the markets and our strategy, we will remain vigilant and act in the best interests of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income while maintaining a stable share price of $1.00.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Meeder Prime Money Market Fund	0.68%	0.23%	0.48%
Lipper Average General Purpose Money Market Fund	0.65%	0.16%	0.35%

Annual Returns

Top 10 Holdings
as of December 31, 2017

1.	INTL FCStone Repo, 1.40%, 1/2/2018	19.9%
2.	Fidelity Institutional Money Market Fund, 1.47%	19.9%
3.	Morgan Stanley Institutional Liquidity Government Fund, 1.20%	10.5%
4.	UBS AG, Stamford, CT, 2.37%, 3/26/2018	1.4%
5.	Bank of Montreal, 1.69%, 3/1/2018	1.4%
6.	Westpac Banking Corp., 1.95%, 1/9/2018	1.4%
7.	Westpac Banking Corp., 1.60%, 1/12/2018	1.4%
8.	Royal Bank of Canada, 1.50%, 1/16/2018	1.4%
9.	Royal Bank of Canada, 1.73%, 5/25/2018	1.4%
10.	Canadian Imperial Holdings, 1.34%, 1/2/2018	1.4%

As a percentage of total net assets.

Sector Concentration
as of December 31, 2017

Commercial Paper	32.0%
Money Market Registered Investment Companies	30.4%
Repurchase Agreements	19.9%
Certificates of Deposit	8.5%
Corporate Obligations	6.4%
Bank Obligations	2.8%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investments at $1.00 per share, it is possible to lose money by investing in a money market fund.

2017 Annual Report | December 31, 2017	Page 19

Institutional Prime Money Market Fund

The Meeder Institutional Prime Money Market Fund offers a floating net asset value (FNAV). A FNAV fund is characterized by a net asset value which could vary incrementally above or below $1.00 per share. The objective of this fund is to maintain a FNAV near $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies, but may also include obligations of fundamentally sound corporate issuers.

The Money Market Fund industry entered 2017 with a fresh outlook. Over the past two years, the industry had been diligently addressing required regulatory changes aimed at enhancing shareholder safety. The changes were finalized later in 2016 and expected to support the main objectives of the industry which are limited risk and strong liquidity. In the midst of the overhaul, the Federal Open Market Committee (FOMC) also embarked on a path favorable to shareholders known as higher interest rates. This actually began at the end of 2015, but at an exceptionally slow pace. The Committee acted once again in December 2016, but then also signaled the potential for multiple changes to its target rate in 2017. With that information in hand, participants across the industry were eager to put regulatory changes behind them and focus on a more advantageous market environment. By the end of the year the FOMC had increased its benchmark rate on three occasions.

Typically with a change to monetary policy, the advisor will adjust the portfolio to best fit its strategy. However, the course instituted by FOMC to date continued to favor accommodation to investors. Consequently, the advisor believed it did not warrant significant adjustment to the Fund’s investment strategy. Historically, the Fund has maintained ample liquidity in an effort to provide safety first. The liquidity has also been a solid tool for taking advantage of investment opportunities when they arise. With elevated interest rates throughout 2017, the portfolio management team was afforded an expanded array of investment options with which to add value for shareholders.

During the year the portfolio management team targeted a stable weighted average maturity. This strategy allowed the management team opportunity to alter investments if the environment changed. At this time we believe the FOMC is potentially pushing ahead with more interest rate increases. However, we anticipate the path and timeline to be more drawn out versus historical interest rate cycles. Our sector allocation favors an overweight in high-quality liquid investments. Although with the boost in interest rates, opportunities should remain abundant to replenish our position in short-term, high-quality corporate debt without adding undo risk.

As we completed 2017, our belief was that the Fund should be positioned to maintain strong performance into 2018. In the event additional interest rate increases are triggered by the FOMC, we believe the portfolio is positioned to perform in this environment. As we continuously monitor the markets and our strategy, we will remain vigilant and act in the best interests of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income consistent with liquidity and the preservation of capital.

Average Annual Total Returns
as of December 31, 2017

	1 Year	5 Year	10 Year
Meeder Institutional Prime Money Market Fund	0.96%	0.34%	0.59%
Lipper Average General Purpose Money Market Fund	0.65%	0.16%	0.35%

Annual Returns

Top 10 Holdings
as of December 31, 2017

1.	South Street Repo, 1.65%, 1/2/2018	20.2%
2.	Fidelity Institutional Money Market Fund, 1.47%	10.1%
3.	INTL FCStone Repo, 1.40%, 1/2/2018	7.8%
4.	Morgan Stanley Institutional Liquidity Government Fund, 1.20%	7.7%
5.	American Honda Finance, 1.56%, 1/11/2018	1.7%
6.	Westpac Banking Corp., 1.89%, 5/25/2018	0.7%
7.	UBS AG, Stamford, CT, 2.37%, 3/26/2018	0.7%
8.	Canadian Imperial Holdings, 1.69%, 7/13/2018	0.7%
9.	Bank of Montreal, 1.69%, 3/1/2018	0.7%
10.	Natixis NY Branch, 1.58%, 2/12/2018	0.7%

As a percentage of total net assets.

Sector Concentration
as of December 31, 2017

Commercial Paper	41.7%
Repurchase Agreements	28.0%
Money Market Registered Investment Companies	17.8%
Certificates of Deposit	9.0%
Corporate Obligations	3.3%
Bank Obligations	0.3%
Other Assets/Liabilities (Net)	(0.1%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

The Fund’s performance prior to October 7, 2016 reflects the performance of the Meeder Money Market Fund, a predecessor fund managed equivalently to the Institutional Prime Money Market Fund.

An investment in a money market fund is not insured by the FDIC or any other government agency. Because the share price of the Fund will fluctuate, your shares may be worth more or less than what you originally paid for them.

Page 20	2017 Annual Report | December 31, 2017

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2017 to December 31, 2017.

ACTUAL EXPENSES: You may use actual account values and actual expenses, along with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: Hypothetical account values and hypothetical expenses are based on the Funds’ actual expense ratios and assume rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value (6/30/17)	Ending Account Value (12/31/17)	Expenses Paid During Period[1] (6/30/17 - 12/31/17)	Expense Ratio[2] (Annualized)
Muirfield Fund - Retail Class	Actual	$1,000.00	$1,109.70	$7.18	1.35%
	Hypothetical	1,000.00	1,018.40	6.87	1.35%
Conservative Allocation Fund - Retail Class	Actual	1,000.00	1,042.20	7.26	1.41%
	Hypothetical	1,000.00	1,018.10	7.17	1.41%
Quantex Fund - Retail Class	Actual	1,000.00	1,099.90	8.26	1.56%
	Hypothetical	1,000.00	1,017.34	7.93	1.56%
Dynamic Allocation Fund - Retail Class	Actual	1,000.00	1,115.10	8.00	1.50%
	Hypothetical	1,000.00	1,017.64	7.63	1.50%
Aggressive Allocation Fund - Retail Class	Actual	1,000.00	1,094.20	9.29	1.76%
	Hypothetical	1,000.00	1,016.33	8.94	1.76%
Balanced Fund - Retail Class	Actual	1,000.00	1,076.60	7.80	1.49%
	Hypothetical	1,000.00	1,017.69	7.58	1.49%
Global Allocation Fund - Retail Class	Actual	1,000.00	1,117.50	8.97	1.68%
	Hypothetical	1,000.00	1,016.74	8.54	1.68%
Spectrum Fund - Retail Class	Actual	1,000.00	1,113.70	11.51	2.16%
	Hypothetical	1,000.00	1,014.32	10.97	2.16%
Moderate Allocation Fund - Retail Class	Actual	1,000.00	1,107.40	8.87	1.67%
	Hypothetical	1,000.00	1,016.79	8.49	1.67%
Total Return Bond Fund - Retail Class	Actual	1,000.00	1,009.70	5.17	1.02%
	Hypothetical	1,000.00	1,020.06	5.19	1.02%
Prime Money Market Fund	Actual	1,000.00	1,004.10	2.37	0.47%
	Hypothetical	1,000.00	1,022.84	2.40	0.47%
Institutional Prime Money Market Fund	Actual	1,000.00	1,005.50	0.81	0.16%
	Hypothetical	1,000.00	1,024.40	0.82	0.16%
Muirfield Fund - Adviser Class	Actual	1,000.00	1,108.70	5.58	1.05%
	Hypothetical	1,000.00	1,019.91	5.35	1.05%
Conservative Allocation Fund - Adviser Class	Actual	1,000.00	1,043.90	1.24	0.24%
	Hypothetical	1,000.00	1,024.00	1.22	0.24%
Quantex Fund - Adviser Class	Actual	1,000.00	1,100.50	7.68	1.45%
	Hypothetical	1,000.00	1,017.90	7.37	1.45%

2017 Annual Report | December 31, 2017	Page 21

		Beginning Account Value (6/30/17)	Ending Account Value (12/31/17)	Expenses Paid During Period[1] (6/30/17 - 12/31/17)	Expense Ratio[2] (Annualized)
Dynamic Allocation Fund - Adviser Class	Actual	$1,000.00	$1,116.60	$7.10	1.33%
	Hypothetical	1,000.00	1,018.50	6.77	1.33%
Aggressive Allocation Fund - Adviser Class	Actual	1,000.00	1,095.20	7.18	1.36%
	Hypothetical	1,000.00	1,018.35	6.92	1.36%
Balanced Fund - Adviser Class	Actual	1,000.00	1,077.80	5.97	1.14%
	Hypothetical	1,000.00	1,019.46	5.80	1.14%
Global Allocation Fund - Adviser Class	Actual	1,000.00	1,119.60	7.05	1.32%
	Hypothetical	1,000.00	1,018.55	6.72	1.32%
Spectrum Fund - Adviser Class	Actual	1,000.00	1,116.20	8.91	1.67%
	Hypothetical	1,000.00	1,016.79	8.49	1.67%
Moderate Allocation Fund - Adviser Class	Actual	1,000.00	1,109.60	6.49	1.22%
	Hypothetical	1,000.00	1,019.06	6.21	1.22%
Total Return Bond Fund - Adviser Class	Actual	1,000.00	1,010.40	4.46	0.88%
	Hypothetical	1,000.00	1,020.77	4.48	0.88%
Muirfield Fund - Institutional Class	Actual	1,000.00	1,111.20	4.52	0.85%
	Hypothetical	1,000.00	1,020.92	4.33	0.85%
Conservative Allocation Fund - Institutional Class	Actual	1,000.00	1,044.30	-3.45	-0.67%
	Hypothetical	1,000.00	1,028.58	-3.43	-0.67%
Quantex Fund - Institutional Class	Actual	1,000.00	1,101.80	6.25	1.18%
	Hypothetical	1,000.00	1,019.26	6.01	1.18%
Dynamic Allocation Fund - Institutional Class	Actual	1,000.00	1,117.10	5.66	1.06%
	Hypothetical	1,000.00	1,019.86	5.40	1.06%
Aggressive Allocation Fund - Institutional Class	Actual	1,000.00	1,098.00	5.82	1.10%
	Hypothetical	1,000.00	1,019.66	5.60	1.10%
Balanced Fund - Institutional Class	Actual	1,000.00	1,079.20	5.14	0.98%
	Hypothetical	1,000.00	1,020.27	4.99	0.98%
Global Allocation Fund - Institutional Class	Actual	1,000.00	1,121.80	5.29	0.99%
	Hypothetical	1,000.00	1,020.21	5.04	0.99%
Spectrum Fund - Institutional Class	Actual	1,000.00	1,117.10	8.91	1.67%
	Hypothetical	1,000.00	1,016.79	8.49	1.67%
Moderate Allocation Fund - Institutional Class	Actual	1,000.00	1,111.00	5.32	1.00%
	Hypothetical	1,000.00	1,020.16	5.09	1.00%
Total Return Bond Fund - Institutional Class	Actual	1,000.00	1,011.70	3.50	0.69%
	Hypothetical	1,000.00	1,021.73	3.52	0.69%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period by 184/365 (to reflect the total number of days in the six-month period).
[2]	Does not include the effects of acquired fund fees and expenses. May be influenced by the timing of reimbursements made to the Fund.

Page 22	2017 Annual Report | December 31, 2017

2017 Annual Report
Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2017

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 63.2%
Consumer Discretionary — 7.0%
Amazon.com, Inc. (1)	4,642	5,428,680
Bed Bath & Beyond, Inc.	8,982	197,514
Best Buy Co., Inc.	8,790	601,851
Burlington Stores, Inc. (1)	1,242	152,803
Carnival Corp.	313	20,774
Carter's, Inc.	1,496	175,765
Charter Communications, Inc. (1)	2,573	864,425
Comcast Corp.	65,425	2,620,271
Dollar General Corp.	5,647	525,227
Extended Stay America, Inc.	1,378	26,182
Ford Motor Co.	45,212	564,698
GameStop Corp. (2)	15,775	283,161
Gap, Inc./The	11,519	392,337
General Motors Co.	61,165	2,507,153
Home Depot, Inc./The	22,269	4,220,644
Kohl's Corp.	2,430	131,779
Lear Corp.	10,228	1,806,878
Liberty Interactive Corp. QVC Group (1)	14,104	344,420
Liberty Media Corp-Liberty SiriusXM - Class A (1)	5,481	217,376
Live Nation Entertainment, Inc. (1)	13,106	557,922
Lowe's Cos., Inc.	4,942	459,309
McDonald's Corp.	3,686	634,434
Michael Kors Holdings, Ltd. (1)	10,450	657,828
Michaels Cos., Inc./The (1)	9,967	241,102
NVR, Inc. (1)	139	487,643
Priceline Group, Inc./The (1)	88	152,921
PulteGroup, Inc.	18,492	614,859
PVH Corp.	5,668	777,706
Ross Stores, Inc.	10,450	838,613
Royal Caribbean Cruises, Ltd.	10,457	1,247,311
Scripps Networks Interactive, Inc.	12,922	1,103,280
Signet Jewelers, Ltd.	1,537	86,917
Skechers U.S.A., Inc. (1)	4,692	177,545
Target Corp.	15,816	1,031,994
Thor Industries, Inc.	3,012	453,969
Walt Disney Co./The	12,809	1,377,096
Whirlpool Corp.	5,352	902,561
Yum China Holdings, Inc.	12,140	485,843
		33,370,791

Consumer Staples — 4.1%
Archer-Daniels-Midland Co.	19,816	794,225
Colgate-Palmolive Co.	37,411	2,822,660
CVS Health Corp.	24,637	1,786,183
Kroger Co./The	3,161	86,769
Lamb Weston Holdings, Inc.	16,487	930,691
Monster Beverage Corp. (1)	7,728	489,105
Nu Skin Enterprises, Inc.	7,431	507,017
PepsiCo, Inc.	36,211	4,342,423
Philip Morris International, Inc.	3,907	412,775
Pilgrim's Pride Corp. (1)	8,232	255,686
Procter & Gamble Co./The	5,881	540,346
Tyson Foods, Inc.	28,302	2,294,443
Walgreens Boots Alliance, Inc.	18,327	1,330,907
Wal-Mart Stores, Inc.	30,516	3,013,455
		19,606,685

Energy — 4.3%
Andeavor	11,502	1,315,139
Cabot Oil & Gas Corp.	24,557	702,330
Chevron Corp.	30,728	3,846,838
Cimarex Energy Co.	4,487	547,459
CONSOL Energy, Inc. (1)	3,014	119,083
Exxon Mobil Corp.	61,740	5,163,934
HollyFrontier Corp.	10,356	530,434
Marathon Petroleum Corp.	27,051	1,784,825
Occidental Petroleum Corp.	3,141	231,366
PBF Energy, Inc.	11,483	407,072
Phillips 66	24,568	2,485,053
RPC, Inc.	41,710	1,064,856
Schlumberger, Ltd.	1,289	86,866
Southwestern Energy Co. (1)	3,360	18,749
Valero Energy Corp.	24,631	2,263,835
World Fuel Services Corp.	4,809	135,325
		20,703,164

Financials — 11.0%
Aflac, Inc.	11,069	971,637
Allstate Corp./The	26,136	2,736,701
American Express Co.	19,649	1,951,342
Ameriprise Financial, Inc.	9,311	1,577,935
Annaly Capital Management, Inc.	193,816	2,304,472
Bank of America Corp.	121,334	3,581,780
Bank of New York Mellon Corp./The	54,026	2,909,840
BB&T Corp.	31,557	1,569,014
Berkshire Hathaway, Inc. (1)	34,501	6,838,788
BGC Partners, Inc.	27,930	422,022
Chimera Investment Corp.	798	14,747
Citigroup, Inc.	38,674	2,877,732
CNA Financial Corp.	14,458	766,997

The accompanying notes are an integral part of these financial statements.

Page 24	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Fifth Third Bancorp	82,304	2,497,103
First American Financial Corp.	15,222	853,041
Hanover Insurance Group, Inc./The	1,630	176,170
Huntington Bancshares, Inc./OH	26,617	387,544
JPMorgan Chase & Co.	50,702	5,422,072
Lazard, Ltd.	16,365	859,163
Marsh & McLennan Cos., Inc.	9,582	779,879
MSCI, Inc.	2,853	361,019
New Residential Investment Corp.	89,909	1,607,573
Old Republic International Corp.	13,693	292,756
PNC Financial Services Group, Inc./The	14,329	2,067,531
Progressive Corp./The	46,130	2,598,042
Regions Financial Corp.	88,464	1,528,658
Reinsurance Group of America, Inc.	2,538	395,750
SEI Investments Co.	3,233	232,323
T Rowe Price Group, Inc.	12,424	1,303,650
Wells Fargo & Co.	46,205	2,803,257
		52,688,538

Healthcare — 8.4%
Abbott Laboratories	7,976	455,190
AbbVie, Inc.	26,171	2,530,997
Aetna, Inc.	9,752	1,759,163
Agilent Technologies, Inc.	26,081	1,746,645
Alexion Pharmaceuticals, Inc. (1)	377	45,085
Alnylam Pharmaceuticals, Inc. (1)	745	94,652
Amgen, Inc.	18,082	3,144,460
Anthem, Inc.	7,556	1,700,176
Baxter International, Inc.	40,796	2,637,053
Biogen, Inc. (1)	6,246	1,989,788
Bioverativ, Inc. (1)	7,402	399,116
Bristol-Myers Squibb Co.	26,655	1,633,418
Celgene Corp. (1)	6,445	672,600
Centene Corp. (1)	4,712	475,347
Cerner Corp. (1)	20,935	1,410,810
Cigna Corp.	8,414	1,708,799
Express Scripts Holding Co. (1)	4,246	316,921
Gilead Sciences, Inc.	33,133	2,373,648
Hill-Rom Holdings, Inc.	1,176	99,125
Humana, Inc.	6,939	1,721,358
Intuitive Surgical, Inc. (1)	4,219	1,539,682
Johnson & Johnson	30,037	4,196,770
McKesson Corp.	5,899	919,949
Medtronic PLC	10,161	820,501
Pfizer, Inc.	7,242	262,305
Premier, Inc. (1)	15,812	461,552
Regeneron Pharmaceuticals, Inc. (1)	235	88,351
United Therapeutics Corp. (1)	3,833	567,092
UnitedHealth Group, Inc.	16,661	3,673,084
Vertex Pharmaceuticals, Inc. (1)	3,100	464,566
WellCare Health Plans, Inc. (1)	2,246	451,693
		40,359,896

Industrials — 5.8%
3M Co.	2,448	576,186
Allison Transmission Holdings, Inc.	11,346	488,672
Boeing Co./The	13,290	3,919,354
Copa Holdings SA	2,134	286,084
Cummins, Inc.	14,442	2,551,035
Delta Air Lines, Inc.	32,338	1,810,928
Eaton Corp. PLC	23,358	1,845,516
Huntington Ingalls Industries, Inc.	7,811	1,841,053
Illinois Tool Works, Inc.	5,414	903,326
Ingersoll-Rand PLC	7,064	630,038
ITT, Inc.	3,101	165,500
JetBlue Airways Corp. (1)	21,137	472,201
Kansas City Southern	7,064	743,274
ManpowerGroup, Inc.	8,082	1,019,221
Masco Corp.	7,276	319,707
Old Dominion Freight Line, Inc.	2,411	317,167
Orbital ATK, Inc.	684	89,946
Owens Corning	9,053	832,333
PACCAR, Inc.	5,905	419,727
Quanta Services, Inc. (1)	3,113	121,749
Regal Beloit Corp.	467	35,772
Robert Half International, Inc.	13,856	769,562
Ryder System, Inc.	5,053	425,311
Spirit AeroSystems Holdings, Inc.	10,833	945,179
Stanley Black & Decker, Inc.	4,944	838,947
Union Pacific Corp.	14,411	1,932,515
United Continental Holdings, Inc. (1)	2,392	161,221
United Rentals, Inc. (1)	5,356	920,750
WABCO Holdings, Inc. (1)	1,803	258,731
Waste Management, Inc. (1)	6,957	600,389
Watsco, Inc.	6,473	1,100,669
WESCO International, Inc. (1)	4,603	313,694
		27,655,757

Information Technology — 15.5%
Accenture PLC	22,285	3,411,611
Adobe Systems, Inc. (1)	9,304	1,630,433
Alphabet, Inc. - Class A (1)	2,655	2,796,777

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 25

Schedule of Investments
December 31, 2017

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Alphabet, Inc. - Class C (1)	3,964	4,147,930
Apple, Inc.	60,650	10,263,800
Applied Materials, Inc.	26,156	1,337,095
ARRIS International PLC (1)	18,836	483,897
CA, Inc.	45,447	1,512,476
Cadence Design Systems, Inc. (1)	35,261	1,474,615
Cisco Systems, Inc.	88,453	3,387,750
Cognex Corp.	4,333	265,006
Cognizant Technology Solutions Corp.	17,226	1,223,391
Dell Technologies, Inc. Class V (1)	7,531	612,120
DXC Technology Co.	19,069	1,809,648
eBay, Inc. (1)	9,544	360,191
Electronic Arts, Inc. (1)	3,404	357,624
Facebook, Inc. (1)	35,047	6,184,394
HP, Inc.	109,913	2,309,272
IAC/InterActiveCorp (1)	2,120	259,234
Intel Corp.	55,079	2,542,447
International Business Machines Corp.	16,397	2,515,628
Intuit, Inc.	16,729	2,639,502
IPG Photonics Corp. (1)	1,233	264,022
Jabil, Inc.	13,305	349,256
Juniper Networks, Inc.	1,139	32,462
Lam Research Corp.	6,413	1,180,441
Mastercard, Inc.	9,383	1,420,211
Micron Technology, Inc. (1)	19,553	804,019
Microsoft Corp.	106,682	9,125,578
NVIDIA Corp.	10,210	1,975,635
ON Semiconductor Corp. (1)	30,337	635,257
Oracle Corp.	55,118	2,605,979
PayPal Holdings, Inc. (1)	13,811	1,016,766
Red Hat, Inc. (1)	3,754	450,855
Synopsys, Inc. (1)	13,017	1,109,569
Take-Two Interactive Software, Inc. (1)	2,884	316,606
Texas Instruments, Inc.	8,348	871,865
Western Digital Corp.	9,752	775,577
		74,458,939

Materials — 1.9%
Alcoa Corp.	3,833	206,484
Avery Dennison Corp.	7,662	880,057
Cabot Corp.	7,875	485,021
Crown Holdings, Inc. (1)	28,816	1,620,900
Eastman Chemical Co.	12,038	1,115,200
Freeport-McMoRan, Inc. (1)	26,137	495,558
Huntsman Corp.	13,716	456,606
LyondellBasell Industries NV	23,692	2,613,701
Nucor Corp.	4,596	292,214
Steel Dynamics, Inc.	16,424	708,367
		8,874,108

Real Estate Investment Trust — 2.2%
American Tower Corp.	4,797	684,388
Apple Hospitality REIT, Inc.	11,392	223,397
CubeSmart	10,016	289,663
DDR Corp.	7,450	66,752
Essex Property Trust, Inc.	4,223	1,019,306
Gaming and Leisure Properties, Inc.	5,615	207,755
Hospitality Properties Trust	10,582	315,873
Host Hotels & Resorts, Inc.	38,263	759,521
Lamar Advertising Co.	2,979	221,161
Liberty Property Trust	11,192	481,368
Prologis, Inc.	33,963	2,190,953
SBA Communications Corp. (1)	3,297	538,598
Simon Property Group, Inc.	11,324	1,944,784
VEREIT, Inc.	65,696	511,772
Vornado Realty Trust	15,258	1,192,870
		10,648,161

Telecommunication Services — 1.6%
AT&T, Inc.	52,632	2,046,332
Telephone & Data Systems, Inc.	10,449	290,482
T-Mobile US, Inc. (1)	10,342	656,820
Verizon Communications, Inc.	88,435	4,680,865
		7,674,499

Utilities — 1.4%
American Electric Power Co., Inc.	10,370	762,921
CenterPoint Energy, Inc.	44,280	1,255,781
Exelon Corp.	70,120	2,763,429
Vectren Corp.	26,288	1,709,246
Vistra Energy Corp. (1)	8,168	149,640
		6,641,017

Total Common Stocks (Cost $266,203,769)		302,681,555

Registered Investment Companies — 3.7%
iShares Russell 2000 Growth ETF (7)	91,035	16,996,235
Total Registered Investment Companies (Cost $14,256,383)		16,996,235

The accompanying notes are an integral part of these financial statements.

Page 26	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 31.8%
Morgan Stanley Government Institutional Fund, 1.20% (3)	290,975	290,975
Meeder Institutional Prime Money Market Fund, 1.32% (4)	151,755,821	151,740,645
Total Money Market Registered Investment Companies (Cost $152,052,326)		152,031,620

Bank Obligations — 0.3%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (5)	248,989	248,989
First Merchants Bank Deposit Account, 1.00%, 1/2/2018 (5)	248,190	248,190
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (5)	248,190	248,190
Pacific Mercantile Bank Deposit Account, 1.21%, 1/2/2018 (5)	249,127	249,127
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (5)	249,198	249,198
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (5)	249,000	249,000
Trans Pacific National Bank Deposit Account, 1.00%, 1/2/2018 (5)	191	191
Total Bank Obligations (Cost $1,492,885)		1,492,885
Total Investments — 99.0% (Cost $434,005,363)		473,202,295
Other Assets less Liabilities — 1.0%		4,759,867
Total Net Assets — 100.0%		477,962,162

Trustee Deferred Compensation (6)
Meeder Aggressive Allocation Fund	6,294	65,772
Meeder Balanced Fund	3,209	37,256
Meeder Dynamic Allocation Fund	2,219	24,076
Meeder Muirfield Fund	3,217	24,256
Meeder Conservative Allocation Fund	904	20,376
Total Trustee Deferred Compensation (Cost $151,557)		171,736

Muirfield Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	272	3/16/2018	27,818,800	436,600
Mini MSCI Emerging Markets Index Futures	82	3/16/2018	4,771,170	191,173
Standard & Poors 500 Mini Futures	716	3/16/2018	95,800,800	970,833
Total Futures Contracts	1,070		128,390,770	1,598,606

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2017.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 27

Schedule of Investments
December 31, 2017

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 68.6%
Consumer Discretionary — 6.8%
Amazon.com, Inc. (1)	1,288	1,506,277
Bed Bath & Beyond, Inc.	2,602	57,218
Best Buy Co., Inc.	4,920	336,872
Burlington Stores, Inc. (1)	700	86,121
Carter's, Inc.	174	20,443
Comcast Corp.	17,155	687,058
Dollar General Corp.	988	91,894
GameStop Corp.	4,466	80,165
Gap, Inc./The	4,870	165,872
General Motors Co.	20,951	858,781
Hilton Grand Vacations, Inc. (1)	421	17,661
Home Depot, Inc./The	7,487	1,419,011
Kohl's Corp.	490	26,573
Lear Corp.	2,775	490,232
Live Nation Entertainment, Inc. (1)	3,315	141,120
Michael Kors Holdings, Ltd. (1)	2,966	186,710
Michaels Cos., Inc./The (1)	3,159	76,416
NVR, Inc. (1)	30	105,247
PulteGroup, Inc.	7,295	242,559
PVH Corp.	1,370	187,978
Ross Stores, Inc.	2,926	234,812
Royal Caribbean Cruises, Ltd.	6,190	738,343
Scripps Networks Interactive, Inc.	966	82,477
Signet Jewelers, Ltd.	868	49,085
Skechers U.S.A., Inc. (1)	2,018	76,361
Target Corp.	7,378	481,415
Thor Industries, Inc.	819	123,440
TJX Cos., Inc./The	1,492	114,078
Whirlpool Corp.	1,047	176,566
Yum China Holdings, Inc.	2,096	83,882
		8,944,667

Consumer Staples — 3.6%
Archer-Daniels-Midland Co.	1,072	42,966
CVS Health Corp.	12,909	935,903
Kroger Co./The	3,815	104,722
Lamb Weston Holdings, Inc.	891	50,297
PepsiCo, Inc.	9,059	1,086,355
Pilgrim's Pride Corp. (1)	3,314	102,933
Tyson Foods, Inc.	9,291	753,221
Walgreens Boots Alliance, Inc.	10,498	762,365
Wal-Mart Stores, Inc.	8,697	858,829
		4,697,591

Energy — 4.7%
Andeavor	6,077	694,844
Cabot Oil & Gas Corp.	7,192	205,691
Chevron Corp.	6,756	845,784
CNX Resources Corp. (1)	197	2,882
CONSOL Energy, Inc. (1)	772	30,502
Exxon Mobil Corp.	16,696	1,396,453
HollyFrontier Corp.	3,363	172,253
Marathon Petroleum Corp.	11,904	785,426
PBF Energy, Inc.	2,916	103,372
Phillips 66	8,175	826,901
RPC, Inc.	6,530	166,711
Southwestern Energy Co. (1)	1,636	9,129
Valero Energy Corp.	8,893	817,356
World Fuel Services Corp.	1,276	35,907
		6,093,211

Financials — 13.7%
Allstate Corp./The	7,759	812,445
American Express Co.	3,215	319,282
Ameriprise Financial, Inc.	4,482	759,565
Annaly Capital Management, Inc.	59,965	712,984
Bank of America Corp.	52,453	1,548,413
Bank of New York Mellon Corp./The	15,774	849,588
BB&T Corp.	16,330	811,928
Berkshire Hathaway, Inc. (1)	10,228	2,027,394
BGC Partners, Inc.	5,943	89,799
Citigroup, Inc.	18,417	1,370,409
CNA Financial Corp.	3,965	210,343
Comerica, Inc.	2,181	189,333
East West Bancorp, Inc.	2,967	180,483
Fifth Third Bancorp	24,570	745,454
First American Financial Corp.	5,854	328,058
Hanover Insurance Group, Inc./The	810	87,545
Huntington Bancshares, Inc./OH	41,724	607,501
JPMorgan Chase & Co.	15,339	1,640,353
Lazard, Ltd.	5,247	275,468
Marsh & McLennan Cos., Inc.	2,035	165,629
MSCI, Inc.	333	42,138
New Residential Investment Corp.	15,910	284,471
OneMain Holdings, Inc. (1)	1,407	36,568
PNC Financial Services Group, Inc./The	6,372	919,416
Progressive Corp./The	14,058	791,747
Regions Financial Corp.	43,220	746,842
Synovus Financial Corp.	1,775	85,094
T Rowe Price Group, Inc.	3,550	372,502
US Bancorp	1,388	74,369
Wells Fargo & Co.	13,062	792,472
		17,877,593

The accompanying notes are an integral part of these financial statements.

Page 28	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Healthcare — 11.1%
AbbVie, Inc.	9,488	917,584
Aetna, Inc.	4,871	878,680
Agilent Technologies, Inc.	5,500	368,335
Alnylam Pharmaceuticals, Inc. (1)	7	889
Amgen, Inc.	5,138	893,498
Anthem, Inc.	3,915	880,914
AquaBounty Technologies, Inc. (1)	1,020	3,590
Baxter International, Inc.	12,014	776,585
Biogen, Inc. (1)	2,866	913,022
Bioverativ, Inc. (1)	2,493	134,423
Bristol-Myers Squibb Co.	138	8,457
Centene Corp. (1)	3,795	382,840
Cerner Corp. (1)	10,376	699,239
Cigna Corp.	4,184	849,729
Exelixis, Inc. (1)	634	19,274
Express Scripts Holding Co. (1)	2,496	186,301
Gilead Sciences, Inc.	13,883	994,578
Humana, Inc.	3,232	801,762
Intuitive Surgical, Inc. (1)	2,232	814,546
Johnson & Johnson	8,668	1,211,093
McKesson Corp.	4,888	762,284
Premier, Inc. (1)	5,038	147,059
United Therapeutics Corp. (1)	906	134,043
UnitedHealth Group, Inc.	6,274	1,383,166
Vertex Pharmaceuticals, Inc. (1)	1,629	244,122
WellCare Health Plans, Inc. (1)	920	185,021
		14,591,034

Industrials — 5.2%
Allison Transmission Holdings, Inc.	2,738	117,926
Boeing Co./The	4,264	1,257,496
Copa Holdings SA	360	48,262
Cummins, Inc.	4,402	777,569
Delta Air Lines, Inc.	10,636	595,616
Eaton Corp. PLC	268	21,175
Huntington Ingalls Industries, Inc.	2,021	476,350
JetBlue Airways Corp. (1)	6,516	145,567
Kansas City Southern	3,122	328,497
ManpowerGroup, Inc.	1,989	250,833
Masco Corp.	2,628	115,474
Old Dominion Freight Line, Inc.	894	117,606
Orbital ATK, Inc.	203	26,695
Owens Corning	2,931	269,476
Pitney Bowes, Inc.	915	10,230
Quanta Services, Inc. (1)	2,842	111,151
Regal Beloit Corp.	338	25,891
Robert Half International, Inc.	3,204	177,950
Ryder System, Inc.	1,236	104,034
Southwest Airlines Co.	1,122	73,435
Spirit AeroSystems Holdings, Inc.	2,231	194,655
Union Pacific Corp.	6,913	927,033
United Rentals, Inc. (1)	585	100,567
Valmont Industries, Inc.	230	38,146
WABCO Holdings, Inc. (1)	516	74,046
Waste Management, Inc. (1)	2,344	202,287
Watsco, Inc.	988	168,000
WESCO International, Inc. (1)	1,086	74,011
		6,829,978

Information Technology — 17.5%
Accenture PLC	5,997	918,081
Adobe Systems, Inc. (1)	1,913	335,234
Alphabet, Inc. - Class A (1)	357	376,064
Alphabet, Inc. - Class C (1)	1,699	1,777,834
Apple, Inc.	18,847	3,189,478
Applied Materials, Inc.	16,622	849,717
ARRIS International PLC (1)	3,214	82,568
CA, Inc.	10,129	337,093
Cadence Design Systems, Inc. (1)	11,109	464,578
Cisco Systems, Inc.	12,897	493,955
Cognex Corp.	2,027	123,971
Cognizant Technology Solutions Corp.	11,204	795,708
DXC Technology Co.	7,133	676,922
eBay, Inc. (1)	21,078	795,484
Facebook, Inc. (1)	9,955	1,756,659
HP, Inc.	37,735	792,812
IAC/InterActiveCorp (1)	1,638	200,295
Intel Corp.	17,041	786,613
International Business Machines Corp.	597	91,592
Intuit, Inc.	5,124	808,465
IPG Photonics Corp. (1)	667	142,825
Jabil, Inc.	1,052	27,615
Lam Research Corp.	4,182	769,781
Mastercard, Inc.	1,249	189,049
Micron Technology, Inc. (1)	19,026	782,349
Microsoft Corp.	30,816	2,636,001
NVIDIA Corp.	4,200	812,700
ON Semiconductor Corp. (1)	9,879	206,866
Oracle Corp.	16,927	800,309
PayPal Holdings, Inc. (1)	3,186	234,553
Synopsys, Inc. (1)	1,998	170,310
Take-Two Interactive Software, Inc. (1)	900	98,802
Texas Instruments, Inc.	1,906	199,063

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 29

Schedule of Investments
December 31, 2017

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Western Digital Corp.	3,168	251,951
		22,975,297

Materials — 1.7%
Alcoa Corp.	2,919	157,247
Avery Dennison Corp.	2,140	245,800
Cabot Corp.	2,134	131,433
Chemours Co./The	445	22,277
Crown Holdings, Inc. (1)	6,978	392,513
Eastman Chemical Co.	938	86,896
Freeport-McMoRan, Inc. (1)	3,140	59,534
Huntsman Corp.	4,315	143,646
LyondellBasell Industries NV	7,299	805,226
Steel Dynamics, Inc.	3,241	139,784
		2,184,356

Real Estate Investment Trust — 1.8%
American Tower Corp.	816	116,419
Apple Hospitality REIT, Inc.	4,332	84,951
Brixmor Property Group, Inc.	3,281	61,223
CubeSmart	2,585	74,758
DDR Corp.	3,924	35,159
Essex Property Trust, Inc.	516	124,547
Hospitality Properties Trust	2,359	70,416
Host Hotels & Resorts, Inc.	1,959	38,886
Lamar Advertising Co.	397	29,473
Liberty Property Trust	2,733	117,546
Prologis, Inc.	8,694	560,850
Retail Properties of America, Inc.	3,498	47,013
SBA Communications Corp. (1)	368	60,116
Simon Property Group, Inc.	3,988	684,899
Spirit Realty Capital, Inc.	5,051	43,338
VEREIT, Inc.	6,005	46,779
Vornado Realty Trust	1,951	152,529
		2,348,902

Telecommunication Services — 1.5%
AT&T, Inc.	2,963	115,201
Telephone & Data Systems, Inc.	3,150	87,570
T-Mobile US, Inc. (1)	5,887	373,883
Verizon Communications, Inc.	27,184	1,438,849
		2,015,503

Utilities — 1.0%
CenterPoint Energy, Inc.	3,466	98,296
Exelon Corp.	20,755	817,955
Vectren Corp.	4,742	308,325
Vistra Energy Corp. (1)	1,638	29,993
		1,254,569

Total Common Stocks (Cost $76,841,748)		89,812,701

Registered Investment Companies — 13.3%
iShares Core MSCI EAFE ETF (5)	136,530	9,023,268
iShares Core MSCI Emerging Markets ETF (5)	24,090	1,370,721
iShares Core U.S. Aggregate Bond ETF (5)	63,629	6,956,558
Total Registered Investment Companies (Cost $16,485,977)		17,350,547

Money Market Registered Investment Companies — 16.2%
Meeder Institutional Prime Money Market Fund, 1.32% (2)	21,162,338	21,160,222
Total Money Market Registered Investment Companies (Cost $21,162,809)		21,160,222

Bank Obligations — 1.1%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (3)	248,989	248,989
First Merchants Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,190	248,190
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,190	248,190
Pacific Mercantile Bank Deposit Account, 1.21%, 1/2/2018 (3)	249,127	249,127
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (3)	249,198	249,198
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (3)	249,000	249,000
Trans Pacific National Bank Deposit Account, 1.00%, 1/2/2018 (3)	184	184
Total Bank Obligations (Cost $1,492,878 )		1,492,878
Total Investments — 99.2% (Cost $115,983,412)		129,816,348
Other Assets less Liabilities — 0.8%		1,081,295
Total Net Assets — 100.0%		130,897,643

The accompanying notes are an integral part of these financial statements.

Page 30	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	3,963	41,413
Meeder Balanced Fund	1,974	22,918
Meeder Dynamic Allocation Fund	1,393	15,114
Meeder Muirfield Fund	1,923	14,499
Meeder Conservative Allocation Fund	557	12,555
Total Trustee Deferred Compensation (Cost $91,600)		106,499

Dynamic Allocation Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	135	3/16/2018	13,807,125	220,325
Mini MSCI Emerging Markets Index Futures	86	3/16/2018	5,003,910	201,415
Standard & Poors 500 Mini Futures	33	3/16/2018	4,415,400	46,620
Total Futures Contracts	254		23,226,435	468,360

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Dynamic Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(5)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 31

Schedule of Investments
December 31, 2017

Aggressive Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 68.2%
Consumer Discretionary — 11.1%
Aramark	761	32,525
Big Lots, Inc.	5,112	287,039
Carter's, Inc.	908	106,681
Citi Trends, Inc.	489	12,939
Dana, Inc.	9,360	299,614
GameStop Corp.	9,673	173,630
Gannett Co., Inc.	10,395	120,478
Grand Canyon Education, Inc. (1)	3,224	288,645
Hooker Furniture Corp.	540	22,923
HSN, Inc.	1,135	45,797
J. Jill, Inc. (1)	1,583	12,347
Kohl's Corp.	4,399	238,558
Lear Corp.	1,955	345,370
Live Nation Entertainment, Inc. (1)	1,122	47,764
MCBC Holdings, Inc. (1)	4,211	93,568
Michael Kors Holdings, Ltd. (1)	4,782	301,027
New Media Investment Group, Inc.	5,194	87,155
NVR, Inc. (1)	100	350,822
Office Depot, Inc.	3,966	14,040
Ollie's Bargain Outlet Holdings, Inc. (1)	658	35,039
Overstock.com, Inc. (1)	44	2,812
Penn National Gaming, Inc. (1)	7,571	237,199
Pinnacle Entertainment, Inc. (1)	5,543	181,422
PulteGroup, Inc.	5,950	197,838
RH (1)	478	41,208
Ruth's Hospitality Group, Inc.	3,152	68,241
Skechers U.S.A., Inc. (1)	1,641	62,095
Sleep Number Corp. (1)	3,953	148,593
Stoneridge, Inc. (1)	2,219	50,726
Taylor Morrison Home Corp. (1)	11,962	292,710
Thor Industries, Inc.	926	139,567
TopBuild Corp. (1)	1,644	124,517
Tower International, Inc.	772	23,585
Townsquare Media, Inc. (1)	1,432	10,998
tronc, Inc. (1)	2,716	47,774
Weight Watchers International, Inc. (1)	598	26,479
ZAGG, Inc. (1)	242	4,465
		4,576,190

Consumer Staples — 2.9%
Boston Beer Co., Inc./The (1)	299	57,139
Lamb Weston Holdings, Inc.	3,563	201,131
Medifast, Inc.	1,601	111,766
National Beverage Corp.	761	74,152
Performance Food Group Co. (1)	5,650	187,015
Pilgrim's Pride Corp. (1)	7,193	223,415
Sanderson Farms, Inc.	1,659	230,236
Sprouts Farmers Market, Inc. (1)	3,120	75,972
Village Super Market, Inc.	1,290	29,580
		1,190,406

Energy — 4.5%
Arch Coal, Inc.	2,177	202,809
CVR Energy, Inc.	1,230	45,805
Delek US Holdings, Inc.	1,368	47,798
Exterran Corp. (1)	8,935	280,916
HollyFrontier Corp.	4,312	220,861
McDermott International, Inc. (1)	14,077	92,627
Midstates Petroleum Co., Inc. (1)	5,005	82,983
Natural Gas Services Group, Inc. (1)	54	1,415
Par Pacific Holdings, Inc. (1)	11,490	221,527
PBF Energy, Inc.	4,547	161,191
Peabody Energy Corp. (1)	1,547	60,905
RigNet, Inc. (1)	1,015	15,174
RPC, Inc.	10,453	266,865
SandRidge Energy, Inc. (1)	4,838	101,937
W&T Offshore, Inc. (1)	41	136
World Fuel Services Corp.	2,307	64,919
		1,867,868

Financials — 11.1%
AG Mortgage Investment Trust, Inc.	14,399	273,725
American Equity Investment Life Holding Co.	6,206	190,710
Banco Latinoamericano de Comercio Exterior SA	8,041	216,303
BGC Partners, Inc.	12,396	187,304
Cannae Holdings, Inc. (1)	4,681	79,717
Cherry Hill Mortgage Investment Corp.	13,877	249,647
Chimera Investment Corp.	15,227	281,395
Dynex Capital, Inc.	6,906	48,411
Essent Group, Ltd. (1)	6,627	287,744
Evercore, Inc.	2,775	249,750
Fidelity Southern Corp.	2,625	57,225
First American Financial Corp.	5,583	312,871
FirstCash, Inc.	2,320	156,484
Genworth Financial, Inc. (1)	2,948	9,168
Green Dot Corp. (1)	4,612	277,919
Health Insurance Innovations, Inc. (1)	231	5,763
Houlihan Lokey, Inc.	6,344	288,208
Invesco Mortgage Capital, Inc.	15,697	279,878
LendingTree, Inc. (1)	471	160,352
MGIC Investment Corp. (1)	20,214	285,220

The accompanying notes are an integral part of these financial statements.

Page 32	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Aggressive Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Moelis & Co.	5,871	284,744
New Residential Investment Corp.	17,258	308,573
NewStar Financial, Inc. Contingent Value Rights (1)(5)	179	0
NMI Holdings, Inc. (1)	2,283	38,811
PennyMac Financial Services, Inc. (1)	554	12,382
Pzena Investment Management, Inc.	925	9,870
Triumph Bancorp, Inc. (1)	611	19,247
Walker & Dunlop, Inc. (1)	605	28,738
World Acceptance Corp. (1)	38	3,067
		4,603,226

Healthcare — 8.5%
Abeona Therapeutics, Inc. (1)	356	5,643
ABIOMED, Inc. (1)	796	149,178
Acorda Therapeutics, Inc. (1)	868	18,619
Alnylam Pharmaceuticals, Inc. (1)	811	103,038
Amphastar Pharmaceuticals, Inc. (1)	1,863	35,844
Avexis, Inc. (1)	104	11,510
Bio-Rad Laboratories, Inc. (1)	98	23,390
Bioverativ, Inc. (1)	2,391	128,923
Bluebird Bio, Inc. (1)	338	60,198
Catalent, Inc. (1)	6,638	272,689
Charles River Laboratories International, Inc. (1)	953	104,306
Concert Pharmaceuticals, Inc. (1)	86	2,225
Corcept Therapeutics, Inc. (1)	1,912	34,531
Cutera, Inc. (1)	70	3,175
Dyax Corp. Contingent Value Rights (1)(5)	6,220	0
Emergent BioSolutions, Inc. (1)	4,783	222,266
Enanta Pharmaceuticals, Inc. (1)	803	47,120
Enzo Biochem, Inc. (1)	3,758	30,628
Esperion Therapeutics, Inc. (1)	257	16,921
Exact Sciences Corp. (1)	1,709	89,791
Exactech, Inc. (1)	63	3,115
Exelixis, Inc. (1)	3,091	93,966
FibroGen, Inc. (1)	1,083	51,334
Genomic Health, Inc. (1)	1,122	38,372
Haemonetics Corp. (1)	912	52,969
Hill-Rom Holdings, Inc.	805	67,853
Integer Holdings Corp. (1)	2,034	92,140
Juno Therapeutics, Inc. (1)	483	22,078
LeMaitre Vascular, Inc.	42	1,337
LivaNova PLC (1)	1,295	103,496
Mallinckrodt PLC (1)	3,663	82,637
Masimo Corp. (1)	2,436	206,573
MyoKardia, Inc. (1)	180	7,578
Myriad Genetics, Inc. (1)	4,658	159,979
Nektar Therapeutics (1)	1,092	65,214
Orthofix International NV (1)	181	9,901
Phibro Animal Health Corp.	951	31,859
Premier, Inc. (1)	8,559	249,837
Puma Biotechnology, Inc. (1)	199	19,671
Quality Systems, Inc. (1)	303	4,115
Sangamo Therapeutics, Inc. (1)	199	3,264
Spectrum Pharmaceuticals, Inc. (1)	1,315	24,919
STERIS PLC	919	80,385
Supernus Pharmaceuticals, Inc. (1)	2,105	83,884
Titan Pharmaceuticals, Inc. (1)	1,153	1,528
Triple-S Management Corp. (1)	2,144	53,278
United Therapeutics Corp. (1)	1,462	216,303
Vanda Pharmaceuticals, Inc. (1)	1,276	19,395
WellCare Health Plans, Inc. (1)	1,412	283,967
Zogenix, Inc. (1)	368	14,738
		3,505,680

Industrials — 10.8%
Allison Transmission Holdings, Inc.	3,493	150,444
Applied Industrial Technologies, Inc.	304	20,702
ArcBest Corp.	353	12,620
Argan, Inc.	680	30,600
Builders FirstSource, Inc. (1)	7,930	172,795
BWX Technologies, Inc.	2,234	135,135
Commercial Vehicle Group, Inc. (1)	1,063	11,363
Copa Holdings SA	240	32,174
EMCOR Group, Inc.	1,281	104,722
EnPro Industries, Inc.	1,294	121,002
Forward Air Corp.	2,597	149,172
Hillenbrand, Inc.	860	38,442
Huntington Ingalls Industries, Inc.	1,408	331,866
Hyster-Yale Materials Handling, Inc.	104	8,857
JetBlue Airways Corp. (1)	14,252	318,390
Kadant, Inc.	1,356	136,142
Kelly Services, Inc.	1,714	46,741
Korn/Ferry International	3,316	137,216
Landstar System, Inc.	1,180	122,838
ManpowerGroup, Inc.	2,555	322,211
Meritor, Inc. (1)	7,919	185,780
Old Dominion Freight Line, Inc.	938	123,394
Orbital ATK, Inc.	339	44,579
Owens Corning	3,735	343,396
Primoris Services Corp.	2,050	55,740
Regal Beloit Corp.	2,867	219,612
Robert Half International, Inc.	2,263	125,687

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 33

Schedule of Investments
December 31, 2017

Aggressive Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
RPX Corp.	6,371	85,626
Rush Enterprises, Inc. - Class A (1)	1,693	86,021
Ryder System, Inc.	2,622	220,694
Saia, Inc. (1)	1,619	114,544
Spirit AeroSystems Holdings, Inc.	3,949	344,550
Sterling Construction Co., Inc. (1)	114	1,856
Triton International, Ltd./Bermuda	1,221	45,726
TrueBlue, Inc. (1)	584	16,060
Vectrus, Inc. (1)	1,244	38,377
		4,455,074

Information Technology — 9.3%
Advanced Energy Industries, Inc. (1)	2,125	143,395
Amkor Technology, Inc. (1)	9,961	100,108
ANSYS, Inc. (1)	1,070	157,921
Appfolio, Inc. (1)	606	25,149
Arista Networks, Inc. (1)	534	125,800
ARRIS International PLC (1)	5,620	144,378
Aspen Technology, Inc. (1)	4,501	297,966
Cadence Design Systems, Inc. (1)	8,388	350,786
Care.com, Inc. (1)	9	162
Cirrus Logic, Inc. (1)	608	31,531
Cognex Corp.	708	43,301
Cohu, Inc.	456	10,009
CommerceHub, Inc. (1)	261	5,374
Comtech Telecommunications Corp.	2,218	49,062
Control4 Corp. (1)	1,558	46,366
Electro Scientific Industries, Inc. (1)	344	7,372
ePlus, Inc. (1)	65	4,888
Extreme Networks, Inc. (1)	2,150	26,918
IAC/InterActiveCorp (1)	2,089	255,443
IPG Photonics Corp. (1)	1,345	288,005
IXYS Corp. (1)	636	15,232
Jabil, Inc.	7,316	192,045
KEMET Corp. (1)	897	13,509
MKS Instruments, Inc.	328	30,996
Novanta, Inc. (1)	390	19,500
ON Semiconductor Corp. (1)	5,519	115,568
Progress Software Corp.	4,994	212,595
RingCentral, Inc. (1)	1,965	95,106
Sanmina Corp. (1)	204	6,732
Take-Two Interactive Software, Inc. (1)	2,328	255,568
Tech Data Corp. (1)	1,932	189,278
Teradyne, Inc.	7,274	304,562
Travelport Worldwide, Ltd.	19,273	251,898
Ultra Clean Holdings, Inc. (1)	294	6,788
Xcerra Corp. (1)	314	3,074
		3,826,385

Materials — 4.2%
AdvanSix, Inc. (1)	502	21,119
Alcoa Corp.	3,726	200,720
Crown Holdings, Inc. (1)	4,375	246,094
Domtar Corp.	751	37,190
Huntsman Corp.	6,046	201,271
Kaiser Aluminum Corp.	1,885	201,412
Kronos Worldwide, Inc.	2,074	53,447
Louisiana-Pacific Corp. (1)	10,938	287,232
Materion Corp.	478	23,231
Schnitzer Steel Industries, Inc.	1,060	35,510
Steel Dynamics, Inc.	3,309	142,717
Trinseo SA	2,944	213,734
Verso Corp. (1)	69	1,212
Warrior Met Coal, Inc.	3,236	81,385
		1,746,274

Real Estate Investment Trust — 3.4%
Apple Hospitality REIT, Inc.	9,643	189,099
CubeSmart	6,778	196,020
DDR Corp.	13,910	124,634
Hospitality Properties Trust	4,514	134,743
Kite Realty Group Trust	11,277	221,029
Lamar Advertising Co.	862	63,995
Liberty Property Trust	7,174	308,554
Monmouth Real Estate Investment Corp.	3,425	60,965
Retail Properties of America, Inc.	5,925	79,632
Washington Prime Group, Inc.	1,663	11,841
		1,390,512

Telecommunication Services — 0.7%
General Communication, Inc. (1)	156	6,087
Straight Path Communications, Inc. (1)	1,547	281,229
		287,316
Utilities — 1.7%
American States Water Co.	2,583	149,582
NRG Energy, Inc.	312	8,886
SJW Group	102	6,511
UGI Corp.	7,046	330,810
Vistra Energy Corp. (1)	11,479	210,293
		706,082

Total Common Stocks (Cost $25,012,211)		28,155,013

The accompanying notes are an integral part of these financial statements.

Page 34	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Aggressive Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 11.8%
iShares Core MSCI EAFE ETF (6)	36,743	2,428,345
iShares Core MSCI Emerging Markets ETF (6)	5,206	296,221
iShares Core U.S. Aggregate Bond ETF (6)	19,769	2,161,345
Total Registered Investment Companies (Cost $4,673,733)		4,885,911

Money Market Registered Investment Companies — 16.5%
Meeder Institutional Prime Money Market Fund, 1.32% (2)	6,810,278	6,809,597
Total Money Market Registered Investment Companies (Cost $6,810,424)		6,809,597

Bank Obligations — 2.4%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (3)	248,989	248,989
First Merchants Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,190	248,190
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,190	248,190
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (3)	249,198	249,198
Total Bank Obligations (Cost $994,567)		994,567
Total Investments — 98.9% (Cost $37,490,935)		40,845,088
Other Assets less Liabilities — 1.1%		456,172
Total Net Assets — 100.0%		41,301,260

Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	2,194	22,927
Meeder Balanced Fund	1,112	12,910
Meeder Dynamic Allocation Fund	767	8,322
Meeder Muirfield Fund	1,057	7,970
Meeder Conservative Allocation Fund	309	6,965
Total Trustee Deferred Compensation (Cost $51,811)		59,094

Aggressive Allocation Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	51	3/16/2018	5,216,025	83,234
Mini MSCI Emerging Markets Index Futures	31	3/16/2018	1,803,735	72,603
Russell 2000 Mini Index Futures	3	3/16/2018	230,475	1,904
E-mini Standard & Poors MidCap 400 Futures	5	3/16/2018	951,200	7,486
Total Futures Contracts	90		8,201,435	165,227

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Aggressive Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(5)	Fair valued security deemed as Level 3 security.
(6)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 35

Schedule of Investments
December 31, 2017

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 48.6%
Consumer Discretionary — 5.4%
Amazon.com, Inc. (1)	2,047	2,393,905
Aramark	1,587	67,828
Bed Bath & Beyond, Inc.	4,356	95,788
Best Buy Co., Inc.	3,418	234,030
Burlington Stores, Inc. (1)	909	111,834
Carnival Corp.	1,016	67,432
Carter's, Inc.	304	35,717
Charter Communications, Inc. (1)	1,321	443,803
Comcast Corp.	31,237	1,251,042
Dollar General Corp.	1,807	168,069
Ford Motor Co.	19,228	240,158
GameStop Corp.	6,132	110,069
Gap, Inc./The	5,818	198,161
General Motors Co.	26,575	1,089,309
H&R Block, Inc.	54	1,416
Home Depot, Inc./The	9,563	1,812,475
Kohl's Corp.	337	18,276
Lear Corp.	4,165	735,789
Liberty Interactive Corp. QVC Group (1)	6,343	154,896
Liberty Media Corp-Liberty SiriusXM - Class A (1)	2,987	118,464
Live Nation Entertainment, Inc. (1)	6,676	284,197
Lowe's Cos., Inc.	2,565	238,391
McDonald's Corp.	2,809	483,485
Michael Kors Holdings, Ltd. (1)	4,000	251,800
Michaels Cos., Inc./The (1)	4,035	97,607
NVR, Inc. (1)	51	178,919
Priceline Group, Inc./The (1)	95	165,085
PulteGroup, Inc.	6,681	222,143
PVH Corp.	2,654	364,155
Ross Stores, Inc.	4,348	348,927
Royal Caribbean Cruises, Ltd.	4,669	556,918
Scripps Networks Interactive, Inc.	5,124	437,487
Signet Jewelers, Ltd.	735	41,564
Skechers U.S.A., Inc. (1)	1,888	71,442
Target Corp.	7,026	458,447
Thor Industries, Inc.	1,431	215,680
TJX Cos., Inc./The	218	16,668
Twenty-First Century Fox, Inc.	2,200	75,966
Walt Disney Co./The	5,509	592,273
Whirlpool Corp.	2,657	448,076
Yum China Holdings, Inc.	5,476	219,150
		15,116,841

Consumer Staples — 3.3%
Archer-Daniels-Midland Co.	8,721	349,538
Colgate-Palmolive Co.	17,011	1,283,480
CVS Health Corp.	10,362	751,245
Kroger Co./The	2,682	73,621
Lamb Weston Holdings, Inc.	6,843	386,287
Monster Beverage Corp. (1)	6,724	425,562
Nu Skin Enterprises, Inc.	3,806	259,683
PepsiCo, Inc.	16,207	1,943,543
Philip Morris International, Inc.	3,062	323,500
Pilgrim's Pride Corp. (1)	2,742	85,167
Procter & Gamble Co./The	3,978	365,499
Tyson Foods, Inc.	13,422	1,088,122
Walgreens Boots Alliance, Inc.	8,199	595,411
Wal-Mart Stores, Inc.	13,969	1,379,439
		9,310,097

Energy — 3.3%
Andeavor	5,720	654,025
Cabot Oil & Gas Corp.	14,611	417,875
Chevron Corp.	12,930	1,618,707
Cimarex Energy Co.	2,107	257,075
Concho Resources, Inc. (1)	505	75,861
CONSOL Energy, Inc. (1)	1,302	51,442
Exxon Mobil Corp.	27,790	2,324,356
HollyFrontier Corp.	3,964	203,036
Marathon Petroleum Corp.	12,078	796,906
Occidental Petroleum Corp.	2,317	170,670
PBF Energy, Inc.	4,241	150,343
Phillips 66	8,836	893,761
RPC, Inc.	19,119	488,108
Schlumberger, Ltd.	2,223	149,808
Southwestern Energy Co. (1)	2,812	15,691
Valero Energy Corp.	8,943	821,951
World Fuel Services Corp.	1,918	53,973
		9,143,588

Financials — 8.4%
Aflac, Inc.	9,645	846,638
Allstate Corp./The	10,705	1,120,921
American Express Co.	10,527	1,045,436
Ameriprise Financial, Inc.	4,426	750,074
Annaly Capital Management, Inc.	73,676	876,008
Bank of America Corp.	58,678	1,732,175
Bank of New York Mellon Corp./The	24,176	1,302,119
BB&T Corp.	13,501	671,270

The accompanying notes are an integral part of these financial statements.

Page 36	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Berkshire Hathaway, Inc. (1)	15,441	3,060,715
BGC Partners, Inc.	10,929	165,137
Chimera Investment Corp.	2,608	48,196
Citigroup, Inc.	19,139	1,424,133
CNA Financial Corp.	6,090	323,075
Comerica, Inc.	426	36,981
Fifth Third Bancorp	36,985	1,122,125
First American Financial Corp.	6,169	345,711
Hanover Insurance Group, Inc./The	680	73,494
Huntington Bancshares, Inc./OH	3,951	57,527
JPMorgan Chase & Co.	23,987	2,565,170
Lazard, Ltd.	8,870	465,675
Marsh & McLennan Cos., Inc.	3,486	283,726
MSCI, Inc.	1,189	150,456
New Residential Investment Corp.	40,541	724,873
Old Republic International Corp.	8,277	176,962
PNC Financial Services Group, Inc./The	4,142	597,649
Progressive Corp./The	16,683	939,587
Regions Financial Corp.	32,804	566,853
Reinsurance Group of America, Inc.	886	138,154
SEI Investments Co.	1,085	77,968
T Rowe Price Group, Inc.	5,565	583,935
Wells Fargo & Co.	19,768	1,199,325
		23,472,068

Healthcare — 6.5%
Abbott Laboratories	4,206	240,036
AbbVie, Inc.	10,871	1,051,334
Aetna, Inc.	3,666	661,310
Agilent Technologies, Inc.	11,722	785,022
Alexion Pharmaceuticals, Inc. (1)	1,037	124,015
Alnylam Pharmaceuticals, Inc. (1)	263	33,414
Amgen, Inc.	7,619	1,324,944
Anthem, Inc.	2,808	631,828
Baxter International, Inc.	18,256	1,180,068
Biogen, Inc. (1)	2,643	841,981
Bioverativ, Inc. (1)	3,114	167,907
Bristol-Myers Squibb Co.	13,352	818,211
Celgene Corp. (1)	3,893	406,273
Centene Corp. (1)	2,064	208,216
Cerner Corp. (1)	8,174	550,846
Cigna Corp.	3,369	684,210
Express Scripts Holding Co. (1)	2,415	180,256
Gilead Sciences, Inc.	14,039	1,005,754
HCA Healthcare, Inc. (1)	504	44,271
Hill-Rom Holdings, Inc.	865	72,911
Humana, Inc.	3,087	765,792
Intuitive Surgical, Inc. (1)	1,964	716,742
Johnson & Johnson	11,953	1,670,073
McKesson Corp.	2,756	429,798
Medtronic PLC	5,096	411,502
Pfizer, Inc.	8,440	305,697
Premier, Inc. (1)	8,077	235,768
Regeneron Pharmaceuticals, Inc. (1)	189	71,056
United Therapeutics Corp. (1)	1,834	271,340
UnitedHealth Group, Inc.	7,597	1,674,835
Vertex Pharmaceuticals, Inc. (1)	1,616	242,174
WellCare Health Plans, Inc. (1)	948	190,652
		17,998,236

Industrials — 4.5%
3M Co.	2,030	477,801
Allison Transmission Holdings, Inc.	4,554	196,141
Boeing Co./The	6,060	1,787,155
Copa Holdings SA	1,017	136,339
Cummins, Inc.	5,295	935,309
Delta Air Lines, Inc.	12,413	695,128
Eaton Corp. PLC	12,596	995,210
Huntington Ingalls Industries, Inc.	3,691	869,969
Illinois Tool Works, Inc.	1,447	241,432
Ingersoll-Rand PLC	3,230	288,084
ITT, Inc.	2,228	118,908
JetBlue Airways Corp. (1)	8,897	198,759
Kansas City Southern	4,661	490,430
ManpowerGroup, Inc.	2,926	368,998
Masco Corp.	4,651	204,365
Old Dominion Freight Line, Inc.	817	107,476
Orbital ATK, Inc.	306	40,239
Owens Corning	4,498	413,546
PACCAR, Inc.	3,253	231,223
Pitney Bowes, Inc.	6	67
Quanta Services, Inc. (1)	1,115	43,608
Regal Beloit Corp.	472	36,155
Robert Half International, Inc.	5,451	302,749
Ryder System, Inc.	2,287	192,497
Spirit AeroSystems Holdings, Inc.	4,290	374,303
Stanley Black & Decker, Inc.	1,554	263,698
Union Pacific Corp.	5,907	792,129
United Continental Holdings, Inc. (1)	1,732	116,737
United Rentals, Inc. (1)	2,516	432,526
WABCO Holdings, Inc. (1)	1,222	175,357
Waste Management, Inc. (1)	3,422	295,319

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 37

Schedule of Investments
December 31, 2017

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Watsco, Inc.	2,720	462,509
WESCO International, Inc. (1)	2,494	169,966
		12,454,132
Information Technology — 11.8%
Accenture PLC	9,974	1,526,920
Adobe Systems, Inc. (1)	4,110	720,236
Alphabet, Inc. - Class A (1)	688	724,739
Alphabet, Inc. - Class C (1)	2,298	2,404,627
Apple, Inc.	27,149	4,594,425
Applied Materials, Inc.	12,481	638,029
ARRIS International PLC (1)	9,279	238,378
CA, Inc.	25,581	851,336
Cadence Design Systems, Inc. (1)	17,015	711,567
Cisco Systems, Inc.	43,344	1,660,075
Cognex Corp.	1,415	86,541
Cognizant Technology Solutions Corp.	5,115	363,267
Dell Technologies, Inc. Class V (1)	2,923	237,581
DXC Technology Co.	9,377	889,877
eBay, Inc. (1)	3,545	133,788
Electronic Arts, Inc. (1)	627	65,873
F5 Networks, Inc. (1)	55	7,217
Facebook, Inc. (1)	15,869	2,800,244
HP, Inc.	50,935	1,070,144
IAC/InterActiveCorp (1)	716	87,552
Intel Corp.	24,079	1,111,487
International Business Machines Corp.	6,942	1,065,042
Intuit, Inc.	6,361	1,003,639
IPG Photonics Corp. (1)	439	94,003
Jabil, Inc.	6,963	182,779
Juniper Networks, Inc.	1,014	28,899
Lam Research Corp.	2,975	547,608
Mastercard, Inc.	4,585	693,986
Micron Technology, Inc. (1)	8,626	354,701
Microsoft Corp.	48,105	4,114,902
NVIDIA Corp.	4,201	812,894
ON Semiconductor Corp. (1)	14,951	313,074
Oracle Corp.	23,202	1,096,991
PayPal Holdings, Inc. (1)	4,570	336,443
Red Hat, Inc. (1)	1,708	205,131
Synopsys, Inc. (1)	5,167	440,435
Take-Two Interactive Software, Inc. (1)	841	92,325
Texas Instruments, Inc.	3,298	344,443
Western Digital Corp.	4,500	357,885
		33,009,083

Materials — 1.4%
Alcoa Corp.	1,370	73,802
Avery Dennison Corp.	2,764	317,473
Cabot Corp.	3,689	227,206
Crown Holdings, Inc. (1)	14,612	821,925
Domtar Corp.	80	3,962
Eastman Chemical Co.	6,339	587,245
Freeport-McMoRan, Inc. (1)	13,125	248,850
Huntsman Corp.	5,764	191,884
LyondellBasell Industries NV	9,091	1,002,919
Nucor Corp.	2,024	128,686
Steel Dynamics, Inc.	6,393	275,730
		3,879,682

Real Estate Investment Trust — 1.7%
American Tower Corp.	2,841	405,325
Apple Hospitality REIT, Inc.	1,922	37,690
CubeSmart	4,517	130,632
DDR Corp.	5,647	50,597
Essex Property Trust, Inc.	2,387	576,150
Gaming and Leisure Properties, Inc.	2,588	95,756
Hospitality Properties Trust	4,312	128,713
Host Hotels & Resorts, Inc.	14,305	283,954
Lamar Advertising Co.	1,251	92,874
Liberty Property Trust	4,434	190,706
Macerich Co./The	147	9,655
Prologis, Inc.	13,541	873,530
SBA Communications Corp. (1)	1,320	215,635
Simon Property Group, Inc.	5,093	874,672
VEREIT, Inc.	27,163	211,600
Vornado Realty Trust	7,554	590,572
		4,768,061

Telecommunication Services — 1.2%
AT&T, Inc.	23,777	924,450
Telephone & Data Systems, Inc.	5,738	159,516
T-Mobile US, Inc. (1)	4,222	268,139
Verizon Communications, Inc.	35,611	1,884,890
		3,236,995
Utilities — 1.1%
AES Corp./VA	932	10,094
American Electric Power Co., Inc.	5,711	420,158
CenterPoint Energy, Inc.	22,402	635,321
Exelon Corp.	31,384	1,236,843
Vectren Corp.	11,175	726,599

The accompanying notes are an integral part of these financial statements.

Page 38	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Vistra Energy Corp. (1)	3,342	61,226
		3,090,241

Total Common Stocks (Cost $122,225,048)		135,479,024

Registered Investment Companies — 33.4%
Baird Core Plus Bond Fund - Class I	368,382	4,133,241
DoubleLine Total Return Bond Fund - Class I	238,865	2,539,130
Frost Total Return Bond Fund - Class I	311,120	3,244,980
Guggenheim Total Return Bond Fund - Class I	127,604	3,473,390
iShares 1-3 Year Treasury Bond ETF (5)	24,653	2,067,154
iShares 3-7 Year Treasury Bond ETF (5)	83,895	10,248,613
iShares 7-10 Year Treasury Bond ETF (5)	113,689	12,002,046
iShares Core U.S. Aggregate Bond ETF (5)	106,132	11,603,412
iShares iBoxx $ High Yield Corporate Bond ETF (5)	28,426	2,480,453
iShares JP Morgan USD Emerging Markets Bond ETF (5)	40,523	4,704,720
iShares Russell 2000 Growth ETF (5)	44,683	8,342,316
JPMorgan Core Plus Bond Fund - Class L	510,954	4,225,586
Lord Abbett High Yield Fund - Class I	542,762	4,200,980
Metropolitan West Total Return Bond Fund - Class I	280,707	2,992,337
PIMCO Investment Grade Corporate Bond Fund - Class I	142,007	1,496,749
Pioneer Bond Fund - Class Y	294,084	2,834,969
Prudential Total Return Bond Fund - Class Z	324,197	4,726,794
SPDR Bloomberg Barclays High Yield Bond ETF (5)	65,481	2,404,462
TCW Emerging Markets Income Fund - Class I	403,732	3,447,871
Vanguard Total Bond Market ETF (5)	24,400	1,990,307
Total Registered Investment Companies (Cost $91,649,456)		93,159,510

Money Market Registered Investment Companies — 16.6%
Meeder Institutional Prime Money Market Fund, 1.32% (2)	46,170,294	46,165,677
Total Money Market Registered Investment Companies (Cost $46,166,058)		46,165,677

Bank Obligations — 0.5%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (3)	248,989	248,989
First Merchants Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,190	248,190
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,000	248,000
Pacific Mercantile Bank Deposit Account, 1.21%, 1/2/2018 (3)	249,127	249,127
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (3)	249,198	249,198
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (3)	249,000	249,000
Trans Pacific National Bank Deposit Account, 1.00%, 1/2/2018 (3)	184	184
Total Bank Obligations (Cost $1,492,688)		1,492,688
Total Investments — 99.1% (Cost $261,533,250)		276,296,899
Other Assets less Liabilities — 0.9%		2,542,404
Total Net Assets — 100.0%		278,839,303

Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	4,168	43,556
Meeder Balanced Fund	2,147	24,927
Meeder Dynamic Allocation Fund	1,464	15,884
Meeder Muirfield Fund	2,106	15,879
Meeder Conservative Allocation Fund	597	13,456
Total Trustee Deferred Compensation (Cost $101,066)		113,702

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 39

Schedule of Investments
December 31, 2017

Balanced Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	109	3/16/2018	11,147,975	159,606
Mini MSCI Emerging Markets Index Futures	32	3/16/2018	1,861,920	71,447
Standard & Poors 500 Mini Futures	194	3/16/2018	25,957,200	(172,822)
Total Futures Contracts	335		38,967,095	58,231

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(5)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 40	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 41.3%
Consumer Discretionary — 3.6%
Aaron's, Inc.	82	3,268
Amazon.com, Inc. (1)	428	500,533
American Axle & Manufacturing Holdings, Inc. (1)	269	4,581
American Eagle Outfitters, Inc.	73	1,372
American Public Education, Inc. (1)	3	75
Aramark	201	8,591
Asbury Automotive Group, Inc. (1)	55	3,520
Ascena Retail Group, Inc. (1)	123	289
Ascent Capital Group, Inc. (1)	27	310
AutoNation, Inc. (1)	33	1,694
Bassett Furniture Industries, Inc.	194	7,294
Beazer Homes USA, Inc. (1)	176	3,381
Bed Bath & Beyond, Inc.	612	13,458
Best Buy Co., Inc.	426	29,168
Big Lots, Inc.	357	20,046
Bloomin' Brands, Inc.	353	7,533
Bridgepoint Education, Inc. (1)	238	1,975
Buckle, Inc./The	12	285
Buffalo Wild Wings, Inc. (1)	6	938
Burlington Stores, Inc. (1)	50	6,152
Cambium Learning Group, Inc. (1)	260	1,477
Capella Education Co.	7	542
Carter's, Inc.	26	3,055
Cato Corp./The	106	1,688
Century Casinos, Inc. (1)	310	2,830
Chico's FAS, Inc.	48	423
Children's Place, Inc./The	21	3,052
Citi Trends, Inc.	83	2,196
Collectors Universe, Inc.	24	687
Comcast Corp.	3,377	135,249
Cooper-Standard Holdings, Inc. (1)	59	7,228
Dana, Inc.	421	13,476
Denny's Corp. (1)	172	2,277
Dillard's, Inc.	24	1,441
Dollar General Corp.	2,644	245,918
Dollar Tree, Inc. (1)	1,324	142,078
DSW, Inc.	55	1,178
Entravision Communications Corp.	396	2,831
Extended Stay America, Inc.	269	5,111
Finish Line, Inc./The	118	1,715
Flexsteel Industries, Inc.	7	327
Francesca's Holdings Corp. (1)	636	4,649
FTD Cos., Inc. (1)	150	1,079
GameStop Corp.	997	17,896
Gannett Co., Inc.	713	8,264
Gap, Inc./The	624	21,253
General Motors Co.	7,008	287,258
Genesco, Inc. (1)	1	33
GNC Holdings, Inc.	117	432
Graham Holdings Co.	3	1,675
Grand Canyon Education, Inc. (1)	85	7,610
Gray Television, Inc. (1)	342	5,729
Group 1 Automotive, Inc.	7	497
Hamilton Beach Brands Holding Co.	60	1,541
Haverty Furniture Cos., Inc.	23	521
Hibbett Sports, Inc. (1)	40	816
Home Depot, Inc./The	1,944	368,446
Hooker Furniture Corp.	48	2,038
HSN, Inc.	59	2,381
Iconix Brand Group, Inc. (1)	52	67
J Alexander's Holdings, Inc. (1)	200	1,940
J. Jill, Inc. (1)	180	1,404
Jack in the Box, Inc.	42	4,121
K12, Inc. (1)	19	302
Kirkland's, Inc. (1)	24	287
Kohl's Corp.	184	9,978
LCI Industries	5	650
Lear Corp.	1,327	234,428
Liberty Interactive Corp. QVC Group (1)	350	8,547
Liberty Tax, Inc.	52	572
Lifetime Brands, Inc.	11	182
Live Nation Entertainment, Inc. (1)	98	4,172
M/I Homes, Inc. (1)	102	3,509
MCBC Holdings, Inc. (1)	127	2,822
McDonald's Corp.	205	35,285
MDC Partners, Inc. (1)	215	2,096
Michael Kors Holdings, Ltd. (1)	1,292	81,331
Michaels Cos., Inc./The (1)	276	6,676
Modine Manufacturing Co. (1)	186	3,757
Monarch Casino & Resort, Inc. (1)	81	3,630
New Media Investment Group, Inc.	274	4,598
NIKE, Inc.	444	27,772
Nordstrom, Inc.	67	3,174
Norwegian Cruise Line Holdings, Ltd. (1)	27	1,438
Nutrisystem, Inc.	1	53
NVR, Inc. (1)	3	10,525
Office Depot, Inc.	1,996	7,066
Ollie's Bargain Outlet Holdings, Inc. (1)	20	1,065
Overstock.com, Inc. (1)	16	1,022
Penn National Gaming, Inc. (1)	345	10,809
Pier 1 Imports, Inc.	381	1,577
Pinnacle Entertainment, Inc. (1)	204	6,677

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 41

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PulteGroup, Inc.	460	15,295
RCI Hospitality Holdings, Inc.	7	196
Regis Corp. (1)	9	138
RH (1)	26	2,241
Ross Stores, Inc.	296	23,754
Ruth's Hospitality Group, Inc.	998	21,607
Salem Media Group, Inc.	266	1,197
Shoe Carnival, Inc.	23	615
Signet Jewelers, Ltd.	252	14,251
Skechers U.S.A., Inc. (1)	507	19,185
Sleep Number Corp. (1)	318	11,954
Speedway Motorsports, Inc.	6	113
Steven Madden, Ltd. (1)	70	3,269
Stoneridge, Inc. (1)	258	5,898
Strayer Education, Inc.	1	90
Tailored Brands, Inc.	86	1,877
Target Corp.	217	14,159
Taylor Morrison Home Corp. (1)	965	23,614
Thor Industries, Inc.	228	34,364
Tilly's, Inc.	288	4,251
Time, Inc.	111	2,048
TJX Cos., Inc./The	64	4,893
TopBuild Corp. (1)	113	8,559
Tower International, Inc.	147	4,491
Townsquare Media, Inc. (1)	476	3,656
tronc, Inc. (1)	362	6,368
Visteon Corp. (1)	9	1,126
Vitamin Shoppe, Inc. (1)	29	128
Weyco Group, Inc.	59	1,753
Yum China Holdings, Inc.	585	23,412
ZAGG, Inc. (1)	37	683
		2,658,077

Consumer Staples — 2.3%
Archer-Daniels-Midland Co.	189	7,575
Central Garden & Pet Co. (1)	48	1,810
Costco Wholesale Corp.	30	5,584
CVS Health Corp.	4,298	311,605
Ingles Markets, Inc.	13	450
Kroger Co./The	1,931	53,006
Lamb Weston Holdings, Inc.	287	16,201
Medifast, Inc.	46	3,211
Natural Health Trends Corp.	108	1,641
Nu Skin Enterprises, Inc.	153	10,439
PepsiCo, Inc.	2,970	356,162
Performance Food Group Co. (1)	643	21,283
Pilgrim's Pride Corp. (1)	166	5,156
Sanderson Farms, Inc.	109	15,127
Sprouts Farmers Market, Inc. (1)	328	7,987
SUPERVALU, Inc. (1)	19	410
Sysco Corp.	1,573	95,528
Tyson Foods, Inc.	1,689	136,927
US Foods Holding Corp. (1)	12	383
USANA Health Sciences, Inc. (1)	78	5,776
Village Super Market, Inc.	427	9,791
Walgreens Boots Alliance, Inc.	3,734	271,163
Wal-Mart Stores, Inc.	3,454	341,083
		1,678,298

Energy — 2.4%
Andeavor	1,934	221,134
Archrock, Inc.	88	924
Ardmore Shipping Corp.	38	304
Cabot Oil & Gas Corp.	292	8,351
Chevron Corp.	1,738	217,580
CONSOL Energy, Inc. (1)	52	2,055
CVR Energy, Inc.	107	3,985
Delek US Holdings, Inc.	268	9,364
Exterran Corp. (1)	532	16,726
Exxon Mobil Corp.	3,950	330,378
HollyFrontier Corp.	520	26,634
Mammoth Energy Services, Inc. (1)	23	451
Marathon Petroleum Corp.	4,004	264,184
Matrix Service Co. (1)	275	4,895
McDermott International, Inc. (1)	2,696	17,740
Midstates Petroleum Co., Inc. (1)	366	6,068
Natural Gas Services Group, Inc. (1)	87	2,279
Newpark Resources, Inc. (1)	63	542
Pacific Ethanol, Inc. (1)	18	82
Par Pacific Holdings, Inc. (1)	269	5,186
PBF Energy, Inc.	462	16,378
Peabody Energy Corp. (1)	183	7,205
Phillips 66	2,741	277,252
ProPetro Holding Corp. (1)	30	605
RigNet, Inc. (1)	59	882
Rowan Cos. Plc (1)	545	8,535
RPC, Inc.	960	24,509
SandRidge Energy, Inc. (1)	428	9,018
SilverBow Resources, Inc. (1)	82	2,437
Southwestern Energy Co. (1)	264	1,473
Stone Energy Corp. (1)	113	3,634
TETRA Technologies, Inc. (1)	146	623
Unit Corp. (1)	115	2,530
Valero Energy Corp.	2,985	274,351

The accompanying notes are an integral part of these financial statements.

Page 42	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
W&T Offshore, Inc. (1)	1,513	5,008
Westmoreland Coal Co. (1)	533	645
World Fuel Services Corp.	87	2,448
		1,776,395

Financials — 6.9%
Ally Financial, Inc.	351	10,235
American Equity Investment Life Holding Co.	573	17,608
Annaly Capital Management, Inc.	5,287	62,862
Artisan Partners Asset Management, Inc.	344	13,588
Atlas Financial Holdings, Inc. (1)	33	678
Banco Latinoamericano de Comercio Exterior SA	15	404
Bank of America Corp.	18,548	547,537
Bank of New York Mellon Corp./The	3,101	167,020
Bank of NT Butterfield & Son, Ltd./The	329	11,939
BB&T Corp.	5,482	272,565
Berkshire Hathaway, Inc. (1)	3,293	652,738
BGC Partners, Inc.	1,156	17,467
Cannae Holdings, Inc. (1)	880	14,986
Carolina Financial Corp.	8	297
Central Valley Community Bancorp	182	3,673
Century Bancorp, Inc./MA	8	626
Citigroup, Inc.	6,022	448,097
Citizens Financial Group, Inc.	1,318	55,330
CNB Financial Corp./PA	268	7,032
CNO Financial Group, Inc.	245	6,049
Columbia Banking System, Inc.	14	608
Comerica, Inc.	905	78,563
Diamond Hill Investment Group, Inc.	8	1,653
Dynex Capital, Inc.	722	5,061
Eagle Bancorp, Inc. (1)	186	10,769
Encore Capital Group, Inc. (1)	152	6,399
Enova International, Inc. (1)	277	4,210
Erie Indemnity Co.	19	2,315
Essent Group, Ltd. (1)	1,239	53,797
Evercore, Inc.	284	25,560
EZCORP, Inc. (1)	75	915
Fidelity Southern Corp.	660	14,388
Fifth Third Bancorp	8,292	251,579
First American Financial Corp.	981	54,975
First Bancorp/Southern Pines NC	762	26,906
First Busey Corp.	744	22,275
First Mid-Illinois Bancshares, Inc.	3	116
FirstCash, Inc.	569	38,379
FNB Bancorp/CA	65	2,372
Genworth Financial, Inc. (1)	556	1,729
Green Dot Corp. (1)	40	2,410
Health Insurance Innovations, Inc. (1)	39	973
Heritage Commerce Corp.	870	13,328
Heritage Financial Corp./WA	117	3,604
Houlihan Lokey, Inc.	676	30,711
Huntington Bancshares, Inc./OH	15,771	229,626
Independence Holding Co.	1	27
Infinity Property & Casualty Corp.	4	424
INTL. FCStone, Inc. (1)	113	4,806
Invesco Mortgage Capital, Inc.	933	16,635
JPMorgan Chase & Co.	3,878	414,713
Kemper Corp.	72	4,961
Kinsale Capital Group, Inc.	34	1,530
Lazard, Ltd.	700	36,750
MB Financial, Inc.	224	9,972
MBIA, Inc. (1)	148	1,083
MGIC Investment Corp. (1)	5,764	81,330
Moelis & Co.	284	13,774
Morningstar, Inc.	13	1,261
MSCI, Inc.	67	8,478
New Residential Investment Corp.	2,893	51,727
NewStar Financial, Inc. Contingent Value Rights (1) (5)	34	0
Nicolet Bankshares, Inc. (1)	92	5,036
NMI Holdings, Inc. (1)	242	4,114
Northeast Bancorp	15	347
Northrim BanCorp, Inc.	225	7,616
Oppenheimer Holdings, Inc.	157	4,208
Pacific Mercantile Bancorp (1)	52	455
PennyMac Financial Services, Inc. (1)	420	9,387
People's Utah Bancorp	31	939
Piper Jaffray Cos.	27	2,329
PNC Financial Services Group, Inc./The	2,119	305,751
Premier Financial Bancorp, Inc.	113	2,269
Provident Financial Holdings, Inc.	59	1,086
Pzena Investment Management, Inc.	376	4,012
Radian Group, Inc.	348	7,172
Regional Management Corp. (1)	25	658
Regions Financial Corp.	12,261	211,870
Riverview Bancorp, Inc.	152	1,318
Santander Consumer USA Holdings, Inc.	289	5,381
SEI Investments Co.	272	19,546
Selective Insurance Group, Inc.	20	1,174
Shore Bancshares, Inc.	139	2,321
Silvercrest Asset Management Group, Inc.	80	1,284
Stewart Information Services Corp.	43	1,819

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 43

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Synovus Financial Corp.	1,048	50,241
T Rowe Price Group, Inc.	2,174	228,118
TCF Financial Corp.	218	4,469
Third Point Reinsurance, Ltd. (1)	366	5,362
Timberland Bancorp, Inc./WA	9	239
TriCo Bancshares	342	12,948
Triumph Bancorp, Inc. (1)	80	2,520
Umpqua Holdings Corp.	1,831	38,085
United Security Bancshares/Fresno CA	76	836
Universal Insurance Holdings, Inc.	23	629
Univest Corp. of Pennsylvania	12	337
Walker & Dunlop, Inc. (1)	64	3,040
WashingtonFirst Bankshares, Inc.	27	925
Wells Fargo & Co.	4,040	245,107
West Bancorporation, Inc.	25	629
Western Alliance Bancorp (1)	34	1,925
Wins Finance Holdings, Inc. (1)	86	15,480
Wintrust Financial Corp.	141	11,614
World Acceptance Corp. (1)	25	2,018
		5,066,037

Healthcare — 7.6%
Abbott Laboratories	2,505	142,960
AbbVie, Inc.	3,084	298,254
Abeona Therapeutics, Inc. (1)	72	1,141
ABIOMED, Inc. (1)	104	19,491
Acceleron Pharma, Inc. (1)	62	2,631
Achillion Pharmaceuticals, Inc. (1)	132	380
Acorda Therapeutics, Inc. (1)	262	5,620
Adamas Pharmaceuticals, Inc. (1)	53	1,796
Aduro Biotech, Inc. (1)	131	983
Aetna, Inc.	1,296	233,785
Agilent Technologies, Inc.	756	50,629
Aimmune Therapeutics, Inc. (1)	130	4,917
Alexion Pharmaceuticals, Inc. (1)	522	62,426
Align Technology, Inc. (1)	604	134,203
Alnylam Pharmaceuticals, Inc. (1)	167	21,217
AMAG Pharmaceuticals, Inc. (1)	251	3,326
Amgen, Inc.	2,073	360,495
Amphastar Pharmaceuticals, Inc. (1)	58	1,116
AnaptysBio, Inc. (1)	25	2,518
Anavex Life Sciences Corp. (1)	132	425
AngioDynamics, Inc. (1)	34	565
ANI Pharmaceuticals, Inc. (1)	6	387
Anthem, Inc.	1,308	294,313
Ardelyx, Inc. (1)	16	106
Arena Pharmaceuticals, Inc. (1)	140	4,756
Assembly Biosciences, Inc. (1)	7	317
Asterias Biotherapeutics, Inc. (1)	71	160
Audentes Therapeutics, Inc. (1)	29	906
Avexis, Inc. (1)	72	7,968
Baxter International, Inc.	1,237	79,960
Biogen, Inc. (1)	955	304,234
Bio-Rad Laboratories, Inc. (1)	7	1,671
BioSpecifics Technologies Corp. (1)	124	5,373
BioTime, Inc. (1)	142	305
Bioverativ, Inc. (1)	446	24,048
Bluebird Bio, Inc. (1)	75	13,358
Blueprint Medicines Corp. (1)	52	3,921
Boston Scientific Corp. (1)	816	20,229
Bristol-Myers Squibb Co.	1,420	87,018
Calithera Biosciences, Inc. (1)	98	818
Catalent, Inc. (1)	541	22,224
Catalyst Pharmaceuticals, Inc. (1)	383	1,498
Celgene Corp. (1)	1,853	193,379
Centene Corp. (1)	1,629	164,334
Cerner Corp. (1)	826	55,664
Charles River Laboratories International, Inc. (1)	47	5,144
ChemoCentryx, Inc. (1)	41	244
Chimerix, Inc. (1)	81	375
Cigna Corp.	1,065	216,291
Conatus Pharmaceuticals, Inc. (1)	336	1,552
Concert Pharmaceuticals, Inc. (1)	73	1,889
Corbus Pharmaceuticals Holdings, Inc. (1)	34	241
Corcept Therapeutics, Inc. (1)	223	4,027
Corvus Pharmaceuticals, Inc. (1)	10	104
Curis, Inc. (1)	295	207
Cutera, Inc. (1)	6	272
CytomX Therapeutics, Inc. (1)	174	3,673
Dynavax Technologies Corp. (1)	168	3,142
Eagle Pharmaceuticals, Inc./DE (1)	32	1,709
Edge Therapeutics, Inc. (1)	70	656
Editas Medicine, Inc. (1)	64	1,967
Eli Lilly & Co.	100	8,446
Emergent BioSolutions, Inc. (1)	329	15,289
Enanta Pharmaceuticals, Inc. (1)	82	4,812
Encompass Health Corp. (1)	182	8,993
Enzo Biochem, Inc. (1)	269	2,192
Esperion Therapeutics, Inc. (1)	60	3,950
Exact Sciences Corp. (1)	319	16,760
Exactech, Inc. (1)	12	593
Exelixis, Inc. (1)	429	13,042
FibroGen, Inc. (1)	165	7,821

The accompanying notes are an integral part of these financial statements.

Page 44	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Five Prime Therapeutics, Inc. (1)	22	482
FONAR Corp. (1)	63	1,534
Foundation Medicine, Inc. (1)	40	2,728
Genocea Biosciences, Inc. (1)	70	81
Genomic Health, Inc. (1)	448	15,322
Gilead Sciences, Inc.	4,425	317,007
Global Blood Therapeutics, Inc. (1)	69	2,715
Globus Medical, Inc. (1)	6	247
Haemonetics Corp. (1)	114	6,621
Hill-Rom Holdings, Inc.	13	1,096
Humana, Inc.	1,086	269,404
Idera Pharmaceuticals, Inc. (1)	94	198
Ignyta, Inc. (1)	65	1,736
Immune Design Corp. (1)	2	8
Immunomedics, Inc. (1)	89	1,438
Incyte Corp. (1)	100	9,471
Insmed, Inc. (1)	96	2,993
Integer Holdings Corp. (1)	172	7,792
Intellia Therapeutics, Inc. (1)	40	769
Intersect ENT, Inc. (1)	76	2,462
Intuitive Surgical, Inc. (1)	751	274,070
Ionis Pharmaceuticals, Inc. (1)	56	2,817
Iovance Biotherapeutics, Inc. (1)	142	1,136
IQVIA Holdings, Inc. (1)	66	6,461
Johnson & Johnson	3,052	426,425
Juno Therapeutics, Inc. (1)	114	5,211
Kura Oncology, Inc. (1)	33	505
Lannett Co., Inc. (1)	21	487
Lantheus Holdings, Inc. (1)	10	205
LHC Group, Inc. (1)	67	4,104
Ligand Pharmaceuticals, Inc. (1)	32	4,382
LivaNova PLC (1)	43	3,437
Luminex Corp.	328	6,462
Madrigal Pharmaceuticals, Inc. (1)	19	1,744
Mallinckrodt PLC (1)	156	3,519
Masimo Corp. (1)	29	2,459
Matinas BioPharma Holdings, Inc. (1)	240	278
McKesson Corp.	491	76,571
MediciNova, Inc. (1)	68	440
Melinta Therapeutics, Inc. (1)	64	1,011
Merck & Co., Inc.	1,381	77,709
Meridian Bioscience, Inc.	101	1,414
Mettler-Toledo International, Inc. (1)	29	17,966
MiMedx Group, Inc. (1)	131	1,652
Minerva Neurosciences, Inc. (1)	85	514
Molina Healthcare, Inc. (1)	4	307
Momenta Pharmaceuticals, Inc. (1)	78	1,088
Mylan NV (1)	678	28,686
MyoKardia, Inc. (1)	20	842
Myriad Genetics, Inc. (1)	184	6,319
NantKwest, Inc. (1)	197	885
Natera, Inc. (1)	95	854
Nektar Therapeutics (1)	212	12,661
Neurocrine Biosciences, Inc. (1)	132	10,242
Novelion Therapeutics, Inc. (1)	58	181
Oncocyte Corp. (1)	10	47
OPKO Health, Inc. (1)	274	1,343
Organovo Holdings, Inc. (1)	124	166
Orthofix International NV (1)	61	3,337
Otonomy, Inc. (1)	53	294
Owens & Minor, Inc.	82	1,548
PDL BioPharma, Inc. (1)	1,635	4,480
Perrigo Co. PLC	167	14,556
Pfizer, Inc.	4,721	170,995
Phibro Animal Health Corp.	217	7,270
Pieris Pharmaceuticals, Inc. (1)	417	3,148
Portola Pharmaceuticals, Inc. (1)	50	2,434
Premier, Inc. (1)	1,004	29,307
Progenics Pharmaceuticals, Inc. (1)	95	565
Protagonist Therapeutics, Inc. (1)	46	957
Prothena Corp. PLC (1)	77	2,887
Providence Service Corp./The (1)	34	2,018
PTC Therapeutics, Inc. (1)	30	500
Puma Biotechnology, Inc. (1)	48	4,745
Quality Systems, Inc. (1)	327	4,441
RadNet, Inc. (1)	299	3,020
Recro Pharma, Inc. (1)	328	3,034
Regeneron Pharmaceuticals, Inc. (1)	183	68,801
REGENXBIO, Inc. (1)	60	1,995
Repligen Corp. (1)	78	2,830
Retrophin, Inc. (1)	94	1,981
Rigel Pharmaceuticals, Inc. (1)	267	1,036
Sage Therapeutics, Inc. (1)	48	7,906
Sangamo Therapeutics, Inc. (1)	189	3,100
Spectrum Pharmaceuticals, Inc. (1)	228	4,321
Stemline Therapeutics, Inc. (1)	82	1,279
Supernus Pharmaceuticals, Inc. (1)	112	4,463
Syros Pharmaceuticals, Inc. (1)	22	214
Tabula Rasa HealthCare, Inc. (1)	3	84
TherapeuticsMD, Inc. (1)	105	634
Trevena, Inc. (1)	121	194
Triple-S Management Corp. (1)	153	3,802
Ultragenyx Pharmaceutical, Inc. (1)	74	3,432
United Therapeutics Corp. (1)	159	23,524

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 45

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
UnitedHealth Group, Inc.	1,253	276,236
Vanda Pharmaceuticals, Inc. (1)	394	5,989
VBI Vaccines, Inc. (1)	115	491
Veracyte, Inc. (1)	398	2,599
Versartis, Inc. (1)	79	174
Vertex Pharmaceuticals, Inc. (1)	1,666	249,667
Voyager Therapeutics, Inc. (1)	20	332
WellCare Health Plans, Inc. (1)	451	90,701
Xencor, Inc. (1)	45	986
Zogenix, Inc. (1)	53	2,123
		5,606,350

Industrials — 3.8%
Aegion Corp. (1)	225	5,722
Aircastle, Ltd.	287	6,713
Allison Transmission Holdings, Inc.	599	25,799
Applied Industrial Technologies, Inc.	497	33,846
ARC Document Solutions, Inc. (1)	542	1,382
ArcBest Corp.	146	5,220
Argan, Inc.	228	10,260
Barnes Group, Inc.	10	633
Beacon Roofing Supply, Inc. (1)	85	5,420
BG Staffing, Inc.	4	64
Blue Bird Corp. (1)	281	5,592
BMC Stock Holdings, Inc. (1)	35	886
Boeing Co./The	1,398	412,284
Briggs & Stratton Corp.	94	2,385
Brink's Co./The	140	11,018
Builders FirstSource, Inc. (1)	445	9,697
BWX Technologies, Inc.	31	1,875
CAI International, Inc. (1)	3	85
Casella Waste Systems, Inc. (1)	40	921
Comfort Systems USA, Inc.	138	6,024
Commercial Vehicle Group, Inc. (1)	70	748
Continental Building Products, Inc. (1)	235	6,615
Copa Holdings SA	43	5,765
Costamare, Inc.	120	692
Covenant Transportation Group, Inc. (1)	119	3,419
CSW Industrials, Inc. (1)	13	597
Cummins, Inc.	1,483	261,957
Curtiss-Wright Corp.	122	14,866
Delta Air Lines, Inc.	3,086	172,816
Ducommun, Inc. (1)	44	1,252
DXP Enterprises, Inc./TX (1)	14	414
Eaton Corp. PLC	891	70,398
EMCOR Group, Inc.	328	26,814
Emerson Electric Co.	100	6,969
Engility Holdings, Inc. (1)	56	1,589
EnPro Industries, Inc.	173	16,177
Global Brass & Copper Holdings, Inc.	213	7,050
GMS, Inc. (1)	151	5,684
Greenbrier Cos., Inc./The	169	9,008
H&E Equipment Services, Inc.	64	2,602
Harsco Corp. (1)	260	4,849
Hawaiian Holdings, Inc.	62	2,471
HD Supply Holdings, Inc. (1)	139	5,564
Hexcel Corp.	50	3,093
Hillenbrand, Inc.	374	16,718
Hubbell, Inc.	32	4,331
Huntington Ingalls Industries, Inc.	429	101,115
Hyster-Yale Materials Handling, Inc.	18	1,533
Illinois Tool Works, Inc.	1,716	286,315
Ingersoll-Rand PLC	348	31,038
Interface, Inc.	308	7,746
JB Hunt Transport Services, Inc.	167	19,202
JetBlue Airways Corp. (1)	2,030	45,350
Kadant, Inc.	95	9,538
Kansas City Southern	479	50,400
KBR, Inc.	512	10,153
Kelly Services, Inc.	117	3,191
Kforce, Inc.	56	1,414
Korn/Ferry International	364	15,062
Landstar System, Inc.	67	6,975
LSC Communications, Inc.	120	1,818
Lydall, Inc. (1)	12	609
Matson, Inc.	70	2,089
Meritor, Inc. (1)	247	5,795
Miller Industries, Inc./TN	316	8,153
Moog, Inc. (1)	176	15,286
National Presto Industries, Inc.	27	2,685
Old Dominion Freight Line, Inc.	255	33,545
Orbital ATK, Inc.	64	8,416
Owens Corning	1,601	147,196
Park-Ohio Holdings Corp.	72	3,308
Primoris Services Corp.	10	272
Quad/Graphics, Inc.	76	1,718
Quanta Services, Inc. (1)	449	17,560
Regal Beloit Corp.	33	2,528
Robert Half International, Inc.	264	14,663
Rockwell Automation, Inc.	676	132,733
RPX Corp.	679	9,126
Rush Enterprises, Inc. - Class A (1)	204	10,365
Ryder System, Inc.	399	33,584
Safe Bulkers, Inc. (1)	87	281

The accompanying notes are an integral part of these financial statements.

Page 46	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Saia, Inc. (1)	25	1,769
SP Plus Corp. (1)	56	2,078
Spirit AeroSystems Holdings, Inc.	725	63,256
SPX FLOW, Inc. (1)	49	2,330
Sterling Construction Co., Inc. (1)	233	3,793
Toro Co./The	107	6,980
Triton International, Ltd./Bermuda	124	4,644
TrueBlue, Inc. (1)	393	10,808
Union Pacific Corp.	2,566	344,101
United Continental Holdings, Inc. (1)	612	41,249
United Rentals, Inc. (1)	46	7,908
Universal Forest Products, Inc.	77	2,897
Valmont Industries, Inc.	16	2,654
Vectrus, Inc. (1)	101	3,116
Veritiv Corp. (1)	2	58
Wabash National Corp.	17	369
WABCO Holdings, Inc. (1)	45	6,458
Watsco, Inc.	163	27,717
Werner Enterprises, Inc.	13	502
WESCO International, Inc. (1)	322	21,944
		2,793,677

Information Technology — 11.2%
Adobe Systems, Inc. (1)	1,863	326,472
ADTRAN, Inc.	209	4,044
Advanced Energy Industries, Inc. (1)	174	11,742
Alpha & Omega Semiconductor, Ltd. (1)	35	573
Alphabet, Inc. - Class A (1)	145	152,743
Alphabet, Inc. - Class C (1)	503	526,339
Amkor Technology, Inc. (1)	2,286	22,974
ANSYS, Inc. (1)	72	10,626
Apple, Inc.	6,149	1,040,595
Applied Materials, Inc.	5,641	288,368
Applied Optoelectronics, Inc. (1)	6	227
Arista Networks, Inc. (1)	90	21,202
ARRIS International PLC (1)	1,409	36,197
Arrow Electronics, Inc. (1)	109	8,765
Aspen Technology, Inc. (1)	1,799	119,094
Avid Technology, Inc. (1)	200	1,078
Avnet, Inc.	109	4,319
Axcelis Technologies, Inc. (1)	22	631
Benchmark Electronics, Inc. (1)	26	757
Brooks Automation, Inc.	82	1,956
CA, Inc.	1,662	55,311
Cabot Microelectronics Corp.	15	1,411
Cadence Design Systems, Inc. (1)	5,412	226,330
Ciena Corp. (1)	635	13,291
Cirrus Logic, Inc. (1)	392	20,329
Cisco Systems, Inc.	7,309	279,935
Cognex Corp.	526	32,170
Cohu, Inc.	133	2,919
Comtech Telecommunications Corp.	142	3,141
Control4 Corp. (1)	32	952
Dell Technologies, Inc. Class V (1)	671	54,539
DHI Group, Inc. (1)	156	296
Diodes, Inc. (1)	81	2,322
DXC Technology Co.	1	95
Eastman Kodak Co. (1)	102	316
Electro Scientific Industries, Inc. (1)	78	1,672
Electronic Arts, Inc. (1)	2,431	255,401
EMCORE Corp. (1)	57	368
Entegris, Inc.	42	1,279
EVERTEC, Inc.	5	68
Extreme Networks, Inc. (1)	84	1,052
F5 Networks, Inc. (1)	411	53,931
Facebook, Inc. (1)	2,909	513,322
First Solar, Inc. (1)	135	9,115
FormFactor, Inc. (1)	52	814
HP, Inc.	12,682	266,449
IAC/InterActiveCorp (1)	670	81,928
Ichor Holdings, Ltd. (1)	1	25
Impinj, Inc. (1)	19	428
Instructure, Inc. (1)	7	232
Intel Corp.	6,591	304,241
International Business Machines Corp.	351	53,850
Intuit, Inc.	1,721	271,539
IPG Photonics Corp. (1)	70	14,989
Jabil, Inc.	1,182	31,028
Juniper Networks, Inc.	1,245	35,483
KEMET Corp. (1)	113	1,702
Kimball Electronics, Inc. (1)	231	4,216
KLA-Tencor Corp.	171	17,967
Lam Research Corp.	1,411	259,723
Limelight Networks, Inc. (1)	18	79
Marvell Technology Group, Ltd.	333	7,150
Mastercard, Inc.	822	124,418
Maxim Integrated Products, Inc.	239	12,495
Methode Electronics, Inc.	248	9,945
Micron Technology, Inc. (1)	6,633	272,749
Microsoft Corp.	8,987	768,748
MKS Instruments, Inc.	119	11,246
NCR Corp. (1)	278	9,449
NETGEAR, Inc. (1)	73	4,289
NVIDIA Corp.	1,801	348,494

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 47

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Oclaro, Inc. (1)	77	519
ON Semiconductor Corp. (1)	1,215	25,442
Oracle Corp.	3,695	174,700
OSI Systems, Inc. (1)	36	2,318
PC Connection, Inc.	119	3,119
PCM, Inc. (1)	9	89
Perficient, Inc. (1)	131	2,498
Plexus Corp. (1)	22	1,336
Progress Software Corp.	175	7,450
Quantum Corp. (1)	19	107
QuinStreet, Inc. (1)	47	394
Red Hat, Inc. (1)	1,034	124,183
Rosetta Stone, Inc. (1)	165	2,058
Rudolph Technologies, Inc. (1)	113	2,701
Sanmina Corp. (1)	501	16,533
ScanSource, Inc. (1)	257	9,201
Semtech Corp. (1)	80	2,736
Skyworks Solutions, Inc.	785	74,536
Stamps.com, Inc. (1)	6	1,128
Synaptics, Inc. (1)	19	759
Synopsys, Inc. (1)	2,300	196,052
Take-Two Interactive Software, Inc. (1)	395	43,363
Tech Data Corp. (1)	182	17,831
Teradyne, Inc.	204	8,541
Texas Instruments, Inc.	3,314	346,114
Travelport Worldwide, Ltd.	1,680	21,958
Ultra Clean Holdings, Inc. (1)	40	924
USA Technologies, Inc. (1)	48	468
Vishay Precision Group, Inc. (1)	89	2,238
Web.com Group, Inc. (1)	224	4,883
Western Digital Corp.	2,865	227,853
Xcerra Corp. (1)	59	578
Xerox Corp.	737	21,484
XO Group, Inc. (1)	147	2,714
		8,368,751

Materials — 0.9%
A. Schulman, Inc.	43	1,602
AdvanSix, Inc. (1)	23	968
Alcoa Corp.	725	39,056
Avery Dennison Corp.	70	8,040
Cabot Corp.	171	10,532
Crown Holdings, Inc. (1)	584	32,850
Freeport-McMoRan, Inc. (1)	1,179	22,354
Huntsman Corp.	133	4,428
Ingevity Corp. (1)	11	775
Kaiser Aluminum Corp.	9	962
Koppers Holdings, Inc. (1)	65	3,309
Kraton Corp. (1)	85	4,094
Kronos Worldwide, Inc.	589	15,179
Louisiana-Pacific Corp. (1)	1,771	46,506
LyondellBasell Industries NV	2,453	270,615
Materion Corp.	93	4,520
Newmont Mining Corp.	774	29,040
Nucor Corp.	260	16,531
OMNOVA Solutions, Inc. (1)	93	930
Owens-Illinois, Inc. (1)	1,218	27,003
Reliance Steel & Aluminum Co.	322	27,624
Schnitzer Steel Industries, Inc.	126	4,221
Southern Copper Corp.	37	1,756
Steel Dynamics, Inc.	1,087	46,882
Stepan Co.	32	2,527
SunCoke Energy, Inc. (1)	190	2,278
Trinseo SA	461	33,469
Valhi, Inc.	106	654
Verso Corp. (1)	117	2,056
Warrior Met Coal, Inc.	19	478
		661,239

Real Estate Investment Trust — 1.6%
Apple Hospitality REIT, Inc.	5,142	100,835
Cedar Realty Trust, Inc.	690	4,195
CubeSmart	1,246	36,034
DDR Corp.	961	8,611
Gaming and Leisure Properties, Inc.	1,155	42,735
Global Net Lease, Inc.	542	11,154
Hospitality Properties Trust	2,255	67,312
Host Hotels & Resorts, Inc.	6,645	131,903
Kite Realty Group Trust	332	6,507
Liberty Property Trust	1,814	78,020
New Senior Investment Group, Inc.	645	4,876
Prologis, Inc.	4,041	260,685
SBA Communications Corp. (1)	267	43,617
Simon Property Group, Inc.	1,694	290,928
VEREIT, Inc.	10,137	78,967
		1,166,379

Telecommunication Services — 0.4%
AT&T, Inc.	1,845	71,734
Frontier Communications Corp.	51	345
Intelsat SA (1)	66	224
Verizon Communications, Inc.	3,895	206,162
		278,465

The accompanying notes are an integral part of these financial statements.

Page 48	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Utilities — 0.6%
CenterPoint Energy, Inc.	3,947	111,937
NRG Energy, Inc.	139	3,959
NRG Yield, Inc.	160	3,016
UGI Corp.	4,771	223,998
Vectren Corp.	1,405	91,353
Vistra Energy Corp. (1)	671	12,272
		446,535

Total Common Stocks (Cost $28,315,180)		30,500,203

Registered Investment Companies — 39.9%
Baird Core Plus Bond Fund - Class I	23,568	264,436
DoubleLine Total Return Bond Fund - Class I	13,928	148,051
Frost Total Return Bond Fund - Class I	21,134	220,432
Goldman Sachs Emerging Markets Equity Insights Fund - Class I	177,977	1,909,690
Guggenheim Total Return Bond Fund - Class I	9,473	257,868
iShares 1-3 Year Treasury Bond ETF (6)	2,500	209,625
iShares 3-7 Year Treasury Bond ETF (6)	9,555	1,167,239
iShares 7-10 Year Treasury Bond ETF (6)	12,850	1,356,575
iShares Core MSCI EAFE ETF (6)	247,280	16,342,735
iShares Core MSCI Emerging Markets ETF (6)	61,482	3,498,326
iShares Core U.S. Aggregate Bond ETF (6)	9,293	1,016,004
iShares iBoxx $ High Yield Corporate Bond ETF (6)	2,115	184,555
iShares JP Morgan USD Emerging Markets Bond ETF (6)	4,070	472,527
JPMorgan Core Plus Bond Fund - Class L	31,211	258,117
Lord Abbett High Yield Fund - Class I	56,073	434,009
Metropolitan West Total Return Bond Fund - Class I	10,830	115,450
PIMCO Investment Grade Corporate Bond Fund - Class I	12,411	130,807
Pioneer Bond Fund - Class Y	18,333	176,731
Prudential Total Return Bond Fund - Class Z	20,608	300,469
SPDR Bloomberg Barclays High Yield Bond ETF (6)	5,030	184,702
TCW Emerging Markets Income Fund - Class I	48,731	416,165
Vanguard Total Bond Market ETF (6)	5,729	467,313
Total Registered Investment Companies (Cost $25,926,579)		29,531,826

Money Market Registered Investment Companies — 15.8%
Meeder Institutional Prime Money Market Fund, 1.32% (2)	11,709,159	11,707,988
Total Money Market Registered Investment Companies (Cost $11,709,003)		11,707,988

Bank Obligations — 2.0%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (3)	248,989	248,989
First Merchants Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,190	248,190
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,000	248,000
Pacific Mercantile Bank Deposit Account, 1.21%, 1/2/2018 (3)	249,127	249,127
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (3)	249,198	249,198
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (3)	249,000	249,000
Trans Pacific National Bank Deposit Account, 1.00%, 1/2/2018 (3)	184	184
Total Bank Obligations (Cost $1,492,688)		1,492,688
Total Investments — 99.0% (Cost $67,443,450)		73,232,705
Other Assets less Liabilities — 1.0%		705,521
Total Net Assets — 100.0%		73,938,226

Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	3,161	33,032
Meeder Balanced Fund	1,609	18,680
Meeder Dynamic Allocation Fund	1,107	12,011
Meeder Muirfield Fund	1,538	11,597
Meeder Conservative Allocation Fund	445	10,030
Total Trustee Deferred Compensation (Cost $75,127)		85,350

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 49

Schedule of Investments
December 31, 2017

Global Allocation Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	92	3/16/2018	9,409,300	150,148
Mini MSCI Emerging Markets Index Futures	10	3/16/2018	581,850	23,420
Russell 2000 Mini Index Futures	6	3/16/2018	460,950	3,808
Standard & Poors 500 Mini Futures	19	3/16/2018	2,542,200	32,009
E-mini Standard & Poors MidCap 400 Futures	5	3/16/2018	951,200	7,486
Total Futures Contracts	132		13,945,500	216,871

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Global Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(5)	Fair valued security deemed as Level 3 security.
(6)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 50	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — 95.8%
Consumer Discretionary — 8.8%
1-800-Flowers.com, Inc. (1)	766	8,196
Aaron's, Inc.	267	10,640
Adient PLC	674	53,044
Amazon.com, Inc. (1) (4)	1,144	1,337,874
AMC Networks, Inc. (1)	429	23,200
American Axle & Manufacturing Holdings, Inc. (1)	2,230	37,977
American Eagle Outfitters, Inc.	580	10,904
American Public Education, Inc. (1)	130	3,257
Aptiv PLC	1,924	163,213
Aramark	6,884	294,222
Asbury Automotive Group, Inc. (1)	122	7,808
Ascena Retail Group, Inc. (1)	1,091	2,564
Ascent Capital Group, Inc. (1)	657	7,549
Barnes & Noble, Inc.	1,162	7,785
Bassett Furniture Industries, Inc.	279	10,490
Beazer Homes USA, Inc. (1)	692	13,293
Bed Bath & Beyond, Inc.	2,259	49,675
Best Buy Co., Inc. (4)	2,304	157,755
Big 5 Sporting Goods Corp.	381	2,896
Big Lots, Inc.	702	39,417
BJ's Restaurants, Inc.	602	21,913
Bloomin' Brands, Inc.	1,444	30,815
Bojangles', Inc. (1)	161	1,900
Bridgepoint Education, Inc. (1)	1,507	12,508
Brinker International, Inc.	1,006	39,073
Brunswick Corp./DE	284	15,682
Buckle, Inc./The	156	3,705
Buffalo Wild Wings, Inc. (1)	48	7,505
Burlington Stores, Inc. (1)	545	67,051
Cable One, Inc.	35	24,617
Cambium Learning Group, Inc. (1)	1,554	8,827
Camping World Holdings, Inc.	124	5,547
Capella Education Co.	154	11,920
Carnival Corp.	6,917	459,081
Carrols Restaurant Group, Inc. (1)	157	1,908
Carter's, Inc.	558	65,559
Cato Corp./The	346	5,508
Cavco Industries, Inc. (1)	23	3,510
Central European Media Enterprises, Ltd. (1)	600	2,790
Century Casinos, Inc. (1)	1,063	9,705
Charter Communications, Inc. (1)	441	148,158
Cheesecake Factory, Inc./The	139	6,697
Chico's FAS, Inc.	1,253	11,051
Children's Place, Inc./The	37	5,378
Citi Trends, Inc.	249	6,589
Collectors Universe, Inc.	213	6,100
Comcast Corp. (4)	14,159	567,068
Cooper-Standard Holdings, Inc. (1)	609	74,603
Cracker Barrel Old Country Store, Inc.	105	16,683
Crocs, Inc. (1)	113	1,428
CSS Industries, Inc.	275	7,653
Dana, Inc.	1,435	45,934
Dave & Buster's Entertainment, Inc. (1)	170	9,379
Del Frisco's Restaurant Group, Inc. (1)	690	10,523
Del Taco Restaurants, Inc. (1)	841	10,193
Delta Apparel, Inc. (1)	40	808
Denny's Corp. (1)	4,287	56,760
Destination XL Group, Inc. (1)	1,017	2,237
Dillard's, Inc.	65	3,903
Discovery Communications, Inc. (1)	4,950	104,792
Dollar General Corp.	5,021	467,003
Dollar Tree, Inc. (1)	2,901	311,306
Domino's Pizza, Inc.	337	63,680
DSW, Inc.	467	9,998
El Pollo Loco Holdings, Inc. (1)	691	6,841
Entravision Communications Corp.	2,122	15,172
Express, Inc. (1)	83	842
Extended Stay America, Inc.	4,660	88,540
Finish Line, Inc./The	536	7,788
Flexsteel Industries, Inc.	202	9,450
Fogo De Chao, Inc. (1)	175	2,030
Foot Locker, Inc.	170	7,970
Ford Motor Co.	25,815	322,429
Fox Factory Holding Corp. (1)	143	5,556
Francesca's Holdings Corp. (1)	1,794	13,114
FTD Cos., Inc. (1)	1,152	8,283
Funko, Inc. (1)	163	1,084
GameStop Corp.	1,419	25,471
Gannett Co., Inc.	2,321	26,900
Gap, Inc./The	1,173	39,952
General Motors Co. (4)	19,463	797,788
Genesco, Inc. (1)	73	2,373
GNC Holdings, Inc.	1,659	6,122
Graham Holdings Co.	18	10,050
Grand Canyon Education, Inc. (1)	347	31,067
Gray Television, Inc. (1)	1,442	24,154
Group 1 Automotive, Inc.	38	2,697
H&R Block, Inc.	534	14,001
Hamilton Beach Brands Holding Co.	364	9,351
Haverty Furniture Cos., Inc.	101	2,288
Hibbett Sports, Inc. (1)	247	5,039

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 51

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Hilton Grand Vacations, Inc. (1)	429	17,997
Home Depot, Inc./The (4)	5,462	1,035,213
Hooker Furniture Corp.	274	11,631
Hovnanian Enterprises, Inc. (1)	3,862	12,938
HSN, Inc.	463	18,682
Iconix Brand Group, Inc. (1)	1,375	1,774
Interpublic Group of Cos., Inc./The	989	19,938
J Alexander's Holdings, Inc. (1)	729	7,071
J. Jill, Inc. (1)	931	7,262
Jack in the Box, Inc.	940	92,223
JAKKS Pacific, Inc. (1)	1,699	3,993
John Wiley & Sons, Inc.	481	31,626
Johnson Outdoors, Inc.	51	3,167
K12, Inc. (1)	693	11,019
Kirkland's, Inc. (1)	525	6,282
Kohl's Corp.	1,733	93,981
Kona Grill, Inc. (1)	1,331	2,329
La-Z-Boy, Inc.	781	24,367
LCI Industries	90	11,700
Lear Corp.	2,627	464,086
Libbey, Inc.	487	3,662
Liberty Interactive Corp. QVC Group (1)	4,130	100,855
Liberty Media Corp-Liberty SiriusXM - Class A (1)	114	4,521
Liberty Tax, Inc.	377	4,147
Liberty TripAdvisor Holdings, Inc. (1)	776	7,314
Live Nation Entertainment, Inc. (1)	3,070	130,690
Lowe's Cos., Inc.	1,983	184,300
Luby's, Inc. (1)	2,452	6,473
Lululemon Athletica, Inc. (1)	736	57,842
M/I Homes, Inc. (1)	344	11,834
Marine Products Corp.	126	1,605
MCBC Holdings, Inc. (1)	993	22,064
McDonald's Corp.	3,108	534,949
MDC Holdings, Inc.	526	16,769
MDC Partners, Inc. (1)	1,297	12,646
Meredith Corp.	28	1,849
Michael Kors Holdings, Ltd. (1) (4)	2,333	146,862
Michaels Cos., Inc./The (1)	2,354	56,943
Modine Manufacturing Co. (1)	1,333	26,927
Monarch Casino & Resort, Inc. (1)	41	1,838
MSG Networks, Inc. (1)	1,843	37,321
Nathan's Famous, Inc.	80	6,040
National CineMedia, Inc.	1,344	9,220
Nautilus, Inc. (1)	672	8,971
New Media Investment Group, Inc.	2,552	42,823
New York Times Co./The	2,394	44,289
Nordstrom, Inc.	404	19,142
Norwegian Cruise Line Holdings, Ltd. (1)	131	6,976
Nutrisystem, Inc.	71	3,735
NVR, Inc. (1)	53	185,936
Office Depot, Inc.	6,048	21,410
Overstock.com, Inc. (1)	53	3,387
Papa John's International, Inc.	451	25,306
Penn National Gaming, Inc. (1)	1,945	60,937
Pier 1 Imports, Inc.	1,938	8,023
Pinnacle Entertainment, Inc. (1)	1,735	56,787
Potbelly Corp. (1)	1,039	12,780
PulteGroup, Inc.	9,434	313,681
Red Robin Gourmet Burgers, Inc. (1)	57	3,215
Regal Entertainment Group	355	8,169
Regis Corp. (1)	543	8,340
RH (1)	25	2,155
Ross Stores, Inc. (4)	4,046	324,692
Royal Caribbean Cruises, Ltd.	1,810	215,897
Ruth's Hospitality Group, Inc.	1,463	31,674
Salem Media Group, Inc.	525	2,363
Sally Beauty Holdings, Inc. (1)	1,768	33,168
Scripps Networks Interactive, Inc.	3,057	261,007
Shoe Carnival, Inc.	153	4,093
Shutterfly, Inc. (1)	389	19,353
Signet Jewelers, Ltd.	675	38,171
Skechers U.S.A., Inc. (1)	1,218	46,089
Sleep Number Corp. (1)	351	13,194
Sonic Corp.	307	8,436
Speedway Motorsports, Inc.	242	4,567
Stein Mart, Inc.	3,114	3,612
Steven Madden, Ltd. (1)	563	26,292
Stoneridge, Inc. (1)	867	19,820
Tailored Brands, Inc.	491	10,719
Target Corp.	5,489	358,157
Taylor Morrison Home Corp. (1)	5,654	138,353
Tenneco, Inc. (4)	941	55,086
Texas Roadhouse, Inc.	463	24,391
Thor Industries, Inc.	908	136,854
Tile Shop Holdings, Inc.	95	912
Tilly's, Inc.	419	6,184
Time, Inc.	313	5,775
TJX Cos., Inc./The	5,119	391,399
TopBuild Corp. (1)	486	36,810
Tower International, Inc.	581	17,750
Townsquare Media, Inc. (1)	1,206	9,262
TripAdvisor, Inc. (1)	131	4,514
tronc, Inc. (1)	1,697	29,850

The accompanying notes are an integral part of these financial statements.

Page 52	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Tuesday Morning Corp. (1)	970	2,668
Tupperware Brands Corp.	257	16,114
Urban One, Inc. (1)	1,660	2,905
Urban Outfitters, Inc. (1)	173	6,065
VF Corp.	2,133	157,842
Vince Holding Corp. (1)	907	5,614
Visteon Corp. (1)	162	20,273
Vitamin Shoppe, Inc. (1)	696	3,062
Walt Disney Co./The	916	98,479
Weyco Group, Inc.	592	17,594
Whirlpool Corp.	958	161,557
Winmark Corp.	7	906
Workhorse Group, Inc. (1)	2,355	6,029
Wyndham Worldwide Corp.	157	18,192
Yum China Holdings, Inc.	2,508	100,370
Yum! Brands, Inc.	2,731	222,877
ZAGG, Inc. (1)	44	812
Zumiez, Inc. (1)	48	1,000
		13,695,974

Consumer Staples — 6.3%
Archer-Daniels-Midland Co. (4)	17,923	718,354
Avon Products, Inc. (1)	8,971	19,288
Boston Beer Co., Inc./The (1)	174	33,251
Bunge, Ltd. (4)	847	56,817
Campbell Soup Co.	1,950	93,815
Central Garden & Pet Co. (1)	1,357	51,172
Coca-Cola Bottling Co. Consolidated	38	8,180
Colgate-Palmolive Co.	5,963	449,908
Conagra Brands, Inc.	4,286	161,454
Costco Wholesale Corp.	315	58,628
CVS Health Corp. (4)	11,009	798,153
Darling Ingredients, Inc. (1)	761	13,797
Dean Foods Co.	1,263	14,600
Dr Pepper Snapple Group, Inc.	1,833	177,911
Energizer Holdings, Inc.	62	2,975
Estee Lauder Cos., Inc./The	5,791	736,847
Flowers Foods, Inc.	2,950	56,965
General Mills, Inc.	3,262	193,404
Herbalife, Ltd. (1)	64	4,334
Hershey Co./The	794	90,127
Ingles Markets, Inc.	151	5,225
Ingredion, Inc.	1,109	155,038
John B Sanfilippo & Son, Inc.	583	36,875
Kimberly-Clark Corp. (4)	6,485	782,480
Kroger Co./The (4)	8,285	227,423
Lamb Weston Holdings, Inc.	4,757	268,533
Lifevantage Corp. (1)	600	2,856
Medifast, Inc.	118	8,238
Molson Coors Brewing Co.	4,104	336,815
National Beverage Corp.	89	8,672
Natural Health Trends Corp.	271	4,116
Nu Skin Enterprises, Inc.	1,424	97,160
Oil-Dri Corp of America	107	4,441
PepsiCo, Inc. (4)	9,977	1,196,442
Performance Food Group Co. (1)	1,186	39,257
Pilgrim's Pride Corp. (1)	2,234	69,388
Post Holdings, Inc. (1)	334	26,463
Sanderson Farms, Inc.	322	44,687
SpartanNash Co.	101	2,695
Sprouts Farmers Market, Inc. (1)	1,398	34,041
SUPERVALU, Inc. (1)	323	6,977
Sysco Corp.	6,594	400,454
Tyson Foods, Inc. (4)	9,079	736,035
US Foods Holding Corp. (1)	1,173	37,454
USANA Health Sciences, Inc. (1)	524	38,802
Village Super Market, Inc.	1,000	22,930
Walgreens Boots Alliance, Inc.	9,851	715,380
Wal-Mart Stores, Inc. (4)	6,814	672,883
		9,721,740

Energy — 4.8%
Abraxas Petroleum Corp. (1)	3,540	8,708
Adams Resources & Energy, Inc.	148	6,438
Andeavor	3,443	393,673
Arch Coal, Inc.	581	54,126
Archrock, Inc.	2,544	26,712
Ardmore Shipping Corp.	839	6,712
Basic Energy Services, Inc. (1)	155	3,638
Bill Barrett Corp. (1)	753	3,863
Cabot Oil & Gas Corp.	8,149	233,061
California Resources Corp. (1)	184	3,577
Chevron Corp. (4)	6,844	856,800
Cimarex Energy Co.	1,248	152,268
Cloud Peak Energy, Inc. (1)	476	2,118
CNX Resources Corp. (1)	2,867	41,944
Cobalt International Energy, Inc. (1)	3,264	3,019
Concho Resources, Inc. (1)	405	60,839
ConocoPhillips	292	16,028
CONSOL Energy, Inc. (1)	300	11,853
Contango Oil & Gas Co. (1)	455	2,143
CVR Energy, Inc.	520	19,365
Delek US Holdings, Inc.	1,290	45,073
Diamond Offshore Drilling, Inc. (1)	266	4,945

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 53

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Diamondback Energy, Inc. (1)	39	4,924
Earthstone Energy, Inc. (1)	352	3,742
Eclipse Resources Corp. (1)	406	974
Energen Corp. (1)	962	55,382
Energy XXI Gulf Coast, Inc. (1)	172	987
EQT Corp.	1,122	63,864
Era Group, Inc. (1)	331	3,558
Erin Energy Corp. (1)	1,187	3,264
Evolution Petroleum Corp.	1,357	9,295
EXCO Resources, Inc. (1) (2)	2,302	483
Exterran Corp. (1)	1,505	47,317
Exxon Mobil Corp. (4)	14,461	1,209,518
Gastar Exploration, Inc. (1)	871	915
Gulfport Energy Corp. (1)	72	919
Halcon Resources Corp. (1)	119	901
Hallador Energy Co.	449	2,734
Halliburton Co.	8,253	403,324
HollyFrontier Corp.	1,977	101,262
Key Energy Services, Inc. (1)	89	1,049
Kosmos Energy, Ltd. (1)	3,241	22,201
Mammoth Energy Services, Inc. (1)	243	4,770
Marathon Petroleum Corp. (4)	12,021	793,146
Matrix Service Co. (1)	927	16,501
McDermott International, Inc. (1)	8,497	55,910
Midstates Petroleum Co., Inc. (1)	730	12,103
Natural Gas Services Group, Inc. (1)	642	16,820
NCS Multistage Holdings, Inc. (1)	87	1,282
Newfield Exploration Co. (1)	716	22,575
Newpark Resources, Inc. (1)	1,911	16,435
Northern Oil and Gas, Inc. (1)	2,187	4,483
Oasis Petroleum, Inc. (1)	177	1,489
Occidental Petroleum Corp.	2,183	160,800
Oceaneering International, Inc.	748	15,813
ONEOK, Inc.	1,760	94,072
Overseas Shipholding Group, Inc. (1)	1,135	3,110
Pacific Ethanol, Inc. (1)	2,291	10,424
Panhandle Oil and Gas, Inc.	540	11,097
Par Pacific Holdings, Inc. (1)	1,371	26,433
PBF Energy, Inc.	1,577	55,905
Peabody Energy Corp. (1)	1,657	65,236
Penn Virginia Corp. (1)	152	5,945
Phillips 66 (4)	7,926	801,715
ProPetro Holding Corp. (1)	972	19,596
QEP Resources, Inc. (1)	171	1,636
Ranger Energy Services, Inc. (1)	487	4,495
Renewable Energy Group, Inc. (1)	346	4,083
REX American Resources Corp. (1)	42	3,477
RigNet, Inc. (1)	703	10,510
Rowan Cos. Plc (1)	1,235	19,340
RPC, Inc.	5,310	135,564
SandRidge Energy, Inc. (1)	1,103	23,240
Schlumberger, Ltd.	537	36,188
Seadrill, Ltd. (1)	3,452	798
SilverBow Resources, Inc. (1)	369	10,967
Southwestern Energy Co. (1)	3,767	21,020
SRC Energy, Inc. (1)	1,775	15,141
Stone Energy Corp. (1)	461	14,826
Teekay Tankers, Ltd.	626	876
TETRA Technologies, Inc. (1)	1,195	5,103
Ultra Petroleum Corp. (1)	2,334	21,146
Unit Corp. (1)	852	18,744
Valero Energy Corp. (4)	9,872	907,336
W&T Offshore, Inc. (1)	5,969	19,757
Westmoreland Coal Co. (1)	3,373	4,081
Willbros Group, Inc. (1)	2,946	4,183
World Fuel Services Corp.	1,111	31,264
		7,422,951

Financials — 20.7%
1st Source Corp.	1,798	88,911
ACNB Corp.	406	11,997
Aflac, Inc. (4)	8,236	722,956
AG Mortgage Investment Trust, Inc.	2,113	40,168
AGNC Investment Corp.	14,325	289,222
Allstate Corp./The (4)	7,503	785,639
Ally Financial, Inc.	3,799	110,779
American Equity Investment Life Holding Co.	3,177	97,629
American National Bankshares, Inc.	592	22,674
Ameriprise Financial, Inc.	2,295	388,934
AMERISAFE, Inc.	33	2,033
Annaly Capital Management, Inc. (4)	57,338	681,749
ARMOUR Residential REIT, Inc.	2,016	51,852
Arthur J Gallagher & Co.	472	29,868
Artisan Partners Asset Management, Inc.	1,112	43,924
Associated Banc-Corp	3,176	80,670
Assurant, Inc.	921	92,874
Assured Guaranty, Ltd.	1,804	61,101
Atlas Financial Holdings, Inc. (1)	664	13,645
Banco Latinoamericano de Comercio Exterior SA	2,492	67,035
Bancorp, Inc./The (1)	408	4,031
BancorpSouth Bank	4,415	138,852
Bank Mutual Corp.	336	3,578

The accompanying notes are an integral part of these financial statements.

Page 54	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Bank of America Corp. (4)	28,049	828,006
Bank of Commerce Holdings	177	2,036
Bank of Marin Bancorp	140	9,520
Bank of New York Mellon Corp./The (4)	15,241	820,880
Bank of NT Butterfield & Son, Ltd./The	2,714	98,491
Bankwell Financial Group, Inc.	252	8,654
Banner Corp.	2,142	118,067
BB&T Corp. (4)	15,465	768,920
Berkshire Hathaway, Inc. (1) (4)	9,342	1,851,771
Berkshire Hills Bancorp, Inc.	138	5,051
BGC Partners, Inc.	5,706	86,218
Boston Private Financial Holdings, Inc.	4,366	67,455
Brown & Brown, Inc.	277	14,254
Bryn Mawr Bank Corp.	747	33,017
C&F Financial Corp.	538	31,204
Cadence BanCorp (1)	2,197	59,583
California First National Bancorp	172	2,594
Camden National Corp.	531	22,371
Cannae Holdings, Inc. (1)	2,565	43,682
Capital City Bank Group, Inc.	1,266	29,042
Carolina Financial Corp.	1,889	70,176
Cathay General Bancorp	3,852	162,439
Cboe Global Markets, Inc.	170	21,180
Central Pacific Financial Corp.	1,757	52,411
Central Valley Community Bancorp	1,513	30,532
Century Bancorp, Inc./MA	172	13,459
Charter Financial Corp./MD	704	12,348
Chemung Financial Corp.	326	15,681
Cherry Hill Mortgage Investment Corp.	1,049	18,872
Chimera Investment Corp. (4)	8,083	149,374
Citigroup, Inc. (4)	10,875	809,209
Citizens & Northern Corp.	550	13,200
Citizens Financial Group, Inc. (4)	15,304	642,462
Civista Bancshares, Inc.	73	1,606
CNA Financial Corp.	3,326	176,444
CNB Financial Corp./PA	1,781	46,733
CNO Financial Group, Inc.	5,217	128,808
CoBiz Financial, Inc.	1,454	29,065
Codorus Valley Bancorp, Inc.	600	16,518
Columbia Banking System, Inc.	3,915	170,068
Comerica, Inc. (4)	8,485	736,583
Community Bankers Trust Corp. (1)	1,427	11,630
Community Financial Corp./The	154	5,898
Community Trust Bancorp, Inc.	869	40,930
County Bancorp, Inc.	106	3,155
Crawford & Co.	290	2,790
Diamond Hill Investment Group, Inc.	5	1,033
DNB Financial Corp.	118	3,977
Donegal Group, Inc.	633	10,951
Donnelley Financial Solutions, Inc. (1)	178	3,469
Dynex Capital, Inc.	7,821	54,825
Eagle Bancorp, Inc. (1)	2,234	129,349
East West Bancorp, Inc.	5,743	349,347
Elevate Credit, Inc. (1)	851	6,408
Employers Holdings, Inc.	786	34,898
Encore Capital Group, Inc. (1)	309	13,009
Enova International, Inc. (1)	1,206	18,331
Entegra Financial Corp. (1)	200	5,850
Enterprise Financial Services Corp.	639	28,851
Erie Indemnity Co.	127	15,474
ESSA Bancorp, Inc.	179	2,805
Essent Group, Ltd. (1) (4)	2,758	119,752
Evercore, Inc.	1,496	134,640
EZCORP, Inc. (1)	758	9,248
Farmers Capital Bank Corp.	56	2,156
Farmers National Banc Corp.	954	14,072
Federal Agricultural Mortgage Corp.	177	13,848
Federated National Holding Co.	102	1,690
Fidelity Southern Corp.	3,901	85,042
Fifth Street Asset Management, Inc.	11,759	15,522
Fifth Third Bancorp (4)	23,439	711,139
First American Financial Corp.	6,054	339,266
First BanCorp/Puerto Rico (1)	175	893
First Bancorp/Southern Pines NC	4,276	150,986
First Bancshares, Inc./The	195	6,669
First Busey Corp.	10,648	318,801
First Business Financial Services, Inc.	78	1,725
First Citizens BancShares, Inc./NC	64	25,792
First Commonwealth Financial Corp.	8,882	127,190
First Community Bancshares, Inc./VA	529	15,198
First Connecticut Bancorp, Inc./Farmington CT	236	6,171
First Defiance Financial Corp.	383	19,905
First Financial Corp./IN	740	33,559
First Financial Northwest, Inc.	332	5,149
First Internet Bancorp	61	2,327
First Interstate BancSystem, Inc.	1,477	59,154
First Merchants Corp.	2,993	125,886
First Mid-Illinois Bancshares, Inc.	866	33,376
First Northwest Bancorp (1)	963	15,697
FirstCash, Inc.	2,381	160,598
Flushing Financial Corp.	372	10,230
FNB Bancorp/CA	294	10,728
GAIN Capital Holdings, Inc.	140	1,400

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 55

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
GAMCO Investors, Inc.	2,519	74,688
Genworth Financial, Inc. (1)	1,570	4,883
Great Ajax Corp.	800	11,056
Great Southern Bancorp, Inc.	1,981	102,319
Green Bancorp, Inc. (1)	347	7,044
Guaranty Bancorp	1,833	50,682
Hallmark Financial Services, Inc. (1)	763	7,958
Hanover Insurance Group, Inc./The	558	60,309
HCI Group, Inc.	51	1,525
Health Insurance Innovations, Inc. (1)	162	4,042
Heartland Financial USA, Inc.	1,894	101,613
Heritage Commerce Corp.	6,493	99,473
Heritage Financial Corp./WA	2,518	77,554
Heritage Insurance Holdings, Inc.	52	937
Home Bancorp, Inc.	349	15,084
HomeStreet, Inc. (1)	390	11,291
Horizon Bancorp/IN	2,374	65,997
Houlihan Lokey, Inc.	2,895	131,520
Huntington Bancshares, Inc./OH	48,200	701,792
Independence Holding Co.	374	10,266
Independent Bank Corp./MI	2,359	52,724
Infinity Property & Casualty Corp.	200	21,200
International Bancshares Corp.	3,091	122,713
INTL. FCStone, Inc. (1)	725	30,834
Invesco Mortgage Capital, Inc.	9,425	168,048
James River Group Holdings, Ltd.	686	27,447
JPMorgan Chase & Co. (4)	8,330	890,810
Kemper Corp.	650	44,785
KeyCorp (4)	30,013	605,362
Kinsale Capital Group, Inc.	326	14,670
Ladenburg Thalmann Financial Services, Inc.	1,500	4,740
Lazard, Ltd. (4)	3,872	203,280
LCNB Corp.	123	2,515
LendingTree, Inc. (1)	36	12,256
Leucadia National Corp.	2,390	63,311
LPL Financial Holdings, Inc.	1,096	62,625
M&T Bank Corp.	2,491	425,936
Macatawa Bank Corp.	1,717	17,170
MainSource Financial Group, Inc.	2,459	89,286
Manning & Napier, Inc.	552	1,987
Marlin Business Services Corp.	204	4,570
Marsh & McLennan Cos., Inc. (4)	8,903	724,615
MB Financial, Inc.	3,561	158,536
Medley Management, Inc.	764	4,966
Mercantile Bank Corp.	887	31,373
Metropolitan Bank Holding Corp. (1)	281	11,830
MFA Financial, Inc. (4)	6,413	50,791
MGIC Investment Corp. (1) (4)	11,607	163,775
Midland States Bancorp, Inc.	547	17,767
MidWestOne Financial Group, Inc.	73	2,448
Moelis & Co.	1,465	71,053
MSCI, Inc.	1,214	153,620
MTGE Investment Corp.	2,389	44,197
MutualFirst Financial, Inc.	423	16,307
National Commerce Corp. (1)	941	37,875
Nationstar Mortgage Holdings, Inc. (1)	1,434	26,529
Navient Corp.	1,856	24,722
Nelnet, Inc.	45	2,465
New Residential Investment Corp.	26,499	473,802
NewStar Financial, Inc. Contingent Value Rights (1) (8)	95	0
Nicolet Bankshares, Inc. (1)	957	52,386
NMI Holdings, Inc. (1)	1,630	27,710
Northeast Bancorp	124	2,871
Northrim BanCorp, Inc.	984	33,308
Norwood Financial Corp.	213	7,029
Ohio Valley Banc Corp.	41	1,656
Old National Bancorp/IN	7,324	127,804
Old Point Financial Corp.	168	4,998
Old Republic International Corp.	4,598	98,305
Old Second Bancorp, Inc.	1,209	16,503
OM Asset Management Plc	818	13,702
OneMain Holdings, Inc. (1)	557	14,476
Oppenheimer Holdings, Inc.	537	14,392
Orrstown Financial Services, Inc.	236	5,959
Pacific Mercantile Bancorp (1)	1,386	12,128
Paragon Commercial Corp. (1)	185	9,844
Parke Bancorp, Inc.	413	8,487
Peapack Gladstone Financial Corp.	480	16,810
Penns Woods Bancorp, Inc.	102	4,751
PennyMac Financial Services, Inc. (1)	2,220	49,617
Peoples Bancorp, Inc./OH	922	30,076
Peoples Bancorp of North Carolina, Inc.	143	4,389
Peoples Financial Services Corp.	99	4,611
People's Utah Bancorp	868	26,300
PHH Corp. (1)	798	8,219
Piper Jaffray Cos.	490	42,263
PNC Financial Services Group, Inc./The (4)	6,001	865,884
Preferred Bank/Los Angeles CA	634	37,267
Premier Financial Bancorp, Inc.	1,305	26,204
Progressive Corp./The (4)	14,536	818,668
Provident Financial Holdings, Inc.	2,098	38,603
Provident Financial Services, Inc.	194	5,232

The accompanying notes are an integral part of these financial statements.

Page 56	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Pzena Investment Management, Inc.	1,217	12,985
QCR Holdings, Inc.	719	30,809
Radian Group, Inc.	5,926	122,135
Raymond James Financial, Inc.	2,697	240,842
RBB Bancorp	1,866	51,072
Regional Management Corp. (1)	425	11,182
Regions Financial Corp. (4)	42,685	737,597
Reinsurance Group of America, Inc. (4)	1,351	210,661
Renasant Corp.	175	7,156
Republic Bancorp, Inc./KY	1,357	51,593
Riverview Bancorp, Inc.	2,074	17,982
S&P Global, Inc. (4)	5,012	849,033
Safety Insurance Group, Inc.	626	50,330
Sandy Spring Bancorp, Inc.	117	4,565
Santander Consumer USA Holdings, Inc.	545	10,148
SEI Investments Co.	7,822	562,089
Selective Insurance Group, Inc.	516	30,289
Shore Bancshares, Inc.	1,760	29,392
SI Financial Group, Inc.	497	7,306
Sierra Bancorp	1,476	39,203
Silvercrest Asset Management Group, Inc.	443	7,110
Simmons First National Corp.	124	7,080
South State Corp.	171	14,903
Southern First Bancshares, Inc. (1)	393	16,211
Southern Missouri Bancorp, Inc.	27	1,015
State Bank Financial Corp.	3,168	94,533
Stewart Information Services Corp.	1,280	54,144
Summit Financial Group, Inc.	547	14,397
Sunshine Bancorp, Inc. (1)	187	4,290
SunTrust Banks, Inc. (4)	11,825	763,777
Sutherland Asset Management Corp.	1,022	15,483
Synovus Financial Corp.	10,592	507,780
T Rowe Price Group, Inc.	7,040	738,707
TCF Financial Corp.	4,119	84,440
Territorial Bancorp, Inc.	514	15,867
Third Point Reinsurance, Ltd. (1)	2,848	41,723
Timberland Bancorp, Inc./WA	289	7,673
Towne Bank/Portsmouth VA	28	861
Travelers Cos., Inc./The	947	128,451
TriCo Bancshares	2,885	109,226
Triumph Bancorp, Inc. (1)	1,313	41,360
TrustCo Bank Corp. NY	3,835	35,282
Two River Bancorp	273	4,949
Umpqua Holdings Corp.	20,662	429,770
United Community Banks, Inc./GA	3,298	92,806
United Community Financial Corp./OH	823	7,514
United Financial Bancorp, Inc.	3,379	59,606
United Fire Group, Inc.	33	1,504
United Security Bancshares/Fresno CA	1,090	11,990
Unity Bancorp, Inc.	824	16,274
Universal Insurance Holdings, Inc.	263	7,193
Univest Corp of Pennsylvania	1,812	50,827
Unum Group	537	29,476
US Bancorp	600	32,148
Walker & Dunlop, Inc. (1)	445	21,138
Walter Investment Management Corp. (1)	2,439	2,056
Washington Trust Bancorp, Inc.	469	24,974
WashingtonFirst Bankshares, Inc.	1,511	51,767
Waterstone Financial, Inc.	2,355	40,153
Wells Fargo & Co. (4)	10,447	633,819
West Bancorporation, Inc.	1,595	40,114
Western Alliance Bancorp (1)	3,634	205,757
Western New England Bancorp, Inc.	659	7,183
Westwood Holdings Group, Inc.	261	17,281
Wintrust Financial Corp.	2,338	192,581
WMIH Corp. (1)	1,200	1,019
World Acceptance Corp. (1)	178	14,368
Xenith Bankshares, Inc. (1)	791	26,760
		32,026,028

Healthcare — 12.0%
Abbott Laboratories	15,682	894,972
AbbVie, Inc. (4)	6,003	580,550
Abeona Therapeutics, Inc. (1)	67	1,062
ABIOMED, Inc. (1)	215	40,293
ACADIA Pharmaceuticals, Inc. (1)	124	3,734
Acceleron Pharma, Inc. (1)	169	7,172
AcelRx Pharmaceuticals, Inc. (1) (2)	1,300	2,633
Achillion Pharmaceuticals, Inc. (1)	1,015	2,923
Acorda Therapeutics, Inc. (1)	559	11,991
Adamas Pharmaceuticals, Inc. (1)	209	7,083
Advaxis, Inc. (1)	428	1,216
Adverum Biotechnologies, Inc. (1)	1,546	5,411
Aetna, Inc. (4)	4,217	760,705
Aevi Genomic Medicine, Inc. (1)	3,424	4,109
Agile Therapeutics, Inc. (1)	1,934	5,202
Agilent Technologies, Inc. (4)	6,696	448,431
Aimmune Therapeutics, Inc. (1)	295	11,157
Akebia Therapeutics, Inc. (1)	220	3,271
Alexion Pharmaceuticals, Inc. (1)	2,123	253,890
Align Technology, Inc. (1) (4)	488	108,429
Alkermes PLC (1)	324	17,733
Allergan PLC	1,398	228,685
Alnylam Pharmaceuticals, Inc. (1)	195	24,775

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 57

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
AMAG Pharmaceuticals, Inc. (1)	892	11,819
Amedisys, Inc. (1)	36	1,898
Amgen, Inc. (4)	3,752	652,473
Amphastar Pharmaceuticals, Inc. (1)	586	11,275
Ampio Pharmaceuticals, Inc. (1)	468	1,905
Analogic Corp.	163	13,651
Anavex Life Sciences Corp. (1)	781	2,515
AngioDynamics, Inc. (1)	1,169	19,440
ANI Pharmaceuticals, Inc. (1)	190	12,246
Anthem, Inc.	2,841	639,253
Anthera Pharmaceuticals, Inc. (1)	2,983	4,922
Applied Genetic Technologies Corp./DE (1)	795	2,862
Aptevo Therapeutics, Inc. (1)	224	950
Ardelyx, Inc. (1)	281	1,855
Arena Pharmaceuticals, Inc. (1)	238	8,085
Argos Therapeutics, Inc. (1) (2)	22,439	3,366
Assembly Biosciences, Inc. (1)	26	1,177
Asterias Biotherapeutics, Inc. (1) (2)	388	873
Athersys, Inc. (1)	959	1,736
Atrion Corp.	2	1,261
Audentes Therapeutics, Inc. (1)	222	6,938
Avexis, Inc. (1)	65	7,194
Avinger, Inc. (1)	11,194	2,037
Axsome Therapeutics, Inc. (1)	1,354	7,582
Baxter International, Inc. (4)	12,131	784,148
Becton Dickinson and Co.	749	160,331
Biogen, Inc. (1)	1,805	575,019
BioMarin Pharmaceutical, Inc. (1)	527	46,993
Bio-Path Holdings, Inc. (1)	6,592	1,335
Bio-Rad Laboratories, Inc. (1)	108	25,776
BioSpecifics Technologies Corp. (1)	275	11,916
Bioverativ, Inc. (1)	808	43,567
Bluebird Bio, Inc. (1)	140	24,934
Blueprint Medicines Corp. (1)	92	6,938
Boston Scientific Corp. (1)	11,020	273,186
Bristol-Myers Squibb Co.	13,152	805,955
Bruker Corp.	480	16,474
Calithera Biosciences, Inc. (1)	110	919
Cambrex Corp. (1)	178	8,544
Cardinal Health, Inc. (4)	1,108	67,887
Catalent, Inc. (1)	1,652	67,864
Catalyst Pharmaceuticals, Inc. (1)	269	1,052
Celgene Corp. (1)	2,140	223,330
Celldex Therapeutics, Inc. (1)	359	1,020
Cellular Biomedicine Group, Inc. (1)	549	6,176
Centene Corp. (1)	2,006	202,365
Cerner Corp. (1)	7,011	472,471
Charles River Laboratories International, Inc. (1)	498	54,506
Chemed Corp.	37	8,992
ChemoCentryx, Inc. (1)	657	3,909
ChromaDex Corp. (1)	252	1,482
Cidara Therapeutics, Inc. (1)	679	4,617
Cigna Corp.	1,742	353,783
Coherus Biosciences, Inc. (1)	99	871
Collegium Pharmaceutical, Inc. (1)	50	923
Conatus Pharmaceuticals, Inc. (1)	2,031	9,383
ConforMIS, Inc. (1)	380	904
CONMED Corp.	244	12,437
Cooper Cos., Inc./The	84	18,302
Corbus Pharmaceuticals Holdings, Inc. (1)	161	1,143
CorVel Corp. (1)	266	14,071
Corvus Pharmaceuticals, Inc. (1)	88	912
Cross Country Healthcare, Inc. (1)	445	5,678
CryoLife, Inc. (1)	180	3,447
Curis, Inc. (1)	1,260	882
Cytokinetics, Inc. (1)	474	3,863
CytomX Therapeutics, Inc. (1)	390	8,233
CytRx Corp. (1)	2,001	3,382
Depomed, Inc. (1)	553	4,452
Diplomat Pharmacy, Inc. (1)	43	863
Durect Corp. (1)	2,764	2,548
Dyax Corp. Contingent Value Rights (1) (8)	7,373	0
Dynavax Technologies Corp. (1)	111	2,076
Eagle Pharmaceuticals, Inc./DE (1)	101	5,395
Edge Therapeutics, Inc. (1)	253	2,371
Editas Medicine, Inc. (1)	168	5,163
Edwards Lifesciences Corp. (1)	822	92,648
Egalet Corp. (1)	6,100	6,100
Eiger BioPharmaceuticals, Inc. (1)	515	7,184
Eli Lilly & Co.	2,640	222,974
Emergent BioSolutions, Inc. (1)	678	31,507
Enanta Pharmaceuticals, Inc. (1)	163	9,565
Encompass Health Corp. (1)	1,265	62,504
Endo International PLC (1)	1,637	12,687
Endocyte, Inc. (1)	235	1,006
Enzo Biochem, Inc. (1)	1,119	9,120
Epizyme, Inc. (1)	73	916
Esperion Therapeutics, Inc. (1)	30	1,975
Exact Sciences Corp. (1)	468	24,589
Exactech, Inc. (1)	33	1,632
Exelixis, Inc. (1)	638	19,395
Fate Therapeutics, Inc. (1)	198	1,210
FibroGen, Inc. (1)	47	2,228

The accompanying notes are an integral part of these financial statements.

Page 58	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Five Prime Therapeutics, Inc. (1)	208	4,559
Flex Pharma, Inc. (1)	1,259	4,394
FONAR Corp. (1)	92	2,240
Fortress Biotech, Inc. (1)	343	1,369
Foundation Medicine, Inc. (1)	40	2,728
Genesis Healthcare, Inc. (1)	2,592	1,977
Genocea Biosciences, Inc. (1)	1,598	1,854
Genomic Health, Inc. (1)	1,166	39,877
Gilead Sciences, Inc. (4)	7,464	534,721
Globus Medical, Inc. (1)	87	3,576
GlycoMimetics, Inc. (1)	54	907
Haemonetics Corp. (1)	683	39,669
Halyard Health, Inc. (1)	455	21,012
HCA Healthcare, Inc. (1)	256	22,487
HealthStream, Inc. (1)	86	1,992
Heska Corp. (1)	21	1,684
Hill-Rom Holdings, Inc. (4)	1,008	84,964
Horizon Pharma Plc (1)	500	7,300
Humana, Inc. (4)	2,750	682,193
Idera Pharmaceuticals, Inc. (1)	1,393	2,939
IDEXX Laboratories, Inc. (1) (4)	358	55,984
Ignyta, Inc. (1)	127	3,391
Immune Design Corp. (1)	231	901
Impax Laboratories, Inc. (1)	361	6,011
Incyte Corp. (1)	1,077	102,003
Infinity Pharmaceuticals, Inc. (1)	994	2,018
Innoviva, Inc. (1)	552	7,833
Inovio Pharmaceuticals, Inc. (1)	534	2,205
Insmed, Inc. (1)	28	873
Insys Therapeutics, Inc. (1)	355	3,415
Integer Holdings Corp. (1)	583	26,410
Intellia Therapeutics, Inc. (1)	198	3,806
Intrexon Corp. (1)	315	3,629
Intuitive Surgical, Inc. (1)	1,970	718,932
InVivo Therapeutics Holdings Corp. (1) (2)	4,500	3,465
Ionis Pharmaceuticals, Inc. (1)	222	11,167
Iovance Biotherapeutics, Inc. (1)	850	6,800
IQVIA Holdings, Inc. (1)	2,113	206,863
Johnson & Johnson (4)	8,811	1,231,073
Juno Therapeutics, Inc. (1)	235	10,742
Kadmon Holdings, Inc. (1)	1,646	5,959
Kindred Healthcare, Inc.	218	2,115
Lannett Co., Inc. (1)	143	3,318
Lantheus Holdings, Inc. (1)	138	2,822
LeMaitre Vascular, Inc.	91	2,897
LHC Group, Inc. (1)	244	14,945
LifePoint Health, Inc. (1)	108	5,378
Lipocine, Inc. (1)	2,520	8,669
LivaNova PLC (1)	160	12,787
Luminex Corp.	1,331	26,221
Madrigal Pharmaceuticals, Inc. (1)	53	4,865
Magellan Health, Inc. (1)	189	18,248
Mallinckrodt PLC (1)	543	12,250
Masimo Corp. (1)	289	24,507
Matinas BioPharma Holdings, Inc. (1)	1,795	2,082
McKesson Corp.	2,573	401,259
MediciNova, Inc. (1)	837	5,415
Medtronic PLC (4)	4,295	346,821
Melinta Therapeutics, Inc. (1)	659	10,412
Merck & Co., Inc. (4)	10,898	613,230
Meridian Bioscience, Inc.	799	11,186
Mettler-Toledo International, Inc. (1)	423	262,057
MiMedx Group, Inc. (1)	576	7,263
Minerva Neurosciences, Inc. (1)	481	2,910
Molina Healthcare, Inc. (1)	102	7,821
Momenta Pharmaceuticals, Inc. (1)	551	7,686
Mylan NV (1)	2,928	123,884
MyoKardia, Inc. (1)	66	2,779
Myovant Sciences, Ltd. (1)	80	1,011
Myriad Genetics, Inc. (1)	210	7,212
NantKwest, Inc. (1)	667	2,995
Natera, Inc. (1)	826	7,426
Nektar Therapeutics (1)	462	27,591
NewLink Genetics Corp. (1)	125	1,014
Novan, Inc. (1)	1,129	4,764
Novavax, Inc. (1)	795	986
Novelion Therapeutics, Inc. (1)	706	2,203
Novus Therapeutics, Inc. (1)	1,084	4,401
OncoMed Pharmaceuticals, Inc. (1)	1,096	4,494
Ophthotech Corp. (1)	2,134	6,658
OPKO Health, Inc. (1)	1,146	5,615
Optinose, Inc. (1)	46	869
Organovo Holdings, Inc. (1)	1,325	1,776
Orthofix International NV (1)	535	29,265
Otonomy, Inc. (1)	703	3,902
OvaScience, Inc. (1)	4,858	6,801
Ovid therapeutics, Inc. (1)	88	869
Owens & Minor, Inc.	760	14,349
PDL BioPharma, Inc. (1)	2,870	7,864
PerkinElmer, Inc.	156	11,407
Perrigo Co. PLC	711	61,971
Pfenex, Inc. (1)	1,598	4,251
Pfizer, Inc. (4)	20,575	745,227
Phibro Animal Health Corp.	181	6,064

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 59

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Pieris Pharmaceuticals, Inc. (1)	198	1,495
PRA Health Sciences, Inc. (1)	327	29,780
Premier, Inc. (1)	3,872	113,024
Progenics Pharmaceuticals, Inc. (1)	852	5,069
Protagonist Therapeutics, Inc. (1)	304	6,323
Proteostasis Therapeutics, Inc. (1)	932	5,434
Prothena Corp. PLC (1)	25	937
Providence Service Corp./The (1)	345	20,472
PTC Therapeutics, Inc. (1)	400	6,672
Puma Biotechnology, Inc. (1)	63	6,228
Quality Systems, Inc. (1)	1,769	24,023
Quest Diagnostics, Inc. (4)	458	45,108
Quorum Health Corp. (1)	755	4,711
RadNet, Inc. (1)	871	8,797
Reata Pharmaceuticals, Inc. (1)	53	1,501
Recro Pharma, Inc. (1)	1,759	16,271
Regeneron Pharmaceuticals, Inc. (1)	647	243,246
REGENXBIO, Inc. (1)	247	8,213
Regulus Therapeutics, Inc. (1)	8,981	9,340
Repligen Corp. (1)	341	12,371
Restoration Robotics, Inc. (1)	587	2,700
Retrophin, Inc. (1)	327	6,890
Revance Therapeutics, Inc. (1)	127	4,540
Rhythm Pharmaceuticals, Inc. (1)	215	6,248
Rigel Pharmaceuticals, Inc. (1)	683	2,650
Rocket Pharmaceuticals, Inc. (1)	1,574	4,108
Sage Therapeutics, Inc. (1)	94	15,483
Sangamo Therapeutics, Inc. (1)	271	4,444
Sarepta Therapeutics, Inc. (1)	30	1,669
Second Sight Medical Products, Inc. (1)	1,978	3,778
SELLAS Life Sciences Group, Inc. (1)	16,983	4,450
Sorrento Therapeutics, Inc. (1)	1,307	4,967
Spectrum Pharmaceuticals, Inc. (1)	228	4,321
STAAR Surgical Co. (1)	112	1,736
Stemline Therapeutics, Inc. (1)	189	2,948
STERIS PLC	279	24,404
Sucampo Pharmaceuticals, Inc. (1)	76	1,364
Supernus Pharmaceuticals, Inc. (1)	180	7,173
Surmodics, Inc. (1)	34	952
Synthetic Biologics, Inc. (1)	4,981	2,530
Syros Pharmaceuticals, Inc. (1)	321	3,123
Tandem Diabetes Care, Inc. (1)	866	2,044
Teligent, Inc./NJ (1)	536	1,946
Titan Pharmaceuticals, Inc. (1)	1,235	1,636
Trevena, Inc. (1)	1,162	1,859
Triple-S Management Corp. (1)	318	7,902
Trovagene, Inc. (1) (2)	5,433	1,671
United Therapeutics Corp. (1)	397	58,736
UnitedHealth Group, Inc. (4)	3,589	791,231
Vanda Pharmaceuticals, Inc. (1)	1,491	22,663
VBI Vaccines, Inc. (1)	255	1,089
Veeva Systems, Inc. (1)	191	10,558
Veracyte, Inc. (1)	2,292	14,967
Versartis, Inc. (1)	1,510	3,322
Vertex Pharmaceuticals, Inc. (1)	1,404	210,403
Vital Therapies, Inc. (1)	760	4,522
Voyager Therapeutics, Inc. (1)	149	2,473
WellCare Health Plans, Inc. (1)	549	110,409
West Pharmaceutical Services, Inc.	52	5,131
Zafgen, Inc. (1)	1,487	6,870
Zoetis, Inc.	2,270	163,531
Zogenix, Inc. (1)	128	5,126
		18,611,084

Industrials — 11.7%
AAR Corp.	61	2,397
ACCO Brands Corp. (1)	569	6,942
Aegion Corp. (1)	788	20,039
Aerovironment, Inc. (1)	81	4,549
Aircastle, Ltd.	2,160	50,522
Alamo Group, Inc.	308	34,764
Allied Motion Technologies, Inc.	60	1,985
Allison Transmission Holdings, Inc.	2,619	112,800
Altra Industrial Motion Corp.	344	17,338
Applied Industrial Technologies, Inc.	2,965	201,917
Aqua Metals, Inc. (1)	600	1,278
ARC Document Solutions, Inc. (1)	2,313	5,898
ArcBest Corp.	637	22,773
Argan, Inc.	523	23,535
Babcock & Wilcox Enterprises, Inc. (1)	232	1,318
Barnes Group, Inc.	557	35,241
Barrett Business Services, Inc.	326	21,024
Beacon Roofing Supply, Inc. (1)	825	52,602
BG Staffing, Inc.	295	4,702
Blue Bird Corp. (1)	1,956	38,924
BMC Stock Holdings, Inc. (1)	1,048	26,514
Boeing Co./The (4)	3,753	1,106,797
Brady Corp.	265	10,044
Briggs & Stratton Corp.	1,791	45,438
Brink's Co./The	117	9,208
Builders FirstSource, Inc. (1)	2,177	47,437
BWX Technologies, Inc.	439	26,555
Caesarstone, Ltd. (1)	495	10,890
Casella Waste Systems, Inc. (1)	928	21,363

The accompanying notes are an integral part of these financial statements.

Page 60	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
CECO Environmental Corp.	781	4,007
Celadon Group, Inc.	204	1,306
Columbus McKinnon Corp./NY	62	2,479
Comfort Systems USA, Inc.	372	16,238
Commercial Vehicle Group, Inc. (1)	202	2,159
Continental Building Products, Inc. (1)	1,985	55,878
Copa Holdings SA	377	50,541
Copart, Inc. (1)	1,227	52,994
Costamare, Inc.	1,653	9,538
Covenant Transportation Group, Inc. (1)	530	15,227
CRA International, Inc.	205	9,215
Crane Co.	749	66,826
CSW Industrials, Inc. (1)	136	6,249
CSX Corp. (4)	2,509	138,020
Cummins, Inc. (4)	4,099	724,047
Curtiss-Wright Corp.	968	117,951
Delta Air Lines, Inc.	13,755	770,280
Douglas Dynamics, Inc.	116	4,385
Dover Corp.	1,225	123,713
Ducommun, Inc. (1)	374	10,640
DXP Enterprises, Inc./TX (1)	131	3,874
Eastern Co./The	120	3,138
Eaton Corp. PLC (4)	9,859	778,960
EMCOR Group, Inc.	1,731	141,509
Emerson Electric Co. (4)	11,701	815,443
Encore Wire Corp.	124	6,033
Energous Corp. (1)	99	1,926
EnerSys	124	8,634
Engility Holdings, Inc. (1)	941	26,696
Ennis, Inc.	1,055	21,891
EnPro Industries, Inc.	672	62,839
Essendant, Inc.	1,288	11,940
Esterline Technologies Corp. (1)	398	29,731
Forrester Research, Inc.	792	35,006
Forward Air Corp.	1,981	113,789
FuelCell Energy, Inc. (1)	2,695	4,582
Genco Shipping & Trading, Ltd. (1)	221	2,944
Gencor Industries, Inc. (1)	372	6,157
General Cable Corp.	141	4,174
General Dynamics Corp. (4)	2,938	597,736
Global Brass & Copper Holdings, Inc.	948	31,379
GMS, Inc. (1)	1,270	47,803
Graco, Inc.	2,979	134,710
Greenbrier Cos., Inc./The	616	32,833
H&E Equipment Services, Inc.	269	10,935
Harsco Corp. (1)	1,509	28,143
Hawaiian Holdings, Inc.	475	18,929
HD Supply Holdings, Inc. (1)	1,631	65,289
HEICO Corp. (4)	8,498	671,767
Heritage-Crystal Clean, Inc. (1)	348	7,569
Herman Miller, Inc.	1,319	52,826
Hexcel Corp.	412	25,482
Hillenbrand, Inc.	2,964	132,491
HNI Corp.	558	21,522
Hubbell, Inc.	949	128,438
Huntington Ingalls Industries, Inc. (4)	1,578	371,935
Hurco Cos., Inc.	159	6,710
Hyster-Yale Materials Handling, Inc.	353	30,061
ICF International, Inc. (1)	568	29,820
Illinois Tool Works, Inc. (4)	4,862	811,225
Ingersoll-Rand PLC (4)	5,014	447,199
InnerWorkings, Inc. (1)	159	1,595
Interface, Inc.	2,256	56,738
ITT, Inc.	469	25,031
JB Hunt Transport Services, Inc.	1,456	167,411
JetBlue Airways Corp. (1)	8,697	194,291
Kadant, Inc.	202	20,281
Kansas City Southern	2,600	273,572
KBR, Inc.	1,574	31,212
Kelly Services, Inc.	808	22,034
Kforce, Inc.	520	13,130
Kimball International, Inc.	1,093	20,406
Korn/Ferry International	1,814	75,063
Landstar System, Inc.	635	66,104
Lawson Products, Inc./DE (1)	112	2,772
LB Foster Co. (1)	412	11,186
Lincoln Electric Holdings, Inc.	66	6,044
LSC Communications, Inc.	874	13,241
LSI Industries, Inc.	567	3,901
Lydall, Inc. (1)	399	20,249
ManpowerGroup, Inc. (4)	1,983	250,076
Marten Transport, Ltd.	1,803	36,601
Masco Corp.	13,124	576,669
Masonite International Corp. (1)	236	17,499
Matson, Inc.	898	26,796
McGrath RentCorp	283	13,295
Meritor, Inc. (1)	893	20,950
Miller Industries, Inc./TN	1,198	30,908
Moog, Inc. (1)	928	80,597
MSA Safety, Inc.	173	13,411
MSC Industrial Direct Co., Inc.	325	31,415
National Presto Industries, Inc.	178	17,702
Navios Maritime Holdings, Inc. (1)	688	826
Nexeo Solutions, Inc. (1)	732	6,661

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 61

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Norfolk Southern Corp.	3,404	493,240
Northrop Grumman Corp.	2,226	683,182
Old Dominion Freight Line, Inc.	1,459	191,931
Omega Flex, Inc.	24	1,714
On Assignment, Inc. (1)	467	30,014
Orbital ATK, Inc.	181	23,802
Oshkosh Corp.	415	37,719
Owens Corning	3,035	279,038
PACCAR, Inc.	3,643	258,944
PAM Transportation Services, Inc. (1)	88	3,030
Park-Ohio Holdings Corp.	648	29,776
PGT Innovations, Inc. (1)	828	13,952
Pitney Bowes, Inc.	2,753	30,779
Ply Gem Holdings, Inc. (1)	1,570	29,045
Powell Industries, Inc.	55	1,576
Preformed Line Products Co.	12	853
Primoris Services Corp.	1,042	28,332
Quad/Graphics, Inc.	1,227	27,730
Quanta Services, Inc. (1)	1,859	72,705
Radiant Logistics, Inc. (1)	409	1,881
Regal Beloit Corp.	735	56,301
Resources Connection, Inc.	338	5,222
Rexnord Corp. (1)	316	8,222
Robert Half International, Inc.	3,753	208,442
Rockwell Automation, Inc. (4)	3,667	720,015
RPX Corp.	1,861	25,012
RR Donnelley & Sons Co.	1,477	13,736
Rush Enterprises, Inc. - Class A (1)	715	36,329
Rush Enterprises, Inc. - Class B (1)	124	5,978
Ryder System, Inc.	2,382	200,493
Safe Bulkers, Inc. (1)	272	879
Saia, Inc. (1)	459	32,474
SP Plus Corp. (1)	607	22,520
Spartan Motors, Inc.	160	2,520
Spirit AeroSystems Holdings, Inc. (4)	4,027	351,356
SPX FLOW, Inc. (1)	544	25,867
Steelcase, Inc.	3,026	45,995
Sterling Construction Co., Inc. (1)	84	1,368
Terex Corp.	25	1,206
Textron, Inc.	754	42,669
Timken Co./The	1,204	59,177
Titan Machinery, Inc. (1)	49	1,037
Toro Co./The	1,516	98,889
TPI Composites, Inc. (1)	101	2,066
TriMas Corp. (1)	33	883
Triton International, Ltd./Bermuda	92	3,445
TrueBlue, Inc. (1)	1,865	51,288
Union Pacific Corp.	5,720	767,052
United Continental Holdings, Inc. (1) (4)	3,597	242,438
Universal Forest Products, Inc.	1,245	46,837
Universal Logistics Holdings, Inc.	370	8,788
Valmont Industries, Inc.	70	11,610
Vectrus, Inc. (1)	364	11,229
Veritiv Corp. (1)	305	8,815
Viad Corp.	439	24,321
Vicor Corp. (1)	225	4,703
VSE Corp.	18	872
Wabash National Corp.	469	10,177
WABCO Holdings, Inc. (1)	883	126,711
Watsco, Inc.	1,736	295,189
Werner Enterprises, Inc.	1,015	39,230
WESCO International, Inc. (1)	2,068	140,934
Willis Lease Finance Corp. (1)	438	10,937
YRC Worldwide, Inc. (1)	1,379	19,830
		18,110,527

Information Technology — 19.4%
Accenture PLC (4)	6,221	952,373
Adobe Systems, Inc. (1) (4)	4,031	706,392
ADTRAN, Inc.	1,387	26,838
Advanced Energy Industries, Inc. (1)	373	25,170
ALJ Regional Holdings, Inc. (1)	2,125	6,694
Alpha & Omega Semiconductor, Ltd. (1)	1,000	16,360
Alphabet, Inc. - Class A (1) (4)	340	358,156
Alphabet, Inc. - Class C (1) (4)	1,397	1,461,821
Amber Road, Inc. (1)	189	1,387
Amdocs, Ltd.	294	19,251
American Software, Inc./GA	1,306	15,189
Amkor Technology, Inc. (1)	4,499	45,215
Anixter International, Inc. (1)	515	39,140
ANSYS, Inc. (1)	1,416	208,987
Apple, Inc. (4)	16,572	2,804,480
Applied Materials, Inc. (4)	17,277	883,200
Apptio, Inc. (1)	132	3,105
Arista Networks, Inc. (1)	113	26,621
ARRIS International PLC (1) (4)	7,494	192,521
Arrow Electronics, Inc. (1)	2,417	194,351
Aspen Technology, Inc. (1)	3,810	252,222
AutoWeb, Inc. (1)	339	3,054
Avid Technology, Inc. (1)	873	4,705
Avnet, Inc.	550	21,791
Bel Fuse, Inc.	232	5,841
Benchmark Electronics, Inc. (1)	1,478	43,010
Black Box Corp.	1,753	6,223

The accompanying notes are an integral part of these financial statements.

Page 62	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Black Knight, Inc. (1) (4)	4,057	179,117
Blucora, Inc. (1)	292	6,453
Booz Allen Hamilton Holding Corp. (4)	2,524	96,240
Bottomline Technologies de, Inc. (1)	721	25,004
Broadridge Financial Solutions, Inc.	611	55,344
Brooks Automation, Inc.	244	5,819
CA, Inc. (4)	15,361	511,214
Cabot Microelectronics Corp.	94	8,844
CACI International, Inc. (1)	585	77,425
Cadence Design Systems, Inc. (1) (4)	11,224	469,388
CalAmp Corp. (1)	470	10,072
Carbonite, Inc. (1)	565	14,182
Cardtronics PLC (1)	116	2,148
CDK Global, Inc.	80	5,702
CDW Corp./DE	210	14,593
ChannelAdvisor Corp. (1)	154	1,386
Ciena Corp. (1)	3,114	65,176
Cirrus Logic, Inc. (1)	1,523	78,983
Cisco Systems, Inc. (4)	24,397	934,405
Citrix Systems, Inc. (1) (4)	861	75,768
Cognex Corp.	744	45,503
Cognizant Technology Solutions Corp.	5,715	405,879
Cohu, Inc.	189	4,149
CommerceHub, Inc. (1)	648	13,342
CommVault Systems, Inc. (1)	436	22,890
Comtech Telecommunications Corp.	319	7,056
Convergys Corp.	3,631	85,329
CoreLogic, Inc./United States (1)	1,739	80,359
Corning, Inc. (4)	20,811	665,744
CPI Card Group, Inc.	804	2,951
CSG Systems International, Inc.	710	31,112
CSRA, Inc.	546	16,336
Daktronics, Inc.	110	1,004
Dell Technologies, Inc. Class V (1)	5,861	476,382
DHI Group, Inc. (1)	2,917	5,542
Digi International, Inc. (1)	407	3,887
Diodes, Inc. (1)	658	18,865
Dolby Laboratories, Inc.	395	24,490
DSP Group, Inc. (1)	261	3,263
DST Systems, Inc.	175	10,862
DXC Technology Co.	4,340	411,866
Eastman Kodak Co. (1)	1,182	3,664
eBay, Inc. (1) (4)	19,177	723,740
EchoStar Corp. (1)	76	4,552
Electro Scientific Industries, Inc. (1)	43	921
Electronic Arts, Inc. (1) (4)	7,076	743,405
Electronics For Imaging, Inc. (1)	306	9,036
EMCORE Corp. (1)	772	4,979
Endurance International Group Holdings, Inc. (1)	2,363	19,849
Entegris, Inc.	540	16,443
ePlus, Inc. (1)	61	4,587
Etsy, Inc. (1)	167	3,415
Everi Holdings, Inc. (1)	980	7,389
EVERTEC, Inc.	1,803	24,611
ExlService Holdings, Inc. (1)	913	55,100
Extreme Networks, Inc. (1)	70	876
F5 Networks, Inc. (1)	2,264	297,082
Facebook, Inc. (1) (4)	8,327	1,469,382
Fair Isaac Corp.	449	68,787
First Solar, Inc. (1)	209	14,112
Five9, Inc. (1)	748	18,610
FLIR Systems, Inc.	431	20,093
FormFactor, Inc. (1)	788	12,332
Fortinet, Inc. (1)	624	27,263
Hackett Group, Inc./The	1,694	26,613
HP, Inc. (4)	38,826	815,734
IAC/InterActiveCorp (1)	996	121,791
Insight Enterprises, Inc. (1)	353	13,516
Instructure, Inc. (1)	584	19,330
Intel Corp. (4)	16,017	739,345
InterDigital, Inc./PA	126	9,595
International Business Machines Corp. (4)	2,702	414,541
Intevac, Inc. (1)	307	2,103
Intuit, Inc. (4)	5,085	802,311
IPG Photonics Corp. (1)	214	45,824
Itron, Inc. (1)	245	16,709
Jabil, Inc. (4)	4,914	128,993
Juniper Networks, Inc.	6,555	186,818
Kimball Electronics, Inc. (1)	962	17,557
KLA-Tencor Corp. (4)	1,180	123,983
KVH Industries, Inc. (1)	84	869
Lam Research Corp.	969	178,364
Leidos Holdings, Inc.	583	37,644
Limelight Networks, Inc. (1)	192	847
LivePerson, Inc. (1)	674	7,751
Majesco (1)	182	977
Manhattan Associates, Inc. (1)	245	12,137
ManTech International Corp./VA	222	11,142
Marvell Technology Group, Ltd.	1,568	33,665
Mastercard, Inc. (4)	3,441	520,830
Maxim Integrated Products, Inc. (4)	1,017	53,169
MAXIMUS, Inc.	315	22,548
Methode Electronics, Inc.	1,163	46,636

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 63

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Micron Technology, Inc. (1) (4)	7,654	314,732
Microsoft Corp. (4)	24,742	2,116,431
Mitek Systems, Inc. (1)	329	2,945
MKS Instruments, Inc.	432	40,824
MoneyGram International, Inc. (1)	83	1,094
Motorola Solutions, Inc.	2,171	196,128
Nanometrics, Inc. (1)	375	9,345
NCR Corp. (1)	1,978	67,232
NetApp, Inc. (4)	1,746	96,589
NETGEAR, Inc. (1)	749	44,004
NetScout Systems, Inc. (1)	273	8,313
NIC, Inc.	129	2,141
Nuance Communications, Inc. (1)	601	9,826
NVE Corp.	58	4,988
NVIDIA Corp. (4)	2,247	434,795
Oclaro, Inc. (1)	825	5,561
Ominto, Inc. (1)	232	786
ON Semiconductor Corp. (1)	4,722	98,879
Oracle Corp. (4)	11,872	561,308
OSI Systems, Inc. (1)	479	30,838
PayPal Holdings, Inc. (1)	1,244	91,583
PC Connection, Inc.	493	12,922
PCM, Inc. (1)	181	1,792
Perficient, Inc. (1)	3,252	62,016
PFSweb, Inc. (1)	1,866	13,864
Photronics, Inc. (1)	696	5,933
Plantronics, Inc.	522	26,298
Plexus Corp. (1)	762	46,269
Progress Software Corp.	2,240	95,357
Pure Storage, Inc. (1)	511	8,104
QAD, Inc.	423	16,434
Qualys, Inc. (1)	95	5,638
Quantum Corp. (1)	1,200	6,756
Radisys Corp. (1)	1,602	1,610
RealPage, Inc. (1)	468	20,732
Red Hat, Inc. (1)	5,599	672,440
Ribbon Communications, Inc. (1)	673	5,202
RingCentral, Inc. (1)	647	31,315
Rosetta Stone, Inc. (1)	2,064	25,738
Rubicon Project, Inc./The (1)	557	1,042
Rudolph Technologies, Inc. (1)	1,193	28,513
Sanmina Corp. (1)	2,375	78,375
ScanSource, Inc. (1)	798	28,568
Semtech Corp. (1)	662	22,640
Skyworks Solutions, Inc.	2,901	275,450
SPS Commerce, Inc. (1)	50	2,430
Stamps.com, Inc. (1)	43	8,084
StarTek, Inc. (1)	219	2,183
Sykes Enterprises, Inc. (1)	2,186	68,750
Synaptics, Inc. (1)	297	11,862
Synchronoss Technologies, Inc. (1)	917	8,198
Synopsys, Inc. (1) (4)	8,455	720,704
Syntel, Inc. (1)	1,590	36,554
Take-Two Interactive Software, Inc. (1)	748	82,115
Tech Data Corp. (1)	769	75,339
TechTarget, Inc. (1)	172	2,394
TeleTech Holdings, Inc.	653	26,283
Teradyne, Inc.	1,879	78,674
Texas Instruments, Inc. (4)	9,468	988,838
TiVo Corp.	1,857	28,969
Travelport Worldwide, Ltd.	11,051	144,437
Unisys Corp. (1)	2,075	16,911
USA Technologies, Inc. (1)	119	1,160
Varonis Systems, Inc. (1)	199	9,661
Verint Systems, Inc. (1)	681	28,500
Versum Materials, Inc.	475	17,979
Vishay Precision Group, Inc. (1)	252	6,338
Web.com Group, Inc. (1)	1,286	28,035
Western Digital Corp.	3,680	292,670
Xcerra Corp. (1)	167	1,635
Xerox Corp.	4,832	140,853
Xilinx, Inc.	930	62,701
XO Group, Inc. (1)	1,513	27,930
Yelp, Inc. (1)	329	13,805
Zix Corp. (1)	2,030	8,891
Zynga, Inc. (1)	5,312	21,248
		29,855,222

Materials — 3.0%
A. Schulman, Inc.	533	19,854
Advanced Emissions Solutions, Inc.	99	956
AdvanSix, Inc. (1)	155	6,521
Alcoa Corp.	1,393	75,041
Ardagh Group SA	129	2,722
Avery Dennison Corp.	2,324	266,935
Berry Global Group, Inc. (1)	1,376	80,730
Boise Cascade Co.	374	14,923
Cabot Corp.	2,004	123,426
Celanese Corp.	863	92,410
Chemours Co./The	264	13,216
Core Molding Technologies, Inc.	168	3,646
Crown Holdings, Inc. (1)	9,543	536,794
Domtar Corp.	1,420	70,318
Eastman Chemical Co.	4,154	384,827

The accompanying notes are an integral part of these financial statements.

Page 64	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Ferro Corp. (1)	373	8,799
Freeport-McMoRan, Inc. (1)	10,173	192,880
Graphic Packaging Holding Co.	1,699	26,250
Hawkins, Inc.	261	9,187
Huntsman Corp.	3,434	114,318
Ingevity Corp. (1)	408	28,752
Innophos Holdings, Inc.	1,447	67,618
Innospec, Inc.	251	17,721
Kaiser Aluminum Corp.	326	34,833
Koppers Holdings, Inc. (1)	434	22,091
Kraton Corp. (1)	440	21,195
Louisiana-Pacific Corp. (1)	2,921	76,705
LyondellBasell Industries NV (4)	7,646	843,507
Materion Corp.	46	2,236
Myers Industries, Inc.	452	8,814
Neenah, Inc. (1)	648	58,741
Newmont Mining Corp.	3,388	127,118
Nucor Corp. (4)	4,963	315,548
Olin Corp.	1,074	38,213
OMNOVA Solutions, Inc. (1)	1,514	15,140
Owens-Illinois, Inc. (1)	1,609	35,672
Packaging Corp of America	1,636	197,220
PolyOne Corp.	690	30,015
Rayonier Advanced Materials, Inc.	44	900
Reliance Steel & Aluminum Co. (4)	1,250	107,238
Ryerson Holding Corp. (1)	511	5,314
Schnitzer Steel Industries, Inc.	538	18,023
Schweitzer-Mauduit International, Inc.	131	5,942
Southern Copper Corp.	3,060	145,197
Steel Dynamics, Inc. (4)	3,533	152,378
Stepan Co.	827	65,308
SunCoke Energy, Inc. (1)	327	3,921
Tredegar Corp.	856	16,435
Trinseo SA	870	63,162
UFP Technologies, Inc. (1)	548	15,234
United States Lime & Minerals, Inc.	243	18,735
Valhi, Inc.	1,058	6,528
Verso Corp. (1)	186	3,268
Worthington Industries, Inc.	266	11,720
		4,624,195

Real Estate Investment Trust — 3.9%
Altisource Portfolio Solutions SA (1)	322	9,016
Altisource Residential Corp.	2,314	27,444
American Homes 4 Rent	2,468	53,901
American Tower Corp.	1,780	253,953
Apple Hospitality REIT, Inc.	7,672	150,448
Armada Hoffler Properties, Inc.	855	13,278
Bluerock Residential Growth REIT, Inc.	624	6,309
Brandywine Realty Trust	478	8,695
Brixmor Property Group, Inc.	8,002	149,317
CareTrust REIT, Inc.	136	2,279
CatchMark Timber Trust, Inc.	128	1,681
CBL & Associates Properties, Inc. (2)	2,583	14,620
Cedar Realty Trust, Inc.	6,824	41,490
Chatham Lodging Trust	45	1,024
Clipper Realty, Inc.	1,050	10,490
Corporate Office Properties Trust	1,556	45,435
CubeSmart	3,507	101,422
DCT Industrial Trust, Inc.	563	33,093
DDR Corp.	5,663	50,740
Duke Realty Corp.	2,603	70,828
Easterly Government Properties, Inc.	1,302	27,785
Essex Property Trust, Inc.	1,354	326,815
Extra Space Storage, Inc.	933	81,591
Farmland Partners, Inc.	928	8,055
First Industrial Realty Trust, Inc.	261	8,214
Forest City Realty Trust, Inc.	932	22,461
Gaming and Leisure Properties, Inc. (4)	5,790	214,230
Global Medical REIT, Inc.	105	861
Global Net Lease, Inc.	3,328	68,490
Hospitality Properties Trust	5,368	160,235
Host Hotels & Resorts, Inc.	9,465	187,880
Investors Real Estate Trust	6,226	35,364
Invitation Homes, Inc.	5,864	138,214
Kennedy-Wilson Holdings, Inc.	593	10,289
Kilroy Realty Corp.	162	12,093
Kite Realty Group Trust	3,959	77,596
Lamar Advertising Co.	974	72,310
Lexington Realty Trust (4)	14,163	136,673
Liberty Property Trust (4)	6,082	261,587
Macerich Co./The	1,160	76,189
Monmouth Real Estate Investment Corp.	1,880	33,464
National Health Investors, Inc. (4)	722	54,424
National Storage Affiliates Trust	136	3,707
New Senior Investment Group, Inc.	7,548	57,063
NorthStar Realty Europe Corp.	508	6,822
One Liberty Properties, Inc.	426	11,042
Outfront Media, Inc.	1,879	43,593
Pennsylvania Real Estate Investment Trust	1,495	17,776
Piedmont Office Realty Trust, Inc.	1,721	33,749
Prologis, Inc. (4)	10,693	689,805
RAIT Financial Trust	7,789	2,921
Ramco-Gershenson Properties Trust	1,228	18,088

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 65

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Retail Properties of America, Inc.	8,877	119,307
Saul Centers, Inc.	111	6,854
SBA Communications Corp. (1)	1,756	286,860
Seritage Growth Properties	847	34,270
Simon Property Group, Inc. (4)	4,542	780,043
Spirit Realty Capital, Inc.	13,706	117,597
St Joe Co./The (1)	114	2,058
STORE Capital Corp.	507	13,202
Summit Hotel Properties, Inc.	496	7,554
Tanger Factory Outlet Centers, Inc.	121	3,208
Taubman Centers, Inc.	518	33,893
Tejon Ranch Co. (1)	414	8,595
Tier REIT, Inc.	943	19,228
Trinity Place Holdings, Inc. (1)	1,990	13,831
Uniti Group, Inc.	1,826	32,485
VEREIT, Inc.	30,228	235,476
Vornado Realty Trust	5,015	392,073
Washington Prime Group, Inc.	3,787	26,963
Whitestone REIT	274	3,948
		6,082,294

Telecommunication Services — 1.1%
AT&T, Inc. (4)	13,445	522,742
ATN International, Inc.	169	9,339
CenturyLink, Inc.	960	16,013
Cincinnati Bell, Inc. (1)	396	8,257
Cogent Communications Holdings, Inc.	176	7,973
Consolidated Communications Holdings, Inc.	318	3,876
Frontier Communications Corp.	1,089	7,362
General Communication, Inc. (1)	83	3,239
Hawaiian Telcom Holdco, Inc. (1)	675	20,831
IDT Corp.	372	3,943
Intelsat SA (1)	923	3,129
NII Holdings, Inc. (1)	5,052	2,144
Ooma, Inc. (1)	552	6,596
ORBCOMM, Inc. (1)	87	886
Telephone & Data Systems, Inc. (4)	1,223	33,999
T-Mobile US, Inc. (1) (4)	6,227	395,477
Verizon Communications, Inc. (4)	13,123	694,600
Vonage Holdings Corp. (1)	2,291	23,299
Windstream Holdings, Inc.	1,457	2,695
		1,766,400
Utilities — 4.1%
AES Corp./VA (4)	13,585	147,126
ALLETE, Inc.	732	54,432
American States Water Co.	2,144	124,159
American Water Works Co., Inc.	7,095	649,122
Artesian Resources Corp.	498	19,203
Atlantic Power Corp. (1)	6,062	14,246
Calpine Corp. (1)	1,132	17,127
CenterPoint Energy, Inc. (4)	23,060	653,982
Consolidated Water Co., Ltd.	572	7,207
Dynegy, Inc. (1)	1,193	14,137
El Paso Electric Co.	2,560	141,696
Exelon Corp. (4)	19,419	765,303
MDU Resources Group, Inc.	7,660	205,901
National Fuel Gas Co.	2,714	149,026
New Jersey Resources Corp.	4,172	167,714
NorthWestern Corp.	3,393	202,562
NRG Energy, Inc.	3,818	108,737
NRG Yield, Inc.	6,760	127,426
ONE Gas, Inc.	395	28,938
Ormat Technologies, Inc.	541	34,602
Otter Tail Corp.	390	17,336
PNM Resources, Inc.	4,846	196,021
Portland General Electric Co.	5,374	244,947
SCANA Corp.	1,187	47,219
SJW Group	725	46,277
Southwest Gas Holdings, Inc. (4)	1,342	108,004
UGI Corp. (4)	14,540	682,653
Unitil Corp.	657	29,972
Vectren Corp. (4)	10,341	672,372
Vistra Energy Corp. (1)	7,760	142,163
Xcel Energy, Inc.	11,638	559,863
		6,379,473

Total Common Stocks - Long (Cost $129,807,367)		148,295,888

Money Market Registered Investment Companies — 3.8%
Morgan Stanley Government Institutional Fund, 1.20% (3)	17,071	17,071
Meeder Institutional Prime Money Market Fund, 1.32% (5)	5,835,492	5,834,908
Total Money Market Registered Investment Companies (Cost $5,852,483)		5,851,979

Bank Obligations — 0.6%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (6)	248,989	248,989
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (6)	248,000	248,000

The accompanying notes are an integral part of these financial statements.

Page 66	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Bank Obligations — continued
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (6)	249,198	249,198
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (6)	249,000	249,000
Total Bank Obligations (Cost $995,187)		995,187
Total Investments - Long — 100.2% (Cost $136,655,037)		155,143,054
Total Securities Sold Short — (40.1%) (Proceeds Received $59,362,567)		(62,041,798)
Other Assets less Liabilities — 39.9%		61,773,001
Total Net Assets — 100.0%		154,874,257

Common Stocks - Short — (40.1%)
Consumer Discretionary — (3.2%)
Acushnet Holdings Corp.	(986)	(20,785)
Advance Auto Parts, Inc.	(431)	(42,966)
AMC Entertainment Holdings, Inc.	(303)	(4,575)
America's Car-Mart, Inc./TX (1)	(163)	(7,278)
At Home Group, Inc. (1)	(287)	(8,722)
AV Homes, Inc. (1)	(903)	(15,035)
Beasley Broadcast Group, Inc.	(602)	(8,067)
Belmond, Ltd. (1)	(3,442)	(42,165)
Biglari Holdings, Inc. (1)	(20)	(8,288)
Boot Barn Holdings, Inc. (1)	(220)	(3,654)
Callaway Golf Co.	(820)	(11,423)
CarMax, Inc. (1)	(568)	(36,426)
Carriage Services, Inc.	(702)	(18,048)
Carvana Co. (1)	(58)	(1,109)
Century Communities, Inc. (1)	(986)	(30,665)
Chegg, Inc. (1)	(2,942)	(48,013)
Chipotle Mexican Grill, Inc. (1)	(123)	(35,551)
Chuy's Holdings, Inc. (1)	(31)	(870)
Clarus Corp. (1)	(1,787)	(14,028)
Conn's, Inc. (1)	(145)	(5,155)
Cooper Tire & Rubber Co.	(681)	(24,073)
Core-Mark Holding Co., Inc.	(709)	(22,390)
Daily Journal Corp. (1)	(73)	(16,806)
Delphi Technologies PLC (1)	(667)	(34,997)
DineEquity, Inc.	(232)	(11,769)
Discovery Communications, Inc. (1)	(6,649)	(148,805)
DISH Network Corp. (1)	(3,815)	(182,166)
Dorman Products, Inc. (1)	(57)	(3,485)
Eldorado Resorts, Inc. (1)	(727)	(24,100)
Emerald Expositions Events, Inc.	(1,881)	(38,260)
Empire Resorts, Inc. (1)	(299)	(8,073)
EW Scripps Co./The (1)	(763)	(11,926)
Floor & Decor Holdings, Inc. (1)	(809)	(39,382)
Gaia, Inc. (1)	(440)	(5,456)
G-III Apparel Group, Ltd. (1)	(815)	(30,065)
Green Brick Partners, Inc. (1)	(685)	(7,741)
Guess?, Inc.	(52)	(878)
Hanesbrands, Inc.	(1,729)	(36,153)
Harley-Davidson, Inc.	(2,184)	(111,122)
Hilton Worldwide Holdings, Inc.	(9,198)	(734,552)
Horizon Global Corp. (1)	(280)	(3,926)
Houghton Mifflin Harcourt Co. (1)	(804)	(7,477)
IMAX Corp. (1)	(286)	(6,621)
iRobot Corp. (1)	(61)	(4,679)
Laureate Education, Inc. (1)	(971)	(13,167)
Lennar Corp.	(2,984)	(188,708)
LGI Homes, Inc. (1)	(553)	(41,492)
Liberty Broadband Corp. (1)	(2,440)	(207,790)
Liberty Media Corp-Liberty Braves - Class A (1)	(1,180)	(26,019)
Liberty Media Corp-Liberty Braves - Class C (1)	(1,970)	(43,773)
Liberty Media Corp-Liberty Formula One - Class A (1)	(5,247)	(171,682)
Liberty Media Corp-Liberty Formula One - Class C (1)	(501)	(17,114)
Liberty Ventures (1)	(1,772)	(96,113)
Lindblad Expeditions Holdings, Inc. (1)	(1,520)	(14,881)
Lithia Motors, Inc.	(99)	(11,245)
Lumber Liquidators Holdings, Inc. (1)	(562)	(17,641)
Malibu Boats, Inc. (1)	(417)	(12,397)
Marriott Vacations Worldwide Corp.	(93)	(12,575)
Mattel, Inc.	(2,975)	(45,756)
MGM Resorts International	(5,715)	(190,824)
Monro, Inc.	(591)	(33,657)
Motorcar Parts of America, Inc. (1)	(321)	(8,022)
Netflix, Inc. (1)	(1,636)	(314,047)
Newell Brands, Inc.	(2,671)	(82,534)
Nexstar Media Group, Inc.	(257)	(20,097)
Party City Holdco, Inc. (1)	(1,003)	(13,992)
Penske Automotive Group, Inc.	(353)	(16,891)
PICO Holdings, Inc.	(555)	(7,104)
Planet Fitness, Inc. (1)	(1,434)	(49,659)
Polaris Industries, Inc.	(361)	(44,760)
Pool Corp.	(277)	(35,913)
Red Lion Hotels Corp. (1)	(854)	(8,412)
Red Rock Resorts, Inc.	(874)	(29,489)
Sequential Brands Group, Inc. (1)	(982)	(1,748)
Service Corp International/US	(3,431)	(128,045)
Shake Shack, Inc. (1)	(1,287)	(55,598)

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 67

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Sotheby's (1)	(864)	(44,582)
Sportsman's Warehouse Holdings, Inc. (1)	(1,599)	(10,569)
Superior Industries International, Inc.	(1,510)	(22,424)
TEGNA, Inc.	(4,680)	(65,894)
Tesla, Inc. (1)	(1,968)	(612,737)
TRI Pointe Group, Inc. (1)	(366)	(6,559)
Tribune Media Co.	(2,112)	(89,697)
Twenty-First Century Fox, Inc.	(763)	(26,034)
Under Armour, Inc. (1)	(4,280)	(61,760)
Universal Electronics, Inc. (1)	(312)	(14,742)
Viacom, Inc.	(258)	(9,004)
VOXX International Corp. (1)	(412)	(2,307)
Wayfair, Inc. (1)	(574)	(46,075)
Wendy's Co./The	(2,165)	(35,549)
Wingstop, Inc.	(200)	(7,796)
Wolverine World Wide, Inc.	(756)	(24,101)
World Wrestling Entertainment, Inc.	(62)	(1,896)
Zoe's Kitchen, Inc. (1)	(211)	(3,528)
		(4,924,124)

Consumer Staples — (2.5%)
Alico, Inc.	(356)	(10,502)
Altria Group, Inc.	(868)	(61,984)
Andersons, Inc./The	(944)	(29,406)
B&G Foods, Inc.	(901)	(31,670)
Calavo Growers, Inc.	(1,143)	(96,469)
Cal-Maine Foods, Inc. (1)	(1,322)	(58,763)
Castle Brands, Inc. (1)	(2,689)	(3,281)
Chefs' Warehouse, Inc./The (1)	(85)	(1,743)
Church & Dwight Co., Inc.	(11,177)	(560,750)
Clorox Co./The	(1,518)	(225,787)
Coty, Inc.	(7,512)	(149,414)
Craft Brew Alliance, Inc. (1)	(725)	(13,920)
elf Beauty, Inc. (1)	(662)	(14,769)
Farmer Brothers Co. (1)	(287)	(9,227)
Freshpet, Inc. (1)	(1,516)	(28,728)
Hain Celestial Group, Inc./The (1)	(670)	(28,401)
Hostess Brands, Inc. (1)	(141)	(2,088)
HRG Group, Inc. (1)	(323)	(5,475)
Kellogg Co.	(725)	(49,286)
Kraft Heinz Co./The	(8,360)	(650,074)
Landec Corp. (1)	(680)	(8,568)
Lifeway Foods, Inc. (1)	(221)	(1,768)
McCormick & Co., Inc./MD	(6,051)	(616,657)
MGP Ingredients, Inc.	(103)	(7,919)
Mondelez International, Inc.	(11,671)	(499,519)
Philip Morris International, Inc.	(592)	(62,545)
PriceSmart, Inc.	(1,059)	(91,180)
Primo Water Corp. (1)	(892)	(11,212)
Seneca Foods Corp. (1)	(96)	(2,952)
Smart & Final Stores, Inc. (1)	(372)	(3,181)
Snyder's-Lance, Inc.	(1,827)	(91,496)
Spectrum Brands Holdings, Inc.	(225)	(25,290)
Tootsie Roll Industries, Inc.	(4,771)	(173,664)
TreeHouse Foods, Inc. (1)	(319)	(15,778)
Turning Point Brands, Inc.	(472)	(9,973)
Universal Corp./VA	(385)	(20,213)
Vector Group, Ltd.	(2,633)	(58,927)
WD-40 Co.	(1,602)	(189,036)
		(3,921,615)

Energy — (0.9%)
Anadarko Petroleum Corp.	(2,579)	(138,338)
Antero Resources Corp. (1)	(884)	(16,796)
Apache Corp.	(3,876)	(163,645)
Baker Hughes a GE Co.	(967)	(30,596)
Callon Petroleum Co. (1)	(787)	(9,562)
CARBO Ceramics, Inc. (1)	(106)	(1,079)
Centennial Resource Development, Inc./DE (1)	(1,010)	(19,998)
Chesapeake Energy Corp. (1)	(511)	(2,024)
Clean Energy Fuels Corp. (1)	(1,151)	(2,337)
Continental Resources, Inc./OK (1)	(2,759)	(146,144)
DHT Holdings, Inc.	(3,422)	(12,285)
Ensco PLC	(855)	(5,053)
Extraction Oil & Gas, Inc. (1)	(474)	(6,783)
Frank's International NV	(1,753)	(11,657)
Geospace Technologies Corp. (1)	(123)	(1,595)
Golar LNG, Ltd.	(1,478)	(44,059)
Gulf Island Fabrication, Inc.	(494)	(6,632)
Hess Corp.	(3,259)	(154,705)
International Seaways, Inc. (1)	(305)	(5,630)
Jones Energy, Inc. (1)	(1)	(1)
NACCO Industries, Inc.	(186)	(7,003)
National Oilwell Varco, Inc.	(683)	(24,602)
Noble Energy, Inc.	(11,313)	(329,661)
Parsley Energy, Inc. (1)	(1,674)	(49,283)
PDC Energy, Inc. (1)	(153)	(7,886)
Pioneer Natural Resources Co.	(183)	(31,632)
Range Resources Corp.	(547)	(9,332)
SEACOR Holdings, Inc. (1)	(56)	(2,588)
SEACOR Marine Holdings, Inc. (1)	(441)	(5,160)
Select Energy Services, Inc. (1)	(1,616)	(29,476)
SemGroup Corp.	(300)	(9,060)

The accompanying notes are an integral part of these financial statements.

Page 68	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
SM Energy Co.	(134)	(2,959)
Tellurian, Inc. (1)	(809)	(7,880)
Weatherford International PLC (1)	(3,388)	(14,128)
WildHorse Resource Development Corp. (1)	(841)	(15,483)
		(1,325,052)

Financials — (12.7%)
Alleghany Corp. (1)	(460)	(274,201)
Allegiance Bancshares, Inc. (1)	(64)	(2,410)
Ambac Financial Group, Inc. (1)	(1,839)	(29,387)
American International Group, Inc.	(10,949)	(652,341)
Ameris Bancorp	(2,231)	(107,534)
AmTrust Financial Services, Inc.	(1,894)	(19,073)
Arch Capital Group, Ltd. (1)	(2,160)	(196,063)
Arlington Asset Investment Corp.	(1,833)	(21,593)
Arrow Financial Corp.	(26)	(883)
Associated Capital Group, Inc.	(1,363)	(46,478)
B. Riley Financial, Inc.	(442)	(8,000)
BancFirst Corp.	(689)	(35,242)
Bank of Hawaii Corp.	(7,515)	(644,036)
Bank of the Ozarks	(10,819)	(524,181)
BankUnited, Inc.	(1,095)	(44,588)
Bear State Financial, Inc.	(292)	(2,987)
BlackRock, Inc.	(1,413)	(725,872)
Blue Capital Reinsurance Holdings, Ltd.	(168)	(2,024)
BofI Holding, Inc. (1)	(2,238)	(66,916)
Bridge Bancorp, Inc.	(1,770)	(61,950)
Brighthouse Financial, Inc. (1)	(1,021)	(59,871)
Brookline Bancorp, Inc.	(473)	(7,426)
Capitol Federal Financial, Inc.	(204)	(2,736)
Capstar Financial Holdings, Inc. (1)	(629)	(13,064)
Capstead Mortgage Corp.	(17,341)	(150,000)
Charles Schwab Corp./The	(13,402)	(688,461)
Chubb, Ltd.	(1,141)	(166,734)
Cincinnati Financial Corp.	(264)	(19,792)
CIT Group, Inc.	(4,910)	(241,719)
Citizens, Inc./TX (1)	(447)	(3,285)
Clifton Bancorp, Inc.	(299)	(5,113)
Community Bank System, Inc.	(9,644)	(518,365)
ConnectOne Bancorp, Inc.	(1,301)	(33,501)
Cowen, Inc. (1)	(600)	(8,190)
Customers Bancorp, Inc. (1)	(913)	(23,729)
CVB Financial Corp.	(21,446)	(505,268)
CYS Investments, Inc.	(16,852)	(135,322)
Ellington Residential Mortgage REIT	(3,890)	(46,836)
Financial Engines, Inc.	(2,466)	(74,720)
First Financial Bankshares, Inc.	(13,649)	(614,887)
First Horizon National Corp.	(14,779)	(295,432)
First Republic Bank/CA	(6,503)	(563,420)
Flagstar Bancorp, Inc. (1)	(1,368)	(51,191)
FNB Corp./PA	(7,756)	(107,188)
Franklin Financial Network, Inc. (1)	(455)	(15,516)
Glacier Bancorp, Inc.	(2,697)	(106,235)
Global Indemnity, Ltd. (1)	(774)	(32,523)
Goldman Sachs Group, Inc./The	(2,547)	(648,874)
Granite Point Mortgage Trust, Inc.	(2,334)	(41,405)
Greenhill & Co., Inc.	(338)	(6,591)
Guaranty Bancshares, Inc./TX	(767)	(23,509)
Hamilton Lane, Inc.	(589)	(20,845)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(5,781)	(139,091)
HarborOne Bancorp, Inc. (1)	(2,825)	(54,127)
Hilltop Holdings, Inc.	(555)	(14,058)
Home BancShares, Inc./AR	(8,494)	(197,486)
IBERIABANK Corp.	(6,098)	(472,595)
Impac Mortgage Holdings, Inc. (1)	(440)	(4,470)
Independent Bank Group, Inc.	(246)	(16,630)
Investar Holding Corp.	(623)	(15,014)
Investors Bancorp, Inc.	(12,375)	(171,765)
Kearny Financial Corp./MD	(1,686)	(24,363)
KKR Real Estate Finance Trust, Inc.	(11,275)	(225,613)
LegacyTexas Financial Group, Inc.	(253)	(10,679)
LendingClub Corp. (1)	(1,623)	(6,703)
Live Oak Bancshares, Inc.	(2,341)	(55,833)
Markel Corp. (1)	(367)	(418,061)
MarketAxess Holdings, Inc.	(202)	(40,754)
MetLife, Inc.	(12,846)	(649,494)
MidSouth Bancorp, Inc.	(1,518)	(20,114)
NBT Bancorp, Inc.	(1,293)	(47,582)
New York Community Bancorp, Inc.	(27,938)	(363,753)
New York Mortgage Trust, Inc.	(24,445)	(150,826)
NI Holdings, Inc. (1)	(4,772)	(81,029)
Northfield Bancorp, Inc.	(1,794)	(30,642)
Ocwen Financial Corp. (1)	(941)	(2,945)
OFG Bancorp	(205)	(1,927)
On Deck Capital, Inc. (1)	(1,567)	(8,995)
Orchid Island Capital, Inc.	(11,348)	(105,309)
Owens Realty Mortgage, Inc.	(275)	(4,403)
PCSB Financial Corp. (1)	(5,301)	(100,984)
People's United Financial, Inc.	(31,795)	(594,567)
Pinnacle Financial Partners, Inc.	(9,040)	(599,352)
PRA Group, Inc. (1)	(610)	(20,252)
Primerica, Inc.	(494)	(50,166)
Prosperity Bancshares, Inc.	(7,201)	(504,574)

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 69

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Prudential Bancorp, Inc.	(167)	(2,939)
Redwood Trust, Inc.	(6,181)	(91,602)
RenaissanceRe Holdings, Ltd.	(917)	(115,166)
Republic First Bancorp, Inc. (1)	(8,398)	(70,963)
Resource Capital Corp.	(4,199)	(39,345)
RLI Corp.	(4,648)	(281,948)
Safeguard Scientifics, Inc. (1)	(1,160)	(12,992)
ServisFirst Bancshares, Inc.	(7,858)	(326,107)
Signature Bank/New York NY (1)	(3,009)	(413,015)
SLM Corp. (1)	(3,434)	(38,804)
South State Corp.	(171)	(14,903)
Southern National Bancorp of Virginia, Inc.	(1,575)	(25,247)
Southside Bancshares, Inc.	(1,885)	(63,487)
Starwood Property Trust, Inc.	(30,092)	(642,464)
State Auto Financial Corp.	(1,078)	(31,391)
Sterling Bancorp/DE	(12,059)	(296,651)
Stock Yards Bancorp, Inc.	(1,303)	(49,123)
TD Ameritrade Holding Corp.	(8,543)	(436,804)
Texas Capital Bancshares, Inc. (1)	(2,732)	(242,875)
TFS Financial Corp.	(41,628)	(621,922)
Tiptree, Inc.	(673)	(4,004)
Tompkins Financial Corp.	(1,225)	(99,654)
TriState Capital Holdings, Inc. (1)	(1,458)	(33,534)
Two Harbors Investment Corp.	(6,675)	(108,536)
UMB Financial Corp.	(547)	(39,340)
Union Bankshares Corp.	(1,270)	(45,936)
United Bankshares, Inc./WV	(11,249)	(390,903)
United Insurance Holdings Corp.	(1,068)	(18,423)
Validus Holdings, Ltd.	(1,771)	(83,095)
Veritex Holdings, Inc. (1)	(2,417)	(66,685)
Virtu Financial, Inc.	(1,863)	(34,093)
Virtus Investment Partners, Inc.	(653)	(75,128)
Voya Financial, Inc.	(3,640)	(180,071)
Waddell & Reed Financial, Inc.	(368)	(8,221)
Webster Financial Corp.	(4,415)	(247,946)
Westamerica Bancorporation	(6,114)	(364,089)
Western Asset Mortgage Capital Corp.	(2,637)	(26,238)
WisdomTree Investments, Inc.	(3,245)	(40,725)
WR Berkley Corp.	(306)	(21,925)
Zions Bancorporation	(796)	(40,461)
		(19,648,418)

Healthcare — (0.8%)
Abaxis, Inc.	(338)	(16,738)
Acadia Healthcare Co., Inc. (1)	(216)	(7,048)
Accelerate Diagnostics, Inc. (1)	(505)	(13,231)
Agios Pharmaceuticals, Inc. (1)	(139)	(7,947)
Akcea Therapeutics, Inc. (1)	(222)	(3,854)
Allscripts Healthcare Solutions, Inc. (1)	(709)	(10,316)
Amicus Therapeutics, Inc. (1)	(1,030)	(14,822)
Anika Therapeutics, Inc. (1)	(19)	(1,024)
Atara Biotherapeutics, Inc. (1)	(72)	(1,303)
athenahealth, Inc. (1)	(260)	(34,590)
AtriCure, Inc. (1)	(391)	(7,132)
Becton Dickinson and Co.	(2,905)	(621,844)
BioScrip, Inc. (1)	(1,725)	(5,020)
BioTime, Inc. (1)	(385)	(828)
Brookdale Senior Living, Inc. (1)	(857)	(8,313)
Capital Senior Living Corp. (1)	(366)	(4,937)
Castlight Health, Inc. (1)	(1,560)	(5,850)
Cerus Corp. (1)	(951)	(3,214)
Corindus Vascular Robotics, Inc. (1)	(1,034)	(1,044)
Dermira, Inc. (1)	(161)	(4,477)
DexCom, Inc. (1)	(1,005)	(57,677)
Dova Pharmaceuticals, Inc. (1)	(68)	(1,958)
Ensign Group, Inc./The	(100)	(2,220)
Envision Healthcare Corp. (1)	(657)	(22,706)
Evolent Health, Inc. (1)	(587)	(7,220)
G1 Therapeutics, Inc. (1)	(259)	(5,139)
Halozyme Therapeutics, Inc. (1)	(128)	(2,593)
Heron Therapeutics, Inc. (1)	(47)	(851)
Intra-Cellular Therapies, Inc. (1)	(65)	(941)
Invacare Corp.	(315)	(5,308)
iRhythm Technologies, Inc. (1)	(316)	(17,712)
Kala Pharmaceuticals, Inc. (1)	(151)	(2,792)
Karyopharm Therapeutics, Inc. (1)	(378)	(3,629)
Keryx Biopharmaceuticals, Inc. (1)	(489)	(2,274)
La Jolla Pharmaceutical Co. (1)	(137)	(4,409)
MacroGenics, Inc. (1)	(54)	(1,026)
Medicines Co./The (1)	(891)	(24,360)
Medidata Solutions, Inc. (1)	(241)	(15,272)
Natus Medical, Inc. (1)	(164)	(6,265)
NeoGenomics, Inc. (1)	(522)	(4,625)
Nevro Corp. (1)	(524)	(36,177)
Oxford Immunotec Global PLC (1)	(261)	(3,646)
Paratek Pharmaceuticals, Inc. (1)	(192)	(3,437)
Patterson Cos., Inc.	(103)	(3,721)
Penumbra, Inc. (1)	(156)	(14,680)
R1 RCM, Inc. (1)	(3,901)	(17,203)
Ra Pharmaceuticals, Inc. (1)	(108)	(918)
Rockwell Medical, Inc. (1)	(322)	(1,874)
Sienna Biopharmaceuticals, Inc. (1)	(266)	(4,828)
Sientra, Inc. (1)	(376)	(5,287)
Simulations Plus, Inc.	(203)	(3,268)

The accompanying notes are an integral part of these financial statements.

Page 70	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Surgery Partners, Inc. (1)	(84)	(1,016)
Syneos Health, Inc. (1)	(213)	(9,287)
Teladoc, Inc. (1)	(847)	(29,518)
Tenet Healthcare Corp. (1)	(118)	(1,789)
Tetraphase Pharmaceuticals, Inc. (1)	(784)	(4,939)
TG Therapeutics, Inc. (1)	(99)	(812)
Theravance Biopharma, Inc. (1)	(293)	(8,172)
Tocagen, Inc. (1)	(518)	(5,310)
Varian Medical Systems, Inc. (1)	(384)	(42,682)
ViewRay, Inc. (1)	(1,086)	(10,056)
Vocera Communications, Inc. (1)	(503)	(15,201)
vTv Therapeutics, Inc. (1)	(215)	(1,292)
Wright Medical Group NV (1)	(1,566)	(34,765)
		(1,222,387)

Industrials — (5.6%)
AAON, Inc.	(4,703)	(172,600)
Actuant Corp.	(2,683)	(67,880)
Advanced Disposal Services, Inc. (1)	(411)	(9,839)
Advanced Drainage Systems, Inc.	(1,532)	(36,538)
Alaska Air Group, Inc.	(1,218)	(89,535)
Allegiant Travel Co.	(438)	(67,781)
AMERCO	(61)	(23,053)
Ameresco, Inc. (1)	(300)	(2,580)
American Airlines Group, Inc.	(2,925)	(152,188)
American Railcar Industries, Inc.	(763)	(31,771)
AO Smith Corp.	(2,596)	(159,083)
Apogee Enterprises, Inc.	(836)	(38,230)
Arconic, Inc.	(13,729)	(374,115)
Armstrong Flooring, Inc. (1)	(1,295)	(21,911)
Astec Industries, Inc.	(332)	(19,422)
Avis Budget Group, Inc. (1)	(41)	(1,799)
Axon Enterprise, Inc. (1)	(1,626)	(43,089)
Carlisle Cos., Inc.	(312)	(35,459)
CH Robinson Worldwide, Inc.	(1,009)	(89,892)
Chart Industries, Inc. (1)	(1,001)	(46,907)
Cintas Corp.	(1,029)	(160,349)
CIRCOR International, Inc.	(565)	(27,504)
Clean Harbors, Inc. (1)	(256)	(13,875)
Colfax Corp. (1)	(1,691)	(66,997)
CompX International, Inc.	(103)	(1,370)
Covanta Holding Corp.	(3,682)	(62,226)
Cubic Corp.	(182)	(10,729)
Daseke, Inc. (1)	(1,253)	(17,905)
Deere & Co.	(520)	(81,385)
Deluxe Corp.	(200)	(15,368)
Energy Recovery, Inc. (1)	(648)	(5,670)
Equifax, Inc.	(3,166)	(373,335)
ESCO Technologies, Inc.	(261)	(15,725)
Flowserve Corp.	(4,399)	(185,330)
Franklin Covey Co. (1)	(1,337)	(27,743)
Gardner Denver Holdings, Inc. (1)	(3,408)	(115,633)
General Electric Co.	(1,666)	(29,072)
Genesee & Wyoming, Inc. (1)	(3,779)	(297,521)
Gibraltar Industries, Inc. (1)	(1,010)	(33,330)
Graham Corp.	(103)	(2,156)
HC2 Holdings, Inc. (1)	(403)	(2,398)
Healthcare Services Group, Inc.	(148)	(7,803)
Heartland Express, Inc.	(2,279)	(53,192)
HEICO Corp.	(7,174)	(676,867)
Herc Holdings, Inc. (1)	(485)	(30,366)
Hertz Global Holdings, Inc. (1)	(39)	(862)
Hudson Technologies, Inc. (1)	(1,030)	(6,252)
Huron Consulting Group, Inc. (1)	(698)	(28,234)
Huttig Building Products, Inc. (1)	(365)	(2,427)
Insteel Industries, Inc.	(248)	(7,023)
John Bean Technologies Corp.	(1,275)	(141,270)
Johnson Controls International plc	(17,343)	(660,942)
KeyW Holding Corp./The (1)	(202)	(1,186)
Kirby Corp. (1)	(177)	(11,824)
Knight-Swift Transportation Holdings, Inc.	(9,968)	(435,801)
Kratos Defense & Security Solutions, Inc. (1)	(3,566)	(37,764)
Layne Christensen Co. (1)	(654)	(8,208)
Lennox International, Inc.	(558)	(116,209)
Lindsay Corp.	(459)	(40,484)
Macquarie Infrastructure Corp.	(1,648)	(105,802)
Manitowoc Co., Inc./The (1)	(122)	(4,799)
Middleby Corp./The (1)	(399)	(53,845)
Mobile Mini, Inc.	(1,061)	(36,605)
MRC Global, Inc. (1)	(630)	(10,660)
Multi-Color Corp.	(126)	(9,431)
Navistar International Corp. (1)	(1,984)	(85,074)
Nielsen Holdings PLC	(3,602)	(131,113)
Nordson Corp.	(997)	(145,961)
Northwest Pipe Co. (1)	(685)	(13,111)
NOW, Inc. (1)	(1,110)	(12,243)
Plug Power, Inc. (1)	(1,025)	(2,419)
Proto Labs, Inc. (1)	(152)	(15,656)
Raven Industries, Inc.	(331)	(11,370)
RBC Bearings, Inc. (1)	(51)	(6,446)
REV Group, Inc.	(2,469)	(80,317)
Roadrunner Transportation Systems, Inc. (1)	(665)	(5,127)

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 71

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Roper Technologies, Inc.	(2,526)	(654,234)
Sensata Technologies Holding NV (1)	(177)	(9,046)
Simpson Manufacturing Co., Inc.	(269)	(15,443)
SiteOne Landscape Supply, Inc. (1)	(134)	(10,278)
SkyWest, Inc.	(761)	(40,409)
Snap-on, Inc.	(755)	(131,597)
Spirit Airlines, Inc. (1)	(2,112)	(94,723)
Stericycle, Inc. (1)	(718)	(48,817)
Sun Hydraulics Corp.	(18)	(1,164)
Sunrun, Inc. (1)	(2,205)	(13,010)
Tennant Co.	(484)	(35,163)
Titan International, Inc.	(1,713)	(22,063)
TransDigm Group, Inc.	(2,219)	(609,382)
Tutor Perini Corp. (1)	(34)	(862)
Twin Disc, Inc. (1)	(225)	(5,978)
Verisk Analytics, Inc. (1)	(2,158)	(207,168)
Vivint Solar, Inc. (1)	(330)	(1,337)
Wabtec Corp./DE	(6,482)	(527,829)
WageWorks, Inc. (1)	(1,768)	(109,616)
Welbilt, Inc. (1)	(3,346)	(78,664)
Wesco Aircraft Holdings, Inc. (1)	(259)	(1,917)
Willdan Group, Inc. (1)	(162)	(3,878)
		(8,648,564)

Information Technology — (5.2%)
2U, Inc. (1)	(329)	(21,224)
3D Systems Corp. (1)	(165)	(1,426)
A10 Networks, Inc. (1)	(767)	(5,921)
ACI Worldwide, Inc. (1)	(424)	(9,612)
Acxiom Corp. (1)	(3,526)	(97,177)
Advanced Micro Devices, Inc. (1)	(11,775)	(121,047)
Altaba, Inc. (1)	(6,944)	(485,038)
Alteryx, Inc. (1)	(252)	(6,368)
Analog Devices, Inc.	(7,317)	(651,433)
Automatic Data Processing, Inc.	(5,560)	(651,576)
AXT, Inc. (1)	(450)	(3,915)
Belden, Inc.	(624)	(48,154)
Benefitfocus, Inc. (1)	(324)	(8,748)
Black Knight, Inc. (1)	(4,057)	(179,117)
Blackbaud, Inc.	(830)	(78,427)
Blackhawk Network Holdings, Inc. (1)	(451)	(16,078)
Blackline, Inc. (1)	(1,389)	(45,559)
Box, Inc. (1)	(493)	(10,412)
Cars.com, Inc. (1)	(1,443)	(41,616)
Cavium, Inc. (1)	(62)	(5,197)
Cloudera, Inc. (1)	(2,175)	(35,931)
Conduent, Inc. (1)	(6,370)	(102,939)
Cornerstone OnDemand, Inc. (1)	(236)	(8,338)
Coupa Software, Inc. (1)	(106)	(3,309)
Cree, Inc. (1)	(806)	(29,935)
Digimarc Corp. (1)	(320)	(11,568)
Ebix, Inc.	(382)	(30,274)
Ellie Mae, Inc. (1)	(778)	(69,553)
Fidelity National Information Services, Inc.	(875)	(82,329)
FireEye, Inc. (1)	(6,860)	(97,412)
Fitbit, Inc. (1)	(2,116)	(12,082)
Gartner, Inc. (1)	(5,263)	(648,138)
Global Payments, Inc.	(1,916)	(192,060)
Glu Mobile, Inc. (1)	(284)	(1,034)
Gogo, Inc. (1)	(964)	(10,874)
GrubHub, Inc. (1)	(212)	(15,222)
GSI Technology, Inc. (1)	(1,202)	(9,568)
GTT Communications, Inc. (1)	(211)	(9,906)
Guidewire Software, Inc. (1)	(221)	(16,411)
Harmonic, Inc. (1)	(225)	(945)
Hortonworks, Inc. (1)	(525)	(10,558)
HubSpot, Inc. (1)	(740)	(65,416)
Immersion Corp. (1)	(265)	(1,871)
Impinj, Inc. (1)	(86)	(1,938)
Infinera Corp. (1)	(3,444)	(21,801)
Inphi Corp. (1)	(1,405)	(51,423)
Internap Corp. (1)	(190)	(2,985)
Iteris, Inc. (1)	(115)	(802)
Jack Henry & Associates, Inc.	(492)	(57,544)
Keysight Technologies, Inc. (1)	(554)	(23,046)
Knowles Corp. (1)	(3,217)	(47,161)
Kopin Corp. (1)	(2,788)	(8,922)
Leaf Group, Ltd. (1)	(1,455)	(14,405)
MACOM Technology Solutions Holdings, Inc. (1)	(393)	(12,788)
Match Group, Inc. (1)	(1,667)	(52,194)
MaxLinear, Inc. (1)	(1,352)	(35,720)
Maxwell Technologies, Inc. (1)	(780)	(4,493)
Mesa Laboratories, Inc.	(65)	(8,080)
Microchip Technology, Inc.	(7,375)	(648,115)
MicroVision, Inc. (1)	(1,166)	(1,901)
MINDBODY, Inc. (1)	(252)	(7,673)
MobileIron, Inc. (1)	(712)	(2,777)
Model N, Inc. (1)	(1,442)	(22,712)
Monolithic Power Systems, Inc.	(148)	(16,629)
MTS Systems Corp.	(201)	(10,794)
Napco Security Technologies, Inc. (1)	(134)	(1,173)
Nutanix, Inc. (1)	(571)	(20,145)
Okta, Inc. (1)	(1,147)	(29,375)

The accompanying notes are an integral part of these financial statements.

Page 72	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Park City Group, Inc. (1)	(446)	(4,259)
Paychex, Inc.	(3,010)	(204,921)
Paycom Software, Inc. (1)	(359)	(28,838)
Paylocity Holding Corp. (1)	(712)	(33,578)
PDF Solutions, Inc. (1)	(475)	(7,458)
Presidio, Inc. (1)	(616)	(11,809)
Proofpoint, Inc. (1)	(2,108)	(187,211)
PROS Holdings, Inc. (1)	(621)	(16,425)
PTC, Inc. (1)	(80)	(4,862)
Quantenna Communications, Inc. (1)	(246)	(3,001)
Rapid7, Inc. (1)	(458)	(8,546)
RealNetworks, Inc. (1)	(2,904)	(9,932)
Sabre Corp.	(3,528)	(72,324)
salesforce.com, Inc. (1)	(6,262)	(640,164)
SecureWorks Corp. (1)	(862)	(7,646)
Sigma Designs, Inc. (1)	(1,313)	(9,125)
Silver Spring Networks, Inc. (1)	(461)	(7,487)
Splunk, Inc. (1)	(1,849)	(153,171)
Square, Inc. (1)	(2,955)	(102,450)
SunPower Corp. (1)	(244)	(2,057)
Systemax, Inc.	(30)	(998)
Tableau Software, Inc. (1)	(344)	(23,805)
Telenav, Inc. (1)	(1,781)	(9,796)
Teradata Corp. (1)	(1,341)	(51,575)
Trade Desk, Inc./The (1)	(162)	(7,408)
TrueCar, Inc. (1)	(199)	(2,229)
Tucows, Inc. (1)	(466)	(32,643)
Twilio, Inc. (1)	(740)	(17,464)
Tyler Technologies, Inc. (1)	(95)	(16,820)
Ultimate Software Group, Inc./The (1)	(475)	(103,659)
Veeco Instruments, Inc. (1)	(237)	(3,519)
VeriFone Systems, Inc. (1)	(799)	(14,150)
ViaSat, Inc. (1)	(3,338)	(249,849)
WEX, Inc. (1)	(2,399)	(338,811)
Workday, Inc. (1)	(4,806)	(488,962)
Yext, Inc. (1)	(729)	(8,770)
Zendesk, Inc. (1)	(578)	(19,560)
Zillow Group, Inc. (1)	(2,615)	(107,006)
		(8,070,602)

Materials — (3.3%)
AgroFresh Solutions, Inc. (1)	(1,421)	(10,515)
AK Steel Holding Corp. (1)	(263)	(1,489)
Albemarle Corp.	(635)	(81,210)
Allegheny Technologies, Inc. (1)	(611)	(14,750)
Ampco-Pittsburgh Corp.	(382)	(4,737)
AptarGroup, Inc.	(82)	(7,075)
Ashland Global Holdings, Inc.	(4,443)	(316,342)
Balchem Corp.	(3,076)	(247,926)
Ball Corp.	(15,372)	(581,830)
Bemis Co., Inc.	(238)	(11,374)
Calgon Carbon Corp.	(612)	(13,036)
Carpenter Technology Corp.	(221)	(11,269)
Century Aluminum Co. (1)	(153)	(3,005)
CF Industries Holdings, Inc.	(1,435)	(61,045)
Clearwater Paper Corp. (1)	(51)	(2,315)
Codexis, Inc. (1)	(1,330)	(11,106)
Coeur Mining, Inc. (1)	(614)	(4,605)
Compass Minerals International, Inc.	(1,060)	(76,585)
Ecolab, Inc.	(4,683)	(628,365)
Ferroglobe PLC Contingent Value Rights (1) (8)	(2,326)	0
FMC Corp.	(686)	(64,937)
GCP Applied Technologies, Inc. (1)	(2,237)	(71,360)
Gold Resource Corp.	(213)	(937)
Greif, Inc.	(1,864)	(112,921)
Haynes International, Inc.	(501)	(16,057)
Hecla Mining Co.	(2,303)	(9,143)
International Paper Co.	(11,308)	(655,186)
Intrepid Potash, Inc. (1)	(2,553)	(12,152)
Klondex Mines, Ltd. (1)	(1,784)	(4,656)
KMG Chemicals, Inc.	(123)	(8,128)
LSB Industries, Inc. (1)	(534)	(4,678)
Martin Marietta Materials, Inc.	(700)	(154,728)
Mosaic Co./The	(5,420)	(139,077)
PH Glatfelter Co.	(1,518)	(32,546)
Platform Specialty Products Corp. (1)	(249)	(2,470)
Ramaco Resources, Inc. (1)	(456)	(3,137)
Sealed Air Corp.	(6,750)	(332,775)
Sherwin-Williams Co./The	(1,496)	(613,420)
Sonoco Products Co.	(3,204)	(170,261)
TimkenSteel Corp. (1)	(1,128)	(17,134)
Trecora Resources (1)	(1,180)	(15,930)
Vulcan Materials Co.	(4,812)	(617,716)
Warrior Met Coal, Inc.	(92)	(2,314)
		(5,150,242)

Real Estate Investment Trust — (1.7%)
Acadia Realty Trust	(785)	(21,478)
American Campus Communities, Inc.	(3,350)	(137,451)
CBRE Group, Inc. (1)	(7,616)	(329,849)
Colony NorthStar, Inc.	(6,574)	(75,009)
Crown Castle International Corp.	(5,392)	(598,566)
CyrusOne, Inc.	(70)	(4,167)

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 73

Schedule of Investments
December 31, 2017

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Digital Realty Trust, Inc.	(3,779)	(430,428)
Equinix, Inc.	(291)	(131,887)
Equity Commonwealth (1)	(2,646)	(80,729)
Forestar Group, Inc. (1)	(449)	(9,878)
Four Corners Property Trust, Inc.	(1,000)	(25,700)
GEO Group, Inc./The	(1,444)	(34,078)
Getty Realty Corp.	(606)	(16,459)
Government Properties Income Trust	(2,949)	(54,674)
Hersha Hospitality Trust	(352)	(6,125)
HFF, Inc.	(840)	(40,858)
Highwoods Properties, Inc.	(3,550)	(180,731)
InfraREIT, Inc.	(292)	(5,425)
iStar, Inc. (1)	(303)	(3,424)
Mack-Cali Realty Corp.	(454)	(9,788)
Maui Land & Pineapple Co., Inc. (1)	(271)	(4,688)
Medical Properties Trust, Inc.	(618)	(8,516)
Paramount Group, Inc.	(234)	(3,709)
Preferred Apartment Communities, Inc.	(178)	(3,605)
Rayonier, Inc.	(2,431)	(76,893)
Regency Centers Corp.	(2,998)	(207,402)
RMR Group, Inc./The	(174)	(10,318)
Safety, Inc.ome & Growth, Inc.	(4,141)	(72,882)
Terreno Realty Corp.	(970)	(34,008)
Transcontinental Realty Investors, Inc. (1)	(86)	(2,694)
UMH Properties, Inc.	(210)	(3,129)
Urban Edge Properties	(1,772)	(45,168)
		(2,669,716)

Telecommunication Services — (0.4%)
Boingo Wireless, Inc. (1)	(60)	(1,350)
Globalstar, Inc. (1)	(2,135)	(2,797)
Iridium Communications, Inc. (1)	(1,420)	(16,756)
Shenandoah Telecommunications Co.	(744)	(25,147)
Sprint Corp. (1)	(90,011)	(530,165)
United States Cellular Corp. (1)	(141)	(5,306)
		(581,521)

Utilities — (3.8%)
Alliant Energy Corp.	(13,445)	(572,891)
Aqua America, Inc.	(1,967)	(77,165)
AquaVenture Holdings, Ltd. (1)	(379)	(5,882)
Avista Corp.	(945)	(48,658)
Black Hills Corp.	(4,586)	(275,664)
Cadiz, Inc. (1)	(1,199)	(17,086)
Chesapeake Utilities Corp.	(221)	(17,360)
Connecticut Water Service, Inc.	(419)	(24,055)
Dominion Energy, Inc. (1)	(8,082)	(655,127)
Global Water Resources, Inc.	(1,344)	(12,553)
Great Plains Energy, Inc.	(12,036)	(388,041)
Hawaiian Electric Industries, Inc.	(16,568)	(598,933)
MGE Energy, Inc.	(269)	(16,974)
NiSource, Inc.	(25,829)	(663,030)
Public Service Enterprise Group, Inc.	(6,702)	(345,153)
Pure Cycle Corp. (1)	(1,122)	(9,369)
Sempra Energy	(5,123)	(547,751)
South Jersey Industries, Inc.	(4,711)	(147,125)
Southern Co./The	(13,568)	(652,485)
TerraForm Power, Inc.	(1,059)	(12,666)
Westar Energy, Inc.	(5,729)	(302,491)
WGL Holdings, Inc.	(5,698)	(489,098)
		(5,879,557)

Total Securities Sold Short (Proceeds Received $59,362,567)		(62,041,798)

Trustee Deferred Compensation (7)
Meeder Aggressive Allocation Fund	442	4,619
Meeder Balanced Fund	250	2,903
Meeder Dynamic Allocation Fund	160	1,736
Meeder Muirfield Fund	303	2,285
Meeder Conservative Allocation Fund	72	1,623
Total Trustee Deferred Compensation (Cost $12,572)		13,166

The accompanying notes are an integral part of these financial statements.

Page 74	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Spectrum Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	89	3/16/2018	9,102,475	140,375
Mini MSCI Emerging Markets Index Futures	26	3/16/2018	1,512,810	60,018
Standard & Poors 500 Mini Futures	354	3/16/2018	47,365,200	465,855
Total Futures Contracts	469		57,980,485	666,248

(1)	Represents non-income producing securities.
(2)	All or a portion of the security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2017.
(4)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on December 31, 2017 was $63,145,588.
(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(6)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(7)	Assets of affiliates to the Spectrum Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(8)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 75

Schedule of Investments
December 31, 2017

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 92.5%
Consumer Discretionary — 32.5%
Aaron's, Inc.	22,878	911,688
Adtalem Global Education, Inc.	23,457	986,367
AutoNation, Inc. (1)	19,104	980,608
Bed Bath & Beyond, Inc.	2,295	50,467
Big Lots, Inc.	14,576	818,442
BorgWarner, Inc.	18,556	948,026
Chico's FAS, Inc.	14,560	128,419
Darden Restaurants, Inc.	10,064	966,345
Deckers Outdoor Corp. (1)	13,213	1,060,343
Gap, Inc./The	32,614	1,110,833
Goodyear Tire & Rubber Co./The	23,708	766,005
H&R Block, Inc.	31,834	834,687
Hanesbrands, Inc.	33,930	709,476
Helen of Troy, Ltd. (1)	8,666	834,969
International Speedway Corp.	19,888	792,537
KB Home	46,291	1,478,997
Kohl's Corp.	14,821	803,743
Leggett & Platt, Inc.	14,973	714,661
Michael Kors Holdings, Ltd. (1)	17,028	1,071,913
New York Times Co./The	55,027	1,018,000
News Corp.	63,862	1,035,203
Nordstrom, Inc.	15,269	723,445
PulteGroup, Inc.	39,818	1,323,949
PVH Corp.	8,110	1,112,773
Ralph Lauren Corp.	8,103	840,200
RH (1)	23,839	2,055,160
Signet Jewelers, Ltd.	7,764	439,054
Sotheby's (1)	18,361	947,428
TEGNA, Inc.	34,215	481,747
TRI Pointe Group, Inc. (1)	47,809	856,737
TripAdvisor, Inc. (1)	18,291	630,308
Urban Outfitters, Inc. (1)	6,347	222,526
Vista Outdoor, Inc. (1)	37,352	544,219
Wyndham Worldwide Corp.	9,583	1,110,382
Wynn Resorts, Ltd.	8,460	1,426,271
		30,735,928

Consumer Staples — 1.3%
Boston Beer Co., Inc./The (1)	4,309	823,450
Dean Foods Co.	33,602	388,439
		1,211,889

Energy — 3.6%
Dril-Quip, Inc. (1)	12,188	581,368
Helmerich & Payne, Inc.	9,456	611,236
Murphy Oil Corp.	33,396	1,036,946
Newfield Exploration Co. (1)	18,071	569,779
Oil States International, Inc. (1)	52	1,472
Range Resources Corp.	37,492	639,614
		3,440,415

Financials — 5.6%
Assurant, Inc.	7,881	794,720
Kemper Corp.	16,521	1,138,297
Leucadia National Corp.	31,478	833,852
People's United Financial, Inc.	40,879	764,437
Torchmark Corp.	9,922	900,025
Wells Fargo & Co. Preferred (1) (5)	1	0
Zions Bancorporation	17,004	864,313
		5,295,644

Healthcare — 10.0%
Allscripts Healthcare Solutions, Inc. (1)	71,681	1,042,959
Cooper Cos., Inc./The	4,184	911,610
Endo International PLC (1)	44,436	344,379
Envision Healthcare Corp. (1)	14,205	490,925
Halyard Health, Inc. (1)	19,791	913,948
LifePoint Health, Inc. (1)	12,885	641,673
LivaNova PLC (1)	13,380	1,069,330
Mallinckrodt PLC (1)	14,690	331,406
Owens & Minor, Inc.	20,738	391,533
Patterson Cos., Inc.	19,385	700,380
PerkinElmer, Inc.	14,034	1,026,166
Tenet Healthcare Corp. (1)	49,317	747,646
Varian Medical Systems, Inc. (1)	8,152	906,095
		9,518,050

Industrials — 14.8%
Allegion PLC	11,435	909,769
Dun & Bradstreet Corp./The	6,032	714,249
Flowserve Corp.	21,658	912,452
Fluor Corp.	13,935	719,743
Fortune Brands Home & Security, Inc.	13,690	936,944
FTI Consulting, Inc. (1)	16,235	697,456
Granite Construction, Inc.	15,813	1,003,019
Herman Miller, Inc.	21,399	857,030
Jacobs Engineering Group, Inc.	12,840	846,926
NOW, Inc. (1)	35,753	394,356
Quanta Services, Inc. (1)	21,000	821,310
Robert Half International, Inc.	15,003	833,267
Ryder System, Inc.	9,832	827,559
Stericycle, Inc. (1)	9,606	653,112
Triumph Group, Inc.	27,617	751,182

The accompanying notes are an integral part of these financial statements.

Page 76	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Werner Enterprises, Inc.	27,156	1,049,579
Xylem, Inc./NY	14,779	1,007,928
		13,935,881

Information Technology — 11.9%
ACI Worldwide, Inc. (1)	40,323	914,122
Acxiom Corp. (1)	27,308	752,608
Cars.com, Inc. (1)	11,404	328,891
CommVault Systems, Inc. (1)	14,239	747,548
Convergys Corp.	29,799	700,277
First Solar, Inc. (1)	22,495	1,518,861
FLIR Systems, Inc.	20,223	942,796
Plantronics, Inc.	13,365	673,329
Teradata Corp. (1)	17,536	674,435
Total System Services, Inc.	14,927	1,180,576
VeriFone Systems, Inc. (1)	45,967	814,076
VeriSign, Inc. (1)	9,621	1,101,027
Xerox Corp.	29,274	853,337
		11,201,883

Materials — 4.5%
Avery Dennison Corp.	10,422	1,197,071
CF Industries Holdings, Inc.	23,135	984,163
FMC Corp.	12,940	1,224,900
Sealed Air Corp.	17,948	884,836
		4,290,970

Real Estate Investment Trust — 3.0%
Alexander & Baldwin, Inc.	16,311	452,467
Apartment Investment & Management Co.	16,103	703,862
Iron Mountain, Inc.	22,533	850,170
Potlatch Corp.	17,572	876,843
		2,883,342

Telecommunication Services — 0.1%
Frontier Communications Corp.	14,435	97,581
		97,581

Utilities — 5.2%
AES Corp./VA	62,983	682,106
Alliant Energy Corp.	20,763	884,711
NiSource, Inc.	33,056	848,548
NRG Energy, Inc.	59,695	1,700,114
Pinnacle West Capital Corp.	9,379	798,903
		4,914,382

Total Common Stocks (Cost $68,143,140)		87,525,965

Money Market Registered Investment Companies — 5.5%
Meeder Institutional Prime Money Market Fund, 1.32% (2)	5,258,514	5,257,988
Total Money Market Registered Investment Companies (Cost $5,258,349)		5,257,988

Bank Obligations — 1.5%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (3)	248,989	248,989
First Merchants Bank Deposit Account, 1.00%, 1/2/2018 (3)	248,190	248,190
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (3)	220,090	220,090
Pacific Mercantile Bank Deposit Account, 1.21%, 1/2/2018 (3)	249,127	249,127
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (3)	249,199	249,199
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (3)	249,000	249,000
Trans Pacific National Bank Deposit Account, 1.00%, 1/2/2018 (3)	184	184
Total Bank Obligations (Cost $1,464,779)		1,464,779
Total Investments — 99.5% (Cost $74,866,268)		94,248,732
Other Assets less Liabilities — 0.5%		515,813
Total Net Assets — 100.0%		94,764,545

Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	1,747	18,256
Meeder Balanced Fund	892	10,356
Meeder Dynamic Allocation Fund	611	6,629
Meeder Muirfield Fund	876	6,605
Meeder Conservative Allocation Fund	249	5,612
Total Trustee Deferred Compensation (Cost $42,016)		47,458

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 77

Schedule of Investments
December 31, 2017

Quantex Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
E-mini Standard & Poors MidCap 400 Futures	37	3/16/2018	7,038,880	53,886
Total Futures Contracts	37		7,038,880	53,886

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(5)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

Page 78	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 25.6%
Consumer Discretionary — 2.5%
1-800-Flowers.com, Inc. (1)	3	32
Amazon.com, Inc. (1)	88	102,913
Asbury Automotive Group, Inc. (1)	30	1,920
Bassett Furniture Industries, Inc.	23	865
Beazer Homes USA, Inc. (1)	29	557
Bed Bath & Beyond, Inc.	99	2,177
Best Buy Co., Inc.	101	6,915
Big Lots, Inc.	92	5,166
Bloomin' Brands, Inc.	79	1,686
Bridgepoint Education, Inc. (1)	91	755
Buckle, Inc./The	2	48
Buffalo Wild Wings, Inc. (1)	4	625
Cambium Learning Group, Inc. (1)	94	534
Carter's, Inc.	22	2,585
Cato Corp./The	62	987
Century Casinos, Inc. (1)	130	1,187
Chico's FAS, Inc.	55	485
Children's Place, Inc./The	10	1,454
Citi Trends, Inc.	30	794
Comcast Corp.	528	21,146
Cooper-Standard Holdings, Inc. (1)	35	4,288
Dana, Inc.	129	4,129
Dollar General Corp.	584	54,318
Dollar Tree, Inc. (1)	457	49,041
DSW, Inc.	16	343
Entravision Communications Corp.	69	493
Extended Stay America, Inc.	54	1,026
Finish Line, Inc./The	29	421
Francesca's Holdings Corp. (1)	34	249
FTD Cos., Inc. (1)	17	122
GameStop Corp.	165	2,962
Gannett Co., Inc.	140	1,623
Gap, Inc./The	53	1,805
General Motors Co.	1,451	59,476
GNC Holdings, Inc.	26	96
Grand Canyon Education, Inc. (1)	36	3,223
Gray Television, Inc. (1)	38	637
Hamilton Beach Brands Holding Co.	13	334
Haverty Furniture Cos., Inc.	36	815
Hibbett Sports, Inc. (1)	19	388
Home Depot, Inc./The	498	94,386
Hooker Furniture Corp.	29	1,231
HSN, Inc.	23	928
Iconix Brand Group, Inc. (1)	40	52
J Alexander's Holdings, Inc. (1)	56	543
J. Jill, Inc. (1)	83	647
Kirkland's, Inc. (1)	27	323
Kohl's Corp.	66	3,579
La-Z-Boy, Inc.	12	374
Lear Corp.	174	30,739
Liberty Interactive Corp. QVC Group (1)	200	4,884
Liberty TripAdvisor Holdings, Inc. (1)	25	236
Live Nation Entertainment, Inc. (1)	79	3,363
MCBC Holdings, Inc. (1)	29	644
MDC Partners, Inc. (1)	15	146
Michael Kors Holdings, Ltd. (1)	171	10,764
Michaels Cos., Inc./The (1)	38	919
Modine Manufacturing Co. (1)	62	1,252
Monarch Casino & Resort, Inc. (1)	10	448
New Media Investment Group, Inc.	52	873
NVR, Inc. (1)	3	10,525
Office Depot, Inc.	543	1,922
Overstock.com, Inc. (1)	5	320
Penn National Gaming, Inc. (1)	152	4,762
PetMed Express, Inc.	1	46
Pier 1 Imports, Inc.	221	915
Pinnacle Entertainment, Inc. (1)	92	3,011
PulteGroup, Inc.	554	18,421
RCI Hospitality Holdings, Inc.	15	420
Regis Corp. (1)	22	338
RH (1)	8	690
Ross Stores, Inc.	109	8,747
Ruth's Hospitality Group, Inc.	10	217
Scientific Games Corp. (1)	1	51
Shoe Carnival, Inc.	10	268
Signet Jewelers, Ltd.	23	1,301
Skechers U.S.A., Inc. (1)	88	3,330
Sleep Number Corp. (1)	56	2,105
Stoneridge, Inc. (1)	72	1,646
Tailored Brands, Inc.	20	437
Target Corp.	212	13,833
Taylor Morrison Home Corp. (1)	184	4,502
Thor Industries, Inc.	62	9,345
Tilly's, Inc.	40	590
Time, Inc.	25	461
TopBuild Corp. (1)	6	454
Tower International, Inc.	42	1,283
Townsquare Media, Inc. (1)	44	338
tronc, Inc. (1)	66	1,161
VF Corp.	384	28,416
Weight Watchers International, Inc. (1)	1	44
Weyco Group, Inc.	11	327
Yum China Holdings, Inc.	12	480

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 79

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ZAGG, Inc. (1)	18	332
		615,989

Consumer Staples — 1.6%
Archer-Daniels-Midland Co.	194	7,776
Costco Wholesale Corp.	216	40,202
CVS Health Corp.	890	64,525
Estee Lauder Cos., Inc./The	314	39,953
Kroger Co./The	116	3,184
Lamb Weston Holdings, Inc.	35	1,976
Medifast, Inc.	1	70
Nu Skin Enterprises, Inc.	16	1,092
PepsiCo, Inc.	429	51,446
Performance Food Group Co. (1)	197	6,521
Pilgrim's Pride Corp. (1)	52	1,615
Rite Aid Corp. (1)	152	299
Sanderson Farms, Inc.	14	1,943
Sprouts Farmers Market, Inc. (1)	90	2,192
Sysco Corp.	144	8,745
Tyson Foods, Inc.	653	52,939
USANA Health Sciences, Inc. (1)	5	370
Village Super Market, Inc.	119	2,729
Walgreens Boots Alliance, Inc.	860	62,453
Wal-Mart Stores, Inc.	648	63,990
Weis Markets, Inc.	23	952
		414,972

Energy — 1.5%
Abraxas Petroleum Corp. (1)	168	413
Andeavor	226	25,841
Arch Coal, Inc.	9	838
Cabot Oil & Gas Corp.	374	10,696
Chevron Corp.	311	38,934
Cloud Peak Energy, Inc. (1)	11	49
CONSOL Energy, Inc. (1)	17	672
CVR Energy, Inc.	44	1,639
Delek US Holdings, Inc.	84	2,935
Evolution Petroleum Corp.	7	48
Exterran Corp. (1)	120	3,773
Exxon Mobil Corp.	879	73,520
HollyFrontier Corp.	102	5,224
Mammoth Energy Services, Inc. (1)	10	196
Marathon Petroleum Corp.	832	54,895
Matrix Service Co. (1)	77	1,371
McDermott International, Inc. (1)	587	3,862
Midstates Petroleum Co., Inc. (1)	98	1,625
Natural Gas Services Group, Inc. (1)	18	472
Pacific Ethanol, Inc. (1)	26	118
Par Pacific Holdings, Inc. (1)	64	1,234
PBF Energy, Inc.	111	3,935
Peabody Energy Corp. (1)	12	472
Phillips 66	575	58,161
RigNet, Inc. (1)	20	299
RPC, Inc.	305	7,787
SandRidge Energy, Inc. (1)	103	2,170
SilverBow Resources, Inc. (1)	44	1,308
Stone Energy Corp. (1)	22	708
Unit Corp. (1)	39	858
Valero Energy Corp.	625	57,444
W&T Offshore, Inc. (1)	347	1,149
Westmoreland Coal Co. (1)	184	223
World Fuel Services Corp.	59	1,660
		364,529

Financials — 4.0%
AG Mortgage Investment Trust, Inc.	4	76
American Equity Investment Life Holding Co.	195	5,992
Annaly Capital Management, Inc.	1,037	12,330
Artisan Partners Asset Management, Inc.	50	1,975
Banco Latinoamericano de Comercio Exterior SA	130	3,497
Bank of America Corp.	3,424	101,076
Bank of New York Mellon Corp./The	1,125	60,593
BB&T Corp.	1,145	56,929
Berkshire Hathaway, Inc. (1)	643	127,455
BGC Partners, Inc.	291	4,397
Cannae Holdings, Inc. (1)	153	2,606
Central Valley Community Bancorp	13	262
Century Bancorp, Inc./MA	23	1,800
Citigroup, Inc.	1,260	93,757
CNB Financial Corp./PA	43	1,128
Community Bankers Trust Corp. (1)	3	24
Dynex Capital, Inc.	68	477
Eagle Bancorp, Inc. (1)	3	174
Encore Capital Group, Inc. (1)	11	463
Enova International, Inc. (1)	52	790
Essent Group, Ltd. (1)	123	5,341
Evercore, Inc.	80	7,200
EZCORP, Inc. (1)	10	122
Fidelity Southern Corp.	161	3,510
Fifth Third Bancorp	1,732	52,549
First American Financial Corp.	85	4,763
First Bancorp/Southern Pines NC	238	8,404

The accompanying notes are an integral part of these financial statements.

Page 80	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
First Busey Corp.	247	7,395
First Mid-Illinois Bancshares, Inc.	30	1,156
FirstCash, Inc.	19	1,282
Genworth Financial, Inc. (1)	116	361
Great Southern Bancorp, Inc.	25	1,291
Green Dot Corp. (1)	9	542
Health Insurance Innovations, Inc. (1)	12	299
Heritage Commerce Corp.	228	3,493
Houlihan Lokey, Inc.	158	7,178
Huntington Bancshares, Inc./OH	3,539	51,528
INTL. FCStone, Inc. (1)	10	425
Invesco Mortgage Capital, Inc.	169	3,013
JPMorgan Chase & Co.	766	81,916
Kemper Corp.	6	413
Lazard, Ltd.	80	4,200
LendingTree, Inc. (1)	1	340
MGIC Investment Corp. (1)	690	9,736
Moelis & Co.	66	3,201
MSCI, Inc.	11	1,392
MutualFirst Financial, Inc.	15	578
New Residential Investment Corp.	1,504	26,892
NewStar Financial, Inc. Contingent Value Rights (1)(5)	8	0
Nicolet Bankshares, Inc. (1)	38	2,080
NMI Holdings, Inc. (1)	102	1,734
Northeast Bancorp	33	764
Northrim BanCorp, Inc.	61	2,065
Oppenheimer Holdings, Inc.	33	884
Pacific Mercantile Bancorp (1)	29	254
PennyMac Financial Services, Inc. (1)	111	2,481
People's Utah Bancorp	34	1,030
Piper Jaffray Cos.	5	431
PNC Financial Services Group, Inc./The	359	51,800
Premier Financial Bancorp, Inc.	70	1,406
Provident Financial Holdings, Inc.	71	1,306
Pzena Investment Management, Inc.	56	598
Radian Group, Inc.	251	5,173
Regions Financial Corp.	3,043	52,583
Riverview Bancorp, Inc.	76	659
SEI Investments Co.	65	4,671
Shore Bancshares, Inc.	48	802
Stewart Information Services Corp.	27	1,142
Sutherland Asset Management Corp.	80	1,212
T Rowe Price Group, Inc.	348	36,516
Third Point Reinsurance, Ltd. (1)	13	190
Timberland Bancorp, Inc./WA	31	823
TriCo Bancshares	149	5,641
Triumph Bancorp, Inc. (1)	55	1,733
Umpqua Holdings Corp.	498	10,358
Univest Corp of Pennsylvania	3	84
Wells Fargo & Co.	939	56,969
		1,009,710

Healthcare — 4.7%
Abbott Laboratories	726	41,433
AbbVie, Inc.	591	57,156
Abeona Therapeutics, Inc. (1)	14	222
ABIOMED, Inc. (1)	60	11,245
Acorda Therapeutics, Inc. (1)	36	772
Adamas Pharmaceuticals, Inc. (1)	10	339
Aerie Pharmaceuticals, Inc. (1)	3	179
Aetna, Inc.	341	61,513
Agilent Technologies, Inc.	462	30,940
Aimmune Therapeutics, Inc. (1)	1	38
Alexion Pharmaceuticals, Inc. (1)	52	6,219
Align Technology, Inc. (1)	58	12,887
Alnylam Pharmaceuticals, Inc. (1)	66	8,385
AMAG Pharmaceuticals, Inc. (1)	33	437
Amgen, Inc.	176	30,606
AnaptysBio, Inc. (1)	5	504
ANI Pharmaceuticals, Inc. (1)	5	322
Anthem, Inc.	273	61,428
Arena Pharmaceuticals, Inc. (1)	8	272
Assembly Biosciences, Inc. (1)	5	226
Audentes Therapeutics, Inc. (1)	3	94
Baxter International, Inc.	856	55,332
Biogen, Inc. (1)	130	41,414
Bio-Rad Laboratories, Inc. (1)	4	955
Bioverativ, Inc. (1)	88	4,745
Bluebird Bio, Inc. (1)	17	3,028
Blueprint Medicines Corp. (1)	23	1,734
Bristol-Myers Squibb Co.	1,169	71,636
Bruker Corp.	33	1,133
Calithera Biosciences, Inc. (1)	25	209
Catalent, Inc. (1)	143	5,874
Catalyst Pharmaceuticals, Inc. (1)	68	266
Celgene Corp. (1)	63	6,575
Centene Corp. (1)	226	22,799
Cerner Corp. (1)	561	37,806
Chemed Corp.	5	1,215
Cigna Corp.	292	59,302
Conatus Pharmaceuticals, Inc. (1)	9	42
Concert Pharmaceuticals, Inc. (1)	11	285
Corcept Therapeutics, Inc. (1)	83	1,499

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 81

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CorVel Corp. (1)	31	1,640
Cutera, Inc. (1)	4	181
Cytokinetics, Inc. (1)	5	41
CytomX Therapeutics, Inc. (1)	40	844
Dynavax Technologies Corp. (1)	38	711
Eagle Pharmaceuticals, Inc./DE (1)	3	160
Editas Medicine, Inc. (1)	4	123
Emergent BioSolutions, Inc. (1)	67	3,113
Enanta Pharmaceuticals, Inc. (1)	20	1,174
Encompass Health Corp. (1)	65	3,212
Endo International PLC (1)	34	264
Enzo Biochem, Inc. (1)	118	962
Esperion Therapeutics, Inc. (1)	11	724
Exact Sciences Corp. (1)	153	8,039
Exactech, Inc. (1)	3	148
Exelixis, Inc. (1)	66	2,006
FibroGen, Inc. (1)	85	4,029
FONAR Corp. (1)	2	49
Foundation Medicine, Inc. (1)	4	273
Genomic Health, Inc. (1)	61	2,086
Gilead Sciences, Inc.	427	30,590
Global Blood Therapeutics, Inc. (1)	2	79
Haemonetics Corp. (1)	15	871
Hill-Rom Holdings, Inc.	52	4,383
Humana, Inc.	229	56,808
Ignyta, Inc. (1)	3	80
Immunomedics, Inc. (1)	3	48
Impax Laboratories, Inc. (1)	8	133
Inogen, Inc. (1)	1	119
Insmed, Inc. (1)	7	218
Integer Holdings Corp. (1)	50	2,265
Intellia Therapeutics, Inc. (1)	15	288
Intersect ENT, Inc. (1)	31	1,004
Intuitive Surgical, Inc. (1)	157	57,296
Ionis Pharmaceuticals, Inc. (1)	18	905
Iovance Biotherapeutics, Inc. (1)	9	72
Johnson & Johnson	679	94,870
Juno Therapeutics, Inc. (1)	27	1,234
Kindred Healthcare, Inc.	3	29
Kura Oncology, Inc. (1)	12	184
Lannett Co., Inc. (1)	2	46
Lantheus Holdings, Inc. (1)	2	41
LHC Group, Inc. (1)	26	1,593
LivaNova PLC (1)	34	2,717
Luminex Corp.	110	2,167
Madrigal Pharmaceuticals, Inc. (1)	5	459
Mallinckrodt PLC (1)	54	1,218
Masimo Corp. (1)	14	1,187
McKesson Corp.	200	31,190
Merck & Co., Inc.	54	3,039
Meridian Bioscience, Inc.	25	350
Mettler-Toledo International, Inc. (1)	2	1,239
Momenta Pharmaceuticals, Inc. (1)	4	56
Mylan NV (1)	59	2,496
MyoKardia, Inc. (1)	5	211
Myriad Genetics, Inc. (1)	22	756
National HealthCare Corp.	4	244
National Research Corp.	9	336
Nektar Therapeutics (1)	47	2,807
Novocure, Ltd. (1)	3	61
Omeros Corp. (1)	5	97
Orthofix International NV (1)	34	1,860
PDL BioPharma, Inc. (1)	183	501
Pfizer, Inc.	752	27,237
Phibro Animal Health Corp.	17	570
Pieris Pharmaceuticals, Inc. (1)	73	551
Portola Pharmaceuticals, Inc. (1)	35	1,704
Premier, Inc. (1)	247	7,210
Protagonist Therapeutics, Inc. (1)	5	104
Prothena Corp. PLC (1)	6	225
Providence Service Corp./The (1)	39	2,314
Puma Biotechnology, Inc. (1)	26	2,570
Quality Systems, Inc. (1)	66	896
RadNet, Inc. (1)	82	828
Recro Pharma, Inc. (1)	71	657
Regeneron Pharmaceuticals, Inc. (1)	52	19,550
Sage Therapeutics, Inc. (1)	5	824
Sangamo Therapeutics, Inc. (1)	39	640
Spectrum Pharmaceuticals, Inc. (1)	45	853
Supernus Pharmaceuticals, Inc. (1)	19	757
Syros Pharmaceuticals, Inc. (1)	4	39
Tabula Rasa HealthCare, Inc. (1)	4	112
Triple-S Management Corp. (1)	42	1,044
United Therapeutics Corp. (1)	29	4,291
UnitedHealth Group, Inc.	341	75,177
Vanda Pharmaceuticals, Inc. (1)	78	1,186
Veracyte, Inc. (1)	76	496
Vertex Pharmaceuticals, Inc. (1)	220	32,969
Voyager Therapeutics, Inc. (1)	5	83
WellCare Health Plans, Inc. (1)	70	14,078
Zogenix, Inc. (1)	18	721
		1,174,678

The accompanying notes are an integral part of these financial statements.

Page 82	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Industrials — 2.5%
Aegion Corp. (1)	45	1,144
Aircastle, Ltd.	45	1,053
Alamo Group, Inc.	13	1,467
Allison Transmission Holdings, Inc.	129	5,556
Applied Industrial Technologies, Inc.	132	8,989
ARC Document Solutions, Inc. (1)	105	268
ArcBest Corp.	27	965
Argan, Inc.	43	1,935
Beacon Roofing Supply, Inc. (1)	9	574
Blue Bird Corp. (1)	30	597
BMC Stock Holdings, Inc. (1)	18	455
Boeing Co./The	293	86,409
Briggs & Stratton Corp.	68	1,725
Builders FirstSource, Inc. (1)	104	2,266
BWX Technologies, Inc.	33	1,996
Comfort Systems USA, Inc.	25	1,091
Commercial Vehicle Group, Inc. (1)	17	182
Continental Building Products, Inc. (1)	62	1,745
Copa Holdings SA	11	1,475
Costamare, Inc.	20	115
Covenant Transportation Group, Inc. (1)	23	661
CRA International, Inc.	7	315
CSX Corp.	469	25,800
Delta Air Lines, Inc.	737	41,272
Eaton Corp. PLC	726	57,361
EMCOR Group, Inc.	50	4,088
EnPro Industries, Inc.	31	2,899
Global Brass & Copper Holdings, Inc.	37	1,225
GMS, Inc. (1)	25	941
Greenbrier Cos., Inc./The	24	1,279
H&E Equipment Services, Inc.	12	488
Hardinge, Inc.	3	52
Herman Miller, Inc.	18	721
Hillenbrand, Inc.	117	5,230
Huntington Ingalls Industries, Inc.	118	27,813
Illinois Tool Works, Inc.	359	59,899
Interface, Inc.	111	2,792
JB Hunt Transport Services, Inc.	5	575
JetBlue Airways Corp. (1)	621	13,873
Kansas City Southern	154	16,204
KBR, Inc.	52	1,031
Kelly Services, Inc.	12	327
Kforce, Inc.	5	126
Kimball International, Inc.	24	448
Korn/Ferry International	92	3,807
Landstar System, Inc.	1	104
LSC Communications, Inc.	100	1,515
ManpowerGroup, Inc.	30	3,783
Matson, Inc.	31	925
Meritor, Inc. (1)	47	1,103
Miller Industries, Inc./TN	66	1,703
National Presto Industries, Inc.	4	398
Norfolk Southern Corp.	267	38,688
Old Dominion Freight Line, Inc.	11	1,447
Orbital ATK, Inc.	13	1,710
Owens Corning	101	9,286
Park-Ohio Holdings Corp.	12	551
Primoris Services Corp.	1	27
Quad/Graphics, Inc.	19	429
Quanta Services, Inc. (1)	19	743
Robert Half International, Inc.	116	6,443
Rockwell Automation, Inc.	277	54,389
RPX Corp.	65	874
Rush Enterprises, Inc. - Class A (1)	34	1,728
Ryder System, Inc.	98	8,249
Safe Bulkers, Inc. (1)	30	97
Saia, Inc. (1)	3	212
SP Plus Corp. (1)	25	928
Spartan Motors, Inc.	17	268
Spirit AeroSystems Holdings, Inc.	178	15,531
SPX Corp. (1)	1	31
Sterling Construction Co., Inc. (1)	21	342
Toro Co./The	12	783
Trex Co., Inc. (1)	2	217
TrueBlue, Inc. (1)	106	2,915
Union Pacific Corp.	541	72,548
Universal Forest Products, Inc.	8	301
Vectrus, Inc. (1)	17	524
WABCO Holdings, Inc. (1)	7	1,005
Watsco, Inc.	6	1,020
WESCO International, Inc. (1)	88	5,997
		626,048

Information Technology — 6.5%
Adobe Systems, Inc. (1)	391	68,519
ADTRAN, Inc.	31	600
Advanced Energy Industries, Inc. (1)	36	2,429
Alphabet, Inc. - Class A (1)	71	74,791
Alphabet, Inc. - Class C (1)	63	65,923
Amkor Technology, Inc. (1)	157	1,578
ANSYS, Inc. (1)	92	13,578
Apple, Inc.	1,261	213,399
Applied Materials, Inc.	1,191	60,884

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 83

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Applied Optoelectronics, Inc. (1)	2	76
Arista Networks, Inc. (1)	48	11,308
ARRIS International PLC (1)	315	8,092
Aspen Technology, Inc. (1)	227	15,027
Atlassian Corp. PLC (1)	1	46
Avid Technology, Inc. (1)	66	356
Axcelis Technologies, Inc. (1)	7	201
CA, Inc.	823	27,389
Cabot Microelectronics Corp.	1	94
Cadence Design Systems, Inc. (1)	786	32,871
Care.com, Inc. (1)	5	90
Ciena Corp. (1)	164	3,433
Cirrus Logic, Inc. (1)	86	4,460
Cisco Systems, Inc.	2,034	77,902
Cognex Corp.	133	8,134
Cohu, Inc.	15	329
CommerceHub, Inc. (1)	20	412
Comtech Telecommunications Corp.	59	1,305
Control4 Corp. (1)	12	357
Corning, Inc.	517	16,539
Dell Technologies, Inc. Class V (1)	156	12,680
DHI Group, Inc. (1)	96	182
eBay, Inc. (1)	440	16,606
Electro Scientific Industries, Inc. (1)	20	429
Electronic Arts, Inc. (1)	53	5,568
Electronics For Imaging, Inc. (1)	16	472
EMCORE Corp. (1)	22	142
ePlus, Inc. (1)	9	677
Extreme Networks, Inc. (1)	49	613
F5 Networks, Inc. (1)	134	17,583
Facebook, Inc. (1)	653	115,228
Fair Isaac Corp.	6	919
First Solar, Inc. (1)	9	608
FormFactor, Inc. (1)	14	219
HP, Inc.	2,655	55,782
IAC/InterActiveCorp (1)	21	2,568
Ichor Holdings, Ltd. (1)	1	25
Instructure, Inc. (1)	6	199
Intel Corp.	1,348	62,224
International Business Machines Corp.	24	3,682
Intuit, Inc.	262	41,338
IPG Photonics Corp. (1)	26	5,567
Jabil, Inc.	347	9,109
Juniper Networks, Inc.	88	2,508
KEMET Corp. (1)	22	331
Kimball Electronics, Inc. (1)	69	1,259
Lam Research Corp.	299	55,037
Limelight Networks, Inc. (1)	100	441
LivePerson, Inc. (1)	10	115
Mastercard, Inc.	5	757
Methode Electronics, Inc.	49	1,965
Micron Technology, Inc. (1)	1,454	59,788
Microsoft Corp.	2,007	171,679
MKS Instruments, Inc.	29	2,741
NetApp, Inc.	45	2,489
NETGEAR, Inc. (1)	1	59
NVIDIA Corp.	333	64,436
Oclaro, Inc. (1)	20	135
ON Semiconductor Corp. (1)	257	5,382
Oracle Corp.	1,160	54,845
OSI Systems, Inc. (1)	5	322
Perficient, Inc. (1)	34	648
Pixelworks, Inc. (1)	7	44
Progress Software Corp.	125	5,321
Pure Storage, Inc. (1)	20	317
Quantum Corp. (1)	4	23
QuinStreet, Inc. (1)	24	201
Quotient Technology, Inc. (1)	18	212
Red Hat, Inc. (1)	440	52,844
RingCentral, Inc. (1)	17	823
Rosetta Stone, Inc. (1)	94	1,172
Sanmina Corp. (1)	107	3,531
ScanSource, Inc. (1)	39	1,396
Skyworks Solutions, Inc.	143	13,578
Synchronoss Technologies, Inc. (1)	9	80
Synopsys, Inc. (1)	143	12,189
Take-Two Interactive Software, Inc. (1)	47	5,160
Tech Data Corp. (1)	27	2,645
Teradyne, Inc.	62	2,596
TiVo Corp.	99	1,544
Travelport Worldwide, Ltd.	413	5,398
Ultra Clean Holdings, Inc. (1)	14	323
Universal Display Corp.	2	345
Vishay Precision Group, Inc. (1)	29	729
Web.com Group, Inc. (1)	78	1,700
Western Digital Corp.	342	27,199
Xcerra Corp. (1)	12	117
Xerox Corp.	156	4,547
XO Group, Inc. (1)	70	1,292
Zynga, Inc. (1)	189	756
		1,633,561

Materials — 0.8%
A. Schulman, Inc.	18	671

The accompanying notes are an integral part of these financial statements.

Page 84	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
AdvanSix, Inc. (1)	20	841
Alcoa Corp.	116	6,249
Avery Dennison Corp.	12	1,378
Cabot Corp.	41	2,525
Crown Holdings, Inc. (1)	356	20,025
Domtar Corp.	85	4,209
Eastman Chemical Co.	6	556
Freeport-McMoRan, Inc. (1)	142	2,692
Huntsman Corp.	27	899
Ingevity Corp. (1)	15	1,057
Koppers Holdings, Inc. (1)	6	305
Kraton Corp. (1)	9	434
Louisiana-Pacific Corp. (1)	234	6,145
LyondellBasell Industries NV	513	56,594
Materion Corp.	7	340
Newmont Mining Corp.	447	16,771
Nucor Corp.	118	7,502
OMNOVA Solutions, Inc. (1)	7	70
Owens-Illinois, Inc. (1)	18	399
Reliance Steel & Aluminum Co.	8	686
Southern Copper Corp.	1,052	49,917
Steel Dynamics, Inc.	164	7,073
SunCoke Energy, Inc. (1)	11	132
Trinseo SA	50	3,630
Tronox, Ltd.	9	185
Valhi, Inc.	53	327
Verso Corp. (1)	24	422
		192,034

Real Estate Investment Trust — 1.0%
Apple Hospitality REIT, Inc.	188	3,687
Brixmor Property Group, Inc.	43	802
CBL & Associates Properties, Inc.	20	113
Cedar Realty Trust, Inc.	559	3,399
CubeSmart	249	7,201
DDR Corp.	219	1,962
Essex Property Trust, Inc.	98	23,654
Gaming and Leisure Properties, Inc.	105	3,885
Hospitality Properties Trust	114	3,403
Host Hotels & Resorts, Inc.	388	7,702
Kite Realty Group Trust	191	3,744
Lamar Advertising Co.	53	3,935
Lexington Realty Trust	349	3,368
Liberty Property Trust	104	4,473
Macerich Co./The	16	1,051
Monmouth Real Estate Investment Corp.	262	4,664
New Senior Investment Group, Inc.	445	3,364
One Liberty Properties, Inc.	6	156
Outfront Media, Inc.	8	186
Pennsylvania Real Estate Investment Trust	51	606
Prologis, Inc.	819	52,834
Retail Properties of America, Inc.	300	4,032
SBA Communications Corp. (1)	49	8,005
Simon Property Group, Inc.	356	61,139
Spirit Realty Capital, Inc.	423	3,629
Summit Hotel Properties, Inc.	1	15
Taubman Centers, Inc.	12	785
Tier REIT, Inc.	34	693
Uniti Group, Inc.	23	409
VEREIT, Inc.	506	3,942
Vornado Realty Trust	291	22,750
Washington Prime Group, Inc.	96	684
		240,272

Telecommunication Services — 0.2%
AT&T, Inc.	244	9,487
Frontier Communications Corp.	11	74
General Communication, Inc. (1)	4	156
Straight Path Communications, Inc. (1)	1	182
Verizon Communications, Inc.	761	40,280
		50,179

Utilities — 0.3%
American States Water Co.	73	4,227
NRG Energy, Inc.	217	6,180
NRG Yield, Inc.	35	660
SJW Group	12	766
UGI Corp.	1,075	50,471
Vistra Energy Corp. (1)	311	5,694
		67,998

Total Common Stocks (Cost $6,309,062)		6,389,970

Registered Investment Companies — 70.6%
Baird Core Plus Bond Fund - Class I	60,845	682,685
DoubleLine Total Return Bond Fund - Class I	35,978	382,444
Frost Total Return Bond Fund - Class I	54,763	571,178
Guggenheim Total Return Bond Fund - Class I	24,444	665,359
iShares 1-3 Year Treasury Bond ETF (6)	5,658	474,423
iShares 3-7 Year Treasury Bond ETF (6)	21,494	2,625,707
iShares 7-10 Year Treasury Bond ETF (6)	28,648	3,024,374

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 85

Schedule of Investments
December 31, 2017

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
iShares Core U.S. Aggregate Bond ETF (6)	17,286	1,889,878
iShares iBoxx $High Yield Corporate Bond ETF (6)	4,664	406,981
iShares JP Morgan USD Emerging Markets Bond ETF (6)	8,124	943,196
JPMorgan Core Plus Bond Fund - Class L	80,302	664,097
Lord Abbett High Yield Fund - Class I	124,594	964,354
Metropolitan West Total Return Bond Fund - Class I	27,592	294,134
PIMCO Investment Grade Corporate Bond Fund - Class I	31,018	326,924
Pioneer Bond Fund - Class Y	47,296	455,937
Prudential Total Return Bond Fund - Class Z	53,167	775,180
SPDR Bloomberg Barclays High Yield Bond ETF (6)	11,099	407,555
TCW Emerging Markets Income Fund - Class I	113,675	970,782
Vanguard Total Bond Market ETF (6)	13,529	1,103,563
Total Registered Investment Companies (Cost $17,639,713)		17,628,751

Money Market Registered Investment Companies — 1.4%
Meeder Institutional Prime Money Market Fund, 1.32% (2)	349,562	349,527
Total Money Market Registered Investment Companies (Cost $349,527)		349,527

Bank Obligations — 2.0%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (3)	248,989	248,989
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (3)	249,199	249,199
Total Bank Obligations (Cost $498,189)		498,188
Total Investments — 99.6% (Cost $24,796,491)		24,866,436
Other Assets less Liabilities — 0.4%		99,253
Total Net Assets — 100.0%		24,965,689

Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	1,763	18,423
Meeder Balanced Fund	886	10,286
Meeder Dynamic Allocation Fund	611	6,629
Meeder Muirfield Fund	834	6,288
Meeder Conservative Allocation Fund	245	5,522
Total Trustee Deferred Compensation (Cost $40,885)		47,148

Conservative Allocation Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	4	3/16/2018	409,100	5,309
Mini MSCI Emerging Markets Index Futures	2	3/16/2018	116,370	3,809
Standard & Poors 500 Mini Futures	1	3/16/2018	133,800	(690)
Total Futures Contracts	7		659,270	8,428

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Conservative Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.
(5)	Fair valued security deemed as Level 3 security.
(6)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 86	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 43.1%
Consumer Discretionary — 4.2%
1-800-Flowers.com, Inc. (1)	123	1,316
Aaron's, Inc.	86	3,427
Abercrombie & Fitch Co.	4	70
Adient PLC	88	6,926
Amazon.com, Inc. (1)	412	481,822
American Axle & Manufacturing Holdings, Inc. (1)	433	7,374
Aramark	818	34,961
Asbury Automotive Group, Inc. (1)	4	256
Ascena Retail Group, Inc. (1)	212	498
Ascent Capital Group, Inc. (1)	79	908
Barnes & Noble, Inc.	38	255
Bassett Furniture Industries, Inc.	37	1,391
Beazer Homes USA, Inc. (1)	87	1,671
Bed Bath & Beyond, Inc.	710	15,613
Best Buy Co., Inc.	464	31,770
Big Lots, Inc.	373	20,944
BJ's Restaurants, Inc.	31	1,128
Bloomin' Brands, Inc.	59	1,259
Bridgepoint Education, Inc. (1)	401	3,328
Buffalo Wild Wings, Inc. (1)	16	2,502
Burlington Stores, Inc. (1)	188	23,130
Cambium Learning Group, Inc. (1)	279	1,585
Capella Education Co.	17	1,316
Carter's, Inc.	110	12,924
Cato Corp./The	92	1,465
Century Casinos, Inc. (1)	185	1,689
Chico's FAS, Inc.	304	2,681
Children's Place, Inc./The	40	5,814
Citi Trends, Inc.	60	1,588
Comcast Corp.	3,156	126,398
Cooper-Standard Holdings, Inc. (1)	117	14,333
Dana, Inc.	787	25,192
Denny's Corp. (1)	79	1,046
Dollar General Corp.	2,608	242,570
Dollar Tree, Inc. (1)	1,186	127,270
DSW, Inc.	182	3,897
Entravision Communications Corp.	278	1,988
Extended Stay America, Inc.	366	6,954
Finish Line, Inc./The	28	407
Foot Locker, Inc.	12	563
Francesca's Holdings Corp. (1)	345	2,522
FTD Cos., Inc. (1)	24	173
Funko, Inc. (1)	55	366
GameStop Corp. (2)	510	9,155
Gannett Co., Inc.	317	3,674
Gap, Inc./The	467	15,906
General Motors Co.	6,548	268,403
GNC Holdings, Inc.	198	731
Grand Canyon Education, Inc. (1)	175	15,668
Gray Television, Inc. (1)	209	3,501
Group 1 Automotive, Inc.	17	1,206
H&R Block, Inc.	207	5,428
Hamilton Beach Brands Holding Co.	8	206
Haverty Furniture Cos., Inc.	9	204
Hibbett Sports, Inc. (1)	47	959
Hilton Grand Vacations, Inc. (1)	14	587
Home Depot, Inc./The	2,359	447,101
Hooker Furniture Corp.	24	1,019
HSN, Inc.	11	444
Iconix Brand Group, Inc. (1)	220	284
J Alexander's Holdings, Inc. (1)	144	1,397
J. Jill, Inc. (1)	232	1,810
Jack in the Box, Inc.	141	13,834
Kirkland's, Inc. (1)	40	479
Kohl's Corp.	378	20,499
LCI Industries	14	1,820
Lear Corp.	543	95,926
Liberty Interactive Corp. QVC Group (1)	877	21,416
Liberty Tax, Inc.	4	44
Liberty TripAdvisor Holdings, Inc. (1)	32	302
Live Nation Entertainment, Inc. (1)	309	13,154
Lululemon Athletica, Inc. (1)	154	12,103
Macy's, Inc.	31	781
MCBC Holdings, Inc. (1)	51	1,133
MDC Partners, Inc. (1)	177	1,726
Michael Kors Holdings, Ltd. (1)	593	37,329
Michaels Cos., Inc./The (1)	306	7,402
Modine Manufacturing Co. (1)	194	3,919
Monarch Casino & Resort, Inc. (1)	13	583
Nutrisystem, Inc.	32	1,683
NVR, Inc. (1)	14	49,115
Office Depot, Inc.	2,293	8,117
Ollie's Bargain Outlet Holdings, Inc. (1)	52	2,769
Overstock.com, Inc. (1)	23	1,470
Penn National Gaming, Inc. (1)	595	18,641
Pier 1 Imports, Inc.	403	1,668
Pinnacle Entertainment, Inc. (1)	258	8,444
PulteGroup, Inc.	2,072	68,894
RCI Hospitality Holdings, Inc.	20	560
Regis Corp. (1)	46	707
RH (1)	34	2,931
Ross Stores, Inc.	860	69,015

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 87

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Royal Caribbean Cruises, Ltd.	27	3,221
Ruth's Hospitality Group, Inc.	256	5,542
Salem Media Group, Inc.	32	144
Sally Beauty Holdings, Inc. (1)	208	3,902
Shoe Carnival, Inc.	50	1,338
Signet Jewelers, Ltd.	207	11,706
Skechers U.S.A., Inc. (1)	327	12,374
Sleep Number Corp. (1)	201	7,556
Steven Madden, Ltd. (1)	11	514
Stoneridge, Inc. (1)	229	5,235
Tailored Brands, Inc.	126	2,751
Target Corp.	1,717	112,034
Taylor Morrison Home Corp. (1)	761	18,622
Thor Industries, Inc.	216	32,556
Tilly's, Inc.	93	1,373
Time, Inc.	102	1,882
TopBuild Corp. (1)	60	4,544
Tower International, Inc.	121	3,697
Townsquare Media, Inc. (1)	59	453
Tractor Supply Co.	19	1,420
tronc, Inc. (1)	22	387
VF Corp.	857	63,418
Weight Watchers International, Inc. (1)	31	1,373
Weyco Group, Inc.	11	327
Yum China Holdings, Inc.	451	18,049
ZAGG, Inc. (1)	25	461
Zumiez, Inc. (1)	2	42
		2,782,358

Consumer Staples — 2.3%
Archer-Daniels-Midland Co.	971	38,918
Casey's General Stores, Inc.	28	3,134
Costco Wholesale Corp.	1,078	200,637
CVS Health Corp.	4,016	291,160
Kroger Co./The	3,015	82,762
PepsiCo, Inc.	79	9,474
Performance Food Group Co. (1)	828	27,407
Pilgrim's Pride Corp. (1)	61	1,895
Sanderson Farms, Inc.	46	6,384
Sprouts Farmers Market, Inc. (1)	466	11,347
Sysco Corp.	555	33,705
Tyson Foods, Inc.	2,929	237,454
Village Super Market, Inc.	282	6,466
Walgreens Boots Alliance, Inc.	3,862	280,458
Wal-Mart Stores, Inc.	3,059	302,076
		1,533,277

Energy — 2.2%
Abraxas Petroleum Corp. (1)	400	984
Adams Resources & Energy, Inc.	45	1,958
Andeavor	620	70,891
Arch Coal, Inc.	128	11,924
Cabot Oil & Gas Corp.	1,356	38,782
Chevron Corp.	1,065	133,327
CNX Resources Corp. (1)	474	6,935
CONSOL Energy, Inc. (1)	52	2,055
CVR Energy, Inc.	86	3,203
Delek US Holdings, Inc.	276	9,643
Exterran Corp. (1)	441	13,865
Exxon Mobil Corp.	4,277	357,728
HollyFrontier Corp.	671	34,369
Isramco, Inc. (1)	32	3,349
Mammoth Energy Services, Inc. (1)	49	962
Marathon Petroleum Corp.	3,742	246,897
Matrix Service Co. (1)	151	2,688
McDermott International, Inc. (1)	2,147	14,127
Midstates Petroleum Co., Inc. (1)	178	2,951
Natural Gas Services Group, Inc. (1)	81	2,122
Overseas Shipholding Group, Inc. (1)	322	882
Pacific Ethanol, Inc. (1)	296	1,347
Par Pacific Holdings, Inc. (1)	228	4,396
PBF Energy, Inc.	311	11,025
Peabody Energy Corp. (1)	225	8,858
PHI, Inc. (1)	6	69
Phillips 66	1,751	177,114
ProPetro Holding Corp. (1)	245	4,939
RigNet, Inc. (1)	78	1,166
Rowan Cos. Plc (1)	176	2,756
RPC, Inc.	1,007	25,709
SandRidge Energy, Inc. (1)	300	6,321
SilverBow Resources, Inc. (1)	23	684
Solaris Oilfield Infrastructure, Inc. (1)	35	749
Southwestern Energy Co. (1)	596	3,326
Stone Energy Corp. (1)	81	2,605
Unit Corp. (1)	55	1,210
Valero Energy Corp.	2,789	256,337
W&T Offshore, Inc. (1)	1,200	3,972
Westmoreland Coal Co. (1)	985	1,192
World Fuel Services Corp.	74	2,082
		1,475,499

Financials — 8.0%
Allstate Corp./The	1,667	174,552
Ally Financial, Inc.	646	18,837

The accompanying notes are an integral part of these financial statements.

Page 88	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
American Equity Investment Life Holding Co.	541	16,625
Annaly Capital Management, Inc.	18,003	214,056
Artisan Partners Asset Management, Inc.	267	10,547
Banco Latinoamericano de Comercio Exterior SA	257	6,913
Bank of America Corp.	16,445	485,456
Bank of New York Mellon Corp./The	131	7,056
Bank of NT Butterfield & Son, Ltd./The	611	22,173
Banner Corp.	11	606
BB&T Corp.	5,123	254,716
Berkshire Hathaway, Inc. (1)	3,086	611,707
BGC Partners, Inc.	1,938	29,283
C&F Financial Corp.	65	3,770
Cannae Holdings, Inc. (1)	728	12,398
Carolina Financial Corp.	155	5,758
Cboe Global Markets, Inc.	205	25,541
Central Valley Community Bancorp	244	4,924
Century Bancorp, Inc./MA	36	2,817
Chimera Investment Corp.	806	14,895
Citigroup, Inc.	5,627	418,705
Citizens Financial Group, Inc.	13	546
CNB Financial Corp./PA	124	3,254
CNO Financial Group, Inc.	622	15,357
Columbia Banking System, Inc.	163	7,081
Comerica, Inc.	558	48,440
Eagle Bancorp, Inc. (1)	201	11,638
Employers Holdings, Inc.	4	178
Encore Capital Group, Inc. (1)	188	7,915
Enova International, Inc. (1)	209	3,177
Essent Group, Ltd. (1)	703	30,524
Evans Bancorp, Inc.	69	2,891
Evercore, Inc.	312	28,080
EZCORP, Inc. (1)	73	891
Fidelity Southern Corp.	554	12,077
Fifth Third Bancorp	7,749	235,105
First American Financial Corp.	1,511	84,676
First Bancorp/Southern Pines NC	798	28,177
First Busey Corp.	1,429	42,784
First Community Bancshares, Inc./VA	31	891
FirstCash, Inc.	496	33,455
Genworth Financial, Inc. (1)	519	1,614
Great Southern Bancorp, Inc.	109	5,630
Green Dot Corp. (1)	85	5,122
Guaranty Bancorp	41	1,134
Health Insurance Innovations, Inc. (1)	34	848
Heartland Financial USA, Inc.	113	6,062
Heritage Commerce Corp.	509	7,798
Heritage Financial Corp./WA	204	6,283
Houlihan Lokey, Inc.	684	31,074
Huntington Bancshares, Inc./OH	15,863	230,965
Independent Bank Corp./MI	63	1,408
Infinity Property & Casualty Corp.	14	1,484
Invesco Mortgage Capital, Inc.	1,549	27,619
JPMorgan Chase & Co.	4,863	520,049
Kemper Corp.	116	7,992
Kinsale Capital Group, Inc.	36	1,620
Lazard, Ltd.	697	36,593
LendingTree, Inc. (1)	8	2,724
MainSource Financial Group, Inc.	38	1,380
MGIC Investment Corp. (1)	2,241	31,621
Moelis & Co.	296	14,356
MSCI, Inc.	229	28,978
New Residential Investment Corp.	3,515	62,848
NewStar Financial, Inc. Contingent Value Rights (1) (7)	31	0
Nicolet Bankshares, Inc. (1)	121	6,624
NMI Holdings, Inc. (1)	291	4,947
Northeast Bancorp	69	1,597
Northrim BanCorp, Inc.	145	4,908
Old Republic International Corp.	5	107
OM Asset Management Plc	38	637
Oppenheimer Holdings, Inc.	127	3,404
PennyMac Financial Services, Inc. (1)	368	8,225
Peoples Bancorp of North Carolina, Inc.	37	1,136
People's Utah Bancorp	109	3,303
Piper Jaffray Cos.	75	6,469
PNC Financial Services Group, Inc./The	1,987	286,704
Preferred Bank/Los Angeles CA	27	1,587
Premier Financial Bancorp, Inc.	158	3,173
Progressive Corp./The	85	4,787
Pzena Investment Management, Inc.	255	2,721
Radian Group, Inc.	938	19,332
RBB Bancorp	64	1,752
Regional Management Corp. (1)	15	395
Regions Financial Corp.	12,132	209,641
Safety Insurance Group, Inc.	16	1,286
Santander Consumer USA Holdings, Inc.	15	279
SEI Investments Co.	1,179	84,723
Selective Insurance Group, Inc.	80	4,696
Shore Bancshares, Inc.	134	2,238
Sierra Bancorp	13	345
Silvercrest Asset Management Group, Inc.	106	1,701
Stewart Information Services Corp.	56	2,369

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 89

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Summit Financial Group, Inc.	22	579
Synovus Financial Corp.	329	15,772
T Rowe Price Group, Inc.	2,198	230,636
Third Point Reinsurance, Ltd. (1)	472	6,915
Timberland Bancorp, Inc./WA	3	80
TriCo Bancshares	418	15,825
Triumph Bancorp, Inc. (1)	249	7,844
Umpqua Holdings Corp.	3,052	63,482
United Security Bancshares/Fresno CA	68	748
Unity Bancorp, Inc.	17	336
Univest Corp of Pennsylvania	4	112
Walker & Dunlop, Inc. (1)	17	808
WashingtonFirst Bankshares, Inc.	146	5,002
Wells Fargo & Co.	4,788	290,488
Western Alliance Bancorp (1)	196	11,098
Wintrust Financial Corp.	175	14,415
World Acceptance Corp. (1)	60	4,843
		5,311,743

Healthcare — 7.9%
Abbott Laboratories	597	34,071
AbbVie, Inc.	2,063	199,513
Abeona Therapeutics, Inc. (1)	67	1,062
ABIOMED, Inc. (1)	144	26,987
Acorda Therapeutics, Inc. (1)	112	2,402
Adamas Pharmaceuticals, Inc. (1)	47	1,593
Aetna, Inc.	1,521	274,373
Agilent Technologies, Inc.	1,431	95,834
Aimmune Therapeutics, Inc. (1)	79	2,988
Alexion Pharmaceuticals, Inc. (1)	485	58,001
Align Technology, Inc. (1)	142	31,551
Almost Family, Inc. (1)	15	830
Alnylam Pharmaceuticals, Inc. (1)	165	20,963
AMAG Pharmaceuticals, Inc. (1)	225	2,981
Amgen, Inc.	569	98,949
Amphastar Pharmaceuticals, Inc. (1)	113	2,174
AnaptysBio, Inc. (1)	26	2,619
ANI Pharmaceuticals, Inc. (1)	26	1,676
Anthem, Inc.	1,222	274,962
Arena Pharmaceuticals, Inc. (1)	66	2,242
Assembly Biosciences, Inc. (1)	25	1,131
Audentes Therapeutics, Inc. (1)	35	1,094
AxoGen, Inc. (1)	17	481
Baxter International, Inc.	3,741	241,818
Biogen, Inc. (1)	893	284,483
Bio-Rad Laboratories, Inc. (1)	54	12,888
BioSpecifics Technologies Corp. (1)	88	3,813
Bioverativ, Inc. (1)	303	16,338
Bluebird Bio, Inc. (1)	71	12,645
Blueprint Medicines Corp. (1)	62	4,675
Bristol-Myers Squibb Co.	3,617	221,650
Bruker Corp.	268	9,198
Calithera Biosciences, Inc. (1)	181	1,511
Catalent, Inc. (1)	471	19,349
Catalyst Pharmaceuticals, Inc. (1)	306	1,196
Centene Corp. (1)	737	74,349
Cerner Corp. (1)	1,701	114,630
Charles River Laboratories International, Inc. (1)	113	12,368
Chemed Corp.	50	12,151
ChemoCentryx, Inc. (1)	18	107
Cigna Corp.	1,106	224,618
Concert Pharmaceuticals, Inc. (1)	46	1,190
Cooper Cos., Inc./The	30	6,536
Corcept Therapeutics, Inc. (1)	193	3,486
CorVel Corp. (1)	18	952
Cutera, Inc. (1)	2	91
CytomX Therapeutics, Inc. (1)	139	2,934
Dynavax Technologies Corp. (1)	121	2,263
Eagle Pharmaceuticals, Inc./DE (1)	46	2,457
Editas Medicine, Inc. (1)	47	1,444
Emergent BioSolutions, Inc. (1)	284	13,197
Enanta Pharmaceuticals, Inc. (1)	56	3,286
Encompass Health Corp. (1)	412	20,357
Endo International PLC (1)	263	2,038
Enzo Biochem, Inc. (1)	285	2,323
Esperion Therapeutics, Inc. (1)	13	856
Exact Sciences Corp. (1)	291	15,289
Exactech, Inc. (1)	11	544
Exelixis, Inc. (1)	534	16,234
Fate Therapeutics, Inc. (1)	19	116
FibroGen, Inc. (1)	6	284
FONAR Corp. (1)	41	998
Foundation Medicine, Inc. (1)	35	2,387
Genomic Health, Inc. (1)	163	5,575
Gilead Sciences, Inc.	2,805	200,950
Global Blood Therapeutics, Inc. (1)	26	1,023
Globus Medical, Inc. (1)	87	3,576
Haemonetics Corp. (1)	161	9,351
Hill-Rom Holdings, Inc.	198	16,689
Humana, Inc.	1,015	251,791
Idera Pharmaceuticals, Inc. (1)	516	1,089
Ignyta, Inc. (1)	35	935
Illumina, Inc. (1)	44	9,614

The accompanying notes are an integral part of these financial statements.

Page 90	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ImmunoGen, Inc. (1)	30	192
Immunomedics, Inc. (1)	15	242
Impax Laboratories, Inc. (1)	44	733
Incyte Corp. (1)	15	1,421
Inogen, Inc. (1)	6	714
Insmed, Inc. (1)	45	1,403
Integer Holdings Corp. (1)	167	7,565
Intellia Therapeutics, Inc. (1)	42	807
Intersect ENT, Inc. (1)	86	2,786
Intuitive Surgical, Inc. (1)	756	275,895
Ionis Pharmaceuticals, Inc. (1)	13	654
Iovance Biotherapeutics, Inc. (1)	106	848
IQVIA Holdings, Inc. (1)	542	53,062
Johnson & Johnson	3,327	464,848
Juno Therapeutics, Inc. (1)	114	5,211
Kura Oncology, Inc. (1)	33	505
Lannett Co., Inc. (1)	50	1,160
Lantheus Holdings, Inc. (1)	25	511
LHC Group, Inc. (1)	98	6,003
LivaNova PLC (1)	106	8,472
Luminex Corp.	363	7,151
Madrigal Pharmaceuticals, Inc. (1)	30	2,754
Magellan Health, Inc. (1)	1	97
Masimo Corp. (1)	30	2,544
McKesson Corp.	770	120,082
MediciNova, Inc. (1)	22	142
Merck & Co., Inc.	845	47,548
Merit Medical Systems, Inc. (1)	7	302
Mersana Therapeutics, Inc. (1)	22	361
Mettler-Toledo International, Inc. (1)	62	38,410
Molina Healthcare, Inc. (1)	102	7,821
Momenta Pharmaceuticals, Inc. (1)	64	893
Mylan NV (1)	797	33,721
MyoKardia, Inc. (1)	38	1,600
Myriad Genetics, Inc. (1)	136	4,671
NantKwest, Inc. (1)	88	395
Nektar Therapeutics (1)	202	12,063
Omeros Corp. (1)	29	563
Orthofix International NV (1)	106	5,798
PDL BioPharma, Inc. (1)	1,025	2,809
PerkinElmer, Inc.	269	19,669
Perrigo Co. PLC	92	8,019
Pfizer, Inc.	6,706	242,891
Phibro Animal Health Corp.	55	1,843
Pieris Pharmaceuticals, Inc. (1)	188	1,419
Premier, Inc. (1)	910	26,563
Protagonist Therapeutics, Inc. (1)	46	957
Providence Service Corp./The (1)	98	5,815
Puma Biotechnology, Inc. (1)	30	2,966
Quality Systems, Inc. (1)	238	3,232
RadNet, Inc. (1)	226	2,283
Recro Pharma, Inc. (1)	149	1,378
Regeneron Pharmaceuticals, Inc. (1)	153	57,522
REGENXBIO, Inc. (1)	49	1,629
Rhythm Pharmaceuticals, Inc. (1)	10	291
Rigel Pharmaceuticals, Inc. (1)	139	539
Sage Therapeutics, Inc. (1)	32	5,271
Sangamo Therapeutics, Inc. (1)	175	2,870
Select Medical Holdings Corp. (1)	93	1,641
Spectrum Pharmaceuticals, Inc. (1)	245	4,643
Stemline Therapeutics, Inc. (1)	73	1,139
Supernus Pharmaceuticals, Inc. (1)	105	4,184
Tabula Rasa HealthCare, Inc. (1)	14	393
Teleflex, Inc.	1	249
Triple-S Management Corp. (1)	103	2,560
United Therapeutics Corp. (1)	170	25,152
UnitedHealth Group, Inc.	1,458	321,431
Vanda Pharmaceuticals, Inc. (1)	236	3,587
VBI Vaccines, Inc. (1)	71	303
Veracyte, Inc. (1)	239	1,561
Vertex Pharmaceuticals, Inc. (1)	1,560	233,782
Waters Corp. (1)	102	19,705
WaVe Life Sciences, Ltd. (1)	2	70
WellCare Health Plans, Inc. (1)	301	60,534
Zoetis, Inc.	681	49,059
Zogenix, Inc. (1)	66	2,643
		5,246,669

Industrials — 3.7%
Aegion Corp. (1)	143	3,636
Aircastle, Ltd.	198	4,631
Alamo Group, Inc.	32	3,612
Allison Transmission Holdings, Inc.	413	17,788
Applied Industrial Technologies, Inc.	387	26,355
ARC Document Solutions, Inc. (1)	335	854
ArcBest Corp.	99	3,539
Argan, Inc.	140	6,300
Beacon Roofing Supply, Inc. (1)	141	8,990
Blue Bird Corp. (1)	296	5,890
Boeing Co./The	1,307	385,447
Briggs & Stratton Corp.	138	3,501
Brink's Co./The	23	1,810
Builders FirstSource, Inc. (1)	384	8,367
BWX Technologies, Inc.	180	10,888

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 91

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Caesarstone, Ltd. (1)	30	660
CAI International, Inc. (1)	7	198
Casella Waste Systems, Inc. (1)	65	1,496
Comfort Systems USA, Inc.	182	7,944
Commercial Vehicle Group, Inc. (1)	83	887
Continental Building Products, Inc. (1)	233	6,559
Copa Holdings SA	109	14,613
Costamare, Inc.	81	467
Covenant Transportation Group, Inc. (1)	58	1,666
CSX Corp.	668	36,747
Cummins, Inc.	421	74,365
Curtiss-Wright Corp.	16	1,950
Delta Air Lines, Inc.	704	39,424
Eaton Corp. PLC	3,243	256,229
EMCOR Group, Inc.	340	27,795
EnPro Industries, Inc.	77	7,200
Forward Air Corp.	35	2,010
Genco Shipping & Trading, Ltd. (1)	24	320
Global Brass & Copper Holdings, Inc.	128	4,237
GMS, Inc. (1)	246	9,259
Graco, Inc.	195	8,818
Greenbrier Cos., Inc./The	113	6,023
H&E Equipment Services, Inc.	54	2,195
Hardinge, Inc.	12	209
Hawaiian Holdings, Inc.	105	4,184
HD Supply Holdings, Inc. (1)	183	7,325
Herman Miller, Inc.	33	1,322
Hillenbrand, Inc.	382	17,075
Hubbell, Inc.	84	11,369
Huntington Ingalls Industries, Inc.	848	199,874
Hyster-Yale Materials Handling, Inc.	45	3,832
Illinois Tool Works, Inc.	404	67,407
Ingersoll-Rand PLC	26	2,319
Interface, Inc.	243	6,111
JB Hunt Transport Services, Inc.	92	10,578
JetBlue Airways Corp. (1)	2,044	45,663
Kansas City Southern	701	73,759
KBR, Inc.	398	7,892
Kelly Services, Inc.	90	2,454
Korn/Ferry International	363	15,021
LSC Communications, Inc.	104	1,576
ManpowerGroup, Inc.	132	16,647
Masonite International Corp. (1)	8	593
Matson, Inc.	131	3,909
Meritor, Inc. (1)	281	6,592
Miller Industries, Inc./TN	144	3,715
MSC Industrial Direct Co., Inc.	9	870
National Presto Industries, Inc.	14	1,392
Old Dominion Freight Line, Inc.	371	48,805
Orbital ATK, Inc.	59	7,759
Owens Corning	689	63,347
Park-Ohio Holdings Corp.	42	1,930
Primoris Services Corp.	10	272
Quad/Graphics, Inc.	51	1,153
Quanta Services, Inc. (1)	564	22,058
Robert Half International, Inc.	459	25,493
Rockwell Automation, Inc.	722	141,765
RPX Corp.	21	282
Rush Enterprises, Inc. - Class A (1)	214	10,873
Ryder System, Inc.	382	32,153
Safe Bulkers, Inc. (1)	214	691
Scorpio Bulkers, Inc.	58	429
SP Plus Corp. (1)	15	557
Spartan Motors, Inc.	48	756
Spirit AeroSystems Holdings, Inc.	786	68,579
Sterling Construction Co., Inc. (1)	111	1,807
Toro Co./The	117	7,632
Triton International, Ltd./Bermuda	48	1,798
TrueBlue, Inc. (1)	356	9,790
Union Pacific Corp.	2,398	321,572
United Continental Holdings, Inc. (1)	298	20,085
Universal Forest Products, Inc.	90	3,386
Valmont Industries, Inc.	27	4,478
Vectrus, Inc. (1)	55	1,697
Wabash National Corp.	62	1,345
WABCO Holdings, Inc. (1)	129	18,512
Watsco, Inc.	312	53,052
WESCO International, Inc. (1)	433	29,509
		2,415,923

Information Technology — 12.0%
Adobe Systems, Inc. (1)	1,740	304,918
ADTRAN, Inc.	283	5,476
Advanced Energy Industries, Inc. (1)	156	10,527
Alphabet, Inc. - Class A (1)	513	540,394
Alphabet, Inc. - Class C (1)	84	87,898
American Software, Inc./GA	116	1,349
Amkor Technology, Inc. (1)	608	6,110
ANSYS, Inc. (1)	453	66,858
Appfolio, Inc. (1)	6	249
Apple, Inc.	6,179	1,045,672
Applied Materials, Inc.	5,271	269,454
Applied Optoelectronics, Inc. (1)	18	681
Arista Networks, Inc. (1)	126	29,683

The accompanying notes are an integral part of these financial statements.

Page 92	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ARRIS International PLC (1)	2,327	59,781
Arrow Electronics, Inc. (1)	111	8,926
Aspen Technology, Inc. (1)	830	54,946
Avid Technology, Inc. (1)	226	1,218
Axcelis Technologies, Inc. (1)	86	2,468
Bel Fuse, Inc.	9	227
Benchmark Electronics, Inc. (1)	212	6,169
Bottomline Technologies de, Inc. (1)	86	2,982
Brooks Automation, Inc.	98	2,337
CA, Inc.	3,495	116,314
Cabot Microelectronics Corp.	17	1,599
CACI International, Inc. (1)	15	1,985
Cadence Design Systems, Inc. (1)	2,678	111,994
CalAmp Corp. (1)	8	171
Callidus Software, Inc. (1)	31	888
Carbonite, Inc. (1)	88	2,209
Care.com, Inc. (1)	31	559
CDK Global, Inc.	45	3,208
Ciena Corp. (1)	863	18,063
Cirrus Logic, Inc. (1)	442	22,922
Cisco Systems, Inc.	9,650	369,595
Cognex Corp.	492	30,091
Cohu, Inc.	192	4,214
CommerceHub, Inc. (1)	100	2,059
Comtech Telecommunications Corp.	161	3,561
Control4 Corp. (1)	40	1,190
Convergys Corp.	288	6,768
Corning, Inc.	158	5,054
Dell Technologies, Inc. Class V (1)	1,055	85,750
DHI Group, Inc. (1)	650	1,235
Digi International, Inc. (1)	51	487
Diodes, Inc. (1)	69	1,978
Dolby Laboratories, Inc.	52	3,224
Eastman Kodak Co. (1)	434	1,345
eBay, Inc. (1)	1,880	70,951
Electro Scientific Industries, Inc. (1)	72	1,543
Electronic Arts, Inc. (1)	756	79,425
Endurance International Group Holdings, Inc. (1)	80	672
Entegris, Inc.	141	4,293
ePlus, Inc. (1)	35	2,632
Etsy, Inc. (1)	24	491
Everi Holdings, Inc. (1)	126	950
Extreme Networks, Inc. (1)	196	2,454
F5 Networks, Inc. (1)	456	59,836
Facebook, Inc. (1)	3,099	546,850
Fair Isaac Corp.	70	10,724
First Solar, Inc. (1)	125	8,440
Five9, Inc. (1)	164	4,080
FormFactor, Inc. (1)	186	2,911
Fortinet, Inc. (1)	21	917
HP, Inc.	11,850	248,969
IAC/InterActiveCorp (1)	193	23,600
Instructure, Inc. (1)	119	3,939
Intel Corp.	6,909	318,919
International Business Machines Corp.	133	20,405
Intevac, Inc. (1)	178	1,219
Intuit, Inc.	1,578	248,977
IPG Photonics Corp. (1)	123	26,338
Jabil, Inc.	1,170	30,713
Juniper Networks, Inc.	1,574	44,859
KEMET Corp. (1)	104	1,566
Kimball Electronics, Inc. (1)	227	4,143
Lam Research Corp.	1,328	244,445
Limelight Networks, Inc. (1)	283	1,248
LivePerson, Inc. (1)	17	196
Marvell Technology Group, Ltd.	355	7,622
Methode Electronics, Inc.	251	10,065
Micron Technology, Inc. (1)	6,198	254,862
Microsoft Corp.	9,981	853,775
Mitek Systems, Inc. (1)	95	850
MKS Instruments, Inc.	157	14,837
NCR Corp. (1)	311	10,571
NetApp, Inc.	142	7,855
NETGEAR, Inc. (1)	54	3,173
NVIDIA Corp.	1,547	299,345
ON Semiconductor Corp. (1)	1,724	36,101
Oracle Corp.	5,083	240,324
OSI Systems, Inc. (1)	112	7,211
PC Connection, Inc.	61	1,599
Perficient, Inc. (1)	150	2,861
Pixelworks, Inc. (1)	33	209
Progress Software Corp.	503	21,413
Pure Storage, Inc. (1)	330	5,234
Qualys, Inc. (1)	43	2,552
QuinStreet, Inc. (1)	76	637
Red Hat, Inc. (1)	2,017	242,242
RingCentral, Inc. (1)	156	7,550
Rogers Corp. (1)	4	648
Rosetta Stone, Inc. (1)	325	4,053
Rudolph Technologies, Inc. (1)	182	4,350
Sanmina Corp. (1)	547	18,051
ScanSource, Inc. (1)	225	8,055
Semtech Corp. (1)	132	4,514

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 93

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Skyworks Solutions, Inc.	760	72,162
SMART Global Holdings, Inc. (1)	2	67
Stamps.com, Inc. (1)	22	4,136
Synopsys, Inc. (1)	1,169	99,646
Take-Two Interactive Software, Inc. (1)	271	29,750
Tech Data Corp. (1)	214	20,966
Teradyne, Inc.	461	19,302
Texas Instruments, Inc.	1,115	116,451
TiVo Corp.	425	6,630
Travelport Worldwide, Ltd.	1,553	20,298
Ultra Clean Holdings, Inc. (1)	88	2,032
Universal Display Corp.	36	6,215
USA Technologies, Inc. (1)	164	1,599
Varonis Systems, Inc. (1)	47	2,282
Verint Systems, Inc. (1)	134	5,608
Versum Materials, Inc.	19	719
Vishay Precision Group, Inc. (1)	66	1,660
Web.com Group, Inc. (1)	227	4,949
Western Digital Corp.	920	73,168
Xcerra Corp. (1)	55	538
Xerox Corp.	1,071	31,220
XO Group, Inc. (1)	223	4,117
Yelp, Inc. (1)	117	4,909
Zynga, Inc. (1)	782	3,128
		7,923,602

Materials — 1.1%
A. Schulman, Inc.	7	261
AdvanSix, Inc. (1)	44	1,851
Alcoa Corp.	464	24,996
Avery Dennison Corp.	167	19,182
Boise Cascade Co.	21	838
Cabot Corp.	166	10,224
Crown Holdings, Inc. (1)	1,451	81,619
Domtar Corp.	123	6,091
Eastman Chemical Co.	60	5,558
Freeport-McMoRan, Inc. (1)	1,543	29,255
Huntsman Corp.	493	16,412
Ingevity Corp. (1)	21	1,480
Innophos Holdings, Inc.	44	2,056
Koppers Holdings, Inc. (1)	15	764
Kraton Corp. (1)	79	3,805
Louisiana-Pacific Corp. (1)	642	16,859
LyondellBasell Industries NV	2,292	252,853
Newmont Mining Corp.	2,060	77,291
Nucor Corp.	542	34,460
OMNOVA Solutions, Inc. (1)	217	2,170
Reliance Steel & Aluminum Co.	130	11,153
Southern Copper Corp.	1,201	56,987
Steel Dynamics, Inc.	679	29,285
Trinseo SA	173	12,560
Valhi, Inc.	133	821
Verso Corp. (1)	124	2,179
Warrior Met Coal, Inc.	24	604
		701,614

Real Estate Investment Trust — 0.8%
Apple Hospitality REIT, Inc.	12	235
Brixmor Property Group, Inc.	846	15,786
CBL & Associates Properties, Inc.	143	809
Cedar Realty Trust, Inc.	1,335	8,117
CubeSmart	791	22,876
DDR Corp.	918	8,225
Essex Property Trust, Inc.	301	72,652
Gaming and Leisure Properties, Inc.	85	3,145
Global Net Lease, Inc.	16	329
Hospitality Properties Trust	223	6,657
Host Hotels & Resorts, Inc.	651	12,922
Investors Real Estate Trust	295	1,676
Invitation Homes, Inc.	280	6,600
Kite Realty Group Trust	248	4,861
Lamar Advertising Co.	154	11,433
Lexington Realty Trust	1,186	11,445
Liberty Property Trust	669	28,774
Monmouth Real Estate Investment Corp.	258	4,592
New Senior Investment Group, Inc.	503	3,803
Pennsylvania Real Estate Investment Trust	149	1,772
Prologis, Inc.	985	63,542
RAIT Financial Trust	1,688	633
RE/MAX Holdings, Inc.	4	194
Realogy Holdings Corp.	145	3,843
Redfin Corp. (1)	35	1,096
Retail Properties of America, Inc.	648	8,709
SBA Communications Corp. (1)	156	25,484
Simon Property Group, Inc.	296	50,835
SL Green Realty Corp.	40	4,037
Spirit Realty Capital, Inc.	358	3,072
Taubman Centers, Inc.	97	6,347
Tier REIT, Inc.	166	3,385
VEREIT, Inc.	5,129	39,955
Vornado Realty Trust	1,082	84,591
Washington Prime Group, Inc.	505	3,596
		526,028

The accompanying notes are an integral part of these financial statements.

Page 94	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Telecommunication Services — 0.3%
Verizon Communications, Inc.	3,733	197,588
		197,588

Utilities — 0.6%
American States Water Co.	17	984
Atlantic Power Corp. (1)	1,380	3,243
CenterPoint Energy, Inc.	5,114	145,033
Dynegy, Inc. (1)	150	1,778
NRG Energy, Inc.	845	24,066
NRG Yield, Inc.	843	15,891
UGI Corp.	3,461	162,494
Vectren Corp.	487	31,665
Vistra Energy Corp. (1)	1,775	32,499
		417,653

Total Common Stocks (Cost $26,652,134)		28,531,954

Registered Investment Companies — 50.5%
Baird Core Plus Bond Fund - Class I	106,326	1,192,974
DoubleLine Total Return Bond Fund - Class I	61,931	658,327
Frost Total Return Bond Fund - Class I	95,262	993,584
Guggenheim Total Return Bond Fund - Class I	42,421	1,154,697
iShares 1-3 Year Treasury Bond ETF (8)	9,932	832,798
iShares 3-7 Year Treasury Bond ETF (8)	40,607	4,960,551
iShares 7-10 Year Treasury Bond ETF (8)	54,441	5,747,336
iShares Core U.S. Aggregate Bond ETF (8)	44,149	4,826,810
iShares iBoxx $ High Yield Corporate Bond ETF (8)	9,559	834,118
iShares JP Morgan USD Emerging Markets Bond ETF (8)	16,382	1,901,950
JPMorgan Core Plus Bond Fund - Class L	140,149	1,159,033
Lord Abbett High Yield Fund - Class I	216,688	1,677,164
Metropolitan West Total Return Bond Fund - Class I	50,647	539,896
PIMCO Investment Grade Corporate Bond Fund - Class I	53,539	564,296
Pioneer Bond Fund - Class Y	83,080	800,894
Prudential Total Return Bond Fund - Class Z	93,057	1,356,767
SPDR Bloomberg Barclays High Yield Bond ETF (8)	22,916	841,476
TCW Emerging Markets Income Fund - Class I	200,302	1,710,580
Vanguard Total Bond Market ETF (8)	19,707	1,607,500
Total Registered Investment Companies (Cost $33,389,951)		33,360,751

Money Market Registered Investment Companies — 4.3%
Morgan Stanley Government Institutional Fund, 1.20% (3)	7,413	7,413
Meeder Institutional Prime Money Market Fund, 1.32% (4)	2,822,928	2,822,646
Total Money Market Registered Investment Companies (Cost $2,830,059)		2,830,059

Bank Obligations — 1.5%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (5)	248,990	248,990
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (5)	248,000	248,000
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (5)	249,198	249,198
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (5)	249,000	249,000
Total Bank Obligations (Cost $995,188)		995,188
Total Investments — 99.4% (Cost $63,867,332)		65,717,952
Other Assets less Liabilities — 0.6%		401,034
Total Net Assets — 100.0%		66,118,986

Trustee Deferred Compensation (6)
Meeder Aggressive Allocation Fund	177	1,850
Meeder Balanced Fund	100	1,161
Meeder Dynamic Allocation Fund	64	694
Meeder Muirfield Fund	126	950
Meeder Conservative Allocation Fund	29	654
Total Trustee Deferred Compensation (Cost $5,079)		5,309

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 95

Schedule of Investments
December 31, 2017

Moderate Allocation Fund
	Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	19	3/16/2018	1,943,225	29,779
Mini MSCI Emerging Markets Index Futures	7	3/16/2018	407,295	15,565
Standard & Poors 500 Mini Futures	6	3/16/2018	802,800	(5,345)
Total Futures Contracts	32		3,153,320	39,999

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2017.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Moderate Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 96	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 95.9%
Baird Core Plus Bond Fund - Class I	667,630	7,490,811
DoubleLine Total Return Bond Fund - Class I	394,068	4,188,947
Frost Total Return Bond Fund - Class I	599,304	6,250,743
Guggenheim Total Return Bond Fund - Class I	270,057	7,350,953
iShares 1-3 Year Treasury Bond ETF (4)	50,061	4,197,615
iShares 3-7 Year Treasury Bond ETF (4)	207,271	25,320,225
iShares 7-10 Year Treasury Bond ETF (4)	280,487	29,611,013
iShares Core U.S. Aggregate Bond ETF (4)	183,021	20,009,686
iShares iBoxx $ High Yield Corporate Bond ETF (4)	104,285	9,099,909
iShares JP Morgan USD Emerging Markets Bond ETF (4)	107,843	12,520,572
JPMorgan Core Plus Bond Fund - Class L	888,581	7,348,564
Lord Abbett High Yield Fund - Class I	258,938	2,004,182
Metropolitan West Total Return Bond Fund - Class I	302,493	3,224,578
PIMCO Investment Grade Corporate Bond Fund - Class I	341,832	3,602,910
Pioneer Bond Fund - Class Y	520,294	5,015,633
Prudential Total Return Bond Fund - Class Z	586,766	8,555,051
SPDR Bloomberg Barclays High Yield Bond ETF (4)	243,822	8,953,144
TCW Emerging Markets Income Fund - Class I	760,198	6,492,090
Vanguard Total Bond Market ETF (4)	115,100	9,388,708
Total Registered Investment Companies (Cost $180,472,484)		180,625,334

Money Market Registered Investment Companies — 3.1%
Meeder Institutional Prime Money Market Fund, 1.32% (1)	5,928,231	5,927,638
Total Money Market Registered Investment Companies (Cost $5,927,756)		5,927,638

Bank Obligations — 0.8%
Bank Midwest Deposit Account, 1.00%, 1/2/2018 (2)	248,990	248,990
First Merchants Bank Deposit Account, 1.00%, 1/2/2018 (2)	248,190	248,190
Metro City Bank Deposit Account, 1.00%, 1/2/2018 (2)	248,000	248,000
Pacific Mercantile Bank Deposit Account, 1.21%, 1/2/2018 (2)	249,127	249,127
Pacific Premier Bank Deposit Account, 1.05%, 1/2/2018 (2)	249,198	249,198
Seacoast Community Bank Deposit Account, 1.00%, 1/2/2018 (2)	249,001	249,001
Trans Pacific National Bank Deposit Account, 1.00%, 1/2/2018 (2)	191	191
Total Bank Obligations (Cost $1,492,697)		1,492,697

U.S. Government Obligations — 0.0%
Government National Mortgage Association, 6.50%, due 7/20/2038	44,875	57,933
Total U.S. Government Obligations (Cost $51,157)		57,933
Total Investments — 99.8% (Cost $187,944,094)		188,103,602
Other Assets less Liabilities — 0.2%		452,149
Total Net Assets — 100.0%		188,555,751

Trustee Deferred Compensation (3)
Meeder Aggressive Allocation Fund	1,899	19,845
Meeder Balanced Fund	1,012	11,749
Meeder Dynamic Allocation Fund	696	7,552
Meeder Muirfield Fund	1,064	8,023
Meeder Conservative Allocation Fund	288	6,492
Total Trustee Deferred Compensation (Cost $50,555)		53,661

(1)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2017.
(2)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(3)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(4)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 97

Schedule of Investments
December 31, 2017

Prime Money Market Fund
Security Description	Coupon/Yield		Maturity/Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 2.8%
Columbus First Bank Deposit Account	1.00	%(1)	01/02/18	248,668	248,668
First Merchants Bank Deposit Account	1.00	%(1)	01/02/18	248,347	248,347
Pacific Mercantile Bank Deposit Account	1.21	%(1)	01/02/18	248,672	248,672
Pacific Premier Bank Deposit Account	1.05	%(1)	01/02/18	248,650	248,650
Total Bank Obligations (Cost $994,337)					994,337

Certificates of Deposit — 8.5%
Banco Estado Chile Yankee CD	1.42%		02/08/18	250,000	250,000
Banco Estado Chile Yankee CD	1.39%		03/02/18	250,000	250,000
Banco Estado Chile Yankee CD	1.57%		05/29/18	250,000	250,000
Bank of Montreal Yankee CD (Quarterly U.S. LIBOR + 0.21%)	1.69	%(2)	03/01/18	500,000	500,100
Bank of Montreal Yankee CD	1.40%		04/10/18	500,000	499,911
Bank of Montreal Yankee CD (Monthly U.S. LIBOR + 0.37%)	1.81	%(2)	01/12/18	250,000	250,294
Canadian Imperial Bank of NY Yankee CD(Quarterly U.S. LIBOR + 0.13%)	1.51	%(2)	01/26/18	500,000	499,746
Westpac Banking Corp. Yankee CD (Monthly U.S. LIBOR + 0.52%)	1.95	%(2)	01/09/18	500,000	500,048
Total Certificates of Deposit (Cost $3,000,099)					3,000,099

Commercial Paper — 32.0%
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.37%		01/24/18	270,000	269,765
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.47%		03/16/18	250,000	249,255
Banque et Caisse d'Epargne de l'Etat	1.35%		01/10/18	250,000	249,916
Banque et Caisse d'Epargne de l'Etat	1.30%		01/23/18	250,000	249,801
Banque et Caisse d'Epargne de l'Etat	1.41%		02/01/18	250,000	249,699
Banque et Caisse d'Epargne de l'Etat	1.39%		03/01/18	250,000	249,435
Banque et Caisse d'Epargne de l'Etat	1.43%		04/03/18	250,000	249,093
Banque et Caisse d'Epargne de l'Etat	1.41%		04/06/18	250,000	249,076
Canadian Imperial Holdings, Inc.	1.32%		01/02/18	500,000	499,982
Canadian Imperial Holdings, Inc.	1.42%		03/23/18	250,000	249,213
Caterpillar, Inc.	1.63%		01/05/18	250,000	249,956
Caterpillar, Inc.	1.52%		01/08/18	250,000	249,920
Caterpillar, Inc.	1.53%		01/22/18	250,000	249,800
Cooperatieve Rabobank UA/NY	1.39%		02/26/18	500,000	498,931
Credit Agricole Corporate and Investment Bank/New York	1.47%		02/09/18	250,000	249,605
Credit Agricole Corporate and Investment Bank/New York	1.40%		02/12/18	250,000	249,595
Credit Agricole Corporate and Investment Bank/New York	1.61%		03/16/18	250,000	249,178
Credit Agricole Corporate and Investment Bank/New York	1.65%		06/18/18	250,000	248,098
Credit Suisse AG/New York NY	1.40%		02/09/18	250,000	249,624
Credit Suisse AG/New York NY	1.70%		07/17/18	250,000	247,702
Credit Suisse AG/New York NY	1.88%		08/30/18	250,000	246,904
Dexia Credit Local SA/New York, NY	1.37%		03/09/18	250,000	249,367
Dexia Credit Local SA/New York, NY	1.43%		03/13/18	250,000	249,300
Dexia Credit Local SA/New York, NY	1.37%		03/29/18	250,000	249,178
GE Capital Treasury Services	1.63%		06/04/18	250,000	248,268
ING US Funding LLC	1.45%		02/01/18	400,000	399,501
ING US Funding LLC	1.55%		05/11/18	250,000	248,610
ING US Funding LLC	1.72%		07/02/18	250,000	247,851
JP Morgan Securities LLC	1.60%		05/30/18	350,000	347,711
JP Morgan Securities LLC	1.77%		06/15/18	310,000	307,514

The accompanying notes are an integral part of these financial statements.

Page 98	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Prime Money Market Fund
Security Description	Coupon/Yield		Maturity/Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
JP Morgan Securities LLC	1.74%		06/25/18	250,000	247,910
JP Morgan Securities LLC	1.82%		07/13/18	100,000	99,035
JP Morgan Securities LLC	1.97%		07/20/18	215,000	212,671
JP Morgan Securities LLC	1.84%		08/27/18	250,000	247,008
Natixis SA/New York, NY	1.43%		02/07/18	250,000	249,635
Natixis SA/New York, NY	1.64%		06/13/18	250,000	248,166
Swedbank AB	1.38%		02/20/18	250,000	249,503
Swedbank AB	1.44%		02/21/18	150,000	149,695
Swedbank AB	1.39%		03/15/18	250,000	249,300
Swedbank AB	1.51%		03/20/18	250,000	249,188
Swedbank AB	1.51%		03/21/18	250,000	249,177
Toyota Motor Credit Corp.	1.52%		05/07/18	250,000	248,688
Toyota Motor Credit Corp.	1.53%		05/23/18	250,000	248,498
Total Commercial Paper (Cost $11,250,322)					11,250,322

Corporate Obligations — 6.4%
Royal Bank of Canada	1.50%		01/16/18	500,000	500,001
Royal Bank of Canada (Monthly U.S. LIBOR + 0.18%)	1.73	%(2)	01/25/18	500,000	500,000
Royal Bank of Canada	1.50%		06/07/18	250,000	249,950
UBS AG Stamford, CT (Quarterly U.S. LIBOR + 0.70%)	2.37	%(2)	03/26/18	500,000	500,730
Westpac Banking Corp.	1.60%		01/12/18	500,000	500,028
Total Corporate Obligations (Cost $2,250,709)					2,250,709

Repurchase Agreements — 19.9%
INTL FCStone (Collateralized by $7,304,613 various FNMAs and FHLMCs, 2.23% - 3.99%, due 9/25/20 - 5/25/42, fair value $7,140,001)(proceeds $7,001,089), purchase date 12/29/17	1.40%		01/02/18	7,000,000	7,000,000
Total Repurchase Agreements (Cost $7,000,000)					7,000,000

Prime Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 30.4%
Fidelity Prime Institutional Money Market Portfolio, 1.45% (3)	6,997,151	6,999,950
Morgan Stanley Government Institutional Fund, 1.20% (3)	3,709,021	3,709,021
Total Money Market Registered Investment Companies (Cost $10,708,971)		10,708,971
Total Investments — 100.0% (Cost $35,204,438)		35,204,438
Other Assets less Liabilities — 0.0%		6,268
Total Net Assets — 100.0%		35,210,706

Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	1,251	13,073
Meeder Balanced Fund	624	7,245
Meeder Dynamic Allocation Fund	431	4,676
Meeder Muirfield Fund	587	4,426
Meeder Conservative Allocation Fund	173	3,899
Total Trustee Deferred Compensation (Cost $28,507)		33,319

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)

7-day yield as of December 31, 2017. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 99

Schedule of Investments
December 31, 2017

Institutional Prime Money Market Fund

Security Description	Coupon/Yield		Maturity/Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 0.3%
Columbus First Bank Deposit Account	1.00	%(1)	01/02/18	248,668	248,668
First Merchants Bank Deposit Account	1.00	%(1)	01/02/18	248,347	248,347
Pacific Mercantile Bank Deposit Account	1.21	%(1)	01/02/18	248,672	248,672
Pacific Premier Bank Deposit Account	1.05	%(1)	01/02/18	248,650	248,650
Total Bank Obligations (Cost $994,337)					994,337

Certificates of Deposit — 9.0%
Banco Estado Chile Yankee CD	1.37%		01/26/18	1,000,000	999,843
Banco Estado Chile Yankee CD	1.35%		02/02/18	1,000,000	999,775
Banco Estado Chile Yankee CD	1.42%		02/08/18	1,000,000	999,799
Banco Estado Chile Yankee CD	1.39%		03/02/18	1,000,000	999,579
Banco Estado Chile Yankee CD	1.39%		03/06/18	1,000,000	999,537
Banco Estado Chile Yankee CD	1.53%		04/11/18	1,000,000	999,503
Banco Estado Chile Yankee CD	1.50%		05/03/18	1,000,000	999,204
Banco Estado Chile Yankee CD	1.57%		05/29/18	1,000,000	999,140
Banco Estado Chile Yankee CD	1.60%		08/03/18	1,000,000	998,425
Bank of Montreal Yankee CD (Monthly U.S. LIBOR + 0.13%)	1.68	%(2)	01/26/18	1,000,000	1,000,188
Bank of Montreal Yankee CD (Quarterly U.S. LIBOR + 0.21%)	1.69	%(2)	03/01/18	2,000,000	2,000,676
Bank of Montreal Yankee CD	1.40%		04/10/18	1,562,000	1,559,994
Bank of Montreal Yankee CD (Monthly U.S. LIBOR + 0.37%)	1.81	%(2)	01/12/18	1,250,000	1,251,341
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.39%)	1.69	%(2)	01/16/18	2,000,000	2,001,260
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.36%)	1.76	%(2)	02/08/18	1,000,000	1,000,651
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.13%)	1.51	%(2)	01/26/18	2,000,000	1,999,414
Natixis SA/New York, NY Yankee CD (Monthly U.S. LIBOR + 0.14%)	1.58	%(2)	01/12/18	2,000,000	2,000,250
Royal Bank of Canada Yankee CD (Monthly U.S. LIBOR + 0.14%)	1.69	%(2)	01/26/18	2,000,000	2,000,104
Royal Bank of Canada Yankee CD (Monthly U.S. LIBOR + 0.18%)	1.67	%(2)	01/18/18	2,000,000	1,999,554
Westpac Banking Corp. Yankee CD (Monthly U.S. LIBOR + 0.52%)	1.95	%(2)	01/09/18	1,000,000	1,000,170
Total Certificates of Deposit (Cost $26,817,897)					26,808,407

Commercial Paper — 41.7%
American Honda Finance Corp.	1.38%		01/11/18	5,000,000	4,997,405
American Honda Finance Corp.	1.56%		02/07/18	2,000,000	1,996,696
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.47%		01/04/18	2,000,000	1,999,492
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.57%		01/08/18	2,000,000	1,999,146
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.57%		01/11/18	2,000,000	1,998,882
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.46%		01/12/18	1,900,000	1,898,854
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.36%		01/25/18	1,000,000	998,807
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.45%		02/26/18	1,000,000	997,330
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.51%		03/09/18	500,000	498,399
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.47%		03/16/18	1,000,000	996,454
Bank of Tokyo-Mitsubishi UFJ Ltd/New York, NY	1.86%		05/11/18	700,000	695,508

The accompanying notes are an integral part of these financial statements.

Page 100	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Institutional Prime Money Market Fund
Security Description	Coupon/Yield	Maturity/Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Banque et Caisse d'Epargne de l'Etat	1.38%	01/04/18	1,000,000	999,757
Banque et Caisse d'Epargne de l'Etat	1.35%	01/10/18	1,000,000	999,511
Banque et Caisse d'Epargne de l'Etat	1.39%	01/12/18	1,000,000	999,429
Banque et Caisse d'Epargne de l'Etat	1.40%	01/16/18	1,000,000	999,261
Banque et Caisse d'Epargne de l'Etat	1.30%	01/18/18	1,000,000	999,176
Banque et Caisse d'Epargne de l'Etat	1.30%	01/23/18	1,000,000	998,960
Banque et Caisse d'Epargne de l'Etat	1.41%	02/01/18	1,000,000	998,571
Banque et Caisse d'Epargne de l'Etat	1.39%	03/01/18	1,000,000	997,362
Banque et Caisse d'Epargne de l'Etat	1.39%	03/09/18	2,000,000	1,994,012
Banque et Caisse d'Epargne de l'Etat	1.43%	04/03/18	1,000,000	995,875
Banque et Caisse d'Epargne de l'Etat	1.41%	04/06/18	1,000,000	995,740
Banque et Caisse d'Epargne de l'Etat	1.76%	04/11/18	1,000,000	995,511
BNP Paribas SA/New York, NY	1.67%	05/14/18	480,000	476,897
Canadian Imperial Holdings, Inc.	1.32%	01/02/18	1,000,000	999,836
Canadian Imperial Holdings, Inc.	1.42%	03/23/18	1,000,000	996,327
Canadian Imperial Holdings, Inc.	1.42%	04/13/18	1,000,000	995,363
Caterpillar, Inc.	1.58%	01/05/18	2,000,000	1,999,366
Caterpillar, Inc.	1.37%	01/22/18	1,000,000	998,879
Cooperatieve Rabobank UA/NY	1.39%	02/26/18	1,500,000	1,496,192
Credit Agricole Corporate and Investment Bank/New York	1.25%	01/03/18	1,000,000	999,802
Credit Agricole Corporate and Investment Bank/New York	1.25%	01/10/18	1,000,000	999,520
Credit Agricole Corporate and Investment Bank/New York	1.31%	01/17/18	1,000,000	999,234
Credit Agricole Corporate and Investment Bank/New York	1.33%	02/02/18	1,000,000	998,563
Credit Agricole Corporate and Investment Bank/New York	1.40%	02/12/18	1,000,000	998,131
Credit Agricole Corporate and Investment Bank/New York	1.37%	02/14/18	1,000,000	998,044
Credit Agricole Corporate and Investment Bank/New York	1.41%	03/08/18	1,000,000	997,006
Credit Agricole Corporate and Investment Bank/New York	1.44%	03/20/18	1,000,000	996,360
Credit Agricole Corporate and Investment Bank/New York	1.62%	05/10/18	1,000,000	993,620
Credit Agricole Corporate and Investment Bank/New York	1.65%	05/30/18	1,000,000	992,514
Credit Agricole Corporate and Investment Bank/New York	1.65%	06/18/18	1,000,000	991,460
Credit Suisse AG/New York, NY	1.42%	02/01/18	1,000,000	998,513
Credit Suisse AG/New York, NY	1.40%	02/09/18	1,000,000	998,154
Credit Suisse AG/New York, NY	1.51%	03/29/18	1,000,000	995,750
Credit Suisse AG/New York, NY	1.52%	04/16/18	1,000,000	994,828
Credit Suisse AG/New York, NY	1.51%	04/18/18	1,000,000	994,723
Credit Suisse AG/New York, NY	1.52%	04/23/18	1,000,000	994,464
Credit Suisse AG/New York, NY	1.53%	04/27/18	1,000,000	994,252
Credit Suisse AG/New York, NY	1.64%	05/15/18	1,000,000	993,272
Credit Suisse AG/New York, NY	1.58%	06/15/18	1,000,000	991,507
Credit Suisse AG/New York, NY	1.67%	07/05/18	1,000,000	990,323
Credit Suisse AG/New York, NY	1.70%	07/17/18	1,000,000	989,594
Credit Suisse AG/New York, NY	1.73%	07/19/18	1,000,000	989,468

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 101

Schedule of Investments
December 31, 2017

Institutional Prime Money Market Fund
Security Description	Coupon/Yield	Maturity/Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Credit Suisse AG/New York, NY	1.88%	08/30/18	1,000,000	986,804
Dexia Credit Local SA/New York, NY	1.35%	01/31/18	1,000,000	998,678
Dexia Credit Local SA/New York, NY	1.37%	02/20/18	1,000,000	997,858
Dexia Credit Local SA/New York, NY	1.37%	03/09/18	1,000,000	997,128
Dexia Credit Local SA/New York, NY	1.43%	03/13/18	1,000,000	996,952
Dexia Credit Local SA/New York, NY	1.37%	03/29/18	1,000,000	996,225
Dexia Credit Local SA/New York, NY	1.46%	04/30/18	1,000,000	994,602
GE Capital Treasury Services	1.34%	02/12/18	1,000,000	998,144
GE Capital Treasury Services	1.34%	02/21/18	1,000,000	997,750
GE Capital Treasury Services	1.34%	03/05/18	1,000,000	997,212
GE Capital Treasury Services	1.39%	03/12/18	1,000,000	996,891
GE Capital Treasury Services	1.43%	04/12/18	1,000,000	995,412
GE Capital Treasury Services	1.50%	05/02/18	1,000,000	994,410
GE Capital Treasury Services	1.63%	06/04/18	1,000,000	992,665
ING US Funding LLC	1.41%	02/05/18	1,000,000	998,348
ING US Funding LLC	1.41%	02/06/18	2,000,000	1,996,608
ING US Funding LLC	1.46%	04/10/18	1,000,000	995,416
ING US Funding LLC	1.55%	05/01/18	1,000,000	994,404
ING US Funding LLC	1.55%	05/11/18	1,000,000	993,849
ING US Funding LLC	1.72%	07/02/18	1,850,000	1,833,182
JP Morgan Securities LLC	1.42%	02/15/18	1,000,000	997,904
JP Morgan Securities LLC	1.51%	03/16/18	1,500,000	1,494,749
JP Morgan Securities LLC	1.78%	04/24/18	1,000,000	994,641
JP Morgan Securities LLC	1.58%	05/01/18	1,000,000	994,315
JP Morgan Securities LLC	1.54%	05/04/18	1,000,000	994,162
JP Morgan Securities LLC	1.54%	05/09/18	1,000,000	993,905
JP Morgan Securities LLC	1.69%	06/01/18	1,000,000	992,689
JP Morgan Securities LLC	1.69%	06/06/18	1,000,000	992,399
JP Morgan Securities LLC	1.82%	06/19/18	1,000,000	991,634
JP Morgan Securities LLC	1.74%	06/25/18	1,000,000	991,273
JP Morgan Securities LLC	1.77%	07/06/18	1,050,000	1,040,183
JP Morgan Securities LLC	1.97%	07/20/18	1,000,000	989,861
JP Morgan Securities LLC	1.84%	08/27/18	1,000,000	987,789
National Rural Utilities	1.58%	01/25/18	2,000,000	1,997,540
Natixis SA/New York, NY	1.34%	01/08/18	1,000,000	999,611
Natixis SA/New York, NY	1.43%	02/07/18	1,000,000	998,411
Natixis SA/New York, NY	1.37%	02/16/18	1,000,000	998,041
Natixis SA/New York, NY	1.43%	03/07/18	1,000,000	997,165
Natixis SA/New York, NY	1.44%	03/21/18	1,000,000	996,381
Natixis SA/New York, NY	1.61%	05/16/18	1,000,000	993,591
Natixis SA/New York, NY	1.56%	05/29/18	1,000,000	992,949
Natixis SA/New York, NY	1.64%	06/13/18	1,000,000	992,203
Natixis SA/New York, NY	1.72%	07/10/18	1,000,000	990,784
Swedbank AB	1.37%	02/12/18	805,000	803,596
Swedbank AB	1.38%	02/20/18	2,000,000	1,995,868
Swedbank AB	1.44%	02/21/18	1,000,000	997,894
Swedbank AB	1.43%	02/22/18	1,000,000	997,853
Swedbank AB	1.41%	03/01/18	950,000	947,690
Swedbank AB	1.39%	03/15/18	1,000,000	996,990
Swedbank AB	1.51%	03/20/18	1,000,000	996,780
Toyota Motor Credit Corp.	1.36%	01/05/18	1,000,000	999,739
Toyota Motor Credit Corp.	1.39%	01/18/18	1,500,000	1,498,827
Toyota Motor Credit Corp.	1.32%	01/19/18	1,000,000	999,176
Toyota Motor Credit Corp.	1.37%	02/26/18	1,000,000	997,496
Toyota Motor Credit Corp.	1.52%	05/07/18	1,000,000	994,055
Toyota Motor Credit Corp.	1.53%	05/23/18	1,000,000	993,252
Total Commercial Paper (Cost $123,329,384)				123,286,034

The accompanying notes are an integral part of these financial statements.

Page 102	2017 Annual Report | December 31, 2017

Schedule of Investments
December 31, 2017

Institutional Prime Money Market Fund
Security Description	Coupon/Yield		Maturity/Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Corporate Obligations — 3.3%
Royal Bank of Canada	1.50%		01/16/18	1,000,000	999,910
Royal Bank of Canada (Monthly U.S. LIBOR + 0.18%)	1.73	%(2)	01/25/18	1,000,000	1,000,175
Royal Bank of Canada	1.50%		06/07/18	1,000,000	998,004
Royal Bank of Canada	2.20%		01/27/18	408,000	408,599
Royal Bank of Canada (Quarterly U.S. LIBOR + 0.13%)	1.50	% (2)	01/29/18	500,000	499,724
UBS AG Stamford, CT (Quarterly U.S. LIBOR + 0.70%)	2.37	% (2)	03/26/18	2,000,000	2,002,857
Westpac Banking Corp.	1.60%		01/12/18	1,000,000	999,967
Westpac Banking Corp.	1.55%		05/25/18	900,000	899,921
Westpac Banking Corp. (Quarterly U.S. LIBOR + 0.43%)	1.89	% (2)	02/26/18	2,020,000	2,022,175
Total Corporate Obligations (Cost $9,835,599)					9,831,332

Repurchase Agreements — 28.0%
INTL FCStone (Collateralized by $93,115,583 various FNMAs, FHLMCs, and GNMAs, 0.00% - 4.50%, due 9/25/20 - 4/25/44, fair value $23,460,000)(proceeds $23,003,578), purchase date 12/29/17	1.40%		01/02/18	23,000,000	23,000,000
South Street (Collateralized by $288,838,401 various FNMAs, FHLMCs, FHLBs, FFCBs, GNMAs, and US Treasury Notes, 1.23% - 6.50%, due 9/1/18 - 12/20/47, fair value $61,200,010)(proceeds $60,011,000), purchase date 12/29/17	1.65%		01/02/18	60,000,000	60,000,000
Total Repurchase Agreements (Cost $83,000,000)					83,000,000

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 17.8%
Fidelity Prime Institutional Money Market Portfolio, 1.45% (3)	29,988,005	29,997,001
Morgan Stanley Government Institutional Fund, 1.20% (3)	22,823,433	22,823,433
Total Money Market Registered Investment Companies (Cost $52,823,433)		52,820,434
Total Investments — 100.1% (Cost $296,800,650)		296,740,544
Liabilities less Other Assets — (0.1%)		(193,093)
Total Net Assets — 100.0%		296,547,451

Trustee Deferred Compensation (4)
Meeder Aggressive Allocation Fund	32	334
Meeder Balanced Fund	18	209
Meeder Dynamic Allocation Fund	11	119
Meeder Muirfield Fund	29	219
Meeder Conservative Allocation Fund	5	113
Total Trustee Deferred Compensation (Cost $1,009)		994

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2017. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)

7-day yield as of December 31, 2017. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Institutional Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 103

Statements of Assets & Liabilities December 31, 2017
	Muirfield Fund	Dynamic Allocation Fund	Aggressive Allocation Fund
Assets
Investments, at fair value (1)(2)	$321,461,650	$108,656,126	$34,035,491
Repurchase agreements, at fair value (1)	—	—	—
Investments in affiliates, at fair value (1)	151,740,645	21,160,222	6,809,597
Trustee deferred compensation investments, at fair value	171,736	106,499	59,094
Cash	—	—	—
Deposits at broker for futures contracts (3)	4,285,313	1,030,940	380,694
Cash held at broker for collateral on securities sold short	—	—	—
Receivable for securities sold	1,281	1,775,952	11
Receivable for capital stock issued	868,547	109,939	23,090
Receivable from investment advisor	—	—	—
Interest and dividend receivable	485,865	107,983	61,835
Receivable from securities lending agent (See Note #5)	16	—	8
Receivable for commissions recaptured	232,452	63,949	36,676
Prepaid expenses/other assets	107,654	29,567	34,125
Total Assets	479,355,159	133,041,177	41,440,621

Liabilities
Securities sold short at fair value (proceeds $59,362,567)	—	—	—
Payable for securities purchased	—	1,803,760	—
Payable for collateral on securities loaned	290,975	—	—
Payable for Trustee Deferred Compensation Plan	171,736	106,499	59,094
Payable for capital stock redeemed	230,321	33,150	6,004
Dividends payable	69,214	2,859	34
Dividend expense payable on short positions	—	—	—
Payable to investment advisor	253,930	69,964	16,999
Accrued distribution plan (12b-1) and shareholder service plan fees	286,737	66,479	24,532
Accrued transfer agent, fund accounting, CCO, and administrative fees	38,971	26,986	6,907
Accrued trustee fees	4,035	1,463	551
Other accrued liabilities	47,078	32,374	25,240
Total Liabilities	1,392,997	2,143,534	139,361

Net Assets	$477,962,162	$130,897,643	$41,301,260

Net Assets
Capital	$436,926,860	$116,926,452	$37,990,919
Accumulated undistributed (distributions in excess of) net investment income	(141,039)	(87,708)	(51,811)
Accumulated undistributed net realized gain (loss) from investments and futures contracts	380,803	(242,397)	(157,228)
Net unrealized appreciation (depreciation) of investments and futures contracts	40,795,538	14,301,296	3,519,380
Total Net Assets	$477,962,162	$130,897,643	$41,301,260

Net Asset Value Per Share
Retail Class
Net Assets	$250,321,961	$50,569,939	$18,731,758
Shares Outstanding	33,217,590	4,662,673	1,792,610
Net Asset Value, Offering and Redemption Price Per Share	$7.54	$10.85	$10.45

Adviser Class
Net Assets	$41,440,135	$10,140,412	$1,430,834
Shares Outstanding	5,471,795	932,227	136,868
Net Asset Value, Offering and Redemption Price Per Share	$7.57	$10.88	$10.45

Institutional Class
Net Assets	$186,200,066	$70,187,292	$21,138,668
Shares Outstanding	24,605,123	6,461,411	2,021,233
Net Asset Value, Offering and Redemption Price Per Share	$7.57	$10.86	$10.46

Net Asset Value Per Share - Money Market Funds
Net Assets
Shares Outstanding
Net Asset Value, Offering and Redemption Price Per Share

(1) Investments and affiliated investments at cost	$434,005,363	$115,983,412	$37,490,935
(2) Fair value of securities loaned included in investments at fair value (See Note #2 and Note #5)	$281,815	$—	$—
(3) Required margin held as collateral for futures contracts	$4,377,500	$819,400	$289,100

The accompanying notes are an integral part of these financial statements.

Page 104	2017 Annual Report | December 31, 2017

Balanced Fund	Global Allocation Fund	Spectrum Fund	Quantex Fund	Conservative Allocation Fund	Moderate Allocation Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$230,131,222	$61,524,717	$149,308,146	$88,990,744	$24,516,909	$62,895,306	$182,175,964	$28,204,438	$213,740,544
—	—	—	—	—	—	—	7,000,000	83,000,000
46,165,677	11,707,988	5,834,908	5,257,988	349,527	2,822,646	5,927,638	—	—
113,702	85,350	13,166	47,458	47,148	5,309	53,661	33,319	994
—	—	—	—	—	—	—	—	1,117
1,490,003	596,259	1,964,507	251,989	53,095	209,362	—	—	—
—	—	59,138,150	—	—	—	—	—	—
—	916,045	2,841,842	—	15	859,237	—	—	—
1,252,159	47,325	361,819	58,426	12,609	156,100	682,452	—	—
—	—	—	—	86,437	—	—	5,782	9,175
246,693	46,725	173,769	331,390	29,678	52,780	103,352	26,612	150,590
—	—	300	5,155	81	7	—	—	—
101,657	51,327	121,495	36,355	28,427	83,784	604	—	—
83,786	58,809	74,783	19,996	22,646	40,680	31,201	12,934	14,898
279,584,899	75,034,545	219,832,885	94,999,501	25,146,572	67,125,211	188,974,872	35,283,085	296,917,318

—	—	62,041,798	—	—	—	—	—	—
52,305	898,154	2,556,233	—	9,108	868,523	71,531	—	—
—	—	17,071	—	—	7,413	—	—	—
113,702	85,350	13,166	47,458	47,148	5,309	53,661	33,319	994
233,390	4,170	52,381	41,852	79,602	33,505	102,434	—	—
7,243	1,104	—	1,832	6,663	922	3,028	804	281,898
—	—	91,313	—	—	—	—	—	—
149,183	45,897	92,315	58,853	—	21,533	37,929	—	—
129,590	21,566	75,174	38,536	4,022	29,731	86,113	7,681	14,684
22,958	9,779	15,383	13,674	4,476	8,870	28,895	8,165	42,685
2,403	953	1,343	1,106	334	693	2,240	332	290
34,822	29,346	2,451	31,645	29,530	29,726	33,290	22,078	29,316
745,596	1,096,319	64,958,628	234,956	180,883	1,006,225	419,121	72,379	369,867

$278,839,303	$73,938,226	$154,874,257	$94,764,545	$24,965,689	$66,118,986	$188,555,751	$35,210,706	$296,547,451

$263,954,197	$65,833,673	$138,093,833	$76,355,701	$22,753,450	$59,470,258	$198,923,277	$35,210,706	$296,608,778
(97,184)	(52,959)	(12,572)	3,453	(10,056)	(5,079)	(50,555)	—	105
160,410	2,151,386	317,458	(1,030,960)	2,143,922	4,763,188	(10,476,479)	—	(1,326)
14,821,880	6,006,126	16,475,538	19,436,351	78,373	1,890,619	159,508	—	(60,106)
$278,839,303	$73,938,226	$154,874,257	$94,764,545	$24,965,689	$66,118,986	$188,555,751	$35,210,706	$296,547,451

$97,116,173	$35,512,198	$59,440,698	$60,161,392	$12,544,858	$24,635,354	$67,985,777
8,367,275	3,079,232	5,179,421	1,636,644	556,449	2,113,497	7,256,956
$11.61	$11.53	$11.48	$36.76	$22.54	$11.66	$9.37

$12,136,920	$1,056,885	$12,920,538	$2,113,713	$682,292	$3,538,442	$9,896,150
1,038,946	91,584	1,120,774	57,467	29,901	303,528	1,055,187
$11.68	$11.54	$11.53	$36.78	$22.82	$11.66	$9.38

$169,586,210	$37,369,143	$82,513,021	$32,489,440	$11,738,539	$37,945,190	$110,673,824
14,523,820	3,235,743	7,148,515	883,656	513,674	3,249,622	11,800,297
$11.68	$11.55	$11.54	$36.77	$22.85	$11.68	$9.38

							$35,210,706	$296,547,451
							35,210,706	296,591,482
							$1.00	$0.9999

$261,533,250	$67,443,450	$136,655,037	$74,866,268	$24,796,491	$63,867,332	$187,944,094	$35,204,438	$296,800,650
$—	$—	$16,647	$—	$—	$7,180	$—	$—	$—
$1,334,200	$485,900	$1,969,300	$222,000	$23,200	$110,450	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 105

Statements of Operations For the Year Ended December 31, 2017
	Muirfield Fund	Dynamic Allocation Fund	Aggressive Allocation Fund
Investment Income
Interest	$23,794	$12,660	$5,555
Income from affiliates	1,006,163	168,357	59,157
Dividends	6,118,612	2,288,578	688,801
Total Investment Income	7,148,569	2,469,595	753,513

Fund Expenses
Investment advisor	2,725,856	921,115	319,162
Transfer agent - Retail Class	358,297	85,051	30,203
Transfer agent - Adviser Class	21,465	6,349	895
Transfer agent - Institutional Class	110,410	55,979	19,968
Transfer agent - Money Market Funds
Fund accounting	77,848	49,282	37,511
Administrative	336,781	108,252	42,555
Trustee	19,093	6,448	1,837
Audit	18,603	18,603	18,603
Legal	3,680	3,680	3,680
Custody	39,776	11,473	3,730
Printing	15,451	4,680	1,743
Distribution plan (12b-1) - Retail Class (1)	597,162	177,189	62,923
Distribution plan (12b-1) - Money Market Funds
Shareholder service plan - Retail Class	525,317	141,751	50,338
Shareholder service plan - Adviser Class	43,432	12,783	1,790
Shareholder service plan - Institutional Class	39,503	7,371	1,159
Postage	18,324	12,514	2,355
Registration and filing	68,888	56,356	50,243
Insurance	34,633	8,224	4,081
Chief Compliance Officer	4,808	4,808	4,808
Dividend expense on securities sold short	—	—	—
Other	32,085	23,999	21,665
Total Expenses Before Reductions	5,091,413	1,715,907	679,249

Expenses voluntarily reimbursed/waived by investment advisor (See Note #5)	—	—	(8,514)
Expenses contractually reimbursed/waived by investment advisor (See Note #5)	—	(87,290)	—
Commissions recaptured (See Note #5)	(231,438)	(139,047)	(104,745)
Securities lending credit (See Note #5)	(2,570)	(2,776)	(864)
Transfer agent expenses voluntarily waived (See Note #5)	(98,904)	—	(20,863)

Net Expenses	4,758,501	1,486,794	544,263

Net Investment Income (Loss)	2,390,068	982,801	209,250

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from unaffiliated investments	30,259,753	9,258,134	2,645,345
Net realized gains (losses) from affiliated investments	(215)	(1,271)	(626)
Net realized gains (losses) from closed short positions	—	—	—
Net realized gains (losses) from futures contracts	15,163,165	3,325,435	947,413
Distributions of long-term realized gains by other investment companies	—	—	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	45,422,703	12,582,298	3,592,132

Net change in unrealized appreciation (depreciation) of unaffiliated investments	25,854,902	9,716,052	1,144,695
Net change in unrealized appreciation (depreciation) of affiliated investments	(22,604)	(2,606)	(856)
Net change in unrealized appreciation (depreciation) of short positions	—	—	—
Net change in unrealized appreciation (depreciation) of futures contracts	2,136,128	517,185	287,584
Net Change in Unrealized Appreciation (Depreciation) of Investment Transactions and Futures Contracts	27,968,426	10,230,631	1,431,423

Net Realized and Unrealized Gain (Loss) from Investments	73,391,129	22,812,929	5,023,555

Net Change in Net Assets Resulting from Operations	$75,781,197	$23,795,730	$5,232,805

(1)	Only the Retail Class of shares has adopted a Rule 12b-1 Plan. See Footnote #5 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Page 106	2017 Annual Report | December 31, 2017

Balanced Fund	Global Allocation Fund	Spectrum Fund	Quantex Fund	Conservative Allocation Fund	Moderate Allocation Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$13,043	$10,715	$14,232	$9,977	$3,485	$6,482	$11,767	$412,796	$2,542,351
329,744	106,010	37,357	61,590	10,298	47,714	52,667	—	—
4,706,925	1,341,631	2,402,357	1,369,546	552,326	1,160,612	7,025,374	—	—
5,049,712	1,458,356	2,453,946	1,441,113	566,109	1,214,808	7,089,808	412,796	2,542,351

1,654,020	570,523	989,184	796,807	201,057	428,886	585,742	144,451	686,305
178,894	50,025	102,410	79,394	34,380	47,837	99,491
7,367	677	7,925	1,335	436	2,174	4,045
84,544	40,582	47,936	26,762	4,818	25,047	50,758
							30,074	171,658
59,567	44,214	50,189	45,957	25,106	40,437	56,287	36,223	58,452
190,536	70,856	115,513	81,659	20,106	55,748	164,297	36,113	181,618
9,246	3,438	5,899	5,022	1,029	3,244	9,102	1,245	1,055
18,603	18,603	19,712	18,603	16,228	18,603	16,228	13,113	13,113
3,680	3,680	3,585	3,680	3,680	3,680	3,680	3,585	4,060
21,743	6,878	11,758	8,702	1,604	5,104	18,862	2,409	16,807
9,431	3,300	4,905	3,063	2,512	1,947	6,856	2,987	7,955
372,695	104,165	213,353	132,323	39,316	86,251	310,917
							6,701	19,189
298,156	83,375	170,683	102,055	20,445	69,001	248,733
14,787	1,333	15,960	2,592	874	4,372	12,194
37,047	2,239	19,808	7,027	1,908	5,064	32,713
11,633	7,124	10,934	12,436	15,295	12,854	9,662	941	3,916
52,908	50,984	53,316	53,906	52,732	51,446	55,776	26,637	3,833
24,007	6,320	13,852	6,538	1,601	3,988	18,613	11,963	7,718
4,808	4,808	4,808	4,808	4,808	4,808	4,808	4,808	4,808
—	—	817,333	—	—	—	—	—	—
28,552	22,341	24,170	22,537	19,312	20,829	26,078	39,059	27,889
3,082,224	1,095,465	2,703,233	1,415,206	467,248	891,321	1,734,842	360,309	1,208,376

—	—	—	—	(115,431)	(13,194)	—	(182,577)	(796,890)
—	—	—	(125,000)	(40,881)	(10,668)	(12,658)	—	—
(170,556)	(117,184)	(317,004)	(111,068)	(29,085)	(118,450)	(45,344)	—	—
(18,203)	(336)	(6,188)	(80,930)	(179)	—	—	—	—
(68,534)	(38,042)	(55,861)	(7,126)	(20,763)	(31,358)	(1,412)	(8,406)	(42,945)

2,824,931	939,903	2,324,180	1,091,082	260,909	717,651	1,675,428	169,326	368,541

2,224,781	518,453	129,766	350,031	305,200	497,157	5,414,380	243,470	2,173,810

13,268,317	7,770,359	7,210,660	(2,216,936)	2,600,368	7,373,360	1,948,775	—	(232)
(6,353)	(1,506)	(961)	(215)	(112)	(1,006)	(1,013)	—	—
—	—	(6,021,320)	—	—	—	—	—	—
5,646,364	1,741,210	8,811,275	779,570	260,594	1,144,374	—	—	—
10,289	17,950	—	—	1,812	729	25,080	—	—
18,918,617	9,528,013	9,999,654	(1,437,581)	2,862,662	8,517,457	1,972,842	—	(232)

9,897,756	5,282,080	14,473,951	12,255,828	(1,723,863)	(444,064)	187,596	—	(63,366)
(398)	(1,287)	(28)	(940)	(1)	(103)	(346)	—	—
—	—	(1,912,524)	—	—	—	—	—	—
232,463	274,235	879,702	353,812	18,970	58,613	—	—	—
10,129,821	5,555,028	13,441,101	12,608,700	(1,704,894)	(385,554)	187,250	—	(63,366)

29,048,438	15,083,041	23,440,755	11,171,119	1,157,768	8,131,903	2,160,092	—	(63,598)

$31,273,219	$15,601,494	$23,570,521	$11,521,150	$1,462,968	$8,629,060	$7,574,472	$243,470	$2,110,212

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 107

Statements of Changes in Net Assets For the Year Ended December 31,
	Muirfield Fund		Dynamic Allocation Fund
	2017	2016	2017	2016
Operations
Net investment income (loss)	$2,390,068	$2,843,302	$982,801	$1,168,224
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	45,422,703	8,909,457	12,582,298	1,191,815
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	27,968,426	10,119,598	10,230,631	3,129,274
Net change in net assets resulting from operations	75,781,197	21,872,357	23,795,730	5,489,313

Distributions to Shareholders
From net investment income:
Retail Class	(1,373,870)	(2,928,064)	(385,009)	(1,179,811)
Adviser Class	(125,710)	(335)	(46,717)	(105)
Institutional Class	(800,089)	(2,155)	(499,738)	(1,385)
From net realized gain from investment transactions:
Retail Class	(18,095,918)	—	(3,679,737)	(566,878)
Adviser Class	(2,688,959)	—	(735,907)	(225)
Institutional Class	(12,180,495)	—	(5,051,812)	(2,968)
Net change in net assets resulting from distributions	(35,265,041)	(2,930,554)	(10,398,920)	(1,751,372)

Capital Transactions:
Issued	308,551,786	135,904,696	94,289,003	52,208,011
Reinvested	33,614,056	2,838,323	10,347,670	1,750,198
Redeemed	(296,536,002)	(156,813,790)	(106,068,784)	(55,322,607)
Net change in net assets resulting from capital transactions	45,629,840	(18,070,771)	(1,432,111)	(1,364,398)

Total Change in Net Assets	86,145,996	871,032	11,964,699	2,373,543

Net Assets - Beginning of Year	391,816,166	390,945,134	118,932,944	116,559,401

Net Assets - End of Year	$477,962,162	$391,816,166	$130,897,643	$118,932,944

Accumulated undistributed (distributions in excess of) net investment income	$(141,039)	$—	$(87,708)	$—

Share Transactions:
Issued	41,583,017	20,962,657	9,115,839	5,547,887
Reinvested	4,470,775	428,665	957,539	182,450
Redeemed	(40,445,977)	(24,105,739)	(10,248,519)	(5,956,619)
Net change in shares	5,607,815	(2,714,417)	(175,141)	(226,282)

The accompanying notes are an integral part of these financial statements.

Page 108	2017 Annual Report | December 31, 2017

Aggressive Allocation Fund		Balanced Fund		Global Allocation Fund		Spectrum Fund
2017	2016	2017	2016	2017	2016	2017	2016

$209,250	$500,958	$2,224,781	$2,741,585	$518,453	$878,663	$129,766	$196,468
3,592,132	1,400,806	18,918,617	3,056,390	9,528,013	(2,265,626)	9,999,654	4,775,916
1,431,423	1,991,855	10,129,821	6,956,644	5,555,028	3,437,192	13,441,101	3,628,533
5,232,805	3,893,619	31,273,219	12,754,619	15,601,494	2,050,229	23,570,521	8,600,917

(40,200)	(514,879)	(1,150,685)	(2,762,407)	(102,129)	(920,975)	—	(229,819)
(5,122)	(26)	(68,028)	(336)	(7,418)	(189)	—	(85)
(137,029)	(384)	(932,696)	(754)	(344,681)	(1,716)	—	(978)

(1,929,131)	—	(4,750,204)	—	(396,993)	—	(3,769,641)	(1,322,992)
(145,037)	—	(570,082)	—	(11,523)	—	(802,354)	(512)
(2,163,460)	—	(6,054,681)	—	(420,412)	—	(4,636,571)	(5,890)
(4,419,979)	(515,289)	(13,526,376)	(2,763,497)	(1,283,156)	(922,880)	(9,208,566)	(1,560,276)

27,642,366	16,210,649	225,356,251	79,755,921	49,118,154	19,568,280	119,341,484	41,463,179
4,414,660	515,052	13,375,715	2,759,403	1,280,093	921,716	9,102,305	1,559,046
(37,649,782)	(52,233,584)	(207,685,297)	(151,263,770)	(66,796,194)	(52,021,124)	(112,449,372)	(51,142,012)
(5,592,756)	(35,507,883)	31,046,669	(68,748,446)	(16,397,947)	(31,531,128)	15,994,417	(8,119,787)

(4,779,930)	(32,129,553)	48,793,512	(58,757,324)	(2,079,609)	(30,403,779)	30,356,372	(1,079,146)

46,081,190	78,210,743	230,045,791	288,803,115	76,017,835	106,421,614	124,517,885	125,597,031

$41,301,260	$46,081,190	$278,839,303	$230,045,791	$73,938,226	$76,017,835	$154,874,257	$124,517,885

$(51,811)	$—	$(97,184)	$—	$(52,959)	$—	$(12,572)	$—

2,624,774	1,705,205	19,574,841	7,682,584	4,905,373	2,140,082	10,719,123	4,276,333
425,667	53,363	1,151,420	260,363	112,132	97,608	794,665	150,043
(3,556,913)	(5,415,390)	(18,224,269)	(14,401,906)	(6,563,852)	(5,676,548)	(10,173,190)	(5,226,636)
(506,472)	(3,656,822)	2,501,992	(6,458,959)	(1,546,347)	(3,438,858)	1,340,598	(800,260)

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 109

Statements of Changes in Net Assets For the Periods Ended December 31,
	Quantex Fund		Conservative Allocation Fund
	2017	2016	2017	2016
Operations
Net investment income (loss)	$350,031	$324,146	$305,200	$108,305
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(1,437,581)	3,915,275	2,862,662	(379,889)
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	12,608,700	10,155,720	(1,704,894)	3,752,341
Net change in net assets resulting from operations	11,521,150	14,395,141	1,462,968	3,480,757

Distributions to Shareholders
From net investment income:
Retail Class	(99,127)	(359,961)	(223,576)	—
Adviser Class	(6,183)	(38)	(6,728)	—
Institutional Class	(156,324)	(1,160)	(112,007)	—
From net realized gain from investment transactions:
Retail Class	(1,617,757)	(1,234,598)	—	(194,130)
Adviser Class	(54,620)	(445)	—	(71)
Institutional Class	(857,186)	(13,585)	—	(2,418)
From return of capital:
Retail Class	—	—	—	(234,294)
Adviser Class	—	—	—	(10)
Institutional Class	—	—	—	(324)
Net change in net assets resulting from distributions	(2,791,197)	(1,609,787)	(342,311)	(431,247)

Distributions to Shareholders - Money Market Funds
From net investment income
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions:
Issued	54,392,703	40,428,525	18,785,464	6,512,856
Reinvested	2,776,308	1,605,609	335,648	410,682
Redeemed	(57,352,179)	(27,484,256)	(16,038,502)	(9,244,777)
Net change in net assets resulting from capital transactions	(183,168)	14,549,878	3,082,610	(2,321,239)

Total Change in Net Assets	8,546,785	27,335,232	4,203,267	728,271

Net Assets - Beginning of Year	86,217,760	58,882,528	20,762,422	20,035

Net Assets - End of Year	$94,764,545	$86,217,760	$24,965,689	$20,762,422

Accumulated undistributed (distributions in excess of) net investment income	$3,453	$—	$(10,056)	$(4,243)

Share Transactions:
Issued	1,586,527	1,330,055	836,566	314,588
Reinvested	75,618	48,133	14,821	19,734
Redeemed	(1,668,761)	(909,010)	(725,363)	(462,854)
Net change in shares	(6,616)	469,178	126,024	(128,532)

(1)	Commenced operations on October 7, 2016.

The accompanying notes are an integral part of these financial statements.

Page 110	2017 Annual Report | December 31, 2017

Moderate Allocation Fund		Total Return Bond Fund		Prime Money Market Fund		Institutional Prime Money Market Fund(1)
2017	2016	2017	2016	2017	2016	2017	2016

$497,157	$735,115	$5,414,380	$6,265,031	$243,470	$545,581	$2,173,810	$171,971
8,517,457	1,198,154	1,972,842	(2,055,911)	—	—	(232)	(1,094)
(385,554)	3,412,365	187,250	4,922,395	—	—	(63,366)	3,260
8,629,060	5,345,634	7,574,472	9,131,515	243,470	545,581	2,110,212	174,137

(152,200)	(777,037)	(3,220,595)	(6,263,758)
(14,920)	(71)	(147,366)	(726)
(226,553)	(459)	(2,053,634)	(557)

(849,212)	—	—	—
(118,465)	—	—	—
(1,134,939)	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
(2,496,289)	(777,567)	(5,421,595)	(6,265,041)

				(243,470)	(28,501)	(2,173,717)	(171,959)
				—	(113,390)	—	—
				—	(403,691)	—	—
				(243,470)	(545,582)	(2,173,717)	(171,959)

48,367,764	30,149,567	174,937,272	90,469,480	29,723,424	587,186,878	485,340,979	304,118,416
2,483,463	777,204	5,385,499	6,255,443	236,626	137,783	225,080	14,473
(47,860,164)	(20,598,293)	(208,828,722)	(99,300,344)	(31,415,171)	(775,361,263)	(386,435,339)	(106,654,831)
2,991,063	10,328,478	(28,505,951)	(2,575,421)	(1,455,121)	(188,036,602)	99,130,720	197,478,058

9,123,834	14,896,545	(26,353,074)	291,053	(1,455,121)	(188,036,603)	99,067,215	197,480,236

56,995,152	42,098,607	214,908,825	214,617,772	36,665,827	224,702,430	197,480,236	—

$66,118,986	$56,995,152	$188,555,751	$214,908,825	$35,210,706	$36,665,827	$296,547,451	$197,480,236

$(5,079)	$—	$(50,555)	$—	$—	$—	$105	$12

4,418,490	3,043,488	18,549,332	9,651,192	29,723,424	587,186,878	485,328,584	304,102,698
214,661	79,378	572,232	668,172	236,626	137,783	225,073	14,472
(4,414,246)	(2,106,832)	(22,170,849)	(10,641,622)	(31,415,171)	(775,361,263)	(386,423,004)	(106,647,341)
218,905	1,016,034	(3,049,285)	(322,258)	(1,455,121)	(188,036,602)	99,130,653	197,469,829

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 111

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (4)		Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class (1)(2)
2017	$6.79	0.04		1.34	1.38	(0.04)	(0.59)	0.00	(0.63)
2016	$6.47	0.05		0.32	0.37	(0.05)	0.00	0.00	(0.05)
2015	$7.03	0.02		(0.41)	(0.39)	(0.02)	(0.15)	0.00	(0.17)
2014	$6.95	0.01		0.81	0.82	(0.18)	(0.56)	0.00	(0.74)
2013	$5.81	0.01		1.75	1.76	(0.01)	(0.61)	0.00	(0.62)
Muirfield Fund - Adviser Class (1)(2)(3)
2017	$6.80	0.05		1.34	1.39	(0.03)	(0.59)	0.00	(0.62)
2016 (5)	$6.51	0.01		0.29	0.30	(0.01)	0.00	0.00	(0.01)
Muirfield Fund - Institutional Class (1)(2)(3)
2017	$6.80	0.07		1.33	1.40	(0.04)	(0.59)	0.00	(0.63)
2016 (5)	$6.51	0.02		0.29	0.31	(0.02)	0.00	0.00	(0.02)
Dynamic Allocation Fund - Retail Class (1)(2)
2017	$9.72	0.06		1.99	2.05	(0.07)	(0.85)	0.00	(0.92)
2016	$9.36	0.10		0.40	0.50	(0.09)	(0.05)	0.00	(0.14)
2015	$10.02	0.05		(0.40)	(0.35)	(0.05)	(0.26)	0.00	(0.31)
2014	$10.35	0.04		1.25	1.29	(0.30)	(1.32)	0.00	(1.62)
2013	$8.80	0.02		2.74	2.76	(0.02)	(1.19)	0.00	(1.21)
Dynamic Allocation Fund - Adviser Class (1)(2)(3)
2017	$9.73	0.10		1.97	2.07	(0.07)	(0.85)	0.00	(0.92)
2016 (5)	$9.34	0.02		0.44	0.46	(0.02)	(0.05)	0.00	(0.07)
Dynamic Allocation Fund - Institutional Class (1)(2)(3)
2017	$9.72	0.12		1.97	2.09	(0.10)	(0.85)	0.00	(0.95)
2016 (5)	$9.34	0.02		0.43	0.45	(0.02)	(0.05)	0.00	(0.07)
Aggressive Allocation Fund - Retail Class (1)(2)
2017	$10.34	0.02		1.31	1.33	(0.02)	(1.20)	0.00	(1.22)
2016	$9.64	0.07		0.72	0.79	(0.09)	0.00	0.00	(0.09)
2015	$10.47	0.03		(0.48)	(0.45)	(0.03)	(0.35)	0.00	(0.38)
2014	$10.91	0.00		1.43	1.43	(0.08)	(1.79)	0.00	(1.87)
2013	$8.44	(0.00	)*	2.56	2.56	0.00	(0.09)	0.00	(0.09)
Aggressive Allocation Fund - Adviser Class (1)(2)(3)
2017	$10.35	0.07		1.29	1.36	(0.06)	(1.20)	0.00	(1.26)
2016 (5)	$9.53	0.01		0.82	0.83	(0.01)	0.00	0.00	(0.01)
Aggressive Allocation Fund - Institutional Class (1)(2)(3)
2017	$10.35	0.10		1.29	1.39	(0.08)	(1.20)	0.00	(1.28)
2016 (5)	$9.53	0.01		0.82	0.83	(0.01)	0.00	0.00	(0.01)

1

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

The accompanying notes are an integral part of these financial statements.

Page 112	2017 Annual Report | December 31, 2017

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$7.54	20.29%	$250,322	0.49%	1.27%	1.33%	1.33%	276%
$6.79	5.72%	$390,817	0.73%	1.05%	1.36%	1.35%	414%
$6.47	(5.50%)	$390,945	0.33%	1.03%	1.35%	1.37%	277%
$7.03	12.12%	$297,861	0.22%	1.22%	1.44%	1.44%	238%
$6.95	30.46%	$161,823	0.14%	1.22%	1.42%	1.54%	260%

$7.57	20.50%	$41,440	0.71%	1.05%	1.11%	1.20%	276%
$6.80	4.68%	$154	1.32%	0.73%	0.99%	0.99%	414%

$7.57	20.60%	$186,200	0.88%	0.85%	0.91%	1.00%	276%
$6.80	4.72%	$845	1.33%	0.72%	0.98%	0.98%	414%

$10.85	21.20%	$50,570	0.59%	1.39%	1.51%	1.58%	252%
$9.72	5.37%	$118,293	1.04%	1.05%	1.42%	1.56%	369%
$9.36	(3.46%)	$116,559	0.47%	1.19%	1.48%	1.54%	245%
$10.02	12.80%	$141,638	0.40%	1.22%	1.45%	1.54%	230%
$10.35	31.61%	$102,926	0.20%	1.22%	1.39%	1.58%	276%

$10.88	21.42%	$10,140	0.87%	1.16%	1.27%	1.34%	252%
$9.73	4.89%	$48	1.33%	0.81%	1.12%	1.12%	369%

$10.86	21.61%	$70,187	1.10%	0.94%	1.05%	1.12%	252%
$9.72	4.80%	$592	1.33%	0.80%	1.11%	1.11%	369%

$10.45	12.91%	$18,732	0.22%	1.50%	1.74%	1.76%	253%
$10.34	8.26%	$45,718	0.77%	1.16%	1.60%	1.63%	361%
$9.64	(4.35%)	$78,211	0.24%	1.18%	1.56%	1.58%	283%
$10.47	13.49%	$84,847	0.00%	1.33%	1.59%	1.60%	239%
$10.91	30.40%	$64,608	(0.03%)	1.35%	1.57%	1.65%	272%

$10.45	13.22%	$1,431	0.65%	1.24%	1.45%	1.59%	253%
$10.35	8.75%	$19	0.85%	0.91%	1.24%	1.24%	361%

$10.46	13.52%	$21,139	0.90%	0.94%	1.21%	1.35%	253%
$10.35	8.73%	$345	0.83%	0.93%	1.25%	1.25%	361%

4	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
5	Commenced operations on October 31, 2016.
*	Actual amounts were less than one-half of a cent per share

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 113

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (4)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Balanced Fund - Retail Class (1)(2)
2017	$10.74	0.09	1.49	1.58	(0.11)	(0.60)	0.00	(0.71)
2016	$10.36	0.11	0.39	0.50	(0.12)	0.00	0.00	(0.12)
2015	$10.98	0.09	(0.58)	(0.49)	(0.08)	(0.05)	0.00	(0.13)
2014	$11.10	0.10	0.84	0.94	(0.27)	(0.79)	0.00	(1.06)
2013	$10.06	0.09	1.89	1.98	(0.09)	(0.85)	0.00	(0.94)
Balanced Fund - Adviser Class (1)(2)(3)
2017	$10.74	0.13	1.50	1.63	(0.09)	(0.60)	0.00	(0.69)
2016 (6)	$10.49	0.04	0.25	0.29	(0.04)	0.00	0.00	(0.04)
Balanced Fund - Institutional Class (1)(2)(3)
2017	$10.75	0.16	1.47	1.63	(0.10)	(0.60)	0.00	(0.70)
2016 (6)	$10.49	0.04	0.26	0.30	(0.04)	0.00	0.00	(0.04)
Global Allocation Fund - Retail Class (1)(2)
2017	$9.56	0.04	2.09	2.13	(0.03)	(0.13)	0.00	(0.16)
2016	$9.34	0.09	0.24	0.33	(0.11)	0.00	0.00	(0.11)
2015	$10.38	0.04	(0.79)	(0.75)	(0.04)	(0.25)	0.00	(0.29)
2014	$11.36	0.06	0.58	0.64	(0.16)	(1.46)	0.00	(1.62)
2013	$10.07	0.04	2.34	2.38	(0.05)	(1.04)	0.00	(1.09)
Global Allocation Fund - Adviser Class (1)(2)(3)
2017	$9.57	0.15	2.03	2.18	(0.08)	(0.13)	0.00	(0.21)
2016 (6)	$9.41	0.06	0.16	0.22	(0.06)	0.00	0.00	(0.06)
Global Allocation Fund - Institutional Class (1)(2)(3)
2017	$9.58	0.12	2.09	2.21	(0.11)	(0.13)	0.00	(0.24)
2016 (6)	$9.41	0.06	0.16	0.22	(0.05)	0.00	0.00	(0.05)
Spectrum Fund - Retail Class (1)(2)(3)
2017	$10.28	(0.01)	1.99	1.98	0.00	(0.78)	0.00	(0.78)
2016	$9.73	0.02	0.66	0.68	(0.02)	(0.11)	0.00	(0.13)
2015 (5)	$10.00	(0.04)	(0.08)	(0.12)	0.00	(0.13)	(0.02)	(0.15)
Spectrum Fund - Adviser Class (1)(2)(3)
2017	$10.29	0.02	2.00	2.02	0.00	(0.78)	0.00	(0.78)
2016 (6)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Spectrum Fund - Institutional Class (1)(2)(3)
2017	$10.29	0.05	1.98	2.03	0.00	(0.78)	0.00	(0.78)
2016 (6)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)

1

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

The accompanying notes are an integral part of these financial statements.

Page 114	2017 Annual Report | December 31, 2017

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$11.61	14.74%	$97,116	0.81%	1.41%	1.49%	1.49%	226%
$10.74	4.84%	$229,738	1.02%	1.22%	1.46%	1.46%	322%
$10.36	(4.47%)	$288,803	0.81%	1.22%	1.47%	1.48%	246%
$10.98	8.61%	$175,534	0.94%	1.33%	1.50%	1.54%	180%
$11.10	19.79%	$105,642	0.85%	1.33%	1.47%	1.57%	217%

$11.68	15.21%	$12,137	1.13%	1.12%	1.21%	1.30%	226%
$10.74	2.77%	$89	2.42%	0.85%	1.06%	1.06%	322%

$11.68	15.25%	$169,586	1.35%	0.93%	1.02%	1.11%	226%
$10.75	2.83%	$219	2.42%	0.85%	1.07%	1.07%	322%

$11.53	22.33%	$35,512	0.35%	1.48%	1.63%	1.63%	179%
$9.56	3.54%	$75,657	1.00%	1.16%	1.41%	1.54%	169%
$9.34	(7.21%)	$106,422	0.42%	1.19%	1.42%	1.50%	170%
$10.38	5.87%	$109,845	0.54%	1.23%	1.37%	1.51%	143%
$11.36	23.82%	$91,769	0.36%	1.23%	1.40%	1.58%	231%

$11.54	22.84%	$1,057	1.38%	1.20%	1.33%	1.44%	179%
$9.57	2.34%	$30	3.79%	1.01%	1.17%	1.17%	169%

$11.55	23.07%	$37,369	1.13%	0.94%	1.10%	1.21%	179%
$9.58	2.34%	$330	3.76%	1.02%	1.18%	1.18%	169%

$11.48	19.28%	$59,441	(0.08%)	1.91%	2.16%	2.16%	120%
$10.28	6.97%	$124,009	0.16%	1.49%	1.99%	1.99%	235%
$9.73	(1.21%)	$125,597	(0.36%)	1.49%	2.12%	2.19%	161%

$11.53	19.65%	$12,921	0.21%	1.68%	1.89%	2.01%	120%
$10.29	4.49%	$48	1.07%	1.38%	1.88%	1.88%	235%

$11.54	19.75%	$82,513	0.45%	1.45%	1.70%	1.82%	120%
$10.29	4.52%	$461	1.07%	1.38%	1.87%	1.87%	235%

4	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
5	Commenced operations on January 1, 2015.
6	Commenced operations on October 31, 2016.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 115

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (4)		Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Quantex Fund - Retail Class (1)(2)
2017	$33.36	0.09		4.38	4.47	(0.06)	(1.01)	0.00	(1.07)
2016	$27.84	0.14		6.02	6.16	(0.16)	(0.48)	0.00	(0.64)
2015	$35.20	0.17		(2.78)	(2.61)	(0.17)	(4.58)	0.00	(4.75)
2014	$35.04	0.13		3.11	3.24	(0.40)	(2.68)	0.00	(3.08)
2013	$25.46	0.09		10.45	10.54	(0.08)	(0.88)	0.00	(0.96)
Quantex Fund - Adviser Class (1)(2)(3)
2017	$33.37	0.21		4.35	4.56	(0.14)	(1.01)	0.00	(1.15)
2016 (6)	$30.67	0.04		3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Quantex - Institutional Class (1)(2)(3)
2017	$33.37	0.26		4.35	4.61	(0.20)	(1.01)	0.00	(1.21)
2016 (6)	$30.67	0.04		3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Conservative Allocation Fund - Retail Class (1)(2)
2017	$21.32	0.27		1.36	1.63	(0.41)	0.00	0.00	(0.41)
2016	$18.17	0.11		3.48	3.59	0.00	(0.20)	(0.24)	(0.44)
2015	$30.45	0.17		(5.40)	(5.23)	(0.25)	(6.80)	0.00	(7.05)
2014	$30.98	0.19		2.64	2.83	(0.83)	(2.53)	0.00	(3.36)
2013	$24.17	0.17		6.81	6.98	(0.17)	0.00	0.00	(0.17)
Conservative Allocation Fund - Adviser Class (1)(2)(3)
2017	$21.34	0.36		1.35	1.71	(0.23)	0.00	0.00	(0.23)
2016 (6)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Conservative Allocation Fund - Institutional Class (1)(2)(3)
2017	$21.34	0.59		1.14	1.73	(0.22)	0.00	0.00	(0.22)
2016 (6)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Moderate Allocation Fund - Retail Class (1)(2)(3)
2017	$10.46	0.07		1.60	1.67	(0.05)	(0.42)	0.00	(0.47)
2016	$9.50	0.16		0.97	1.13	(0.17)	0.00	0.00	(0.17)
2015 (5)	$10.00	0.18		(0.59)	(0.41)	(0.09)	0.00	0.00	(0.09)
Moderate Allocation Fund - Adviser Class (1)(2)(3)
2017	$10.46	0.12		1.59	1.71	(0.09)	(0.42)	0.00	(0.51)
2016 (6)	$9.87	0.03		0.59	0.62	(0.03)	0.00	0.00	(0.03)
Moderate Allocation Fund - Institutional Class (1)(2)(3)
2017	$10.47	0.14		1.59	1.73	(0.10)	(0.42)	0.00	(0.52)
2016 (6)	$9.87	0.03		0.59	0.62	(0.02)	0.00	0.00	(0.02)

1

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

The accompanying notes are an integral part of these financial statements.

Page 116	2017 Annual Report | December 31, 2017

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$36.76	13.42%	$60,161	0.27%	1.29%	1.52%	1.66%	72%
$33.36	22.14%	$85,235	0.47%	1.18%	1.52%	1.77%	91%
$27.84	(7.68%)	$58,883	0.46%	1.09%	1.26%	1.75%	87%
$35.20	9.48%	$61,834	0.36%	1.44%	1.52%	1.78%	29%
$35.04	41.54%	$44,476	0.27%	1.52%	1.58%	1.94%	25%

$36.78	13.68%	$2,114	0.59%	1.19%	1.39%	1.56%	72%
$33.37	10.48%	$31	0.75%	1.10%	1.15%	1.40%	91%

$36.77	13.84%	$32,489	0.75%	1.00%	1.18%	1.35%	72%
$33.37	10.48%	$951	0.75%	1.09%	1.15%	1.40%	91%

$22.54	7.64%	$12,545	1.24%	1.58%	1.70%	2.57%	135%
$21.32	19.87%	$20,450	0.55%	2.15%	2.17%	2.55%	44%
$18.17	(16.92%)	$20,034	0.56%	1.98%	1.98%	2.01%	54%
$30.45	9.42%	$46,746	0.63%	1.88%	1.88%	1.89%	34%
$30.98	28.96%	$37,988	0.62%	1.87%	1.87%	1.99%	19%

$22.82	8.01%	$682	1.63%	0.81%	1.07%	1.97%	135%
$21.34	2.64%	$7	0.11%	1.87%	1.93%	2.18%	44%

$22.85	8.10%	$11,739	2.65%	0.25%	0.49%	1.39%	135%
$21.34	2.62%	$305	0.08%	1.90%	1.96%	2.21%	44%

$11.66	15.99%	$24,635	0.61%	1.47%	1.67%	1.73%	349%
$10.46	12.06%	$56,744	1.62%	1.26%	1.61%	1.80%	250%
$9.50	(4.15%)	$42,099	1.80%	1.26%	1.66%	1.85%	70%

$11.66	16.40%	$3,538	1.03%	1.11%	1.35%	1.50%	349%
$10.46	6.32%	$22	1.92%	0.97%	1.21%	1.21%	250%

$11.68	16.55%	$37,945	1.29%	0.91%	1.13%	1.28%	349%
$10.47	6.31%	$229	1.92%	1.00%	1.24%	1.24%	250%

4	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
5	Commenced operations on June 30, 2015.
6	Commenced operations on October 31, 2016.
*	Actual amounts were less than one-half of a cent per share

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 117

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (4)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Total Return Bond Fund - Retail Class (1)(2)
2017	$9.28	0.24	0.10	0.34	(0.25)	0.00	0.00	(0.25)
2016	$9.14	0.27	0.14	0.41	(0.27)	0.00	0.00	(0.27)
2015	$9.63	0.27	(0.51)	(0.24)	(0.25)	0.00	0.00	(0.25)
2014	$9.77	0.33	(0.15)	0.18	(0.32)	0.00	0.00	(0.32)
2013	$10.15	0.38	(0.38)	(0.00)	(0.38)	0.00	0.00	(0.38)
Total Return Bond Fund - Adviser Class (1)(2)(3)
2017	$9.28	0.28	0.10	0.38	(0.28)	0.00	0.00	(0.28)
2016 (6)	$9.46	0.09	(0.19)	(0.10)	(0.08)	0.00	0.00	(0.08)
Total Return Bond Fund - Institutional Class (1)(2)(3)
2017	$9.28	0.31	0.08	0.39	(0.29)	0.00	0.00	(0.29)
2016 (6)	$9.46	0.08	(0.18)	(0.10)	(0.08)	0.00	0.00	(0.08)
Prime Money Market Fund (1)(2)
2017	$1.00	0.007	N/A	0.007	(0.007)	0.000	0.000	(0.007)
2016	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2015	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2014	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2013	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
Institutional Prime Money Market Fund (1)(2)(3)
2017	$1.0001	0.0101	(0.0003)	0.0098	(0.0100)	0.0000	0.0000	(0.0100)
2016 (5)	$1.0000	0.0010	0.0001	0.0011	(0.0010)	0.0000	0.0000	(0.0010)

1

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

The accompanying notes are an integral part of these financial statements.

Page 118	2017 Annual Report | December 31, 2017

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$9.37	3.72%	$67,986	2.59%	1.01%	1.02%	1.03%	133%
$9.28	4.49%	$214,755	2.87%	0.88%	0.98%	1.00%	217%
$9.14	(2.51%)	$214,618	2.71%	0.88%	1.01%	1.03%	295%
$9.63	1.78%	$143,046	3.39%	0.99%	1.02%	1.13%	82%
$9.77	0.01%	$90,080	3.87%	0.99%	1.01%	1.19%	79%

$9.38	4.07%	$9,896	2.95%	0.79%	0.83%	0.84%	133%
$9.28	(1.05%)	$84	5.49%	0.52%	0.53%	0.53%	217%

$9.38	4.20%	$110,674	3.27%	0.60%	0.64%	0.65%	133%
$9.28	(1.08%)	$70	5.35%	0.51%	0.53%	0.53%	217%

$1.00	0.68%	$35,211	0.67%	0.47%	0.47%	1.00%	N/A
$1.00	0.29%	$36,666	0.28%	0.32%	0.32%	0.69%	N/A
$1.00	0.07%	$56,530	0.07%	0.18%	0.18%	0.58%	N/A
$1.00	0.06%	$54,927	0.06%	0.16%	0.16%	0.67%	N/A
$1.00	0.08%	$61,288	0.08%	0.22%	0.22%	0.90%	N/A

$0.9999	0.96%	$296,600	1.01%	0.17%	0.17%	0.56%	N/A
$1.0001	0.11%	$197,480	0.43%	0.24%	0.24%	0.62%	N/A

4	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
5	Commenced operations on October 7, 2016.
6	Commenced operations on October 31, 2016.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report | December 31, 2017	Page 119

Notes to Financial Statements
December 31, 2017

1.    Organization

Meeder Funds (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust offers twelve separate series, all of which are included in this report: Muirfield Fund (Muirfield), Dynamic Allocation Fund (Dynamic), Aggressive Allocation Fund (Aggressive), Balanced Fund (Balanced), Global Allocation Fund (Global), Spectrum Fund (Spectrum), Quantex Fund (Quantex), Conservative Allocation Fund (Conservative), Moderate Allocation Fund (Moderate), Total Return Bond Fund (Bond), Prime Money Market Fund (Prime Money Market), and Institutional Prime Money Market Fund (Institutional Prime Money Market)(the Funds).

Each Fund, except Prime Money Market and Institutional Prime Money Market, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. Prime Money Market and Institutional Prime Money Market offer only one class of shares. The share classes differ with respect to distribution fees, service fees, and other expenses allocated to each class. Eligibility to purchase Adviser and Institutional Class shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or who meet certain initial investment minimums.

Prime Money Market operates as a retail money market fund. The Fund maintains a stable net asset value of $1.00, is only available for purchase in accounts beneficially owned by natural persons, and may impose liquidity fees or redemption gates in certain circumstances. Institutional Prime Money Market operates as an institutional money market fund open to all forms of investors. Its net asset value fluctuates based upon changes in the value of its investments and the value of its shares is calculated daily to four decimal places.

Effective November 20, 2017, Dynamic Growth Fund, Aggressive Growth Fund, Global Opportunities Fund, Infrastructure Fund, and Dividend Opportunities Fund changed their names to Dynamic Allocation Fund, Aggressive Allocation Fund, Global Allocation Fund, Conservative Allocation Fund, and Moderate Allocation Fund, respectively. Each Fund, except Aggressive Allocation Fund and Dynamic Allocation Fund, also made changes to their investment strategies to better align the investment strategies of the Funds with the tactical asset allocation expertise of the Funds’ adviser, Meeder Asset Management, Inc.

For more information regarding the Funds’ objectives, strategies, and differences in share classes, please refer to the Funds’ prospectus.

2.    Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the SEC) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Trust is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Companies. The following summarizes the significant accounting policies of the Trust and the Funds:

Securities valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Short sales. Spectrum may enter into short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses

Page 120	2017 Annual Report | December 31, 2017

related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs will be borne by the Fund.

Futures & options. Each Fund, except the Money Market Funds, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, margin movements, which are equal to changes in the daily price or last sale price on the exchanges where futures contracts trade, are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for the Money Market Funds, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Bond and the Money Market Funds, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Except for the Money Market Funds, the fixed income portion of any Fund can utilize Treasury futures contracts in order to adjust duration.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2017, the average notional value of purchased put options for Muirfield, Balanced, and Spectrum was $22,020, $8,258, and $6,881, respectively. There were no other call or put options transacted for any other Fund.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the year ended December 31, 2017.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2017 was as follows:

Amount of Deposits at Broker and Unrealized Appreciation (Depreciation) on Derivatives

	Type of Derivative/ Risk	Statements of Assets & Liabilities Location	Fair Value of Deposits at Broker for Futures Contracts	Value of Unrealized Appreciation (Depreciation)
Muirfield	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$4,285,313	$1,598,606
Dynamic	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	1,030,940	468,360
Aggressive	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	380,694	165,227
Balanced	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	1,490,003	58,231
Global	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	596,259	216,871

2017 Annual Report | December 31, 2017	Page 121

Amount of Deposits at Broker and Unrealized Appreciation (Depreciation) on Derivatives

	Type of Derivative/ Risk	Statements of Assets & Liabilities Location	Fair Value of Deposits at Broker for Futures Contracts	Value of Unrealized Appreciation (Depreciation)
Spectrum	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$1,964,507	$666,248
Quantex	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	251,989	53,886
Moderate	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	209,362	39,999
Conservative	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	53,095	8,428

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

	Type of Derivative/ Risk	Contracts as of December 31, 2016	Long and Short Contracts Opened During the Period	Long and Short Contracts Closed/ Expired During the Period	Contracts as of December 31, 2017	Statement of Operations Location	For the Year Ended December 31, 2017
Muirfield	Equity contracts	610	6,064	5,604	1,070	Net realized gains (losses) from futures contracts	$15,163,165
Dynamic	Equity contracts	160	1,489	1,395	254	Net realized gains (losses) from futures contracts	3,325,435
Aggressive	Equity contracts	54	592	556	90	Net realized gains (losses) from futures contracts	947,413
Balanced	Equity contracts	181	2,480	2,326	335	Net realized gains (losses) from futures contracts	5,646,364
Global	Equity contracts	34	897	799	132	Net realized gains (losses) from futures contracts	1,741,210
Spectrum	Equity contracts	392	2,719	2,642	469	Net realized gains (losses) from futures contracts	8,811,275
Quantex	Equity contracts	89	285	337	37	Net realized gains (losses) from futures contracts	779,570
Moderate	Equity contracts	61	471	500	32	Net realized gains (losses) from futures contracts	1,144,374
Conservative	Equity contracts	15	110	118	7	Net realized gains (losses) from futures contracts	260,594

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income

	Type of Derivative/ Risk	Statement of Operations Location	For the Year Ended December 31, 2017
Muirfield	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	$2,136,128
Dynamic	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	517,185
Aggressive	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	287,584
Balanced	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	232,463
Global	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	274,235
Spectrum	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	879,702
Quantex	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	353,812
Moderate	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	58,613
Conservative	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	18,970

Page 122	2017 Annual Report | December 31, 2017

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2014 through December 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended December 31, 2017, the Funds did not incur any material interest or penalties.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Balanced, Global, Moderate, Conservative, and Spectrum declare and pay dividends from net investment income, if any, on a quarterly basis. Bond declares and pays dividends from net investment income on a monthly basis. The Money Market Funds declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent differences relate to reclassification of commissions recapture, partnership basis adjustments, and redemptions treated as distributions for tax purposes (i.e. equalization). Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2017, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investments and Futures Contracts
Muirfield	$11,169,236	$(231,438)	$(10,937,798)
Dynamic	3,306,444	(139,045)	(3,167,399)
Aggressive	(843)	(78,710)	79,553
Balanced	5,995,449	(170,556)	(5,824,893)
Global	—	(117,184)	117,184
Spectrum	2,621,862	(142,338)	(2,479,524)
Quantex	—	(84,944)	84,944
Conservative	67,241	31,298	(98,539)
Moderate	958,754	(108,563)	(850,191)
Bond	(2,004)	(43,340)	45,344

Investment income & expenses. For all Funds, except the Money Market Funds, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. All Funds, except the Money Market Funds, are authorized to issue an unlimited number of shares in the Retail Class, the Adviser Class, and the Institutional Class. Transactions in the capital shares of the Funds for the year ended December 31, 2017 and the period ended December 31, 2016 were as follows:

	Issued		Reinvested
	Amount	Shares	Amount	Shares
Year Ended December 31, 2017
Muirfield - Retail	$69,224,338	9,392,928	$18,274,233	2,436,224
Muirfield - Adviser	43,200,633	5,772,167	2,814,669	373,234
Muirfield - Institutional	196,126,815	26,417,922	12,525,154	1,661,317
Dynamic - Retail	12,488,746	1,207,246	4,060,526	376,589
Dynamic - Adviser	10,819,161	1,016,257	782,624	72,269
Dynamic - Institutional	70,981,096	6,892,336	5,504,520	508,681
Aggressive - Retail	3,226,502	303,535	1,967,782	190,244
Aggressive - Adviser	1,446,318	134,695	150,159	14,477
Aggressive - Institutional	22,969,546	2,186,544	2,296,719	220,946
Balanced - Retail	26,306,979	2,323,085	5,871,578	507,403

2017 Annual Report | December 31, 2017	Page 123

	Issued		Reinvested
	Amount	Shares	Amount	Shares
Balanced - Adviser	$13,252,680	1,148,364	$638,110	54,695
Balanced - Institutional	185,796,592	16,103,392	6,866,027	589,322
Global - Retail	4,290,027	414,217	498,987	43,704
Global - Adviser	1,122,959	105,925	18,941	1,662
Global - Institutional	43,705,168	4,385,231	762,165	66,766
Spectrum - Retail	17,727,645	1,618,032	3,759,826	329,231
Spectrum - Adviser	13,785,585	1,240,035	802,353	69,953
Spectrum - Institutional	87,828,254	7,861,056	4,540,126	395,481
Quantex - Retail	15,894,719	463,602	1,715,006	46,714
Quantex - Adviser	2,330,634	68,459	60,803	1,654
Quantex - Institutional	36,167,350	1,054,466	1,000,499	27,250
Conservative - Retail	3,066,122	140,500	217,793	9,663
Conservative - Adviser	790,658	35,430	6,728	295
Conservative - Institutional	14,928,684	660,636	111,127	4,863
Moderate - Retail	5,411,114	497,051	999,860	86,853
Moderate - Adviser	3,672,006	337,942	133,385	11,486
Moderate - Institutional	39,284,644	3,583,497	1,350,218	116,322
Bond - Retail	25,785,784	2,743,003	3,211,909	341,738
Bond - Adviser	11,199,739	1,181,978	147,366	15,628
Bond - Institutional	137,951,749	14,624,351	2,026,224	214,866
Prime Money Market	29,723,424	29,723,424	236,626	236,626
Institutional Prime Money Market	485,340,979	485,328,584	225,080	225,073

Period Ended December 31, 2016
Muirfield - Retail	$134,775,425	20,789,278	$2,835,833	428,299
Muirfield - Adviser	147,432	22,647	335	49
Muirfield - Institutional	981,839	150,732	2,155	317
Dynamic - Retail	51,549,145	5,477,401	1,745,515	181,974
Dynamic - Adviser	45,886	4,913	330	34
Dynamic - Institutional	612,980	65,573	4,353	442
Aggressive - Retail	15,870,787	1,670,120	514,642	53,324
Aggressive - Adviser	17,233	1,808	26	2
Aggressive - Institutional	322,629	33,277	384	37
Balanced - Retail	79,447,530	7,653,253	2,758,313	260,262
Balanced - Adviser	86,679	8,263	336	31
Balanced - Institutional	221,712	21,068	754	70
Global - Retail	19,207,912	2,101,934	919,811	97,409
Global - Adviser	29,425	3,127	189	20
Global - Institutional	330,943	35,021	1,716	179
Spectrum - Retail	40,881,075	4,217,974	1,551,581	149,326
Spectrum - Adviser	46,246	4,639	597	57
Spectrum - Institutional	535,858	53,720	6,868	660
Quantex - Retail	39,531,805	1,300,850	1,590,381	47,686
Quantex - Adviser	28,190	919	483	14
Quantex - Institutional	868,530	28,286	14,745	433
Conservative - Retail	6,207,005	300,083	407,859	19,601
Conservative - Adviser	7,305	347	81	4
Conservative - Institutional	298,546	14,158	2,742	129
Moderate - Retail	29,907,824	3,019,540	776,674	79,327
Moderate - Adviser	21,143	2,142	72	7
Moderate - Institutional	220,600	21,806	458	44
Bond - Retail	90,300,352	9,633,295	6,254,160	668,034
Bond - Adviser	84,879	8,973	726	78
Bond - Institutional	84,249	8,924	557	60
Prime Money Market	9,599,544	9,599,543	28,851	28,851

Page 124	2017 Annual Report | December 31, 2017

	Issued		Reinvested
	Amount	Shares	Amount	Shares
Institutional Prime Money Market**	$304,118,416	304,102,698	$14,473	14,472
Money Market - Retail*/**	83,963,435	83,963,435	104,345	104,345
Money Market - Institutional*/**	493,623,899	493,623,899	4,587	4,587

	Redeemed		Net Increase (Decrease)
	Amount	Shares	Amount	Shares
Year Ended December 31, 2017
Muirfield - Retail	$(263,903,006)	(36,151,315)	$(176,404,435)	(24,322,163)
Muirfield - Adviser	(5,289,800)	(696,300)	40,725,502	5,449,101
Muirfield - Institutional	(27,343,196)	(3,598,362)	181,308,773	24,480,877
Dynamic - Retail	(93,457,320)	(9,086,760)	(76,908,048)	(7,502,925)
Dynamic - Adviser	(1,754,203)	(161,245)	9,847,582	927,281
Dynamic - Institutional	(10,857,261)	(1,000,514)	65,628,355	6,400,503
Aggressive - Retail	(32,907,582)	(3,123,228)	(27,713,298)	(2,629,449)
Aggressive - Adviser	(154,198)	(14,114)	1,442,279	135,058
Aggressive - Institutional	(4,588,002)	(419,571)	20,678,263	1,987,919
Balanced - Retail	(180,115,210)	(15,862,623)	(147,936,653)	(13,032,135)
Balanced - Adviser	(2,009,926)	(172,407)	11,880,864	1,030,652
Balanced - Institutional	(25,560,161)	(2,189,239)	167,102,458	14,503,475
Global - Retail	(53,076,539)	(5,293,945)	(48,287,525)	(4,836,024)
Global - Adviser	(207,804)	(19,150)	934,096	88,437
Global - Institutional	(13,511,851)	(1,250,757)	30,955,482	3,201,240
Spectrum - Retail	(96,970,103)	(8,826,443)	(75,482,632)	(6,879,180)
Spectrum - Adviser	(2,202,940)	(193,909)	12,384,998	1,116,079
Spectrum - Institutional	(13,276,329)	(1,152,838)	79,092,051	7,103,699
Quantex - Retail	(48,833,388)	(1,428,616)	(31,223,663)	(918,300)
Quantex - Adviser	(471,246)	(13,580)	1,920,191	56,533
Quantex - Institutional	(8,047,545)	(226,565)	29,120,304	855,151
Conservative - Retail	(12,108,043)	(553,076)	(8,824,128)	(402,913)
Conservative - Adviser	(139,084)	(6,175)	658,302	29,550
Conservative - Institutional	(3,791,375)	(166,112)	11,248,436	499,387
Moderate - Retail	(42,009,943)	(3,894,151)	(35,598,969)	(3,310,247)
Moderate - Adviser	(537,829)	(48,048)	3,267,562	301,380
Moderate - Institutional	(5,312,392)	(472,047)	35,322,470	3,227,772
Bond - Retail	(178,660,569)	(18,972,930)	(149,662,876)	(15,888,189)
Bond - Adviser	(1,432,225)	(151,470)	9,914,880	1,046,136
Bond - Institutional	(28,735,928)	(3,046,449)	111,242,045	11,792,768
Prime Money Market	(31,415,171)	(31,415,171)	(1,455,121)	(1,455,121)
Institutional Prime Money Market	(386,435,339)	(386,423,004)	99,130,720	99,130,653

Period Ended December 31, 2016
Muirfield - Retail	$(156,631,222)	(24,078,934)	$(19,019,964)	(2,861,357)
Muirfield - Adviser	(10)	(1)	147,757	22,695
Muirfield - Institutional	(182,558)	(26,804)	801,436	124,245
Dynamic - Retail	(55,272,607)	(5,951,512)	(1,977,947)	(292,137)
Dynamic - Adviser	—	—	46,216	4,947
Dynamic - Institutional	(50,000)	(5,107)	567,333	60,908
Aggressive - Retail	(52,233,584)	(5,415,390)	(35,848,155)	(3,691,946)
Aggressive - Adviser	—	—	17,259	1,810
Aggressive - Institutional	—	—	323,013	33,314
Balanced - Retail	(151,255,303)	(14,401,113)	(69,049,460)	(6,487,598)
Balanced - Adviser	—	—	87,015	8,294
Balanced - Institutional	(8,467)	(793)	213,999	20,345
Global - Retail	(52,014,518)	(5,675,851)	(31,886,795)	(3,476,508)

2017 Annual Report | December 31, 2017	Page 125

	Redeemed		Net Increase (Decrease)
	Amount	Shares	Amount	Shares
Global - Adviser	$—	—	$29,614	3,147
Global - Institutional	(6,606)	(697)	326,053	34,503
Spectrum - Retail	(51,043,012)	(5,217,071)	(8,610,356)	(849,771)
Spectrum - Adviser	—	—	46,843	4,696
Spectrum - Institutional	(99,000)	(9,565)	443,726	44,815
Quantex - Retail	(27,477,066)	(908,796)	13,645,120	439,740
Quantex - Adviser	—	—	28,673	933
Quantex - Institutional	(7,190)	(214)	876,085	28,505
Conservative - Retail	(9,244,777)	(462,854)	(2,629,913)	(143,170)
Conservative - Adviser	—	—	7,386	351
Conservative - Institutional	—	—	301,288	14,287
Moderate - Retail	(20,598,293)	(2,106,832)	10,086,205	992,035
Moderate - Adviser	—	—	21,215	2,149
Moderate - Institutional	—	—	221,058	21,850
Bond - Retail	(99,286,839)	(10,640,167)	(2,732,327)	(338,838)
Bond - Adviser	—	—	85,605	9,051
Bond - Institutional	(13,505)	(1,455)	71,301	7,529
Prime Money Market	(24,978,383)	(24,978,383)	(15,349,988)	(15,349,989)
Institutional Prime Money Market**	(106,654,831)	(106,647,341)	197,478,058	197,469,829
Money Market - Retail*/**	(88,582,452)	(88,582,452)	(4,514,672)	(4,514,672)
Money Market - Institutional*/**	(661,800,428)	(661,800,428)	(168,171,942)	(168,171,942)

*	Capital stock transactions reflect amounts when the Fund offered multiple classes of shares.
**

On October 7, 2016, $131,014,084 was transferred in-kind from Prime Money Market Fund to Institutional Prime Money Market Fund. Therefore capital and shares redeemed for Prime Money Market Fund include this in-kind transfer, whereas capital and shares issued for Institutional Prime Money Market Fund include this amount as an initial contribution.

Offsetting Assets & Liabilities. The Funds are party to enforceable master netting arrangements between counter parties, such as the securities lending agreement, which provides for the right of offset under certain circumstances, such as the event of default. The securities lending transactions have an overnight and continuous contractual maturity. Risks arise from the possible inability of counterparties to meet the terms of their contracts. The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2017.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Assets:
Securities Loaned
Muirfield	$281,815	$—	$281,815	$—	$(281,815)	$—
Spectrum	16,647	—	16,647	—	(16,647)	—
Moderate	7,180	—	7,180	—	(7,180)	—

Futures Contracts
Muirfield	$1,598,606	$—	$1,598,606	$—	$—	$1,598,606
Dynamic	468,010	—	468,010	—	—	468,010
Aggressive	165,227	—	165,227	—	—	165,227
Balanced	58,231	—	58,231	—	—	58,231
Global	216,871	—	216,871	—	—	216,871
Spectrum	666,248	—	666,248	—	—	666,248
Quantex	53,886	—	53,886	—	—	53,886
Moderate	39,999	—	39,999	—	—	39,999
Conservative	8,428	—	8,428	—	—	8,428

Page 126	2017 Annual Report | December 31, 2017

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Repurchase Agreements
Prime Money Market	$7,000,000	$—	$7,000,000	$(7,000,000)	$—	$—
Institutional Prime Money Market	83,000,000	—	83,000,000	(83,000,000)	—	—

Liabilities:
N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income and dividend expenses are recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are separately stated. Discounts and premiums are amortized using the effective yield over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

3.    Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, American depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Prime Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent

2017 Annual Report | December 31, 2017	Page 127

bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Prime Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Except for Institutional Money Market, certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2. For Institutional Money Market, certificates of deposit are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the year ended December 31, 2017, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no transfers between level 1 and level 2 securities. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2017.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$302,681,555	$—	$—	$302,681,555
Registered investment companies	16,996,235	—	—	16,996,235
Money market registered investment companies	152,031,620	—	—	152,031,620
Bank obligations	—	1,492,885	—	1,492,885
Total	$471,709,410	$1,492,885	$—	$473,202,295
Trustee deferred compensation***	$171,736	$—	$—	$171,736
Futures contracts**	$1,598,606	$—	$—	$1,598,606

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$89,812,701	$—	$—	$89,812,701
Registered investment companies	17,350,547	—	—	17,350,547
Money market registered investment companies	21,160,222	—	—	21,160,222
Bank obligations	—	1,492,878	—	1,492,878
Total	$128,323,470	$1,492,878	$—	$129,816,348
Trustee deferred compensation***	$106,499	$—	$—	$106,499
Futures contracts**	$468,360	$—	$—	$468,360

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$28,155,013	$—	$—	$28,155,013
Registered investment companies	4,885,911	—	—	4,885,911
Money market registered investment companies	6,809,597	—	—	6,809,597
Bank obligations	—	994,567	—	994,567
Total	$39,850,521	$994,567	$—	$40,845,088
Trustee deferred compensation***	$59,094	$—	$—	$59,094
Futures contracts**	$165,227	$—	$—	$165,227

Page 128	2017 Annual Report | December 31, 2017

Balanced – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$135,479,024	$—	$—	$135,479,024
Registered investment companies	93,159,510	—	—	93,159,510
Money market registered investment companies	46,165,677	—	—	46,165,677
Bank obligations	—	1,492,688	—	1,492,688
Total	$274,804,211	$1,492,688	$—	$276,296,899
Trustee deferred compensation***	$113,702	$—	$—	$113,702
Futures contracts**	$58,231	$—	$—	$58,231

Global – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$30,500,203	$—	$—	$30,500,203
Registered investment companies	29,531,826	—	—	29,531,826
Money market registered investment companies	11,707,988	—	—	11,707,988
Bank obligations	—	1,492,688	—	1,492,688
Total	$71,740,017	$1,492,688	$—	$73,232,705
Trustee deferred compensation***	$85,350	$—	$—	$85,350
Futures contracts**	$216,871	$—	$—	$216,871

Spectrum – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks – Long*	$148,295,888	$—	$—	$148,295,888
Money market registered investment companies	5,851,979	—	—	5,851,979
Bank obligations	—	995,187	—	995,187
Total – Long investments	$154,147,867	$995,187	$—	$155,143,054
Common stocks – Short*	$(62,041,798)	$—	$—	$(62,041,798)
Trustee deferred compensation***	$13,166	$—	$—	$13,166
Futures contracts**	$666,248	$—	$—	$666,248

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$87,525,965	$—	$—	$87,525,965
Money market registered investment companies	5,257,988	—	—	5,257,988
Bank obligations	—	1,464,779	—	1,464,779
Total	$92,783,953	$1,464,779	$—	$94,248,732
Trustee deferred compensation***	$47,458	$—	$—	$47,458
Futures contracts**	$53,886	$—	$—	$53,886

Conservative – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$6,389,970	$—	$—	$6,389,970
Registered investment companies	17,628,751	—	—	17,628,751
Money market registered investment companies	349,527	—	—	349,527
Bank obligations	—	498,188	—	498,188
Total	$24,368,248	$498,188	$—	$24,866,436
Trustee deferred compensation***	$47,148	$—	$—	$47,148
Futures contracts**	$8,428	$—	$—	$8,428

2017 Annual Report | December 31, 2017	Page 129

Moderate – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$28,531,954	$—	$—	$28,531,954
Registered investment companies	33,360,751	—	—	33,360,751
Money market registered investment companies	2,830,059	—	—	2,830,059
Bank obligations	—	995,188	—	995,188
Total	$64,722,764	$995,188	$—	$65,717,952
Trustee deferred compensation***	$5,309	$—	$—	$5,309
Futures contracts**	$39,999	$—	$—	$39,999

Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$180,625,334	$—	$—	$180,625,334
Money market registered investment companies	5,927,638	—	—	5,927,638
Bank obligations	—	1,492,697	—	1,492,697
U.S. government obligations	—	57,933	—	57,933
Total	$186,552,972	$1,550,630	$—	$188,103,602
Trustee deferred compensation***	$53,661	$—	$—	$53,661

Prime Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$994,337	$—	$994,337
Certificates of deposit	—	3,000,099	—	3,000,099
Commercial paper	—	11,250,322	—	11,250,322
Corporate obligations	—	2,250,709	—	2,250,709
Repurchase agreements	—	7,000,000	—	7,000,000
Money Market registered investment companies	10,708,971	—	—	10,708,971
Total	$10,708,971	$24,495,467	$—	$35,204,438
Trustee deferred compensation***	$33,319	$—	$—	$33,319

Institutional Prime Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$994,337	$—	$994,337
Certificates of deposit	—	26,808,407	—	26,808,407
Commercial paper	—	123,286,034	—	123,286,034
Corporate obligations	—	9,831,332	—	9,831,332
Repurchase agreements	—	83,000,000	—	83,000,000
Money Market registered investment companies	52,820,434	—	—	52,820,434
Total	$52,820,434	$243,920,110	$—	$296,740,544
Trustee deferred compensation***	$994	$—	$—	$994

*	See schedule of investments for industry classifications.
**	Futures contracts include unrealized gain/loss on contracts open at December 31, 2017.
***	A corresponding liability exists that is marked to market and is fair valued under the Level 1 hierarchy.

Page 130	2017 Annual Report | December 31, 2017

4.    Investment Transactions

For the year ended December 31, 2017, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments and short positions, were as follows:

	Purchases	Sales
Muirfield	$817,956,476	$848,436,099
Dynamic	256,166,250	268,856,821
Aggressive	89,234,766	100,209,248
Balanced	437,845,626	427,418,664
Global	113,937,844	138,690,326
Spectrum	159,572,838	147,776,597
Quantex	63,225,373	57,115,635
Conservative	29,447,486	24,892,779
Moderate	182,274,974	177,200,612
Bond	247,326,516	277,088,058

For the year ended December 31, 2017, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Bond	$2,817	$—

5.    Investment Advisory Fees and Other Transactions with Affiliates and Non-Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides the Funds with investment management, research, statistical and advisory services pursuant to the terms of an Investment Advisory Agreement. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets up to $100 Million	Percentage of Average Daily Net Assets up to $200 Million	Percentage of Average Daily Net Assets Exceeding $100 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	N/A	N/A	0.60%	N/A
Quantex	1.00%	0.75%	N/A	N/A	0.60%	N/A
Conservative	1.00%	0.75%	N/A	N/A	0.60%	N/A
Dynamic	N/A	N/A	N/A	0.75%	N/A	0.60%
Aggressive	N/A	N/A	N/A	0.75%	N/A	0.60%
Balanced	N/A	N/A	N/A	0.75%	N/A	0.60%
Global	N/A	N/A	N/A	0.75%	N/A	0.60%
Spectrum	N/A	N/A	N/A	0.75%	N/A	0.60%
Moderate	N/A	N/A	N/A	0.75%	N/A	0.60%
Bond	N/A	N/A	0.40%	N/A	0.20%	N/A
Prime Money Market	N/A	N/A	0.40%	N/A	0.25%	N/A
Institutional Prime Money Market	N/A	N/A	0.40%	N/A	0.25%	N/A

Fee Waivers & Expense Limitation Agreements. MAM has contractually agreed to reduce its advisory fees or limit total annual ordinary fund operating expenses for certain Funds pursuant to written agreements that may only be amended or terminated with the approval of the Board. The sums waived or reimbursed under these agreements are not subject to recoupment.

During 2017, MAM contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. During the year ended December 31, 2017, $125,000 of investment advisory fees were waived in Quantex.

2017 Annual Report | December 31, 2017	Page 131

Between April 18, 2017 through November 19, 2017, MAM contractually agreed to reduce its investment advisory fee by 0.25% for Conservative for average daily net assets up to $50 million. Effective November 20, 2017, MAM contractually agreed to reduce its investment advisory fee for Conservative to 0.50% and to reimburse management fees or other fund expenses sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 1.32% for the Retail Class, 1.12% for the Adviser Class and 0.92% for the Institutional Class. During the year ended December 31, 2017, $40,881 of investment advisory fees were waived in Conservative.

Effective April 18, 2017, MAM contractually agreed to reduce its investment advisory fee by 0.10% for Dynamic for average daily net assets up to $200 million. During the year ended December 31, 2017, $87,290 of investment advisory fees were waived in Dynamic.

Effective November 20, 2017, MAM contractually agreed to reduce its investment advisory fee for Moderate to 0.60% and to reimburse management fees or other fund expenses sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 1.42% for the Retail Class, 1.22% for the Adviser Class and 1.02% for the Institutional Class. During the year ended December 31, 2017, $10,668 of investment advisory fees were waived in Moderate.

Effective November 20, 2017, MAM contractually agreed to reduce its investment advisory fee by 0.11% for Bond for average daily net assets up to $100 million. During the year ended December 31, 2017, $12,658 of investment advisory fees were waived in Bond.

During 2017, MAM contractually agreed to reduce and/or reimburse expenses for Institutional Prime Money Market to the extent necessary to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to no more than 0.60% of average daily net assets. During the year ended December 31, 2017, no investment advisory fees were waived and no expenses were reimbursed in Institutional Prime Money Market.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Percentage of Average Daily Net Assets
Muirfield	$4,000	0.12%
Quantex	4,000	0.12%
Conservative	4,000	0.12%
Dynamic	4,000	0.12%
Aggressive	4,000	0.12%
Balanced	4,000	0.12%
Global	4,000	0.12%
Spectrum	4,000	0.12%
Moderate	4,000	0.12%
Bond	4,000	0.08%
Prime Money Market	4,000	0.08%
Institutional Prime Money Market	4,000	0.08%

Page 132	2017 Annual Report | December 31, 2017

Effective April 18, 2017, a $15 per active shareholder account fee was eliminated from the calculation for Conservative and Moderate. Effective September 21, 2017, except for the Money Market Funds, the $15 per active shareholder account fee was eliminated from the calculation for the remaining Funds, while a $20 per active shareholder account fee was eliminated for the Money Market Funds. For fixed income Funds (Bond, Prime Money Market, and Institutional Prime Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee will be contractually reduced by 0.02%. During the year ended December 31, 2017, MFSCo waived the following transfer agent fees:

	Voluntary Transfer Agent Fees Reimbursements	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets – Retail Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets – Adviser Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets – Institutional Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Money Market Funds
Muirfield	$98,904	N/A	0.09%	0.09%	N/A
Quantex	7,126	N/A	0.03%	0.03%	N/A
Conservative	20,763	0.10%	0.12%	0.12%	N/A
Dynamic	—	N/A	N/A	N/A	N/A
Aggressive	20,863	N/A	0.12%	0.12%	N/A
Balanced	68,534	N/A	0.09%	0.09%	N/A
Global	38,042	N/A	0.11%	0.11%	N/A
Spectrum	55,861	N/A	0.12%	0.12%	N/A
Moderate	31,358	0.02%	0.11%	0.11%	N/A
Bond	1,412	N/A	N/A	N/A	N/A
Prime Money Market	8,406	N/A	N/A	N/A	0.02%
Institutional Prime Money Market	42,945	N/A	N/A	N/A	0.02%

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Quantex	0.10%	0.08%
Conservative	0.10%	0.08%
Dynamic	0.10%	0.08%
Aggressive	0.10%	0.08%
Balanced	0.10%	0.08%
Global	0.10%	0.08%
Spectrum	0.10%	0.08%
Moderate	0.10%	0.08%
Bond	0.10%	0.08%
Prime Money Market	0.10%	0.08%
Institutional Prime Money Market	0.10%	0.08%

2017 Annual Report | December 31, 2017	Page 133

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Conservative	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Aggressive	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Global	7,500	0.15%	0.10%	0.02%	0.01%
Spectrum	7,500	0.15%	0.10%	0.02%	0.01%
Moderate	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%
Institutional Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the year ended December 31, 2017, MAM and MFSCo agreed to voluntarily waive and/or reimburse investment advisory fees and transfer agent fees, respectively. The cumulative amounts voluntarily waived and/or reimbursed and the impact to the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) for each Fund are as follows:

	Voluntary Expense Reimbursements	Impact of Voluntary Waivers to Average Net Assets	Impact of Voluntary Waivers to Average Net Assets – Retail Class	Impact of Voluntary Waivers to Average Net Assets – Adviser Class	Impact of Voluntary Waivers to Average Net Assets – Institutional Class
Muirfield	$98,904	N/A	N/A	0.09%	0.09%
Quantex	7,126	N/A	N/A	0.03%	0.03%
Conservative	136,194	N/A	0.67%	0.69%	0.69%
Dynamic	—	N/A	N/A	N/A	N/A
Aggressive	29,377	N/A	0.02%	0.14%	0.14%
Balanced	68,534	N/A	N/A	0.09%	0.09%
Global	38,042	N/A	N/A	0.11%	0.11%
Spectrum	55,861	N/A	N/A	0.12%	0.12%
Moderate	44,552	N/A	0.04%	0.13%	0.13%
Bond	1,412	N/A	N/A	N/A	N/A
Prime Money Market	190,983	0.55%	N/A	N/A	N/A
Institutional Prime Money Market	839,835	0.41%	N/A	N/A	N/A

Page 134	2017 Annual Report | December 31, 2017

Certain Funds have entered into securities lending arrangements with HNB. Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2017, Muirfield, Spectrum, and Moderate had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. For the year ended December 31, 2017, income earned through securities lending arrangements was as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$2,570
Dynamic	2,776
Aggressive	864
Balanced	18,203
Global	336
Spectrum	6,188
Quantex	80,930
Conservative	179

Certain Funds have entered into directed brokerage arrangements with unaffiliated brokers whereby the brokers have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated by the Funds. All expenses paid with directed brokerage and commission recapture credits are shown in full on the Statements of Operations and the amount credited is shown as a reduction in total expenses. In the absence of the directed brokerage arrangement, the Funds could have invested some of the amounts paid for commissions to generate income or capital gain; however, the Funds would have paid more in expenses. The following table identifies each category of expense that was paid using directed brokerage and commission recapture credits and the total credits received by each Fund during the year ended December 31, 2017:

	Registration	Other	Audit	Custody	Insurance	Postage	Printing	Legal	Short Dividend	Total Credits Received
Muirfield	$68,888	$32,085	$18,603	$39,776	$34,633	$18,324	$15,451	$3,678	$—	$231,438
Dynamic	56,356	23,999	18,603	11,473	8,224	12,514	4,680	3,198	—	139,047
Aggressive	50,243	21,665	18,603	3,730	4,081	2,355	1,743	2,325	—	104,745
Balanced	52,908	28,552	18,603	21,743	24,007	11,633	9,431	3,679	—	170,556
Global	50,984	22,341	18,603	6,878	6,320	7,124	3,300	1,634	—	117,184
Spectrum	53,316	24,170	19,712	11,758	13,852	10,934	4,905	3,585	174,772	317,004
Quantex	53,906	22,537	18,603	8,702	6,538	782	—	—	—	111,068
Conservative	29,085	—	—	—	—	—	—	—	—	29,085
Moderate	51,446	20,829	18,603	5,104	3,988	12,854	1,947	3,679	—	118,450
Bond	45,344	—	—	—	—	—	—	—	—	45,344

2017 Annual Report | December 31, 2017	Page 135

The Funds have adopted a written plan pursuant to Rule 12b-1 of the 1940 Act that allows the Funds to pay fees for the sale and distribution of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including affiliates of MAM. The annual adopted 12b-1 plan maximum limitations, along with 12b-1 plan expense payments made to the Funds’ affiliated distributor for the year ended December 31, 2017, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets – Retail Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets – Adviser Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets – Institutional Class	12b-1 Plan Expense Payments Made to Affiliates
Muirfield	N/A	0.20%	N/A	N/A	$54,932
Quantex	N/A	0.20%	N/A	N/A	21,741
Conservative	N/A	0.25%	N/A	N/A	9,505
Dynamic	N/A	0.25%	N/A	N/A	15,347
Aggressive	N/A	0.25%	N/A	N/A	12,427
Balanced	N/A	0.25%	N/A	N/A	48,024
Global	N/A	0.25%	N/A	N/A	10,781
Spectrum	N/A	0.25%	N/A	N/A	16,369
Moderate	N/A	0.25%	N/A	N/A	6,270
Bond	N/A	0.25%	N/A	N/A	42,679
Prime Money Market	0.20%	N/A	N/A	N/A	N/A
Institutional Prime Money Market	0.20%	N/A	N/A	N/A	N/A

The Funds (other than the Money Market Funds) have adopted a shareholder services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing shareholder and administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted shareholder services plan maximum limitations for the year ended December 31, 2017 are as follows:

	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets – Retail Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets – Adviser Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets – Institutional Class
Muirfield	0.20%	0.25%	0.10%
Quantex	0.20%	0.25%	0.10%
Conservative	0.20%	0.25%	0.10%
Dynamic	0.20%	0.25%	0.10%
Aggressive	0.20%	0.25%	0.10%
Balanced	0.20%	0.25%	0.10%
Global	0.20%	0.25%	0.10%
Spectrum	0.20%	0.25%	0.10%
Moderate	0.20%	0.25%	0.10%
Bond	0.20%	0.25%	0.10%

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Amounts deferred under the Plan may be distributed, in a lump sum or generally equal annual installments over a period of up to ten (10) years, to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Page 136	2017 Annual Report | December 31, 2017

During the year ended December 31, 2017, several of the Funds invested in the Institutional Prime Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Fund on a net basis. The Funds’ investments in the Institutional Prime Money Market Fund, which had a 7-day yield of 1.32% on December 31, 2017, were as follows:

	12/31/16 Fair Value	Purchases	Sales	Realized Gains	12/31/17 Cost	Change in Unrealized	Income	12/31/17 Fair Value
Muirfield	$93,992,266	$138,974,550	$(81,203,352)	$(215)	$151,760,070	$(22,604)	$1,006,163	$151,740,645
Dynamic	15,270,106	45,807,150	(39,913,157)	(1,271)	21,162,809	(2,606)	168,357	21,160,222
Aggressive	5,095,423	20,186,661	(18,471,005)	(626)	6,810,424	(856)	59,157	6,809,597
Balanced	32,884,113	112,973,322	(99,685,007)	(6,353)	46,166,058	(398)	329,744	46,165,677
Global	3,120,423	38,710,319	(30,119,961)	(1,506)	11,709,003	(1,287)	106,010	11,707,988
Spectrum	7,075,401	52,270,654	(53,510,158)	(961)	5,834,908	(28)	37,357	5,834,908
Quantex	11,729,999	33,677,651	(40,148,507)	(215)	5,258,349	(940)	61,590	5,257,988
Conservative	1,891,662	15,736,974	(17,278,996)	(112)	349,527	(1)	10,298	349,527
Moderate	5,488,862	17,045,776	(19,710,883)	(1,006)	2,822,646	(103)	47,714	2,822,646
Bond	6,125,641	83,654,829	(83,851,473)	(1,013)	5,927,756	(346)	52,667	5,927,638

6.    Federal Tax Information

The following information is computed on a tax basis for each item as of December 31, 2017:

	Tax Cost of Portfolio Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Muirfield	$437,303,143	$40,103,982	$(4,204,830)	$35,899,152
Dynamic	116,683,557	14,103,901	(971,110)	13,132,791
Aggressive	37,549,605	3,666,545	(371,062)	3,295,483
Balanced	263,125,763	15,832,790	(2,661,654)	13,171,136
Global	67,531,787	6,073,743	(372,825)	5,700,918
Spectrum	137,774,232	21,245,194	(6,555,099)	14,690,095
Quantex	74,945,719	21,489,744	(2,186,730)	19,303,014
Conservative	24,823,898	171,462	(128,924)	42,538
Moderate	64,032,285	2,131,479	(445,810)	1,685,669
Bond	188,221,912	1,406,748	(1,525,058)	(118,310)
Prime Money Market	35,204,438	—	—	—
Institutional Prime Money Market	296,800,650	—	(60,106)	(60,106)

The tax characteristics of dividends paid by the Funds during the period ended December 31, 2017 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid*
Muirfield	$2,259,367	$29,232,859	$3,732,513	$35,224,739
Dynamic	928,733	8,074,316	1,393,140	10,396,189
Aggressive	156,251	2,963,952	1,299,711	4,419,914
Balanced	2,145,554	11,374,967	—	13,520,521
Global	453,751	—	828,928	1,282,679
Spectrum	198	3,646,436	5,562,130	9,208,764
Quantex	233,961	2,013,070	542,617	2,789,648
Conservative	336,521	—	—	336,521
Moderate	382,921	1,907,148	205,355	2,495,424
Bond	5,420,405	—	—	5,420,405
Prime Money Market	243,527	—	—	243,527
Institutional Prime Money Market	1,977,385	—	—	1,977,385

2017 Annual Report | December 31, 2017	Page 137

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield	$2,921,928	$—	$—	$—	$2,921,928
Dynamic	1,181,295	—	570,071	—	1,751,366
Aggressive	515,324	—	—	—	515,324
Balanced	2,762,245	—	—	—	2,762,245
Global	922,270	—	—	—	922,270
Spectrum	230,684	—	1,329,394	—	1,560,078
Quantex	361,262	871,863	376,765	—	1,609,890
Conservative	29,976	—	196,619	221,929	448,524
Moderate	777,516	—	—	—	777,516
Bond	6,263,564	—	—	—	6,263,564
Prime Money Market	567,140	—	—	—	567,140
Institutional Prime Money Market	86,393	—	—	—	86,393

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Capital Gain	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)
Muirfield	$2,011,090	$3,276,617	$(151,557)	$35,899,152	$41,035,302
Dynamic	542,528	387,472	(91,600)	13,132,791	13,971,191
Aggressive	—	66,669	(51,811)	3,295,483	3,310,341
Balanced	1,733,804	81,232	(101,066)	13,171,136	14,885,106
Global	272,649	2,206,113	(75,127)	5,700,918	8,104,553
Spectrum	—	2,128,127	(37,798)	14,690,095	16,780,424
Quantex	45,469	—	(939,639)	19,303,014	18,408,844
Conservative	30,829	2,179,757	(40,885)	42,538	2,212,239
Moderate	3,763,671	1,204,467	(5,079)	1,685,669	6,648,728
Bond	—	—	(10,249,216)	(118,310)	(10,367,526)
Institutional Prime Money Market	1,114	—	(2,335)	(60,106)	(61,327)

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
**

The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2017, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Capital Loss Carryforwards	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward	Capital Loss Carryforward Utilized
Balanced	$—	$—	$82,095
Global	—	—	6,488,111
Quantex	—	897,624	—
Conservative	—	—	646,435
Moderate	—	—	635,467
Bond	7,595,523	2,603,138	1,343,276
Institutional Prime Money Market	1,326	—	—

Page 138	2017 Annual Report | December 31, 2017

7.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2017, beneficial owners that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

Fund	Beneficial Owner	Percent of Voting Securities
Institutional Prime Money Market	Meeder Muirfield Fund	51%

8.    Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9.    Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

2017 Annual Report | December 31, 2017	Page 139

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Meeder Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meeder Funds, comprising Muirfield Fund, Dynamic Allocation Fund, Aggressive Allocation Fund, Balanced Fund, Global Allocation Fund, Spectrum Fund, Quantex Fund, Conservative Allocation Fund, Moderate Allocation Fund, Total Return Bond Fund, Prime Money Market Fund, and Institutional Prime Money Market Fund (the “Funds”), as of December 31, 2017, and the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods presented (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2018

Page 140	2017 Annual Report | December 31, 2017

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President, Meeder Investment Management, Inc.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency.
Anthony J. D’Angelo** Year of Birth: 1959	2006	Trustee

General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.

Jeffrey R. Provence** Year of Birth: 1969	2017	Trustee

CEO, Premier Fund Solutions, Inc. (2001 – present); General Partner & Portfolio Manager, Value Trend Capital Management, L.P. (1995 – present); Director, Blue Chip Investor Funds; Director, PFS Funds; Chairman of the Trust’s Audit Committee.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Co-Chief Investment Officer, Meeder Investment Management, Inc. (2006-present); Chief Financial Officer, Meeder Asset Management, Inc. (2005 – 2017).
Susan E. Meeder Year of Birth: 1963	2014	Vice President	Chief Administrative Officer, Meeder Investment Management, Inc. (2017 – present); Chief Operating Officer of Meeder Investment Management, Inc. (2009 – 2017).
Douglas R. Jennings Year of Birth: 1962	2016	Chief Compliance Officer	Chief Compliance Officer, Meeder Investment Management, Inc. (2016 – present); Partner, Carlile Patchen & Murphy, LLP (2010 – 2016).
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting, Mutual Funds Service Co., (1997 – present).
Alaina Salonsky Year of Birth: 1967	2017	Secretary	Compliance Specialist, Meeder Investment Management, Inc. (2017 – present); Teacher, Big Walnut School District, Sunbury, Ohio (2013 – 2017).

[1]	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
[2]	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all twelve Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Adviser of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

2017 Annual Report | December 31, 2017	Page 141

Board Review and Approval of Investment Advisory Agreement (unaudited)

At a meeting held September 21, 2017, the Board of Trustees (“Board”), including a majority of its Independent Trustees, met in person to consider the renewal of the investment advisory agreements (“Agreements”) between the Funds and Meeder Asset Management, Inc. (“Manager”).

Approval Process. Pursuant to the Investment Company Act of 1940 (“1940 Act”), the Board is required to consider the continuation of the Funds’ investment advisory agreement on an annual basis. Prior to the meeting, the Board reviewed materials sent to each Trustee in advance of the meeting in response to the Funds’ independent legal counsel’s supplemental written request pursuant to Section 15(c) of the 1940 Act for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreements between the Manager and each of the Funds. In reaching the decision to renew the Agreements, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions, execution and other services provided by the Manager and its affiliates.

Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Broadridge Financial Solutions, Ltd. (“Broadridge”), an independent organization, as well as a Funds’ profitability analysis prepared by the Manager. The Broadridge report compared each Fund’s management fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Funds’ operations, as well as an analysis based on the profitability resulting from the operation of each individual Fund, utilizing expense allocation methodologies deemed reasonable by the Manager.

In considering such materials, the Independent Board Members also received assistance and advice from and met separately with the Funds’ independent legal counsel and the chief compliance officer prior to the meeting. In their deliberations, the Board considered the terms of the existing Agreements between the Funds and the Manager as well as the terms of the proposed amended and consolidated agreement, and it determined that no change was being made to the fees charged for the Manager’s services or to the nature or level of the services provided. While attention was given to all of the information furnished, the Board made the following specific findings in connection with its decision to renew the Agreements:

Nature, Extent and Quality of Services. The Board continues to be satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed earlier, the Board’s opinion was based in part upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board. Other factors taken into account by the Board were the Manager’s compliance procedures and the qualifications of the Manager’s chief compliance officer. Consideration was also given to the experience of each Fund’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services. The Board concluded that the nature, extent and quality of the services provided by the Manager have benefited and should continue to benefit each Fund and its shareholders.

Investment Performance. The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the Agreement renewals. The Broadridge report prepared for each Fund showed the investment performance of the Fund for the one-, three-, five-, and ten-year periods, as applicable, ended June 30, 2017 (the “relevant periods”) in comparison with a performance universe similar to each Fund’s investment objectives. The Board noted that the investment results of each Fund compared reasonably with each index used and with the Lipper indices, recognizing that none of the indices are perfect comparisons given each Fund’s specific characteristics. The Board concluded that the Funds’ investment results have been satisfactory for renewal of the Agreements and that the Manager’s record in managing the Funds indicated that its continued management should benefit the Funds and their shareholders.

Comparative Expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other relevant funds. The Board observed that the Funds’ advisory fees and expenses compared reasonably to those of other similar funds included in the comparable reports. The Board also considered an analysis comparing the Funds’ management fees with the fees charged by the Manager to private clients, but noted the significant investment, operational, regulatory, and market differences between advising the Funds and the private clients. The Board concluded that the Funds’ cost structures were fair and reasonable in relation to the services provided, and that the Funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Manager by the Funds.

Management Profitability. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business as well as the profitability resulting from the operation of each Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of “soft” commission dollars to pay for research. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent SEC requirements. The Board determined that the level of profits realized by the Manager under its Agreements with the Funds was not excessive in view of the nature, quality and extent of services provided. The Board took the Manager’s profitability and ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the Manager by the Funds.

Page 142	2017 Annual Report | December 31, 2017

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Funds’ profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. Further, the Board noted that investments in the Fund business made by Meeder, and the resulting improvements in Fund operations and shareholder services, was an additional way in which any potential economies of scale were shared with each Fund and its shareholders. The Board reviewed and expressed continued satisfaction with each Fund’s fee structure under its Agreement.

Conclusion. Based upon the foregoing findings as well as all of the information provided by the Manager, the Board, including a majority of its Independent Trustees, was satisfied that the terms of the proposed agreement, including the existing management fee structure, was fair and reasonable and in the best interest of the Funds and their shareholders. The Board, including a majority of its Independent Trustees, therefore approved the consolidation of the Funds’ separate investment advisory agreements into a single amended and restated investment advisory agreement effective for a one-year term ending September 30, 2018.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Prime Money Market Fund and Institutional Prime Money Market Fund file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2017, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

2017 Annual Report | December 31, 2017	Page 143

Privacy Policy

Meeder Investment Management and the Meeder Funds are committed to maintaining the financial privacy of our current, former and prospective customers. This policy explains how we protect the security and confidentiality of our customer’s information.

PERSONAL INFORMATION WE COLLECT

We may collect information about Meeder customers from a variety of sources, including:

●	Information provided by you or your representative on applications or forms, such as your name, address, date of birth, social security number and investment objectives;

●	Information about the transactions in your account, such as your account balance and transaction history; and

●	Information we obtain from third parties regarding you, to verify your identity or transfer your account.

INFORMATION WE SHARE WITH OUR AFFILIATES

Our affiliates are financial service providers that offer transfer agency, customer accounting, customer servicing, investment advisory, and other financial services. We share information with our affiliates to service your account. In addition, we may also share information with our affiliates to alert you to other products or services offered by Meeder to the extent provided by law. Information collected from customers whose accounts are opened through investment professionals is not shared with Meeder affiliates for marketing purposes.

INFORMATION WE SHARE WITH THIRD PARTIES

On occasion, we share information we collect about you with unaffiliated third parties to perform services in connection with your account, such as processing transactions, preparing and mailing account statements, and other forms of customer servicing. Information provided to third parties may not be used for any other purpose and Meeder does not permit unaffiliated third parties to use customer information to market their products or services.

HOW WE PROTECT INFORMATION ABOUT YOU

We maintain policies, and require all unaffiliated third parties to maintain policies, to safeguard customer information. We restrict access to nonpublic personal information about you to those persons who need to know that information in order to provide products and services to you. We also maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

WHO THIS POLICY APPLIES TO

This policy applies to customers who open relationships directly with Meeder. It applies to Meeder Funds and Meeder’s affiliated companies, including Meeder Asset Management, Meeder Advisory Services, Meeder Public Funds, Adviser Dealer Services and Mutual Funds Service Company.

QUESTIONS

Contact us at 800-325-3539 or visit us online at www.meederinvestment.com

Page 144	2017 Annual Report | December 31, 2017

Manager and Investment Adviser

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen
Anthony J. D’Angelo
Robert S. Meeder, Jr.
Jeffrey R. Provence

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Distributor

Adviser Dealer Services, Inc.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

MEEDER
INVESTMENT MANAGEMENT

6125 Memorial Drive Dublin, Ohio 43017

Meeder Funds Annual Report

December 31, 2017

Mutual funds can be a quick, efficient, cost-effective way to achieve investment diversification. The investment options available through Meeder Funds are suitable for a wide range of investors, from the conservative-minded to the growth-oriented, to help investors achieve their individual financial goals.

We provide professional management, ongoing supervision of clients' holdings, automatic diversification and e-Delivery of statements and fund mailings: all important elements of a well-rounded investment plan.

No matter what your objectives may be, Meeder Funds can help you make the most of your personal investment plan and help you achieve your individual financial goals.

Toll Free: 800-325-3539
Local: 614-760-2159
Fax: 614-766-6669

www.meederinvestment.com
meederfunds@meederinvestment.com

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There were no amendments made to, or waivers granted from, the code of ethics during the fiscal year.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has determined that Jeffrey R. Provence is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Provence is independent for purposes of Item 3 of form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2016
Audit Fees	$122,500	$105,750
Audit-Related Fees	300	300
Tax Fees	64,500	38,500
All Other Fees	2,500	1,650

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including, but not limited to, mileage, lodging, and meals. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including the review and preparation of the Funds’ income tax returns, the review and preparation of the Funds’ excise tax returns, the review of supporting schedules and documentation provided by management, the review and recalculation of the Funds’ estimated distribution calculations, and the review of wash sales for reasonableness. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 0% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $58,070 and $54,500 respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2018

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	March 6, 2018